                                 Appendix I to



                     FAIRNESS OPINION PRESENTATION TO THE
                SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF
                             STAR GAS CORPORATION



               Analyses performed under 30-year weather scenario



                                 CONFIDENTIAL

                           A.G. EDWARDS & SONS, INC.
                              INVESTMENT BANKING

                               October 16, 1998

TABLE OF CONTENTS


                                                                     Section
                                                                     -------

   Overview of Petroleum Heat and Power Co., Inc....................     A

   Overview of Star Gas Partners, L.P...............................     B

   Summary of the Transaction.......................................     C

   Implied Unit Value Analysis......................................     D

   Pro Forma Merger Analysis........................................     E

   Merger Premiums to Market Value Analysis.........................     F

   Relative Contribution Analysis...................................     G

   Discounted Cash Flow Analysis....................................     H

   Comparable Transactions Analysis.................................     I

   Public Company Analysis..........................................     J

   Pro Forma Model..................................................     K

Overview of Petroleum Heat and Power Co., Inc. ("Petro")
Selected Financial Data
($ in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                Historical Years Ended December 31,
                       -------------------------------------------------------------------------------------------------------------
                         1993         %        1994(a)      %        1995(a)      %        1996         %        1997         %
------------------------------------------------------------------------------------------------------------------------------------
Net sales             $538,526    100.0%    $546,677    100.0%    $609,507    100.0%    $608,161    100.0%    $548,141    100.0%
  % Growth                                       1.5%                 11.5%                 -0.2%                 -9.9%
Cost of sales          366,810     68.1%     362,981     66.4%     387,825     63.6%     427,388     70.3%     379,748     69.3%
                      ------------------    ------------------    ------------------    ------------------    ------------------
Gross profit           171,717     31.9%     183,696     33.6%     221,682     36.4%     180,773     29.7%     168,393     30.7%
SG&A expenses           93,379     17.3%      95,314     17.4%     128,295     21.0%     105,601     17.4%     102,377     18.7%
Direct delivery
 expense                29,902      5.6%      32,995      6.0%      36,634      6.0%      33,102      5.4%      30,006      5.5%
Restructuring
 charges                   -                     -                     -                   1,150      0.2%       2,850      0.5%
Corporate
 identity
 expenses                  -                     -                     -                   2,659      0.4%       4,136      0.8%
Pension
 curtailment
 expense                   -                     -                     -                     557      0.1%         654      0.1%
Amortization
 of customer
 lists                  23,183      4.3%      19,748      3.6%      20,527      3.4%      18,611      3.1%      17,903      3.3%
Depreciation
 of plant and
 equipment               5,933      1.1%       6,469      1.2%      12,374      2.0%       6,574      1.1%       7,204      1.3%
Amortization of
 deferred charges        5,548      1.0%       6,177      1.1%       6,142      1.0%       4,760      0.8%       4,639      0.8%
Provision for
 supplemental
 benefits                  264      0.0%         373      0.1%       1,407      0.2%         873      0.1%         565      0.1%
                      ------------------    ------------------    ------------------    ------------------    ------------------
Operating income
 (loss)                 13,509      2.5%      22,619      4.1%      16,303      2.7%       6,886      1.1%      (1,941)    -0.4%

Interest expense,
 net                   (20,508)    -3.8%     (23,766)    -4.3%     (38,792)    -6.4%     (32,412)    -5.3%     (31,668)    -5.8%
Other income
 (expense)                (165)     0.0%         109      0.0%         218      0.0%       1,842      0.3%      11,445      2.1%
                      ------------------    ------------------    ------------------    ------------------    ------------------
Loss before income
 taxes, equity
 interest and
 extraordinary item     (7,164)    -1.3%      (1,038)    -0.2%     (22,271)    -3.7%     (23,684)    -3.9%     (22,164)    -4.0%
Income taxes               400      0.1%         600      0.1%         500      0.1%         500      0.1%         500      0.1%
                      ------------------    ------------------    ------------------    ------------------    ------------------
Loss before equity
 interest and
 extraordinary item     (7,564)    -1.4%      (1,638)    -0.3%     (22,771)    -3.7%     (24,184)    -4.0%     (22,664)    -4.1%
Share of income
 (loss) of Gas             -        0.0%      (1,973)    -0.4%         728      0.1%       2,283      0.4%         235      0.0%
                      ------------------    ------------------    ------------------    ------------------    ------------------
Extraordinary
 item-loss on early
 extinguishment of
 debt                     (867)    -0.2%        (655)    -0.1%      (1,436)    -0.2%      (6,414)    -1.1%         -
                      ------------------    ------------------    ------------------    ------------------    ------------------
Net loss                (8,431)    -1.6%      (4,266)    -0.8%     (23,479)    -3.9%     (28,315)    -4.7%     (22,899)    -4.2%
Preferred stock
 dividends              (3,367)    -0.6%      (3,510)    -0.6%      (3,263)    -0.5%      (2,389)    -0.4%      (4,644)    -0.8%
                      ------------------    ------------------    ------------------    ------------------    ------------------
Net loss to common    ($11,798)    -2.2%     ($7,776)    -1.4%    ($26,742)    -4.4%    ($30,704)    -5.0%    ($27,543)    -5.0%
                      ==================    ==================    ==================    ==================    ==================

Net loss per share      ($0.55)               ($0.36)               ($1.06)               ($1.20)               ($1.06)
                      =========             =========             =========             =========             =========

Weighted average
 shares out-
 standing (b)           21,538                21,745                25,309                25,581                26,039

EBITDA (c)             $48,437      9.0%     $55,387     10.1%     $56,753      9.3%     $42,070      6.9%     $36,010      6.6%
Adjusted net loss
 to common             (10,931)    -2.0% (d)  (7,121)    -1.3% (e) (25,306)    -4.2% (f) (22,583)    -3.7% (g) (35,439)    -6.5% (h)

Adjusted net loss
 per share              ($0.51)               ($0.33)               ($1.00)               ($0.88)               ($1.36)
                      =========             =========             =========             =========             =========

Acquisition
 capital
 expenditures          $15,399               $26,411               $26,438               $28,493               $16,252
Maintenance
 capital
 expenditures (i)        3,000                 3,000                 3,000                 3,000                 3,000
EBITDA/total
 assets                  18.9%                 13.9%                 15.9%                 15.3%                 14.5%
Distributable
 cash flow              24,528                28,020                14,461                 6,158                   842

--------------------------------------------------------------------------------
(a) Star Gas operations consolidated into Petro.
(b) Weighted shares do not include Class B shares.
(c) Calculated as gross profit minus SG&A expense and direct delivery expense.
(d) Excludes $867 for early extinguishment of debt.
(e) Excludes $655 for early extinguishment of debt.
(f) Excludes $1,436 for early extinguishment of debt.
(g) Excludes $6,414 for early extinguishment of debt.
(h) Excludes $11,400 gain on sale of TLC.
(i) Management's estimates.


                                                                        Page A-1

OVERVIEW OF PETRO
EBITDA RECONCILIATION: 1997(a)
($) IN THOUSANDS)

================================================================================
                                                                           PETRO
                                                                           -----
1997 Actual EBITDA                                                       $36,010

NORMALIZING ADJUSTMENTS:

Weather was 3.8% warmer than 30-year normal

     3.8% of 1997 budgeted retail gallons          13,482 gallons

     Gross profit margin                                  $0.4545

     Delivery and garage cost savings                    ($0.0814)
                                                           ------

     Net impact per gallon                                $0.3731

     $ impact                                                              5,030

Insurance reserve                                                          2,000
                                                                          ------

1997 Normalized EBITDA                                                   $43,040
                                                                          ======

--------------------------------------------------------------------------------

(a)  Management's assumptions.

                                                                        Page A-2

OVERVIEW OF PETRO
EBITDA RECONCILIATION: 1997 - 1998 (a)
($ in thousands)

============================================================================================
                                                                                      PETRO
                                                                                      -----
1997 Normalized EBITDA                                                               $43,040

     Volume Adjustments for 1998

         Sale of TLC Division in 1997                      (16,926) gallons

         Attrition in 1998 (4.1%)                          (17,375)

         1997 Acquisitions                                   9,828
                                                             -----

                                                           (24,473) gallons
                                                                  @
                                                            $0.1700/gallon (b)        (4,159)
     Gross Profit Margin Increase      $0.006 per gallon on 395,086 gallons (c)        2,371
     Inflation                                                                        (3,662)

     Operating Cost Reductions (d)                                                     5,850

     Non-Budgeted Operating Expense
     Eliminations (e)                                                                  3,460
                                                                                      ------
Normalized 1998 EBITDA Budget                                                        $46,900
                                                                                      ======
--------------------------------------------------------------------------------------------

(a)  Management's assumptions.
(b) Represents the average gross profit per gallon ($.4700 per gallon) offset by $.30 per gallon reduction in operating expenses.
(c) Actual gross profit margin increase achieved in first quarter of 1998 was $5.9 million (156 million gallons @ $0.037/gallon).
(d) Represents already accomplished reductions as of 12/31/97 in branch, regional and corporate expenses in excess of normal indexing related to volume reductions as well as 1% productivity improvements.
(e) Represent specific operating expense eliminations that have already been accomplished.

                                                                      Page A - 3

OVERVIEW OF PETRO
EBITDA RECONCILIATION: NON-BUDGETED OPERATING EXPENSE ELIMINATIONS ($ IN THOUSANDS)

                                                  BASE EXPENSE
                                                  ------------
Exton PA Facility Rent                            $   500

Corporate Staff Reductions - Salary & Benefits
   Alex Tyshovnytsky                                  310
   Allen Levenson                                     279
   Joe Massoud                                        310

Total Staff Reductions                                900

Wage Freeze - Non-Union                             1,373

Wage Freeze - Union                                   687
                                                  ------------
Total                                             $ 3,460

                                                                        Page A-4

OVERVIEW OF PETRO
EBITDA RECONCILIATION: 1998 (a)
($ in thousands)

=====================================================================
                                                              PETRO
                                                              -----
Normalized 1998 EBITDA Budget                                $46,900
Actual Differential between first seven months of
 Fiscal 1998 vs. Budget                                      (11,741)
Revised margin improvement based on results from the
 first seven months of Fiscal 1998                             2,471
                                                             -------
Adjusted for Actual 1998 EBITDA Budget                       $37,630
                                                             =======

---------------------------------------------------------------------
(a) Management's assumptions.

                                                         Page A-5

OVERVIEW OF PETRO
EBITDA RECONCILIATION:  1998-1999 (a)
($ in thousands)

--------------------------------------------------------------------------------------------------------------
                                                                                                     PETRO
                                                                                                     -----
Normalized 1998 EBITDA Budget                                                                       $46,900

Attrition (3.8%) and Inflation (3.0%) partially offset by $0.01 Margin Increase in 1999             (1,352)

Acquisition Growth
     $30,000 of acquisitions at 4.75 x multiple using half-year convention (b)                        3,158
                                                                                                    -------

1999 Projected                                                                                      $48,706

_______________________________________________________________
(a)  Management's assumptions.
(b)  A.G. Edwards' assumption.

                                                                        Page A-6

OVERVIEW OF PETRO
EBITDA SUMMARY
($ in thousands)

     ---------------------------------------------------------

                                                      PETRO
                                                      -----
     1997 Actual                                     $36,010
     1997 Normalized                                 $43,040

     Normalized 1998 Budget                          $46,900

     Adjusted for Actual 1998 Budget                 $37,630

     1999 Projected                                  $48,706
---------------------------------------------------------------

                                                                        Page A-7

OVERVIEW OF PETRO
EBITDA PROJECTIONS
($ IN THOUSANDS)

   -----------------------------------------------------------------------------

                ADJUSTED FOR
                   ACTUAL        NORMALIZED              PROJECTED
                                             -----------------------------------
                   1998            1998        1999     2000     2001     2002
                ----------------------------------------------------------------
    EBITDA       $37,630         $46,900     $48,706  $51,196  $53,390  $55,385

--------------------------------------------------------------------------------


  MAJOR ASSUMPTIONS FOR 1999 - 2002
  ---------------------------------

  [_]   30 Year Weather

  [_]   Flat Attrition.

  [_] $30 million of acquisitions at 4.75x EBITDA multiple using half-year convention.

  [_] Increase in gross profit margin of $0.01 in 1999 and $0.005 annually in 2000 to 2002.

                                                                        Page A-8

OVERVIEW OF PETRO
ATTRITION ANALYSIS

====================================================================================================================
                  Average Accounts            Absolute Account Losses         Loss Rate               Gains
            ------------------------------  ----------------------------   ---------------     ---------------------
                         Base Business,                Base Business,
  Year        Total     excl. Acquisitions   Total    excl. Acquisitions   Total     Base       Accounts        %
---------   ---------   ------------------  -------  -------------------   -----    ------     ----------    -------
  1993       391,454         352,576         70,127         56,459         17.9%     16.0%       47,090       12.0%
  1994       386,235         354,786         57,442         46,386         14.9%     13.1%       35,380        9.2%
  1995       381,842         344,342         59,550         46,366         15.6%     13.5%       34,516        9.0%
  1996       386,398         354,471         60,084         48,860         15.5%     13.8%       39,192       10.1%
  1997       366,421         342,738         60,407         52,581         16.5%     15.3%       39,561       10.8%

--------------------------------------------------------------------------------------------------------------------
Mean         382,470         349,783         61,522         50,130         16.1%     14.3%       39,148       10.2%
--------------------------------------------------------------------------------------------------------------------

6/98 YTD     342,065         328,112         48,485         43,967         14.2%     13.4%       38,296       10.8%

                     Net Attrition Rate
               -----------------------------
                                   Base
  Year            Total          Business
---------      -----------    --------------
  1993              -5.9%          -4.0%
  1994              -5.7%          -3.9%
  1995              -6.6%          -4.5%
  1996              -5.4%          -3.7%
  1997              -5.8%          -4.5%

--------------------------------------------
Mean                -5.9%          -4.1%
--------------------------------------------

6/98 YTD            -5.8%          -2.6%

                                                                        Page A-9

Overview of Petro
Acquisition History
($ in thousands)

  Date                                                                  EBITDA          Acquired         Cost per
Acquired      Company               Purchase Price      EBITDA         Multiple         Gallonage         Gallon
--------      -------               --------------      ------         --------         ---------        --------
1/26/93       Houck Service             $663.9          $245.0           2.7x             807.2           $0.823
1/28/93       Harris and Gans          1,607.9           475.0           3.4x           2,599.6            0.619
5/28/93       Goodrich                 2,397.7           672.0           3.6x           4,156.0            0.577
6/4/93        Warren                   2,965.0           712.0           4.2x          14,448.3            0.205
6/23/93       Savin                    1,655.4           403.0           4.1x           2,769.0            0.598
6/25/93       Baylis and Baylis          989.3           251.0           3.9x           1,224.7            0.808
7/28/93       Agway                    1,660.6           315.0           5.3x           2,708.5            0.613
9/28/93       Garden State             1,015.2           312.0           3.3x           1,408.0            0.721
9/29/93       Essex                      866.3           234.0           3.7x           2,649.4            0.327
                                     ---------         -------        -------         ---------          -------
     1993  Totals                      $13,821          $3,619           3.8x            32,771           $0.422
                                     =========         =======        =======         =========          =======

1/7/94        Petrilla Oil              $189.5           $53.4           3.5x             329.0           $0.576
3/8/94        Rettig                   1,813.0           466.0           3.9x           4,930.0            0.368
6/30/94       Deblois Oil             15,374.6         2,909.0           5.3x          19,869.0            0.774
7/26/94       Herbert Fuel             5,133.0           882.0           5.8x           6,103.0            0.841
7/28/94       Trico Fuel               3,126.3           930.0           3.4x           4,091.0            0.764
9/1/94        Stickley                 1,261.4           355.0           3.6x           1,702.0            0.741
9/13/94       Sinkler                  4,880.0           948.0           5.1x           7,433.0            0.657
12/1/94       Ryan                     2,954.3           528.0           5.6x           4,804.0            0.615
12/2/94       Fowler                     182.8            37.4           4.9x             354.0            0.516
                                     ---------         -------        -------         ---------          -------
     1994 Totals                       $34,915          $7,109           4.9x            49,615           $0.704
                                     =========         =======        =======         =========          =======

3/30/95       Reliable Oil            $6,065.6        $1,183.0           5.1x          10,102.2           $0.600
5/24/95       Rosetta (Waldman)        3,413.2           684.0           5.0x           5,153.6            0.662
5/24/95       Rosetta (Price)            789.4           153.0           5.2x           1,309.5            0.603
7/27/95       Slocum                     643.8           198.0           3.3x             742.6            0.867
8/23/95       Contex                   1,856.8           448.0           4.1x           2,503.2            0.742
8/31/95       Rackliffe                  546.2           139.0           3.9x             904.0            0.604
9/1/95        A-One                    5,184.2         1,164.0           4.5x           5,900.0            0.879
9/11/95       Reading Merchants        4,260.0           656.0           6.5x           3,613.0            1.179
10/25/95      Franklin Fuel              293.5            76.0           3.9x             445.0            0.660
11/17/95      Home Fuel                2,158.9           430.0           5.0x           6,072.3            0.356
12/19/95      Texaco                   3,854.8         1,071.0           3.6x           5,845.1            0.659
                                     ---------         -------        -------         ---------          -------
     1995 Totals                      $29,066           $6,202           4.7x            42,590           $0.682
                                     =========         =======        =======         =========          =======


Overview of Petro
Acquisition History
($ in thousands)
(continued)  ---------------------------------------------------------------------------------------------------------------

        Date                                                                     EBITDA          Acquired          Cost per
       Acquired           Company           Purchase Price     EDITDA           Multiple         Gallonage          Gallon
       --------           -------           --------------     ------           --------         ---------         --------
        1/11/96            Garrison           $5,242.5        $1,154.0           4.5x             6,017.0           $0.871
        1/19/96            Cibro               4,367.6         1,087.0           4.0x             6,200.0            0.704
        2/1/96             Seaman              7,133.7         1,552.0           4.6x             7,522.0            0.948
        4/1/96             McDowell            2,723.5           669.0           4.1x             2,675.0            1.018
        9/11/96            Flynn               1,038.0           232.0           4.5x             1,316.0            0.789
        9/24/96            Farren                263.6            69.0           3.8x               481.0            0.548
        10/18/96           Bergen              3,202.5           718.0           4.5x             5,933.0            0.540
        10/18/96           Hightstown            233.5            62.0           3.8x               500.0            0.467
        10/31/96           Hy-Test               813.4           177.0           4.6x             1,468.0            0.554
        12/18/96           Dexter                331.9            99.0           3.4x               796.0            0.417
        12/26/96           Sherman               492.5           103.0           4.8x               564.0            0.873
        12/27/96           Malco                 369.2            97.0           3.8x               988.0            0.374
        12/30/96           Grasso                422.9           116.0           3.6x             1,212.0            0.349
                                              --------        --------         --------          --------         --------
                         1996 Total            $26,635          $6,135           4.3x              35,672           $0.747
                                              ========        ========         ========          ========         ========
        1/15/97            Oils Inc             $747.6          $188.0           4.0x             1,189.0           $0.629
        4/14/97            Mugullian Fuel      2,801.9           638.0           4.4x             3,000.0            0.934
        5/14/97            Alderfer Heating      401.1           111.0           3.6x               787.0            0.510
        6/26/97            Bellomo             1,488.8           443.0           3.4x             1,657.0            0.898
        7/10/97            Good                  521.4           117.0           4.5x             1,200.0            0.434
        8/29/97            Oil Burner          2,633.1           603.0           4.4x             3,500.0            0.752
        9/10/97            Romary              2,252.5           545.0           4.1x             2,348.0            0.959
        9/29/97            T.W. Perry          1,619.3           439.0           3.7x             2,118.0            0.765
        10/1/97            Millbrook             527.5           112.0           4.7x               908.0            0.581
        11/24/97           Shreve              1,457.0           300.0           4.9x             2,425.0            0.601
        12/18/97           Genovese            1,010.8           281.0           3.6x             1,522.0            0.664
                                              ========        ========         ========          ========         ========
                        1997 Totals            $15,461          $3,777           4.1x              20,654           $0.749
                                              ========        ========         ========          ========         ========
          5 YEAR TOTALS                       $119,898         $26,842           4.5x             181,302           $0.661
                                              ========        ========         ========          ========         ========

                            Overview of Petro
                            Divestiture History
                            ($ in thousands)

                            -------------------------------------------------------------------------------------------------------
A.G. Edwards noted that     Date                                                                     EBITDA     Acquired   Cost per
public disclosure           Divested   Branch            Purchaser           Purchase Price  EBITDA  Multiple   Gallonage   Gallon
regarding transactions      --------   ------            ---------           --------------  ------  --------   ---------   ------
in the retail home          3/30/95  New Hampshire  Bellemore Heating Oil, Inc.     $1,477     $150    9.8x       6,060     $0.244
heating oil distribution    6/28/96  Punderson      Ultramar Energy, Inc.           $4,073     $443    9.2x       6,900     $0.590
industry was extremely      11/4/97  TLC            Heating Oil Partners, L.P.     $16,100   $2,005    8.0x      23,000     $0.700
limited.  A.G. Edwards                                                                                 ----
analyzed the financial
terms related to the                                                                         Mean:     9.0x
divestitures by Petro of                                                                               ----
certain of its retail home
heating oil branches.

                                                                       Page A-12

Overview of Petro
Margin Analysis
(Volume in gallons; gallons and $ in thousands, except margins)

---------------------------------------------------------------------------------------------------------
                                                          Fiscal Years Ended December 31,
                                          ---------------------------------------------------------------
                                             1993         1994         1995         1996          1997
                                          ----------   -----------  ----------   -----------   ----------
RETAIL (a)
  Volume                                   355,347       360,207     343,759       375,121       338,478
  Margin                                  $ 0.4883      $ 0.5030    $ 0.5027      $ 0.4993      $ 0.5196
                                          --------      --------    --------      --------      --------

  Gross profit                            $173,501      $181,202    $172,811      $187,290      $175,867

COMMERCIAL
  Volume                                    81,515        79,514      75,476        81,020        71,813
  Margin                                  $ 0.2301      $ 0.2416    $ 0.2458      $ 0.2471      $ 0.2452
                                          --------      --------    --------      --------      --------

  Gross profit                            $ 18,755      $ 19,214    $ 18,554      $ 20,018      $ 17,607

PROPANE
  Volume                                     6,625         7,435       5,538         --            --
  Margin                                  $ 0.5352      $ 0.5730    $ 0.5805      $ 0.0000      $ 0.0000
                                          --------      --------    --------      --------      --------

  Gross profit                            $  3,546      $  4,260    $  3,215         --            --

OTHER PETROLEUM PRODUCTS
  Volume                                    36,406        35,709      31,228        32,026        29,855
  Margin                                  $ 0.1424      $ 0.1417    $ 0.1481      $ 0.1401      $ 0.1424
                                          --------      --------    --------      --------      --------

  Gross profit                            $  5,183      $  5,061    $  4,624      $  4,487      $  4,251

TOTAL PETROLEUM PRODUCTS
  Volume                                   479,893       482,865     456,001       488,167       440,146
  Margin                                  $ 0.4188      $ 0.4344    $ 0.4368      $ 0.4339      $ 0.4492
                                          --------      --------    --------      --------      --------

  Gross profit                            $200,985      $209,737    $199,204      $211,795      $197,725
                                          --------      --------    --------      --------      --------

DISCOUNTS                                 $  1,294      $  1,200    $    944      $  1,084      $    802
                                          --------      --------    --------      --------      --------

Net service loss                          ($34,243)     ($37,941)   ($33,822)     ($37,386)     ($35,184)
Net installation income                      3,681         4,944       4,364         5,280         5,050
                                          --------      --------    --------      --------      --------

  Gross profit (loss)                     ($30,562)     ($32,997)   ($29,458)     ($32,106)     ($30,134)
                                          --------      --------    --------      --------      --------

GAS GROSS PROFIT                             --         $  5,756    $ 50,992         --            --

Total gross profit                        $171,717      $183,696    $221,682      $180,773      $168,393
                                          ========      ========    ========      ========      ========

---------------------------------------
(a) Includes protected price ventures

Overview of Petro
Discounted Cash Flow Analysis
Weighted Average Cost of Capital Derivation
($ in millions)

----------------------------------------------------------------------------------------------------------------------------------

                                                     Total                                Implied     Total     Total
                                                     Market         Unit       Total       Market     Debt/    Debt as %    Un-
                                         Levered    Val. Debt     Price at     Units      Value of    Total    of Total   levered
Comparable Company                       Beta (a)   (Bk = Mkt)   (10/14/98)   Out (Mil)    Equity     Equity   Capital    Beta
----------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                  0.42       $711.1       $24.125      41.9        $1,031.2     69.0%   40.8%      0.249
Cornerstone Propane Partners, L.P.       0.45        240.9        18.000      19.9           365.2     66.0%   39.8%      0.271
Ferrellgas Partners, L.P.                0.46        504.1        20.000      31.3           638.6     78.9%   44.1%      0.257
Heritage Propane Partners, L.P.          0.42        177.8        20.813       8.5           180.0     98.8%   49.7%      0.211
National Propane Partners, L.P.          0.61        145.5         9.438      11.2           108.2    134.5%   57.4%      0.260
Star Gas Partners, L.P.                  0.39        109.8        19.563       6.3           124.9     87.9%   46.8%      0.208
Suburban Propane Partners, L.P.          0.40        427.9        19.625      28.7           575.3     74.4%   42.7%      0.229

Comparable group's average unlevered beta:                              0.24
Petro's debt - to - equity ratio:                                     1123.5%
Petro's debt as a percent of total capital:                             91.8%
Comparable group's beta relevered for Petro's capital structure:       2.945
                                                                      ======

Petro's capitalization at market
Total debt (b)      $310.0      91.8%
Common equity         27.6       8.2%
                    ------    ------
                     100.0%   $337.6
Derivation of Weighted Average Cost of Capital:
-----------------------------------------------
                                                                                          Market Risk Premium Range (e)
                                                                                          -----------------------------
Petro's theoretical levered beta (d):                             2.945                       11.3%     12.3%     13.3%
Assumed % of equity in Petro's capital structure:                   8.2%                  -----------------------------
Risk - free rate of return (c):                                     4.6%
Petro's cost of equity range (at various market risk premiums):                               37.9%     40.8%     43.8%
Petro's assumed tax rate:                                           0.0%                      =====     =====     =====
Assumed % of debt in capital structure (b):                        91.8%
Petro's estimated cost of debt (f):                                11.2%
Petro's estimated after-tax cost of debt:                          11.2%                      11.2%     11.2%     11.2%
                                                                                          -----------------------------
Petro's weighted average cost of capital range (g):                                           13.4%     13.6%     13.9%
---------------------------------------------------------------                           -----------------------------

(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Includes preferred stock; not net of cash.
(c) Ten - year Treasury rate on October 14, 1998.
(d) Bloomberg's reported beta for Petro is .60.
(e) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rule.
(f) Based on Petro's current debt structure.
(g) Calculation based upon use of the Capital Asset Pricing Model (CAPM).


                                                                       Page A-14

               Overview of Petro
               Summary of Capital Structure
               ($ in thousands)

               ------------------------------------------------------------------------------------------------------------------
                                                                          6/30/98                   10/14/98
                                                                        Book Value     Coupon     Market Price     Market Value
                                                                       ------------  ----------  --------------  ----------------
               Debt:
               Credit Agreement
                  Working Capital facility                               $       0        7.75%           NA          $       0
                  Acquisition facility                                           0        7.75%           NA                  0
               Notes payable
                  Notes payable for fuel oil dealer purchases, etc.         14,528   8.0%-10.0%           NA             14,528
                  11.85%, 12.17%, 12.18% Senior Notes                       60,000       11.96%           NA             60,000
                  14.1% Subordinated and Senior                              6,200       14.10%           NA              6,200
                  10.125% Subordinated                                      50,000       10.13%       92.50%             46,250
                  9.375% Subordinated Debentures                            75,000        9.38%       92.50%             69,375
                  12.25% Subordinated Debentures                            81,250       12.25%       92.50%             76,781

                    Total debt                                           $ 286,978                                    $ 273,134
                    Effective cost of debt                                                                                 11.0%

               Preferred Stock:
               Redeemable preferred stock                                $   8,334       14.34%           NA              8,334
               12.875% Exchangeable preferred stock                         30,000       12.88%           NA             30,000
               Adjustment to balance sheet                                  (1,480)                       NA             (1,480)

                    Total preferred stock                                $  36,854                                     $ 38,854
                    Effective cost of preferred stock                                                                      13.2%
               Total Debt and Preferred Stock                            $ 323,832                                     $309,988
                    Effective cost of debt and preferred stock                                                             11.2%

                                                                       Page A-15

OVERVIEW OF PETRO
SUMMARY OF CAPITAL STRUCTURE
($ IN THOUSANDS EXCEPT PER SHARE)
(continued)

======================================================================================================
                                            9/30/98                10/14/98
                                           SHARES OUT            MARKET PRICE             MARKET VALUE
                                           ----------            ------------             ------------
     EQUITY:
     Common Stock
          Class A                          23,964,962              $ 1.031                  $24,714
          Class B                              11,228               17.776 (a)                  200
          Class C                           2,597,519                   NA (b)                2,679

          TOTAL EQUITY                                                                      $27,592
          EFFECTIVE COST OF EQUITY                                                             40.8%

     TOTAL CAPITALIZATION                                                                  $337,580
          WACC                                                                                 13.6%
          Less: Cash                                                                         33,223

     NET CAPITALIZATION                                                                    $304,357


                                                                   NET MARKET             MARKET VALUE
                                           % OF OWNERSHIP        VALUE OF STAR GAS         OF INTEREST
                                           --------------        -----------------        ------------
     LESS:
          Interest in Star Gas                  40.7%             $234,147                  $95,204


     TOTAL CAPITALIZATION OF PETRO WITHOUT INTEREST IN STAR GAS                            $242,376


     (a)  Market price is calculated as: $17.50+$0.276
     (b) Market price is assumed to equal that of the Class A shares, since the Class C shares do not trade.

                                                                       Page A-16

OVERVIEW OF PETRO


                               Price and Volume
                               12/15/95 - 12/31/97

                             [GRAPH APPEARS HERE]

                                                                       Page A-17

OVERVIEW OF PETRO

                               Price and Volume
                               1/1/98 - 10/14/98

                             [GRAPH APPEARS HERE]

                                                                       Page A-18

       Overview of Petro
       Class A Common Stock Trading History -- Volume Distribution
       1995-1998(a)

Market Price
  Pre-Announcement Price
    Implied Offer Price

       -----------------------------------------------------------------------------------------------------------------------------
                                     1995                1996                  1997                1998(a)            1995-1998(a)
                              ------------------   ------------------   ------------------   -------------------   -----------------
         Price Per Share        Volume      %        Volume      %        Volume      %        Volume      %        Volume      %
       --------------------   ------------------   ------------------   ------------------   -------------------   -----------------
       Greater Than  $9.400
              9.200   9.400         600  100.00%                                                                         600  99.42%
              9.000   9.200           0   99.99%                                                                              99.42%
              8.800   9.000      49,200   99.99%                                                                      49,200  99.42%
              8.600   8.800       6,800   99.41%                                                                       6,800  99.26%
              8.400   8.600      67,500   99.33%                                                                      67,500  99.24%
              8.200   8.400     289,100   98.54%                                                                     289,100  99.02%
              8.000   8.200     161,500   95.13%       1,600  100.00%                                                163,100  98.07%
              7.800   8.000     873,500   93.22%      47,400   99.96%                                                920,900  97.54%
              7.600   7.800     245,800   82.92%     236,200   98.87%                                                482,000  94.52%
              7.400   7.600     193,300   80.02%     185,000   93.44%                                                378,300  92.94%
              7.200   7.400   1,154,800   77.74%     822,300   89.19%                                              1,977,100  91.70%
              7.000   7.200   5,190,500   64.12%   1,507,100   70.28%                                              6,697,600  85.23%
              6.800   7.000     246,000    2.90%     815,700   35.63%                                              1,061,700  63.30%
              6.600   6.800                          498,500   16.88%                                                498,500  59.82%
              6.400   6.600                          129,300    5.42%     417,300  100.00%                           546,600  58.19%
              6.200   6.400                           37,600    2.45%     526,900   96.34%                           564,500  56.40%
              6.000   6.200                           44,100    1.58%     417,700  91.72%                            461,800  54.55%
              5.800   6.000                           24,700    0.57%     110,200  88.06%                            134,900  53.04%
              5.600   5.800                                               868,000  87.09%                            868,000  52.60%
              5.400   5.600                                               143,300  79.48%                            143,300  49.76%
              5.200   5.400                                                92,600  78.22%                             92,600  49.29%
              5.000   5.200                                               940,500  77.41%                            940,500  48.98%
              4.800   5.000                                               142,200  69.16%                            142,200  45.90%
              4.600   4.800                                                20,200  67.92%                             20,200  45.44%
              4.400   4.600                                                13,900  67.74%                             13,900  45.37%
              4.200   4.400                                                   -    67.62%                                -    45.33%
              4.000   4.200                                                   -    67.62%                                -    45.33%
              3.800   4.000                                               117,100  67.62%                            117,100  45.33%
              3.600   3.800                                               370,600  66.59%                            370,600  44.94%
              3.400   3.600                                               250,900  63.34%                            250,900  43.73%
              3.200   3.400                                             1,236,200  61.14%                          1,236,200  42.91%
              3.000   3.200                                             1,652,500  50.30%                          1,652,500  38.86%
              2.800   3.000                                             2,785,300  35.81%      130,000   100.00%   2,915,300  33.45%
              2.600   2.800                                               788,500  11.39%      249,100    97.94%   1,037,600  23.90%
              ---------------------------------------------------------------------------------------------------------------------
             2.400   2.600                                                430,100   4.47%      270,800    93.99%     700,900  20.50%
              ---------------------------------------------------------------------------------------------------------------------
              2.200   2.400                                                79,800   0.70%      964,300    89.70%   1,044,100  18.21%
              2.000   2.200                                                                    345,000    74.40%     345,000  14.79%
              ---------------------------------------------------------------------------------------------------------------------
              1.800   2.000                                                                  1,789,900    68.93%   1,789,900  13.66%
              ---------------------------------------------------------------------------------------------------------------------
              1.600   1.800                                                                    804,500    40.55%     804,500   7.80%
              1.400   1.600                                                                  1,542,400    27.80%   1,542,400   5.16%
              1.200   1.400                                                                     34,800     3.34%      34,800   0.11%
              ---------------------------------------------------------------------------------------------------------------------
              1.000   1.200                                                                    175,900     2.79%     175,900   0.58%
              ---------------------------------------------------------------------------------------------------------------------
          Less Than  $1.000
                              ---------            ---------           ----------            ---------            ----------
Total Stock for Period        8,478,600            4,349,500           11,403,800            6,306,700            30,538,600
Cumulative % of Total Traded              27.76%               14.24%               37.34%                20.65%             100.00%
% Traded of Current Stock
  Out.(b)                                 35.38%               18.15%               47.59%                26.32%             127.43%
% Traded of Current Float(c)              91.99%               47.19%              123.73%                68.43%             331.34%
Wtd. Average Stock Price          $7.31                $7.07                $3.90               $1.90                 $4.89

--------------
(a) Through October 14, 1998.
(b) Based on 23,964,962 Class A shares outstanding.
(c) Based on 9,216,760 Class A shares held by institutional and retail public holders.

                                                                       Page A-19

Overview of Petro
Shareholder Analysis (a)

------------------------------------------------------------------------------------------------------------------------------------
                                      Class A                         % of Total
Institutions (b)                     Shrs. Held      % of Total      Voting Power
----------------------------------  ------------    ------------     ------------
Dimensional Fund Adv.                   639,700         2.7%            1.3%
CNA Financial Group                     360,900         1.5%            0.7%
Barclays Bank plc                       340,573         1.4%            0.7%
Deltec Asset Mgmt.                      230,810         1.0%            0.5%
Vanguard Group                          215,500         0.9%            0.4%
Robert Fleming Holdings                 200,000         0.8%            0.4%
Bear, Stearns & Co.                     148,238         0.6%            0.3%
Mellon Bank                             119,904         0.5%            0.2%
Northern Trust                           84,611         0.4%            0.2%
ANB Investment Mgmt.                     51,100         0.2%            0.1%
Prudential Insurance                     48,200         0.2%            0.1%
First Source Bank                        40,000         0.2%            0.1%
World Asset Management                   33,937         0.1%            0.1%
IBM Retirement Funds                     16,300         0.1%            0.0%
DLJ Corp.                                 4,502         0.0%            0.0%
Legg Mason                                2,000         0.0%            0.0%
                                    ------------    ------------     ------------
All Institutions (c)                  2,536,275        10.6%            5.1%

                                                 Class A        % of    Class C         % of          Total           % of Total
Directors and Officers (c)      Title           Shrs. Held      Total  Shrs. Held       Total      Voting Power      Voting Power
-----------------------------   --------------  ----------     ------  ----------      ------      ------------      ------------
Audrey L. Sevin                 Director and
                                 Secretary of
                                 Petro and Star 1,876,863       7.8%     477,716        18.4%       6,654,023           13.3%
Irik P. Sevin                   Chairman, CEO
                                 and Director
                                 of Petro         740,438       3.1%     201,641         7.8%       2,756,848            5.5%
Philip Ean Cohen                Director of
                                 Petro            679,262       2.8%     113,423         4.4%       1,813,492            3.6%
Thomas J. Edelman               Director of
                                 Petro and Star   653,312       2.7%     129,019         5.0%       1,943,502            3.9%
Vincent De Palma                VP and GM of
                                 New York
                                 Region             5,000       0.0%         -           0.0%           5,000            0.0%
Hanseatic Corporation
 (d) (e)                                        1,777,279       7.4%     298,717        11.5%       4,764,449            9.5%
Tortosa (d)                                           -         0.0%     298,717        11.5%       2,987,170            6.0%
Hubertus Langen (d)                               734,473       3.1%       9,038         0.3%         824,853            1.7%
Wolfgang Traber (e)             Director of
                                 Petro and Star       -         0.0%       9,038         0.3%          90,380            0.2%
Paul Biddelman (e)              Director of
                                 Petro and Star     2,386       0.0%         -           0.0%           2,386            0.0%
                                               -----------    ------- -----------      -------    -------------      ------------
Total Directors &
 Officers Holdings                              6,469,013      27.0%   1,537,309        59.2%      21,842,103           43.7%

                                                 Class A        % of    Class C         % of          Total           % of Total
5% Beneficial Owners and Affiliates             Shrs. Held      Total  Shrs. Held       Total      Voting Power      Voting Power
-----------------------------------             ----------     ------  ----------      ------      ------------      ------------
Frank Russell Company (f)                       2,611,000      10.9%         -           0.0%       2,611,000            5.2%
Schneider Capital                               2,491,165      10.4%         -           0.0%       2,491,165            5.0%
Richard O'Connell                               1,128,745       4.7%     302,461        11.6%       4,153,355            8.3%
Brentwood Corp.                                   681,873       2.8%     120,985         4.7%       1,891,723            3.8%
Barcel Corporation                                605,151       2.5%     151,231         5.8%       2,117,461            4.2%
Gabes S.A.                                        597,617       2.5%     124,314         4.8%       1,840,757            3.7%
United Capital Corp.                               90,000       0.4%         -           0.0%          90,000            0.2%
Minneford Corp.                                    73,638       0.3%      12,000         0.5%         193,638            0.4%
Fernando Montero                                      -         0.0%      35,287         1.4%         352,870            0.7%
M.M. Warburg & Co.                                    -         0.0%      31,808         1.2%         318,080            0.6%
                                               -----------    ------- -----------      -------    -------------      ------------
Total 5% Beneficial Holdings                    8,279,189      34.5%     778,086        30.0%      16,060,049           32.2%





















------------------------------------------------------------------------------------------------------------------------------------
Summary
-------
                                                                % of                    % of          Total           % of Total
                                                 Class A        Total   Class C         Total      Voting Power      Voting Power
                                               -----------     ------  ----------      ------     -------------     -------------
Insider Holdings
 Directors and Officers as a Group              6,469,013      27.0%   1,537,309        59.2%      21,842,103           43.7%
 5% Beneficial Owners and Affiliates            8,279,189      34.5%     778,086        30.0%      16,060,049           32.2%
                                               -----------    ------- -----------      -------    -------------      ------------
                                               14,748,202      61.5%   2,315,395        89.1%      37,902,152           75.9%


Public Holdings
 Institutional                                  2,536,275      10.6%                                2,536,275            5.1%
 Retail                                         6,680,485 (g)  27.9%     282,124        10.9%       9,501,725           19.0%
                                               -----------    ------- -----------      -------    -------------      ------------
                                                9,216,760      38.5%     282,124        10.9%      12,038,000           24.1%


Total                                          23,964,962     100.0%   2,597,519       100.0%      49,940,152          100.0%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
(a) Based on shares outstanding, most recently available data as of 10/14/98 and does not include options to purchase and Class B shares.
(b) Source: Bloomberg and Petro's Proxy.
(c) Does not include 5% beneficial ownership institutions.
(d) Hanseatic Corporation holds shared voting power in Tortosa. Tortosa is owned and controlled by Mr. Langen.
(e) Mr. Traber and Mr. Biddelman are executive officers of Hanseatic
    Corporation.
(f) Frank Russell Company shares beneficial ownership of 1,943,835 Class A with Schneider Capital.
(g) AGE has 29,080 Class A shares in its system.

[CAPTION]

                            Overview of Petro
                            Research Coverage

While Petro had decent      Research Coverage                    Date Published               Estimates Updated
coverage in 1996, it has    -----------------                    --------------               -----------------
not had much support
in recent months.
                            Published Research Reports
                              Freeman Securities*                   8/17/98                           --
                               KDP Investment Advisors*              8/1/98                            --
                               SAMCO Capital Markets*                8/1/98                            --
                               Bear  Stearns                         9/5/96                         10/18/96
                               DLJ                                   8/2/96                            --
                               PaineWebber                          7/16/96                         11/11/97

                            Additional Research
                               Jefferies - Hold


                            Earnings Estimates              Number of Estimates     Mean 1998     Mean 1999
                            ------------------              -------------------     ---------     ---------

                            IBES                                     1               ($1.25)          NA
                            Nelson                                   1               ($1.25)          NA


                            -----------------------
                            *Fixed income research.

                                                                       Page A-21

Overview of Star Gas Partners, L.P. ("Star Gas")
Selected Financial Data
($ in thousands)

-------------------------------------------------------------------------------------------------------------------------
                                                                  Historical Years Ended September 30,
                                             ----------------------------------------------------------------------------
                                                1996          %           1997          %          1997(a)           %
-------------------------------------------------------------------------------------------------------------------------
Sales                                         $119,634      100.0%      $135,159      100.0%      $149,766       100.0%
   % growth                                       17.0%                     13.0%                     25.2% (b)
Cost of sales                                   58,557       48.9%        72,211       53.4%        80,370        53.7%
                                              -------------------       -------------------       --------------------
Gross profit                                    61,077       51.1%        62,948       46.6%        69,396        46.3%
Operating expenses                              41,207       34.4%        43,245       32.0% (c)    46,408        31.0%
Net (loss) on sales of assets                     (260)      -0.2%          (295)      -0.2%          (265)       -0.2%
Depreciation and amortization                    9,808        8.2%        10,405        7.7%        11,495         7.7%
                                              -------------------       -------------------       --------------------
Operating income                                 9,802        8.2%         9,003        6.7%        11,228         7.5%

Interest expense, net                            7,124        6.0%         6,966        5.2%         7,766         5.2%
                                              -------------------       -------------------       --------------------
Income (loss) before income taxes                2,678        2.2%         2,037        1.5%         3,462         2.3%

Income taxes                                        85        0.1%            25        0.0%            25         0.0%

General Partners' interest                          --        0.0%            40        0.0%            69         0.0%
                                              -------------------       -------------------       --------------------
Net income                                    $  2,593        2.2%      $  1,972        1.5%      $  3,368         2.2%
                                              ===================       ===================       ====================
Net income per limited partner unit           $   0.49                  $   0.37                  $   0.54
                                              ========                  ========                  ========
Weighted average L.P. unit outstanding           5,271                     5,271                     6,228

EBITDA (d)                                    $ 19,870       16.6%      $ 19,703       14.6%      $ 22,988        15.3%

Capital expenditures                          $  5,332                  $  5,279                  $  5,579
Maintenance capital expenditures                 2,300                     3,100                     3,400
Distributable cash flow                         10,361                     9,612                    11,797
Distributable cash flow per unit              $   1.97                  $   1.82                  $   1.89
Common distribution coverage                       1.8x                      1.5x                      1.4x
Total distribution coverage                        0.9x                      0.8x                      0.8x
EBITDA/total assets                               12.7%                     13.4%                     12.8%

------------------------------------------------------
(a) Proforma for December 16, 1997 common unit offering and the acquisition of Pearl Gas Co.
(b) Growth over 1996.
(c) Includes $350 in special project expenses.
(d) Excludes loss from sale of assets.

                                                                        Page B-1

               Overview of Star Gas
               EBITDA Reconciliation: 1997(a)
               ($ in thousands)

               -------------------------------------------------------------------------------------
                                                                                         Star Gas
                                                                                         --------
               1997 Actual EBITDA                                                        $19,703(b)

               NORMALIZING ADJUSTMENTS:

               Weather
                  Residential - 1,125 gallons @ 0.7106 margin                                799
                  Commercial - 277 gallons @ 0.4459 margin                                   124

               Margin
                  Residential - 50,832 gallons @ (0.7106 - 0.6995)                          (564)
                  Commercial - 19,864 gallons @ (0.4454 - 0.4348)                           (220)
                  Wholesale - 38,404 gallons @ (0.0975 - 0.0675)                          (1,152)

               Compensation                                                                  (56)

               Elimination of strategic expense                                              902(c)

               Pearl Gas EBITDA                                                            3,012

               Pearl Gas acquisition adjustments                                             273(d)
                                                                                         -------

               1997 Adjusted EBITDA                                                      $22,821
                                                                                         =======

               -------------------------------------------------------------------------------------

               (a)  Management's assumptions.
               (b)  Not pro forma for Pearl Gas acquisition.
               (c) Certain expenses including the exploration of strategic alternatives by Morgan Stanley.
               (d) Certain cost savings, primarily salary and benefit expenses of certain selling shareholders.

                                                                        Page B-2

Overview of Star Gas
EBITDA Reconciliation:  1997 - 1999(a)
($ in thousands)

         -------------------------------------------------------------------
                                                                   Star Gas
                                                                   --------
         Normalized 1998 EBITDA Budget                              $22,135

         Approximate Differential between first ten
           months of Fiscal 1998 vs. Budget                         (3,354)
                                                                    -------
         Adjusted for Actual 1998 EBITDA Budget                     $18,781
                                                                    =======
         Normalized 1998 EBITDA Budget                              $22,135

         Acquisition Growth
           1998 acquisitions                                          1,585

           $10 million of acquisitions at 6.5x multiple
               completed on 4/1/99 using half-year
               convention                                               771
                                                                    -------
         1999 EBITDA Projected                                      $24,491
                                                                    =======
       --------------------------------------------------------------------
       (a)  Management's assumptions.

                                                                  Page B-3

               Overview of Star Gas
               EBITDA Projections
               ($ in thousands)

               --------------------------------------------------------------------------------------------
                           Adjusted for
                              Actual        Normalized                         Projected
                                                            -----------------------------------------------
                               1998            1998             1999        2000       2001        2002
                           --------------------------------------------------------------------------------
                  EBITDA     $18,781         $22,135          $24,491     $26,029    $27,566     $29,104

               --------------------------------------------------------------------------------------------

                  Major Assumptions for 1999 - 2002
                  ---------------------------------

                  [_]    30 Year Weather

                  [_]    No growth in base business.

                  [_] $10 million of acquisitions at 6.5x EBITDA multiple using half-year convention.

                  [_]    No increase in gross profit margin.

                                                                        Page B-4

OVERVIEW OF STAR GAS
ACQUISITION HISTORY
($ IN THOUSANDS)

-----------------------------------------------------------------------------------------
  DATE                                                     EBITDA     ACQUIRED   COST PER
 ACQUIRED  COMPANY              PURCHASE PRICE    EBITDA   MULTIPLE   GALLONAGE   GALLON
 --------  -------              -------------     ------   --------   ---------   ------
 6/15/94   Loveland                 $   700       $  127     5.5x          433    $1.616
 11/24/94  Baystate                 $ 1,450       $  209     6.9x          769    $1.886
 9/12/95   Debolt                   $   950       $  151     6.3x          852    $1.115
 3/22/96   Bob White L.P. Gas/
            Mitchell Bottle Gas     $ 1,500       $  263     5.7x          898    $1.671
 7/22/96   Fuzzy Moore              $   850       $  147     5.8x          454    $1.871
 10/22/97  Pearl Gas Co.            $24,126       $3,288     7.3x       14,000    $1.723
 2/20/98   Tri-County Gas           $   550       $  108     5.1x          320    $1.720
 5/28/98   Knowles LP Gas           $ 3,000       $  426     7.0x        1,021    $2.939
 5/28/98   Tioga Petroleum          $ 1,200       $  257     4.7x          668    $1.795
 7/30/98   Lowe Bros & Dad          $ 3,750       $  602     6.2x        1,965    $1.908
 8/11/98   Myers Propane            $ 1,200       $  191     6.3x          572    $2.099
                                -----------       ------   ------     --------    ------
 4 YEAR TOTALS                      $39,276       $5,769     6.8x       21,952    $1.789
                                ===========       ======   ======     ========    ======

                                                                        Page B-5

OVERVIEW OF STAR GAS
MARGIN ANALYSIS
(volume in gallons, gallons and $ in thousands, except margins)

------------------------------------------------------------------------------------------------------------------------------------
                                                        Fiscal Years Ended September 30,
                      ------------------------------------------------------------------------------------------------------
                          1993           1994         1995         1996           1997             1997             1997
                      ------------     --------     --------     --------     ------------     ------------     ------------
                                                                              Stand Alone       Pro Forma    Pro Forma Pearl and
                                                                                                 Weather          Weather
Residential
  Volume                    44,590       48,430       45,235       54,336           49,707           50,832           62,630
  Margin                  $ 0.6902     $ 0.6861     $ 0.6677     $ 0.6592         $ 0.7106         $ 0.7106        $  0.6554
                      ------------     --------     --------     --------     ------------     ------------     ------------
  Gross profit            $ 30,777     $ 33,228     $ 30,203     $ 35,818         $ 35,322         $ 36,121        $  41,049

Commercial
  Volume                    17,617       19,875       18,831       21,194           19,587           19,864           20,936
  Margin                  $ 0.4614     $ 0.4611     $ 0.4271     $ 0.4202         $ 0.4459         $ 0.4459        $  0.4399
                      ------------     --------     --------     --------     ------------     ------------     ------------
  Gross profit            $  8,129     $  9,164     $  8,043     $  8,906         $  8,734         $  8,858        $   9,209

Argriculture
  Volume                    23,291       16,053       15,080       12,567           17,338           17,338           18,275
  Margin                  $ 0.2349     $ 0.2630     $ 0.2357     $ 0.2556         $ 0.2694         $ 0.2694        $  0.2678
                      ------------     --------     --------     --------     ------------     ------------     ------------
  Gross profit            $  5,471     $  4,222     $  3,554     $  3,212         $  4,671         $  4,671        $   4,895

Motor Fuel & other
  Volume                     7,581        8,060        8,056        8,197            8,024            8,024            8,391
  Margin                  $ 0.4922     $ 0.5359     $ 0.5271     $ 0.5215         $ 0.5765         $ 0.5765        $  0.5926
                      ------------     --------     --------     --------     ------------     ------------     ------------
  Gross profit            $  3,731     $  4,319     $  4,246     $  4,275         $  4,626         $  4,626        $   4,973

Wholesale
  Volume                    51,493       45,318       38,941       39,025           38,404           38,404           38,532
  Margin                  $ 0.0619     $ 0.0680     $ 0.0568     $ 0.0704         $ 0.0975         $ 0.0975        $  0.0972
                      ------------     --------     --------     --------     ------------     ------------     ------------
  Gross profit            $  3,189     $  3,082     $  2,212     $  2,747         $  3,743         $  3,743        $   3,744

Total Propane
  Volume                   144,572      137,736      126,143      135,319          133,060          134,462          148,764
  Margin                  $ 0.3548     $ 0.3922     $ 0.3826     $ 0.4061         $ 0.4291         $ 0.4315        $  0.4293
                      ------------     --------     --------     --------     ------------     ------------     ------------
  Total propane
  gross profit            $ 51,297     $ 54,015     $ 48,258     $ 54,958         $ 57,096         $ 58,019        $  63,870
                      ------------     --------     --------     --------     ------------     ------------     ------------

Appliances/other
  Revenue                 $  9,237     $  9,454     $  7,536     $  8,269         $  8,043         $  8,403        $   8,760
  Cost                       3,232        3,187        1,935        2,150            2,191            2,191            2,303
                      ------------     --------     --------     --------     ------------     ------------     ------------
  Gross Profit            $  6,005     $  6,267     $  5,601     $  6,119         $  5,852         $  5,852        $   6,457

Total gross profit        $ 57,302     $ 60,282     $ 53,859     $ 61,077         $ 62,948         $ 63,871        $  70,327
                      ============     ========     ========     ========     ============     ============     ============

                                                                      Page B-6

OVERVIEW OF STAR GAS
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------
                                                 Total                                   Implied   Total      Total
                                                 Market        Unit         Total        Market    Debt/     Debt as %     Un-
                                     Levered     Val. Debt     Price at     Units        Value of  Total     of Total    levered
Comparable Company                   Beta (a)    (Bk = Mkt)   (10/14/98)    Ont. (Mil)   Equity    Equity    Capital       Beta
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                0.42        $711.1       $24.125       41.9       $1,031.2   69.0%     40.8%       0.249
Cornerstone Propane Partners, L.P.     0.45         240.9        18.000       19.9          365.2   66.0%     39.8%       0.271
Ferrellgas Partners, L.P.              0.46         504.1        20.000       31.3          638.6   78.9%     44.1%       0.257
Heritage Propane Partners, L.P.        0.42         177.8        20.813        8.5          180.0   98.8%     49.7%       0.211
National Propane Partners, L.P.        0.61         145.5         9.438       11.2          108.2  134.5%     57.4%       0.260
Star Gas Partners, L.P.                0.39         109.8        19.563        6.3          124.9   87.9%     46.8%       0.208
Suburban Propane Partners, L.P.        0.40         427.9        19.625       28.7          575.3   74.4%     42.7%       0.229

Comparable group's average                                            ----------------------------------------------
  unlevered beta:                                          0.24       Star's capitalization-at market (b)
Star's debt-to-equity ratio(b):                           87.9%
Star's debt as a percent of total                                     Total debt              $109.8          46.8%
  capital(b):                                             46.8%       Common                   124.9          53.2%
Comparable group's beta relevered                                                             ------         ------
  for Star's capital structure:                           0.378                               $234.6         100.0%
                                                          =====       ----------------------------------------------

Derivation of Weighted Average Cost of Capital:                                                    Market Risk Premium Range (d)
----------------------------------------------                                                -------------------------------------
                                                                                                    11.3%     12.3%        13.3%
Star's theoretical levered beta:                                             0.378            -------------------------------------
Assumed % of equity in Star's capital structure(b):                           53.2%
Risk-free rate of return(c):                                                   4.6%
Star's cost of equity range (at various market risk premiums):                                       8.9%      9.3%         9.6%
                                                                                                     ====      ====         ====
Star's assumed tax rate:                                                      35.0%
Assumed % of debt in capital structure(b):                                    46.8%
Star's estimated cost of debt(e):                                              6.9%
Star's estimated after-tax cost of debt:                                       4.5%                  4.5%      4.5%         4.5%
                                                                                              -------------------------------------
Star's weighted average cost of capital range(f):                                                    6.8%      7.0%         7.2%
                                                                                              -------------------------------------

-----------------
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value; debt is not net of cash.
(c) Ten-year Treasury rate on October 14, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on Star current debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

               Overview of Star Gas
               Summary of Capital Structure
               ($ in thousands)


                                 9/30/98              10/14/98
                               Book Value  Coupon   Market Price   Market Value
                               ----------  ------   ------------   ------------
 Debt:
 Credit Agreement
    Working Capital facility      $4,785    7.25%   Not applicable    $4,785
    Acquisition facility           9,000    7.25%   Not applicable     9,000
 Notes payable
    8.04% First Mortgage Notes    85,000    8.04%         NA          85,000
    7.17% First Mortgage Notes    11,000    7.17%         NA          11,000

    Total debt:                                                     $109,785
    Effective cost of debt                                               6.9%
    After-tax cost of debt                                               4.5%

                                9/30/98                10/14/98
                              Shares Out             Market Price  Market Value
                              ----------             ------------  ------------
Equity:
Common units                   3,858,999                $19,563      $75,492
Subordinated units             2,396,078                   NA   (a)   46,873
General Partner                                                        2,497 (b)

    Total Equity                                                    $124,862
    Effective cost of equity                                             9.3%

Total Capitalization                                                $234,647
    WACC                                                                 7.0%
    Less: Cash                                                          $500

Net Capitalization                                                  $234,147

(a) Market price assumed to equal common units.
(b) Implied 2% general partner interest.

                                                                     Page B-8

Overview of Star Gas


                               Price and Volume
                              12/15/95 - 12/31/97


                              [GRAPH APPEARS HERE]


                                                                        Page B-9

OVERVIEW OF STAR GAS


                               Price and Volume
                               1/1/98 - 10/14/98


                             [GRAPH APPEARS HERE]

                                                                       Page B-10

Overview of Star Gas
Common Unit Trading History - Volume Distribution
1995 - 1998 (a)


------------------------------------------------------------------------------------------------------------------------------------
                           Dec. 15-31 1995             1996                  1997                 1998(a)            1995-1998(a)
                          -----------------   --------------------  --------------------  --------------------  --------------------
      Price Per Unit       Volume         %    Volume           %    Volume           %    Volume           %    Volume           %
  ----------------------- -----------------   --------------------  --------------------  --------------------  --------------------
   Greater Than   $24.600
         24.400    24.600                        32,400   100.00%                                                  32,400   100.00%
         24.200    24.400                        55,300    99.34%      26,000   100.00%      75,500    99.69%     156,800    99.73%
         24.000    24.200                        27,200    98.20%      25,800    99.24%         -      97.19%      53,000    98.44%
         23.800    24.000                       436,500    97.65%      38,400    98.49%         -      97.19%     474,900    98.00%
         23.600    23.800                       119,200    88.71%       3,000    97.37%     131,200    97.19%     253,400    94.08%
         23.400    23.600                        79,500    86.27%      56,900    97.28%      85,600    92.83%     222,000    91.98%
         23.200    23.400                       105,000    84.64%     194,500    95.62%     173,700    89.99%     473,200    90.15%
         23.000    23.200                       396,900    82.49%     148,000    89.94%      51,400    84.22%     596,300    86.24%
         22.800    23.000                       229,200    74.36%     102,100    85.62%      36,200    82.52%     367,500    81.32%
         22.600    22.800                        96,100    69.67%     184,500    82.64%      42,700    81.32%     323,300    78.28%
         22.400    22.600                       273,800    67.70%     145,500    77.26%     192,300    79.90%     611,600    75.61%
         22.200    22.400  33,400   100.00%     430,500    62.09%     128,000    73.01%     710,900    73.51%   1,302,800    70.56%
         22.000    22.200 762,000    95.80%     510,900    53.28%     217,500    69.27%     256,500    49.91%   1,746,900    59.80%
         21.800    22.000                       400,400    42.82%     411,600    62.92%     395,800    41.40%   1,207,800    45.37%
Pre-
Announcement
       -----------------------------------------------------------------------------------------------------------------------------
Price    21.600    21.800                       422,600    34.62%     302,200    50.91%     243,600    28.26%     968,400    35.40%
       -----------------------------------------------------------------------------------------------------------------------------
         21.400    21.600                       259,400    25.96%     290,200    42.09%     161,600    20.17%     711,200    27.40%
         21.200    21.400                       214,300    20.65%     372,800    33.62%     106,200    14.80%     693,300    21.53%
         21.000    21.200                       388,000    16.26%     499,100    22.74%     151,500    11.28%   1,038,600    15.80%
         20.800    21.000                       110,900     8.32%     108,000     8.17%      64,700     6.25%     283,600     7.22%
         20.600    20.800                       137,500     6.05%      34,300     5.01%      33,000     4.10%     204,800     4.88%
         20.400    20.600                        41,900     3.23%      16,000     4.01%      21,600     3.00%      79,500     3.19%
         20.200    20.400                        62,800     2.38%      46,500     3.55%      19,000     2.29%     128,300     2.53%
         20.000    20.200                        53,200     1.09%      22,000     2.19%         -       1.66%      75,200     1.47%
         19.800    20.000                                              24,400     1.55%         -       1.66%      24,400     0.85%
         19.600    19.800                                              28,600     0.83%         -       1.66%      28,600     0.65%
Market
       -----------------------------------------------------------------------------------------------------------------------------
Price    19.400    19.600                                                                       -       1.66%         -       0.41%
       -----------------------------------------------------------------------------------------------------------------------------
         19.200    19.400                                                                       -       1.66%         -       0.41%
         19.000    19.200                                                                       -       1.66%         -       0.41%
         18.800    19.000                                                                    16,700     1.66%      16,700     0.41%
         18.600    18.800                                                                    33,200     1.10%      33,200     0.27%
         18.400    18.600                                                                     9,200     0.31%
      Less Than    18.400

                         ---------           -----------           -----------           -----------          ------------
Total Units for Period    795,400             4,883,500             3.425,900             3,012,100            12,107,700
Cumulative % of
 Total Traded                         6.57%                40.33%                28.30%                24.88%               100.00%
% Traded of Current
 Units Out. (b)                      20.61%               126.55%                88.78%                78.05%               313.75%
Wtd. Average Unit Price    $22.11                $22.25                $21.89                $22.14                $22.12


----------------------------------
(a) Through October 14, 1998.
(b) Based on 3,858,999 common units outstanding.

OVERVIEW OF STAR GAS
SHAREHOLDER ANALYSIS (a)

====================================================================================================================================
                                Common
Institutions (b)              Units Held     % of Total
----------------              ----------     ----------
Bear, Stearns & Co.               53,200           1.4%
Graver Bokhof                     28,900           0.7%
DLJ Corp.                         24,950           0.6%
The Vanguard Group                13,800           0.4%
Advest Group, Inc.                12,015           0.3%
PaineWebber Group                  9,870           0.3%

Legg Mason Wood Walker               500           0.0%
U.S. Trust Co. NY                    500           0.0%
Cullen/Frost Bankers                 300           0.0%
                              ----------     ----------
All Institutions                 144,035           3.7%

                                                                            Common                      Subordinated
Directors and Officers                  Title                             Units Held     % of Total      Units Held    % of Total
----------------------                  --------------------------------  ----------     ----------     ------------   ----------
Wolfgang Traber                         Star Director and Petro Director      10,400           0.3%               -          0.0%
Richard F. Ambury                       V.P. of Finance                          525           0.0%               -          0.0%
Total Directors & Officers Holdings                                       ----------     ----------     ------------   ----------
                                                                              10,925           0.3%               -          0.0%

General Partner                                                             Common                      Subordinated
---------------                                                           Units Held     % of Total      Units Held    % of Total
Petro                                                                     ----------     ----------     ------------   ----------
                                                                              60,727           1.6%       2,396,078        100.0%

------------------------------------------------------------------------  --------------------------------------------------------
Summary                                                                     Common                      Subordinated
-------                                                                      Units       % of Total        Units       % of Total
                                                                          ----------     ----------     ------------   ----------
Insider Holdings
  Directors and Officers as a Group                                           10,925           0.3%               -          0.0%
  General Partner                                                             60,727           1.6%       2,396,078        100.0%
                                                                          ----------     ----------     ------------   ----------
                                                                              71,652           1.9%       2,396,078        100.0%
Public Holdings
  Institutional                                                              144,035           3.7%
  Retail                                                                   3,643,312 (c)      94.4%
                                                                          ----------     ----------
                                                                           3,787,347          98.1%
Total Units Outstanding                                                    3,858,999         100.0%       2,396,078        100.0%
========================================================================


=================================================================================================================================

________________________________________
(a)  Based on units outstanding and most recently available data as of 10/14/98.
(b)  Source: Bloomberg.
(c)  AGE has 362,910 Common Units in its system.

                                                                       Page B-12

OVERVIEW OF STAR GAS
RESEARCH COVERAGE


Star Gas has ongoing
research coverage by
two firms.                  Research Coverage                      Date Published                       Estimates Updated
                            -----------------                      --------------                       -----------------

                            Published Research Reports
                                  A.G. Edwards - Buy                    1/5/98                                  8/25/98
                                  PaineWebber - Attractive             12/30/97                                  8/3/98
                                  Lehman                                2/7/96                                  11/4/96

                            Earnings Estimates                  Number of Estimates       Mean 1998            Mean 1999
                            ------------------                  -------------------       ---------            ---------

                            IBES                                        2                   NA                    NA
                            Nelson                                      2                ($0.14)                $0.65
                            Zacks                                       2                ($0.19)                $0.48

                                                                       Page B-13

                    SUMMARY OF THE TRANSACTION
                    PRO FORMA STAR GAS UNITS OUTSTANDING
                    (IN THOUSANDS EXCEPT PER SHARE AND PER UNIT)

                        [_] There are currently 6,383 Star Gas units outstanding comprised of 3,859 common units, 2,396 subordinated units and 128 implied general partner ("GP") units. The subordinated units and GP units are currently assets of Petro.

                        [_] There are currently 26,574 shares of Petro common stock outstanding held by public shareholders and "affiliates." The public holds 14,327 Class A shares, 11 Class B shares and 282 Class C shares. The "affiliates" hold 11,953 shares which include 9,638 Class A shares and 2,315 Class C shares.

                        [_] Each shareholder of Petro will receive a certain number of units in Star Gas such that the implied consideration paid for each Petro share averages $2.43 based on A.G. Edwards' estimates of the value of the units being offered to Petro as consideration.

                        [_] All of the publicly held 14,327 Class A shares and 282 Class C shares, and a portion of the "affiliate" held Class A shares (5,243) and Class C shares (1,328) will receive .13064 units of newly created senior subordinated units for each share (1,908 units to the public and 859 units to the "affiliates", 2,767 units in total) with an attached Contingent Unit ("CU"). See the following page for a discussion of the Contingent Units. A.G. Edwards estimates an implied value for these units of $18.52/unit (see page D-3). The remaining "affiliates" of Petro not receiving senior subordinated units, who hold a total of 5,382 shares, will receive .15920 units for a total of 857 junior subordinated and GP units, both of which will also include attached CUs. A.G. Edwards estimates an implied value for these units of $15.41/unit (see page D-6).

                        [_] The 2,396 subordinated units and 128 GP units currently owned by Petro will effectively be retired in the Transaction.

                                                                        Page C-1

                    SUMMARY OF THE TRANSACTION
                    PRO FORMA STAR GAS UNITS OUTSTANDING
                    (IN THOUSANDS)
                    (continued)

                        DESCRIPTION OF CONTINGENT UNITS

                        [_] During the five year period, beginning with the first full four quarters following the Merger, the senior subordinated units, junior subordinated units and general partner interests will have the right to receive up to 909,000 senior subordinated units upon Petro meeting a "Contingent Unit Test." Each time the Contingent Unit Test is met, (but not more frequently than once every four quarter period), the senior subordinated units, junior subordinated units and general partner interests will receive an aggregate of 303,000 senior subordinated units, subject to a maximum of 909,000 senior subordinated units. The Contingent Unit Test will be met during any four quarter period when distributable cash flow per unit attributable to Petro exceeds $2.90 which is 32% higher than the current annualized MQD of $2.20 and 26% higher than the proposed MQD of $2.30.

                                                                        Page C-2

     SUMMARY OF THE TRANSACTION
     ALLOCATION OF CURRENT PETRO SHARES OUTSTANDING
     (IN THOUSANDS)

          --------------------------------------------------------------------------------
                                                      Class A      Class C       Total
                                                   -----------    ---------    ---------
          Groups Receiving Senior Sub
          ---------------------------
          Public                                       14,327          282       14,609
          Affiliates                                    5,243        1,328        6,572
                                                   -----------    ---------    ---------
          Total Receiving Senior Sub                   19,570        1,610       21,181

          Groups Receiving Junior Sub and GP
          ----------------------------------
          Affiliates                                    4,395          987        5,382
                                                   -----------    ---------    ---------

          Sub Total                                    23,965        2,598       26,562
                                                   ===========    =========

          Class B                                                                    11
                                                                               ---------

          Total Shares including Class B                                         26,574
                                                                               =========

                                                                        Page C-3

SUMMARY OF THE TRANSACTION
PRO FORMA STAR GAS UNITS OUTSTANDING
PRE-FINANCING ASSUMPTIONS
(IN THOUSANDS)
                   ----------------------------------------------------------

                                                             Issued to Petro
                                                            -----------------
                   Types of Units              Current    Public    Affiliates   Retired  Pro Forma
                   -----------------------   ---------  --------- ------------ --------- ----------
                   Common                      3,859          -           -         -      3,859

                   Senior Subordinated             -      1,908         859         -      2,767

                   Subordinated                2,396          -           -    (2,396)         -

                   Junior Subordinated
                    & New General Partner          -          -         857         -        857

                   Old General Partner           128          -           -      (128)         -
                                             ---------                                   ----------
                                               6,383                                       7,482

                                                                        Page C-4

SUMMARY OF THE TRANSACTION
EQUITY PURCHASE PRICE CALCULATION
IMPLIED EQUITY VALUE OF PETRO'S ASSETS
($ AND UNITS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                         --------------------------------------------------------------------------------------------------
                                                                                               Value of Securities
                         Event                                                            Issued to and Retired from Petro
                         --------------------------------------------------------     -------------------------------------
                         Issuance of Senior Subordinated
                         Units to Public Petro Shareholders                                    1,908     x    $18.52
                                                                                          ------------------------------
                                                                                                     $35,337

                         Issuance of  Senior Subordinated
                         Units to Affiliate Petro Shareholders                                   859     x    $18.52
                                                                                          ------------------------------
                                                                                                     $15,900

                         Issuance of Junior Subordinated
                         & General Partner Units to Affiliate Petro Shareholders                 857     x    $15.41
                                                                                          ------------------------------
                                                                                                     $13,203

                                                                                                   ---------
                         Purchase Price of Petro's Equity                                            $64,439

                         -----------------------------------------------------------------------------------------------
                         Divided by 26,562 shares of Petro's Common stock =                            $2.43 per share
                         (Excludes 11 Class B Shares)
                         -----------------------------------------------------------------------------------------------

                         Retire Subordinated Units held by Petro                              (2,396)    x    $15.41
                                                                                          ------------------------------
                                                                                                    ($36,924)

                         Retire Old General Partner Units held by Petro                         (128)    x    $15.41
                                                                                          ------------------------------
                                                                                                     ($1,967)

                                                                                                   ---------
                         Equity Value of Petro's Heating Oil Assets                                  $25,549

                                                                        Page C-5

SUMMARY OF THE TRANSACTION
PRO FORMA CAPITAL STRUCTURE
PROJECTED 9/30/98
($ IN THOUSANDS)

                    ---------------------------------------------------------------------------------------------
                                                                                                       Pro forma
                                                             Star Gas       Petro     Adjustments       Star Gas
                                                            ----------     -------   --------------   ----------
                   Debt:
                      8.04% First Mortgage Notes             $85,000         -           -             $85,000
                      7.25% WC Revolver                        4,785         -           -               4,785
                      7.25% Acquisition Facility               9,000         -           -               9,000
                      7.17% First Mortgage Notes              11,000         -           -              11,000

                      11.96% Senior Notes                       -          $60,000     ($60,000)           -
                      14.10% Senior Notes                       -            3,100       (3,100)           -
                      14.10% Subordinated Notes                 -            3,100       (3,100)           -
                      10.13% Sub Notes & Sr Notes               -           50,000      (50,000)           -
                      9.38% Sub Notes & Sr Notes                -           75,000      (75,000)           -
                      12.25% Sub Notes & Sr Notes               -           81,250      (81,250)           -
                      8.00% Existing Acq Notes Payable          -           14,508         -            14,508
                      11.5% Exchanged Debt                      -             -           6,520          6,520
                      9.0% Exchanged Debt                       -             -          63,126         63,126
                      9.0% New Debt                             -             -         120,000        120,000
                                                           ----------     --------     ---------      ---------
                   Total Debt                              $109,785       $286,958     ($82,804)      $313,939

                   Weighted average cost of Debt                                                           8.6%

                   Preferred Stock:
                       14.33% Preferred Stock              $      0         $4,167      ($4,167)       $     0
                       12.88% Preferred Stock                   -           30,000      (30,000)           -
                                                           -----------    ---------    ----------     ----------
                                                                -          $34,167     ($34,167)           -

                   Common Equity:                           $57,206      ($210,486)    $115,389       ($37,891)

                   Estimated Equity Value:
                                                          Pro Forma       Estimated                    Estimated
                                                          Units Out.      Unit Price                 Market Value
                                                         -----------      ----------                 ------------

                   Common                                  10,841   (a)      $19.56  (c)               $212,086
                   Senior Subordinated                      2,767   (b)       18.52                      52,246
                   Junior Subordinated and GP                 857             15.41                      13,206
                                                         ----------                                   -----------
                                                           14,466                                      $276,538

                   Total Capitalization:                                                               $590,477
                      Less: Cash and Cash Collateral                                                     21,942
                                                                                                      -----------
                   Net Capitalization                                                                  $568,535

                   (a) Comprised of 3,858 currently outstanding units, 6,879
                       units to be issued in common unit offering to close concurrent with the Merger, and 104 units issued as a consent fee in the Refinancing Transaction.
                   (b) Includes 2,767 units issued to the Petro shareholders.
                   (c) Current price of Star Gas (10/14/98) $19,563

                                                                      Page C - 6

IMPLIED UNIT VALUE ANALYSIS
COMMON UNITS


[_] A.G. Edwards calculated a range of values for the Senior Subordinated, Junior Subordinated and General Partner units, based on a required rate of return, trading yield, and discount to the common units.

     =====================================================================================================
                                                       1999      2000      2001      2002      Thereafter
                                                      ------    ------    ------    ------    ------------
     COMMON UNIT

          Indicated Distribution                      $ 2.30     $2.30     $2.30     $2.30         $2.30
          Cost of Equity (a)                             9.3%      9.3%      9.3%      9.3%          9.3%
                                                      ------
          NPV of future distributions                 $24.65
                                                      ------

                                                       1999      2000      2001      2002      Thereafter
                                                      ------    ------    ------    ------    ------------

     COMMON UNIT

          Indicated Distribution                      $ 2.30     $2.30     $2.30     $2.30         $2.30
          Cost of Equity (a)                             9.8%      9.8%      9.8%      9.8%          9.8%
                                                      ------
          NPV of future distributions                 $23.59
                                                      ------

                                                       1999      2000      2001      2002      Thereafter
                                                      ------    ------    ------    ------    ------------
     COMMON UNIT

          Indicated Distribution                      $ 2.30     $2.30     $2.30     $2.30         $2.30
          Cost of Equity (a)                            10.2%     10.2%     10.2%     10.2%         10.2%
                                                      ------
          NPV of future distributions                 $22.62
                                                      ------

          ----------------------------------------------------        -----------------------------------
           AVERAGE PRICE OF LAST 20 TRADING DAYS:      $20.26          CURRENT PRICE (10/14/98    $19.56
           IMPLIED YIELD (B):                           11.4%          CURRENT YIELD (B):          11.8%
          ----------------------------------------------------        -----------------------------------

     (a)  Per Cost of Capital analysis on page D-2.
     (b)  Assumes a $2.30 distribution.

[_] Certain analysis included in this presentation, including the calculations of the implied value of the senior subordinated, junior subordinated and GP units, require an estimate of the future price of the common units at Closing. To serve as a proxy for this future price, A.G. Edwards used the average common unit closing price for the last 20 trading days ended October 14, 1998. Such price is 10.4% to 17.8% lower than the common units' implied unit value per the above analysis, and 3.6% greater than the common units' most recent closing price on October 14, 1998.

                                                                        Page D-1

IMPLIED UNIT VALUE ANALYSIS
THEORETICAL PRO FORMA COST OF EQUITY FOR COMMON UNITS
($ in millions)

------------------------------------------------------------------------------------------------------------------------------------

                                              Total                                        Implied    Total        Total
                                              Market           Unit           Total        Market     Debt/       Debt as %     Un-
                                   Levered   Val. Debt       Price at         Units       Value of    Total       of Total   levered
Comparable Company                 Beta (a)   (Bk=Mkt)      (10/14/98)      Out. (Mil)     Equity     Equity       Capital     Beta
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.             0.42     $711.1         $24.125          41.9       $1,031.2      69.0%       40.8%        0.249
Cornerstone Propane Partners, L.P.  0.45      240.9          18.000          19.9          365.2      66.0%       39.8%        0.271
Ferrellgas Partners, L.P.           0.46      504.1          20.000          31.3          638.6      78.9%       44.1%        0.257
Heritage Propane Partners, L.P.     0.42      177.8          20.813           8.5          180.0      98.8%       49.7%        0.211
National Propane Partners, L.P.     0.61      145.5           9.438          11.2          108.2     134.5%       57.4%        0.260
Star Gas Partners, L.P.             0.39      109.8          19.563           6.3          124.9      87.9%       46.8%        0.208
Suburban Propane Partners, L.P.     0.40      427.9          19.625          28.7          575.3      74.4%       42.7%        0.229

                                                                         ---------------------------------------------------------
                                                                         Pro forma capitalization - at market (b)
Comparable group's average unlevered beta:                     0.24        Total debt                              $313.9    53.2%
Pro forma debt-to-equity ratio (b):                           113.5%       Total equity                             276.5    46.8%
                                                                                                                   ------   ------
Pro forma debt as a percent of total capital (b):              53.2%                                               $590.5   100.0%
                                                                         =========================================================
Comparable group's beta relevered for Pro forma
capital structure:                                            0.418


Derivation of Weighted Average Cost of Capital:                                         Market Risk Premium Range (d)
-----------------------------------------------                                       ---------------------------------
                                                                                           11.3%      12.3%   13.3%
                                                                                      ---------------------------------


Pro forma theoretical levered beta:                                         0.418
Assumed % of equity in Pro forma capital structure (b)                       46.8%
Risk-free rate of return (c):                                                 4.6%
Pro forma cost of equity range (at various market risk premiums):                           9.3%       9.8%   10.2%
Pro forma assumed tax rate:                                                                 ===        ===    ====
Assumed % of debt in capital structure (b):                                  35.0%
Pro forma estimated cost of debt (e):                                        53.2%
Pro forma estimated after-tax cost of debt:                                   8.6%
                                                                              5.6%          5.6%       5.6%    5.6%
                                                                                      ---------------------------------
Pro forma weighted average cost of capital range (f):                                       7.3%       7.5%    7.7%
                                                                                      ---------------------------------
__________________________________________
(a)  Source: Bloomberg, 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b)  Market value of debt is assumed to equal book value. See Page C-6 for equity calculation.
(c)  Ten-year Treasury rate on October 14, 1998.
(d)  ?????? Associates 1997. Total returns for small company stocks of 17.7%
     ?????? the risk-free rate.
(e)  Based on Pro forma debt structure.
(f)  Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                        Page D-2

IMPLIED UNIT VALUE ANALYSIS
SENIOR SUBORDINATED UNITS

-----------------------------------------------------------------------------
                                                                Range
                                                             --------------
     Required rate of return (a)      20.0% - 30.0%          $17.90 - 22.28
     Trading yield (b)                11.5% - 13.5%          $17.04 - 20.00
     Discount to common units (c)     10.0% - 20.0%          $16.21 - 18.23

                                      Range                  $16.21 - 22.28
                                      Adjusted Range (d)     $17.04 - 20.00

                                                             --------------
                                      Assumed value (e)          $18.52
                                                             --------------

(a) Represents required rate of return during subordination period, which is assumed for the minimum three years.
     Thereafter, the rate of return is assumed to equal that of the common units, for a blended required rate of return of 12.4% to 15.3%. Cost per unit calculations provided on page D-4.
(b)  Based on a $2.30 annualized MQD.
(c) Based on a discount to the common unit's average closing price for the last 20 trading days ended 10/14/98 of $20.26, as referenced on page D-1.
(d)  Represents the middle values of both the range of highs and lows.
(e) Implied required rate of return, trading yield and discount to common at a unit price of $18.52 are 28.1% during subordination (14.7% blended), 12.4%, and 8.6%, respectively.

                                                           Page D-3

IMPLIED UNIT VALUE ANALYSIS
SENIOR SUBORDINATED UNITS
REQUIRED RATE OF RETURN
===============================================================================

                                                                       1999     2000      2001      2002(a)   Thereafter(a)
                                                                      ------   ------    ------    ---------  -------------
     Senior Subordinated Unit (without CU)

       Indicated Distribution                                         $  2.30    $ 2.30    $ 2.30    $ 2.30      $  2.30
       Cost of Equity                                                    20.0%     20.0%     20.0%      9.8%         9.8%
                                                                      -------
       NPV of future distributions                                    $ 18.50
                                                                      -------

     CONTINGENT UNIT

       Indicated Distribution (b)                                     $     0    $  697    $1,394    $2,091      $ 2,091
       Cost of equity                                                    20.0%     20.0%     20.0%      9.8%         9.8%
                                                                      -------
       NPV of future distributions                                    $13,699
                                                                      -------

                                                                      -------
     UNIT VALUE OF SENIOR SUBORDINATED UNIT WITH ATTACHED CU          $ 22.28
                                                                      -------
       (Each Unit has claim to 1/3,624 of the Contingent Unit.)

                                                                       1999      2000       2001    2002(a)   Thereafter(a)
                                                                     -------   -------     -------  -------   -------------
    SENIOR SUBORDINATED UNIT (WITHOUT CU)

       Indicated Distribution                                         $  2.30    $ 2.30     $2.30      $2.30      $2.30
       Cost of Equity                                                    30.0%     30.0%     30.0%       9.8%       9.8%
                                                                     ---------
       NPV of future distributions                                    $ 14.91
                                                                     ---------
     CONTINGENT UNIT

       Indicated Distribution (b)                                    $      0    $  697    $1,394     $2,091     $2,091
       Cost of Equity                                                    30.0%     30.0%     30.0%       9.8%       9.8%
                                                                     ---------
       NPV of future distributions                                   $ 10,806
                                                                     ---------

                                                                     ---------
     UNIT VALUE OF SENIOR SUBORDINATED UNIT WITH ATTACHED CU         $  17.90
                                                                     ---------
       (Each Unit has claim to 1/3,624 of the Contingent Unit.)

(a) Distributions made after 2001 are discounted at the cost of equity for the Common Units, estimated at 9.8%, due to the end of the Subordination Period.

(b) Assumes that the Contingent Units Test is met in each of the first three years.

                                                                        Page D-4

IMPLIED UNIT VALUE ANALYSIS
THEORETICAL PRO FORMA COST OF EQUITY FOR SENIOR SUBORDINATED UNITS
($ in millions)


------------------------------------------------------------------------------------------------------------------------------------
                                              Total                              Implied    Total      Total
                                              Market      Unit        Total      Market     Debt/    Debt as %     Un-
                                   Levered  Val. Debt   Price at      Units     Value of    Total     of Total   Levered
Comparable Company                 Beta (a) (Bk=Mkt)   (10/14/98)   Out. (Mil)   Equity     Equity    Capital      Beta
-----------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.              0.42     $711.1    $ 24.125         41.9    $1,031.2    69.0%     40.8%      0.249
Cornerstone Propane Partners, L.P.   0.45      240.9      18.000         19.9       365.2    66.0%     39.8%      0.271
Ferrellgas Partners, L.P.            0.46      504.1      20.000         31.3       638.6    78.9%     44.1%      0.257
Heritage Propane Partners, L.P.      0.42      177.8      20.813          8.5       180.0    98.8%     49.7%      0.211
National Propane Partners, L.P.      0.61      145.5       9.438         11.2       108.2   134.5%     57.4%      0.260
Star Gas Partners, L.P.              0.39      109.8      19.563          6.3       124.9    87.9%     46.8%      0.208
Suburban Propane Partners, L.P.      0.40      427.9      19.625         28.7       575.3    74.4%     42.7%      0.229


                                                                   -----------------------------------------------------------------
                                                                   Pro forma capitalization - at market (b)
Comparable group's average unlevered beta:                  0.24     Total debt                                    $526.0     89.1%
Pro forma debt - to - equity ratio (b):                    816.1%    Total equity                                    64.5     10.9%
                                                                                                                   ------    ------
Pro forma debt as a percent of total capital (b):           89.1%                                                  $590.5    100.0%
                                                                   =================================================================
Comparable group's beta relevered for Pro forma            1.518
capital structure:                                         =====


Derivation of Weighted Average Cost of Capital:                                                     Market Risk Premium Range (d)
-----------------------------------------------                                                 ------------------------------------
                                                                                                      11.3%       12.3%       13.3%
                                                                                                ------------------------------------
Pro forma theoretical levered beta:                                     1.518
Assumed % of equity in Pro forma capital structure (b):                 10.9%
Risk-free rate of return (c):                                            4.6%
Pro forma cost of equity range (at various market risk premiums):                                     21.8%       23.3%       24.8%
                                                                                                      =====       =====       =====
                                                                                                ------------------------------------

_________________________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value; debt includes the market value of pro forma common units; equity includes the value of senior sub, junior sub units, and GP units.
(c)  Ten - year Treasury rate on October 14, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.

                                                                        Page D-5

IMPLIED UNIT VALUE ANALYSIS
JUNIOR SUBORDINATED AND GP UNITS

          ------------------------------------------------------------------------
                                                                       Range
                                                                 -----------------
            Required rate of return (a)     35.0% - 45.0%         $14.52 - 16.84
            Trading yield (b)               14.0% - 16.0%         $14.38 - 16.43
            Discount to common units (c)    25.0% - 35.0%         $13.17 - 15.19

                                            Range                 $13.17 - 16.84
                                            Adjusted Range (d)    $14.38 - 16.43

                                                                 -----------------
                                            Assumed value (e)         $15.41
                                                                 -----------------


        (a) Represents required rate of return during subordinated period, which is assumed for the minimum three years.
            Thereafter, the rate of return is assumed to equal that of the common units, for a blended required rate of return of 16.2% to 18.7%. Cost per unit calculations provided on page D-7.
        (b) Based on a $2.30 annualized MQD.
        (c) Based on a discount to the common unit's average closing price for the last 20 trading days ended 10/14/98 of $20.26, as referenced on page D-1.
        (d) Represents the middle values of both the range of highs and lows.
        (e) Implied required rate of return, trading yield and discount to common at a unit price of $15.41 are 39.4% during subordination (17.6% blended), 14.9%, and 23.9%, respectively.

                                                                        Page D-6

IMPLIED UNIT VALUE ANALYSIS
JUNIOR SUBORDINATED AND GP UNITS
REQUIRED RATE OF RETURN

--------------------------------------------------------------------------------

                                                                     1999      2000      2001     2002(A)   THEREAFTER(A)
                                                                  --------   -------   -------   --------  --------------
JUNIOR SUBORDINATED AND GP UNITS
     Indicated Distribution                                        $  2.30     $2.30   $ 2.30    $2.30       $ 2.30
     Cost of Equity                                                   35.0%     35.0%    35.0%     9.8%         9.8%
                                                                 ---------
     NPV of future distributions                                   $ 13.49
                                                                 ---------

CONTINGENT UNIT
     Indicated Distribution (b)                                    $     0     $ 697   $1,394   $2,091       $2,091
     Cost of Equity (c)                                               25.0%     25.0%    25.0%     9.8%         9.8%
                                                                 ---------
     NPV of future distributions                                   $12,138
                                                                 ---------

                                                                 ---------
UNIT VALUE OF JUNIOR SUBORDINATED AND GP UNIT WITH ATTACHED CU     $ 16.84
                                                                 ---------
     (Each Unit has claim to 1/3,624 of the Contingent Unit.)

                                                                     1999      2000      2001     2002(A)   THEREAFTER(A)
                                                                  --------   -------   -------   --------  --------------
JUNIOR SUBORDINATED AND GP UNITS
     Indicated Distribution                                        $  2.30     $2.30   $ 2.30    $2.30       $ 2.30
     Cost of Equity                                                   45.0%     45.0%    45.0%     9.8%         9.8%
                                                                 ---------
     NPV of future distribution                                    $ 11.17
                                                                 ---------

CONTINGENT UNIT
     Indicated Distribution (b)                                    $     0     $ 697   $1,394   $2,091       $2,091
     Cost of Equity (c)                                               25.0%     25.0%    25.0%     9.8%         9.8%
                                                                 ---------
     NPV of future distribution                                    $12,138
                                                                 ---------

                                                                 ---------
UNIT VALUE OF JUNIOR SUBORDINATED AND GP UNIT WITH ATTACHED CU     $ 14.52
                                                                 ---------
     (Each Unit has claim to 1/3,624 of the Contingent Unit.)

(a) Distributions made after 2001 are discounted at the cost of equity for the Common Units, estimated at 9.8%, due to the end of the Subordination Period.
(b) Assumes that the Contingent Units Test is met in each of the first three years.
(c) Utilized senior subordinated discount rate as CUs convert to senior subordinated units.

                                                                        Page D-7

IMPLIED UNIT VALUE ANALYSIS
THEORETICAL PRO FORMA COST OF EQUITY FOR JUNIOR SUBORDINATED AND GP UNITS ($ in millions)

===================================================================================================================================
                                                   TOTAL                                IMPLIED   TOTAL     TOTAL
                                                   MARKET       UNIT        TOTAL       MARKET    DEBT/    DEBT AS %   UN-
                                        LEVERED   VAL. DEBT   PRICE AT      UNITS      VALUE OF   TOTAL    OF TOTAL  LEVERED
COMPARABLE COMPANY                      BETA (A)  (BK = MKT)  (10/14/98)  OUT. (MIL)    EQUITY    EQUITY    CAPITAL   BETA
----------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                  0.42       $711.1      $24.125        41.9    $ 1,031.2   69.0%    40.8%    0.249
Cornerstone Propane Partners, L.P.       0.45        240.9       18.000        19.9        365.2   66.0%    39.8%    0.271
Ferrellgas Partners, L.P.                0.46        504.1       20.000        31.3        638.6   78.9%    44.1%    0.257
Heritage Propane Partners, L.P.          0.42        177.8       20.813         8.5        180.0   98.8%    49.7%    0.211
National Propane Partners, L.P.          0.61        145.5        9.438        11.2        108.2  134.5%    57.4%    0.260
Star Gas Partners, L.P.                  0.39        109.8       19.563         6.3        124.9   87.9%    46.8%    0.208
Suburban Propane Partners, L.P.          0.40        427.9       19.625        28.7        575.3   74.4%    42.7%    0.229

                                                                                --------------------------------------------------
                                                                                Pro forma Capitalization-at market (b)
Comparable group's average unlevered beta:                            0.24        Total debt                       $577.3    97.8%
Pro forma debt-to-equity ratio (b):                                 4371.2%       Total equity                       13.2     2.2%
                                                                                                                   ------   -----
                                                                                                                   $590.5   100.0%
                                                                                --------------------------------------------------
Pro forma debt as a percent of total capital (b):                     97.8%
Comparable group's beta relevered for Pro forma capital structure:   7.080
                                                                     =====

DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                                MARKET RISK PREMIUM RANGE (D)
----------------------------------------------                                            --------------------------------------
                                                                                               11.3%       12.3%       13.3%
                                                                                          --------------------------------------
Pro forma theoretical levered beta:                                           7.080
Assumed % of equity in Pro forma capital structure (b):                         2.2%
Risk-free rate of return (c):                                                   4.6%
Pro forma cost of equity range (at various market risk premiums):                              84.6%       91.7%       98.8%
                                                                                               =====       =====       =====
                                                                                          --------------------------------------

____________________________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value; debt includes the market value of common and senior subordinated units; equity includes the value of junior sub and GP units.
(c)  Ten-year Treasury rate on October 14, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.

                                                                        Page D-8

PRO FORMA MERGER ANALYSIS


  [_] A.G. Edwards analyzed the impact of the Transaction on the Partnership's distributable cash flow per unit, the related accretion, common unit coverage and total unit coverage on a pro forma basis.

       ------------------------------------------------------------------
                                                STAR GAS        STAR GAS
                                              STAND-ALONE      PRO FORMA
                                             -------------    -----------
       DCF PER UNIT
            1998 Adjusted for Actual (a)          $1.27           $1.53
            1998 Normalized (b)                    1.84            2.40
            1999 Projected                         2.02            2.60

       ACCRETION/DILUTION
            1998 Adjusted for Actual (a)                          $0.26
            1998 Normalized (b)                                    0.56
            1999 Projected                                         0.58

       COMMON UNIT COVERAGE
            1998 Adjusted for Actual (a)           0.96x           0.89x
            1998 Normalized (b)                    1.38            1.39
            1999 Projected                         1.51            1.51

       TOTAL UNIT COVERAGE
            1998 Adjusted for Actual (a)           0.58x           0.66x
            1998 Normalized (b)                    0.84            1.05
            1999 Projected                         0.92            1.13

       __________________________________________________________________
       (a) Projected results are adjusted for the year to date actual performance.
       (b) Adjusted to represent normal weather.

                                                                     Page E-1

               Merger Premiums to Market Value Analysis


               [_] A.G. Edwards analyzed the premium of the consideration to be received by Petro Common Shareholders and compared the premium to Petro's current and historical prices. These premiums were compared to premiums paid in acquisitions of majority or remaining interests announced and completed between January 1, 1996 and October 7, 1998 where the target's share price one week prior to the announcement date was either (i) equal to or less than $5, (ii) greater than $5 and less than $10, or (iii) equal to or greater than $10.

               [_] Premiums were calculated one day, one week, four weeks, three months and one year prior to the announcement of the agreement in principle for each merger.

               --------------------------------------------------------------------------------------------------------------------
               Comparison of Premium Paid
               --------------------------------------------------------------------------------------------------------------------
                                                      Petro at    Mean of Transactions  Mean of Transactions  Mean of Transactions
               Premium to stock price prior to     $2.43 per Unit     Equal to or         Greater Than $5         Equal to or
               announcement on August 14th:         Offer Price      Less Than $5        and Less Than $10     Greater Than $10
               --------------------------------------------------------------------------------------------------------------------
                  One day prior:                       29.6%           39.7%                   34.3%                 28.1%
                  One week prior:                      38.9%           48.8%                   42.3%                 32.7%
                  Four weeks prior:                    17.8%           55.4%                   48.5%                 39.6%
                  Three months prior:                  52.5%           67.1%                   58.0%                 77.9%
                  One year prior:                     -19.0%           53.8%                   45.8%                 53.2%

                                         -----------------------------------------------------------------------------------
                                          Maximum      52.5%           67.1%                   58.0%                 77.9%
                                          Minimum     -19.0%           39.7%                   34.3%                 28.1%
                                         -----------------------------------------------------------------------------------

               [_] The premium to Petro's current stock price ($1.031 as of October 14, 1998) was 135.6%.

                                                                        Page F-1

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Less than $5 per Share
Announced and Completed 1/1/96-10/9/98

------------------------------------------------------------------------------------------------------------------------------------
Date      Date
Announced Effective Target Name                    Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
01/10/96  06/26/96  American Resource Corp         Gold mining company             REA Gold Corp
01/18/96  08/23/96  AMSERV Healthcare Inc          Pvd temp nursing employment     Star Multi Care Services Inc
01/23/96  05/09/96  Portage Industries Corp        Mnfr extruded plastic sheets    Spartech Corp
02/05/96  09/30/96  Customedix Corp                Mnfr dental, medical products   CUS Acquisitions Inc
02/13/96  07/12/96  Medical Innovations Inc        Pvd home health care services   Horizon/CMS Healthcare Corp
02/15/96  04/29/96  LDI Corp                       Computer equip leasing svcs     NationsBank Corp, Charlotte, NC
02/28/96  07/11/96  Salton/Maxim Housewares Inc    Mnfr electric housewares, fans  Windmere Corp
03/13/96  09/27/96  DeSoto Inc                     Mnfr paints and detergents      Keystone Consolidated Inds Inc
04/16/96  05/31/96  CIS Technologies Inc           Manufacture computers           National Data Corp
04/22/96  06/04/96  Cornerstone Natural Gas Co     Natural gas distribution svcs   El Paso Field Svcs(El Paso)
05/03/96  03/17/98  Homeowners Group Inc           Real estate, insurance agency   Cross Country Group Inc
05/06/96  09/03/96  Transcisco Industries Inc      Mnfr, service railroad equip    Trinity Industries Inc
05/07/96  09/03/96  NMR of America Inc             Pvd. medical equip leasing svcs Medical Resources Inc
05/13/96  08/30/96  MDT Corp                       Mnfr sterility assurance equip  Getinge Industries AB
05/15/96  09/10/96  Carlisle Plastics Inc          Mnfr, whl plastic prods, resins Tyco International Ltd
06/03/96  01/09/97  Bio-Dental Technologies Corp   Provide dental research svcs    Zila Inc
06/10/96  07/22/96  SysteMed Inc                   Pvd medical services            Merck-Medco Managed Care Inc
06/11/96  09/03/96  Computer Identics Corp         Manufacture bar code scanners   Robotic Vision Systems Inc
06/17/96  10/07/96  Scanforms Inc                  Mnfr business forms             Big Flower Press Holdings Inc
06/21/96  08/23/96  Computer Petroleum Corp        Information retrieval svcs      United Communications Group
06/24/96  12/05/96  MEM Co Inc.                    Manufacture toiletries          Renaissance Cosmetics Inc
07/31/96  11/13/96  Calgene Inc                    Own and operate greenhouse      Monsanto Co
08/13/96  02/27/97  LaTex Resources Inc            Oil and gas expln, prodn        Alliance Resources PLC
09/10/96  01/03/97  GreenStone Industries Corp     Manufacture stationery          Louisiana-Pacific Corp
09/11/96  03/04/97  Chempower Inc                  Insulation, asbestos abatement  American Eco Corp
09/16/96  12/06/96  Proler International Corp      Whl scrap metals & metals       Schnitzer Steel Industries Inc
09/26/96  01/24/97  General Physics Corp           Provide training services       National Patent Development
10/02/96  12/27/96  Software Publishing Corp       Develop software                Allegro New Media
10/03/96  11/12/97  Pittencrieff Communications    Pvd radiotelephone commun svcs  Nextel Communications Inc
10/04/96  12/31/96  Pet Food Warehouse Inc         Own, op pet food stores         Petco Animal Supplies Inc
10/30/96  12/20/96  Pacific Rehab & Sports Med     Own, op rehab hospital          Horizon/CMS Healthcare Corp
11/05/96  03/14/97  Panatech Research &
                    Development                    Manufacture semiconductors      Harbour Group Ltd
11/25/96  02/28/97  American Studios Inc           Pvd photography services        PCA International Inc
12/06/96  03/18/97  MaxServ Inc (Sears Roebuck)    Pvd technical info support svc  Sears Roebuck & Co
12/09/96  02/28/97  Houston Biotechnology Inc      Mnfr monoclonal antibodies      Medarex Inc
01/24/97  07/02/97  INCSTAR Corp (Sorin
                    Biomedical)                    Mnfr diagnostic substances      American Standard Inc
01/28/97  05/21/97  Calgene Inc (Monsanto Co)      Own and operate greenhouse      Monsanto Co
01/30/97  08/12/97  AST Research Inc               Mnfr computers; dvlp software   Samsung Electronic Co Ltd
02/07/97  08/01/97  MS Financial (MS Diversified)  Pvd financial credit services   Search Financial Services Inc
02/11/97  07/31/97  Serv-Tech Inc                  Maintenance and cleaning svcs   Philip Environmental Inc
03/04/97  06/27/97  Audio King Corp                Own, op consumer electn stores  Ultimate Electronic Inc
04/15/97  06/30/97  Kurzweil Applied Intelligence  Electronic computing equip      Lernout & Hauspic Speech
04/30/97  07/25/97  Arden Industrial Products Inc  Whl fasteners                   Park-Ohio Industries Inc
05/01/97  08/01/97  Cryenco Sciences Inc           Mnfr liquid gas storage tanks   Chart Industries Inc
05/08/97  09/10/97  Imex Medical Systems Inc       Mnfr fetal diagnostic instr     Nicolet Biomedical Inc
06/16/97  09/30/97  Frederick's of Hollywood, Inc  Women's clothing stores         Investor Group
06/24/97  07/25/97  Jillians Entertainment Corp    Own, op billiard clubs          JW Childs Equity Partners LP
07/23/97  12/02/97  Rudy's Restaurant Group        Own and operate restaurants     Benihana Inc
08/01/97  09/26/97  Community Care of America Inc  Own, op nursing homes           Integrated Health Services Inc
08/07/97  12/02/97  Magnetic Technologies Corp     Manufacture copiers, printers   SPS Technologies Inc
08/14/97  12/31/97  Allied Capital Advisers Inc    Investment advisory svcs        Allied Capital Lending Corp
09/02/97  12/03/97  Ground Round Restaurants       Own and operate restaurants     GRR Holdings LLC
09/04/97  12/30/97  Cinergi Pictures Entertainment Pvd motion picture prodn svcs   Investor Group
09/26/97  09/26/97  Laclede Steel Co               Own, operate steel works        Birmingham Steel Corp
10/10/97  01/07/98  Puro Water Group Inc           Whl bottled water               United States Filter Corp
10/13/97  03/19/98  Integrated Brands Inc          Produce ice cream               Yogen Furz World-Wide Inc
11/03/97  02/25/98  Individual Inc                 Pvd on-line info retrieval svc  Desktop Data Inc
11/04/97  01/12/98  ComputerVision Corp            Mnfr computers, peripherals     Parametric Technology Corp
11/12/97  03/03/98  PureTec Corp                   Manufacture plastic products    Tekni-Plex Inc
11/24/97  01/07/98  General Host Corp              Own, op specialty retail stores Cypress Group LLC
12/02/97  03/17/98  Staodyn Inc                    Mnfr electromedical equipment   Rehabilicare Inc
12/12/97  02/13/98  Impact Systems Inc             Paper prodn control systems     Voith Sulzer Paper Technology
12/12/97  09/10/98  Timber Lodge Steakhouse Inc    Own, op restaurants             Santa Barbara Restaurant Group
12/15/97  02/24/98  MetroGolf Inc                  Own, op golf courses            Family Golf Centers Inc
12/22/97  05/20/98  Artistic Greetings Inc         Mnfr personalized stationery    MDC Communications Corp

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Value of         Enter-
                                                                                            Trans-           prise
Date      Date                                      Acquiror                                action           Value
Announced Effective Target Name                     Business Description                    ($ mil)         ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
01/10/96  06/26/96  American Resource Corp           Gold mining company                      77.5           76.353
01/18/96  08/23/96  AMSERV Healthcare Inc            Pvd home health care services             9.2            7.895
01/23/96  05/09/96  Portage Industries Corp          Manufacture plastic products             15.8           17.540
02/05/96  09/30/96  Customedix Corp                  Investment company                        3.6           15.103
02/13/96  07/12/96  Medical Innovations Inc          Pvd nursing care services                30.3           41.725
02/15/96  04/29/96  LDI Corp                         Bank hldg co; pvd finl svcs              28.1          288.893
02/28/96  07/11/96  Salton/Maxim Housewares Inc      Mnfr personal care appliances            21.1           53.442
03/13/96  09/27/96  DeSoto Inc                       Manufacture steel wire                   36.1           40.529
04/16/96  05/31/96  CIS Technologies Inc             Pvd info, transaction svcs               99.3          112.471
04/22/96  06/04/96  Cornerstone Natural Gas Co       Own, op oil and gas pipelines            96.6           97.614
05/03/96  03/17/98  Homeowners Group Inc             Pvd homeowner membership svcs            11.4           14.968
05/06/96  09/03/96  Transcisco Industries Inc        Mnfr transp equip,parts                  44.7           51.126
05/07/96  09/03/96  NMR of America Inc               Own,op diagnostic imaging ctrs           40.4           57.369
05/13/96  08/30/96  MDT Corp                         Mnfr sterilizing equipment               70.3           69.457
05/15/96  09/10/96  Carlisle Plastics Inc            Mnfr fire protection systems            122.4          273.282
06/03/96  01/09/97  Bio-Dental Technologies Corp     Mnfr,whl pharmaceuticals                 40.3           48.477
06/10/96  07/22/96  SysteMed Inc                     Health insurance company                 64.8           60.646
06/11/96  09/03/96  Computer Identics Corp           Mnfr 2-D,3-D vision-based sys            42.0           40.881
06/17/96  10/07/96  Scanforms Inc                    Pvd advertising,marketing svcs           27.5           15.661
06/21/96  08/23/96  Computer Identics Corp           Publish newsletters                      12.0           11.548
06/24/96  12/05/96  MEM Co Inc                       Investor group                           38.2           29.577
07/31/96  11/13/96  Calgene Inc                      Mnfr agro chems,manmade fibers           50.0          584.080
08/13/96  02/27/97  LaTex Resources Inc              Oilo and gas exploration, prodn          27.1           44.759
09/10/96  01/03/97  GreenStone Industries Corp       Mnfr lumber,plywood,pulp                 29.2           40.823
09/11/96  03/04/97  Chempower Inc                    Pvd engineering services                 50.0           36.189
09/16/96  12/06/96  Proler International Corp        Manufacture steel products               42.5           68.146
09/26/96  01/24/97  General Physics Corp             Mnfr contact lenses                      261.           70.360
10/02/96  12/27/96  Software Publishing Corp         Pvd software services                    25.2            8.786
10/03/96  11/12/97  Pittencrieff Communications      Pvd cellular telephone svcs             158.4          159.860
10/04/96  12/31/96  Pet Food Warehouse Inc           Own and operate pet stores               60.7           55.986
10/30/96  12/20/96  Pacific Rehab & Sports Med       Pvd nursing care services                72.7           75.706
11/05/96  03/14/97  Panatech Research &
                    Development                      Mnfr steel cutting tools                 29.2           26.218
11/25/96  02/28/97  American Studios Inc             Pvd photo processing services            66.3           67.650
12/06/96  03/18/97  MaxServ Inc (Sears Roebuck)      Department stores; finl svcs             46.0           87.263
12/09/96  02/28/97  Houston Biotechnology Inc        Manufacture pharmaceuticals               8.6            8.700
01/24/97  07/02/97  INCSTAR Corp (Sorin
                    Biomedical)                      Transportation, building prod           106.3          102.865
01/28/97  05/21/97  Calgene Inc (Monsanto Co)        Mnfr agro chems, manmade fibers         242.6          567.548
01/30/97  08/12/97  AST Research Inc                 Mnfr consumer electronics               495.8          558.108
02/07/97  08/01/97  MS Financial (MS Diversified)    Pvd business credit services             17.2          102.602
02/11/97  07/31/97  Serv-Tech Inc                    Provide waste management svcs            73.4           54.956
03/04/97  06/27/97  Audio King Corp                  Own, op radio, TV, electn stores          6.0           12.363
04/15/97  06/30/97  Kurzweil Applied Intelligence    Mnfr speech tech products                51.3           50.852
04/30/97  07/25/97  Arden Industrial Products Inc    Mnfr forged and machined parts           42.0           44.995
05/01/97  08/01/97  Cryenco Sciences Inc             Mnfr process control instmnts            19.2           27.904
05/08/97  09/10/97  Imex Medical Systems Inc         Investment company                        9.3           10.238
06/16/97  09/30/97  Frederick's of Hollywood, Inc    Investor group                           69.4           57.007
06/24/97  07/25/97  Jillians Entertainment Corp      Investment company                        4.7            7.007
07/23/97  12/02/97  Rudy's Restaurant Group          Own and operate restaurants              18.8           18.936
08/01/97  09/26/97  Community Care of America Inc    Pvd specialty healthcare svcs            94.0           89.996
08/07/97  12/02/97  Magnetic Technologies Corp       Mnfr industrial fasteners                16.8           15.984
08/14/97  12/31/97  Allied Capital Advisers Inc      Closed-end mgmt investment co            49.5           44.111
09/02/97  12/03/97  Ground Round Restaurants         Investment company                       17.5           56.945
09/04/97  12/30/97  Cinergi Pictures Entertainment   Investor group                           16.3           59.794
09/26/97  09/26/97  Laclede Steel Co                 Manufacture steel, steel prod            15.0          131.767
10/10/97  01/07/98  Puro Water Group Inc             Mnfr water treatment equip               25.7           30.186
10/13/97  03/19/98  Integrated Brands Inc            Produce frozen yogurt                    46.8           51.274
11/03/97  02/25/98  Individual Inc                   Pvd info retrieval svcs                  86.8           79.390
11/04/97  01/12/98  ComputerVision Corp              Develop, wholesale software             250.3          460.128
11/12/97  03/03/98  PureTec Corp                     Mnfr plastic                            324.6          281.484
11/24/97  01/07/98  General Host Corp                Investment bank                         326.2          278.128
12/02/97  03/17/98  Staodyn Inc                      Mnfr electromedical equip                22.5           22.867
12/12/97  02/13/98  Impact Systems Inc               Provide paper tech dvlp svcs             28.6           28.467
12/12/97  09/10/98  Timber Lodge Steakhouse Inc      Own, op fast food restaurants            30.4           30.925
12/15/97  02/24/98  MetroGolf Inc                    Own and operate golf courses              6.6           18.428
12/22/97  05/20/98  Artistic Greetings Inc           Provide marketing services               33.6           35.618

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Week Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date    to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------


01/10/96  06/26/96  American Resource Corp         30.77             23.50           27.03
01/18/96  08/23/96  AMSERV Healthcare Inc          14.56             27.29           20.59           -4.67            20.42
01/23/96  05/09/96  Portage Industries Corp        46.67             78.98           78.98          134.67           193.33
02/05/96  09/30/96  Customedix Corp                22.58             26.67            5.56           19.00           -18.98
02/13/96  07/12/96  Medical Innovations Inc        13.85             18.40            5.71            5.71            37.67
02/15/96  04/29/96  LDI Corp                       31.20             21.48           49.09           26.15             5.81
02/28/96  07/11/96  Salton/Maxim Housewares Inc    -0.19             12.84            3.81            1.65            -9.05
03/13/96  09/27/96  DeSoto Inc                     65.41             53.00           80.00          118.57            53.00
04/16/96  05/31/96  CIS Technologies Inc           50.50             30.16           30.16           -5.57            33.78
04/22/96  06/04/96  Cornerstone Natural Gas Co     28.00             29.73          100.00          134.15           182.35
05/03/96  03/17/98  Homeowners Group Inc           22.07             26.77           93.88          135.43            17.71
05/06/96  09/03/96  Transcisco Industries Inc      15.56             36.84           28.40           57.58           271.43
05/07/96  09/03/96  NMR of America Inc             41.43             86.79           90.39           98.08            37.56
05/13/96  08/30/96  MDT Corp                       12.82             22.22            4.76           15.79            -6.38
05/15/96  09/10/96  Carlisle Plastics Inc          38.20             38.20           41.83           73.94            31.51
06/03/96  01/09/97  Bio-Dental Technologies Corp   64.99             43.28          109.42          194.49            65.09
06/10/96  07/22/96  SysteMed Inc                   -4.00              4.35            9.09          -23.81           -56.36
06/11/96  09/03/96  Computer Identics Corp         63.11             54.53           54.53           72.71            19.84
06/17/96  10/07/96  Scanforms Inc                  61.40             61.40           58.62           70.37           130.00
06/21/96  08/23/96  Computer Petroleum Corp        28.33             46.67           71.11          105.33           208.00
06/24/96  12/05/96  MEM Co Inc                     13.21             81.82           90.48           93.55           114.29
07/31/96  11/13/96  Calgene Inc                    64.10             80.28           39.13           31.96            14.29
08/13/96  02/27/97  LaTex Resources Inc           181.14            202.77          181.14          228.00           107.16
09/10/96  01/03/97  GreenStone Industries Corp     33.33             52.73           58.49           42.37            50.00
09/11/96  03/04/97  Chempower Inc                  48.06             48.06           45.88           50.30            65.33
09/16/96  12/06/96  Proler International Corp     132.26            125.00          148.28           33.33             9.09
09/26/96  01/24/97  General Physics Corp           16.57             31.61           36.00           23.64            45.71
10/02/96  12/27/96  Software Publishing Corp       14.86             10.90           60.80          -88.09
10/03/96  11/12/97  Pittencrieff Communications     8.95             14.40           30.74          -13.08            29.14
10/04/96  12/31/96  Pet Food Warehouse Inc         22.93             26.00           48.24           48.24            57.50
10/30/96  12/20/96  Pacific Rehab & Sports Med     67.74             62.50           48.57           60.00             6.12
11/05/96  03/14/97  Panatech Research &
                    Development                    55.56             55.56           51.35
11/25/96  02/28/97  American Studios Inc           90.48            110.53          166.67          -65.28           -73.33
12/06/96  03/18/97  MaxServ Inc (Sears Roebuck)    19.23             67.57           55.00           67.57           129.63
12/09/96  02/28/97  Houston Biotechnology Inc      52.00             62.13           52.00          -93.01           -92.05
01/24/97  07/02/97  INCSTAR Corp (Sorin
                    Biomedical)                    42.93             53.21           68.53
01/28/97  05/21/97  Calgene Inc (Monsanto Co)      62.03             60.00           60.00           60.00            42.22
01/30/97  08/12/97  AST Research Inc               16.76              8.00           20.00           23.43           -31.43
02/07/97  08/01/97  MS Financial (MS Diversified)  20.00             46.67           10.00            1.54           -70.67
02/11/97  07/31/97  Serv-Tech Inc                  32.00             60.00           88.57          129.57            12.34
03/04/97  06/27/97  Audio King Corp                60.00             68.00           68.00           68.00           -18.05
04/15/97  06/30/97  Kurzweil Applied Intelligence  83.83             69.69           66.49           84.00            63.56
04/30/97  07/25/97  Arden Industrial Products Inc  41.18             50.00           37.14           20.00            26.32
05/01/97  08/01/97  Cryenco Sciences Inc           69.23             76.00           72.55           41.94           -26.67
05/08/97  09/10/97  Imex Medical Systems Inc        7.90              2.76            2.76          -30.32           -32.50
06/16/97  09/30/97  Frederick's of Hollywood, Inc  48.85             44.47           25.95           93.75            85.07
06/24/97  07/25/97  Jillians Entertainment Corp    14.29             77.78           45.46          220.00           166.67
07/23/97  12/02/97  Rudy's Restaurant Group        50.94             70.21           72.04           60.00             5.26
08/01/97  09/26/97  Community Care of America Inc  23.08             18.52           88.24           68.42           -48.39
08/07/97  12/02/97  Magnetic Technologies Corp     25.00             25.00           33.33           42.86            33.33
08/14/97  12/31/97  Allied Capital Advisers Inc    10.41              4.68           10.41            8.97           -28.00
09/02/97  12/03/97  Ground Round Restaurants       10.00             10.00           -5.71           14.78           -34.00
09/04/97  12/30/97  Cinergi Pictures Entertainment 26.90             24.75           56.60          236.00            26.00
09/26/97  09/26/97  Laclede Steel Co              106.45            106.45          106.45          113.33            88.24
10/10/97  01/07/98  Puro Water Group Inc           33.95             47.69           44.00           44.00
10/13/97  03/19/98  Integrated Brands Inc          69.94            106.35          167.50          501.33           381.07
11/03/97  02/25/98  Individual Inc                  0.92             14.93           -7.02           47.71            -6.00
11/04/97  01/12/98  ComputerVision Corp            28.31             69.92           18.63           14.33           -55.09
11/12/97  03/03/98  PureTec Corp                   28.74             34.94           31.77          143.48            69.70
11/24/97  01/07/98  General Host Corp              60.00             62.96           79.59           51.72            77.69
12/02/97  03/17/98  Staodyn Inc                    47.38             47.38           89.49          100.45           152.95
12/12/97  02/13/98  Impact Systems Inc             57.14             49.15           44.26           69.23           109.52
12/12/97  09/10/98  Timber Lodge Steakhouse Inc    74.13             74.13           81.19           94.32           139.43
12/15/97  02/24/98  MetroGolf Inc                  20.00             20.00          -11.11          -25.00           -75.51
12/22/97  05/20/98  Artistic Greetings Inc         28.45             47.10           52.00           47.10            21.60

                                                                      Page F-10

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Less than $5 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------


Date      Date
Announced Effective Target Name                     Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
12/23/97  03/20/98  American Paging Inc            Pvd wireless messaging svcs      Telephone and Data Systems Inc
12/23/97  01/27/98  Hi-Lo Automotive Inc           Own, op auto parts stores        O'Reilly Automotive Inc
01/13/98  07/31/98  Bird Corp                      Manufacture building products    CertainTeed Corp
01/16/98  02/26/98  Ophthalmic Imaging Systems Inc Mnfr, design, market imaging sys Premier Laser Systems
01/26/98  05/06/98  TransAmerican Waste Industries Pvd waste management services    USA Waste Services Inc
02/09/98  06/18/98  American Waste Services        Provide waste management svcs    USA Waste Services Inc
02/23/98  06/26/98  CompScript Inc                 Pvd pharmaceutical mgmt svcs     Omnicare Inc
03/02/98  04/30/98  First Alert Inc                Mnfr fire and burglar alarms     Sunbeam Corp
03/31/98  06/29/98  IBAH Inc                       Mnfr pharmaceutical products     Omnicare Inc
04/09/98  07/29/98  Spec's Music Inc               Record and video retail stores   Camelot Music Holdings
04/10/98  06/26/98  Dataflex Corp                  Whl microcomputer equipment      CompuCom Systems Inc (Safeguard)
04/22/98  06/29/98  AccelGraphics Inc              Mnfr graphics accelerators       Evans & Sutherland Computer
04/23/98  07/31/98  Morrison Restaurants Inc       Own, operate eating places       Piccadilly Cafeterias Inc
05/05/98  09/25/98  Allied Digital Technologies Co Mnfr multi media software prod   Investor Group
05/07/98  07/31/98  Innovative Tech Systems Inc    Dvlp facilities mgmt software    Peregine Systems Inc
05/11/98  07/14/98  Micronics Computers Inc        Mnfr system boards               Diamond Multimedia Systems Inc
05/12/98  08/24/98  Virus Research Institute Inc   Mnfr biological products         T Cell Sciences Inc
05/20/98  09/15/98  InnoServ Technologies          Pvd med equip repair svcs        GE Medical Systems
05/22/98  07/22/98  Pete's Brewing Co              Produce beer                     Gambinus Co.
05/29/98  08/17/98  Arch Petroleum Inc             Oil, gas mining                  Pogo Producing Co
06/09/98  06/09/98  Lincoln Snack Co (Noel Group)  Produce, whl pre-poped popcorn   Brynwood Partners III LP
06/22/98  10/02/98  GT Bicycles Inc                Manufacture, wholesale bicycles  Schwinn Holdings Corp
07/07/98  09/21/98  Republic Engineered Steels     Mnfr cold-finished steel prods   Investor Group
07/14/98  09/18/98  DEP Corp                       Manufacture personal care prod   Henkel KGaA
07/20/98  10/01/98  US SerVis Inc                  Dvp, design, whl software        HBO & Co
07/29/98  09/11/98  E-Z Serve Corp                 Whl and retail gasoline          EBC Texas Acquisition Corp

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Value of    Enter-
                                                                                    Trans-      prise
Date      Date                                      Acquiror                        action      Value
Announced Effective Target Name                     Business Description            ($ mil)    ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
12/23/97  03/20/98  American Paging Inc              Pvd telecommunications svcs         9.1    217.941
12/23/97  01/27/98  Hi-Lo Automotive Inc             Own, op auto supply stores         42.5     89.690
01/13/98  07/31/98  Bird Corp                        Mnfr asbestos, fiberglass prods    39.2     27.821
01/16/98  02/26/98  Ophthalmic Imaging Systems Inc   Mnfr, whl laser sys alarms          1.3      7.006
01/26/98  05/06/98  TransAmerican Waste Industries   Pvd waste disposal services       142.3    156.717
02/09/98  06/18/98  American Waste Services          Pvd waste disposal services       122.1    106.919
02/23/98  06/26/98  CompScript Inc                   Whl, retail pharmaceuticals        68.4     68.415
03/02/98  04/30/98  First Alert Inc                  Mnfr, whl household appliances    129.2    171.213
03/31/98  06/29/98  IBAH Inc                         Whl, retail pharmaceuticals       154.3    153.807
04/09/98  07/29/98  Spec's Music Inc                 Own, op chain record stores        26.8     25.276
04/10/98  06/26/98  Dataflex Corp                    Manufacture computer equipment     25.2     46.850
04/22/98  06/29/98  AccelGraphics Inc                Mnfr computer graphics system      55.9     36.284
04/23/98  07/31/98  Morrison Restaurants Inc         Own and operate cafeterias         46.2
05/05/98  09/25/98  Allied Digital Technologies Co   Investoer group                    69.2    110.009
05/07/98  07/31/98  Innovative Tech Systems Inc      Dvlp service desk software         75.7     72.285
05/11/98  07/14/98  Micronics Computers Inc          Manufacture multimedia systems     31.7     12.967
05/12/98  08/24/98  Virus Research Institute Inc     Mnfr vaccines, related products    62.6     60.225
05/20/98  09/15/98  InnoServ Technologies            Mnfr diagnostic imaging equip      13.1     11.596
05/22/98  07/22/98  Pete's Brewing Co                Produce, wholesale beer            69.4     51.299
05/29/98  08/17/98  Arch Petroleum Inc               Oil and gas exploration, prodn    114.0    100.081
06/09/98  06/09/98  Lincoln Snack Co (Noel Group)    Investment firm                     7.1      8.981
06/22/98  10/02/98  GT Bicycles Inc                  Mnfr bicycles; holding company    149.6    170.494
07/07/98  09/21/98  Republic Engineered Steels       Investor group                    417.8    409.392
07/14/98  09/18/98  DEP Corp                         Mnfr, whl chemicals, detergents    89.7     90.606
07/20/98  10/01/98  US SerVis Inc                    Dvlp healthcare software           47.4     29.160
07/29/98  09/11/98  E-Z Serve Corp                   Investment firm                    43.2    107.882



------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Day Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date   to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
12/23/97  03/20/98  American Paging Inc                  17.65          33.33          29.03          17.65          (47.37)
12/23/97  01/27/98  Hi-Lo Automotive Inc                (14.07)         12.26          24.29          17.97           74.00
01/13/98  07/31/98  Bird Corp                            25.71          18.92          29.41          37.50           (8.33)
01/16/98  02/26/98  Ophthalmic Imaging Systems Inc       16.67          27.27          40.00          75.00          (63.16)
01/26/98  05/06/98  TransAmerican Waste Industries       51.42          36.57          78.59          55.02           70.15
02/09/98  06/18/98  American Waste Services             100.00         156.00         166.67         166.67           77.78
02/23/98  06/26/98  CompScript Inc                       26.56          67.24          52.70          80.10          (57.69)
03/02/98  04/30/98  First Alert Inc                      68.00          90.91         110.00         104.88           71.43
03/31/98  06/29/98  IBAH Inc                             12.20          61.40          58.62          53.33           (9.80)
04/09/98  07/29/98  Spec's Music Inc                     30.37          65.00          65.00         340.00          230.00
04/10/98  06/26/98  Dataflex Corp                         8.43           9.33          23.77          21.48           49.09
04/22/98  06/29/98  AccelGraphics Inc                    13.58          22.67          21.05          62.83          (38.67)
04/23/98  07/31/98  Morrison Restaurants Inc             45.56          73.91          81.82          77.78            8.11
05/05/98  09/25/98  Allied Digital Technologies Co       14.29          14.29          37.93          86.05          158.06
05/07/98  07/31/98  Innovative Tech Systems Inc           8.04          10.88          25.78          62.15          301.52
05/11/98  07/14/98  Micronics Computers Inc              37.54          15.29          50.77          30.67          (16.60)
05/12/98  08/24/98  Virus Research Institute Inc         91.64          75.67          81.72          46.44            9.83
05/20/98  09/15/98  InnoServ Technologies                30.77          32.04          41.67          21.43          130.51
05/22/98  07/22/98  Pete's Brewing Co                     6.25          39.73          42.66          45.83            6.33
05/29/98  08/17/98  Arch Petroleum Inc                    0.13           5.47          (3.53)          4.00          (17.67)
06/09/98  06/09/98  Lincoln Snack Co (Noel Group)         6.67           3.23                          3.23           42.22
06/22/98  10/02/98  GT Bicycles Inc                      68.42          77.78          36.17          31.96            0.00
07/07/98  09/21/98  Republic Engineered Steels           56.76          68.12          45.00          87.10          427.27
07/14/98  09/18/98  DEP Corp                             31.25          93.35          78.72          75.00          236.00
07/20/98  10/01/98  US SerVis Inc                       151.62          85.98         151.62         289.09          256.67
07/29/98  09/11/98  E-Z Serve Corp                       37.14          20.00          20.00          20.00          (20.00)
                                                Mean:     39.7%          48.8%          55.4%          67.1%           53.8%

Source: Securities Data Company, Inc; Three month and one-year premiums calculated using security prices from FactSet Research Systems, Inc. Commercial banks and other similar financial institutions were excluded for the purpose of this analysis.

                                                                        Page F-3

Merger Premiums to Market Value Analysis
Mergers with Target Price Between $5 and $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------


Date      Date
Announced Effective Target Name                     Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
01/03/96  08/28/96  International Jensen Inc        Mnfr radios and televisions     Recoton Corp
01/08/96  05/31/96  Medalist Industries Inc         Mnfr screws, bolts              Illinois Tool Works Inc
01/11/96  07/30/96  Golf Enterprises Inc            Own, op golf course, club, shop National Golf Properties Inc
01/16/96  02/26/96  Concord Health Group            Pvd healthcare mgmt services    Multicare Cos Inc
01/16/96  04/10/96  Orthopedic Technology Inc       Manufacture surgical supplies   Depuy Inc (Corange Ltd)
01/24/96  03/29/96  TGV Software Inc                Develop software                Cisco Systems Inc
01/29/96  04/08/96  Varitronic Systems Inc          Mnfr typewriters                WH Brady Co
02/08/96  07/31/96  Citizens Security Group Inc     Insurance holding company       Meridian Insurance Group
03/04/96  06/27/96  Storage Properties Inc          Own and operate warehouses      Public Storage Inc
03/13/96  04/18/96  CAPCO Automotive Products Corp  Mnfr automobile parts           Eaton Corp
04/03/96  06/17/96  E&B Marine Inc                  Ret, whl marine accessories     West Marine Inc
04/15/96  11/22/96  Multi-Market Radio Inc          Own, op radio broadcasting stns SFX Broadcasting Inc
04/22/96  07/18/96  Duplex Products Inc             Manufacture business forms      Reynolds & Reynolds Co
04/22/96  08/07/96  Ideon Group Inc                 Operate ret mail order house    CUC International Inc
04/25/96  10/01/96  Sterling Chemicals Inc          Mnfr commodity chemicals        Investor Group
04/29/96  09/09/96  Crocker Realty Trust Inc        REIT                            Highwoods Properties Inc
05/16/96  08/20/96  Professional Sports Care Mngmt  Own, op physical therapy clinic HealthSouth Corp
05/20/96  08/29/96  Financing for Science Intl Inc  Pvd business credit services    Finova Group Inc
05/22/96  08/02/96  Network Express Inc             Mnfr telecommunication equip    Cabletron Systems Inc
05/24/96  09/04/96  Clinton Gas Systems Inc         Oil and gas exploration, prodn  Joint Energy Dven Investments
06/10/96  08/23/96  Bailey Corp                     Manufacture rubber products     Venco Acquisition Corp
06/14/96  09/13/96  Bugaboo Creek Steak House Inc   Own, op restaurants             Longhorn Steaks Inc
06/21/96  09/26/96  Applied Bioscience Intl (IMS)   Provide medical testing svcs    Phamaceutical Product Dvlp
07/01/96  09/25/96  Brooktree Corp                  Manufacture semiconductors      Rockwell International Corp
07/03/96  09/05/97  Golden Poultry Co Inc           Produce, wholesale poultry      Gold Kist Inc
07/11/96  10/11/96  Fay's Inc                       Own and operate drug stores     Thrift Drug Inc (JC Penney Co)
07/12/96  10/10/96  ADCO Technologies Inc           Mnfr adhesives and sealants     Astor Chemicals
07/12/96  10/23/96  Supercuts Inc                   Operate barber shops            Regis Corporation
07/19/96  08/30/96  FluoroScan Imaging Systems      Mnfr, whl x-ray imaging device  Hologic Designs
08/02/96  11/07/96  Colonial Data Technologies      Manufacture telcommun equip     US Order Inc
08/26/96  12/20/96  Home Shopping Network (Liberty) Own. op TV broadcasting statn   Silver King Communications Inc
09/09/96  09/23/96  Crooker realty Trust Inc        REIT                            Highwoods Properties Inc
09/10/96  12/05/96  Acquitron Medical Inc           Manufacture apnca monitors      Nellcor Puritan-Bennett
09/11/96  12/02/96  ReadiCare Inc                   Own and operate HMO's           HealthSouth Corp
09/16/96  11/07/97  Centerior Energy Corp           Electric utility holding co     Ohio Edison Co
09/24/96  01/02/97  Datalogix International         Develop business software       Oracle Corp
10/01/96  04/25/97  Cosmetic Center Inc             Operate cosmetic stores         Prestige Fragance & Cosmetics
10/10/96  02/12/97  Knogo North America Inc         Mnfr search, navigation equip   Video Sentry Corp
10/10/96  11/27/96  WCI Steel Inc (Renco Group Inc) Manufacture steel               Renco Group Inc
10/17/96  02/27/97  Triad Systems Corp              Develop turnkey computer sys    Investor Group
11/06/96  03/07/97  Midland Financial Group Inc     Fire, marine, casualty ins co   Progressive Corp
11/06/96  12/11 96  Union Switch & Signal Inc       Manufacture railroad equip      Ansaldo Transporti SpA
11/11/96  03/17/97  AHI Healthcare Systems Inc      Pvd physician contracting svcs  FPA Medical Management Inc
11/13/96  12/17/96  Edmark Corp                     Develop educational software    IBM Corp
11/18/96  03/27/97  Tyco Toys Inc                   Manufacture and wholesale toys  Mattel Inc
12/10/96  04/01/97  Softdesk Inc                    Develop, wholesale CAD software Autodesk Inc
12/23/96  05/09/97  StarSight Telecast Inc          Pvd cable programming svcs      Gemstar International Group
12/26/96  04/16/97  Royce Laboratories Inc          Mnfr pharmaceuticals products   Watson Pharmaceuticals Inc
01/17/97  04/24/97  American Recreation Centers     Own, op bowling, rec centers    AMF Bowling Centers (AMF Group)
01/27/97  07/24/97  Cardiometrics Inc               Mnfr surgical, medical equip    EndoSonics Corp
02/11/97  05/29/97  Fractal Design Corp             Develop graphics software       MetaTools Inc
02/11/97  03/24/97  Innotech Inc                    Mnfr electro-medical prods      Johnson & Johnson
02/18/97  07/01/98  Contour Medical (Retirement)    Mnfr surgical supplies          Sun Healthcare Group Inc
02/18/97  07/01/98  Retirement Care Associates Inc  Own, operate nursing homes      Sun Healthcare Group Inc
03/06/97  07/31/97  Allwaste Inc                    Pvd asbestos treatment svcs     Philip Environmental Inc
03/06/97  08/13/97  Crop Growers Corp               Insurance agency                Fireman's Fund Insurance Co
03/11/97  04/15/97  TPC Corp                        Pvd gas transmission svcs       PacifiCorp Holdings Inc
03/21/97  06/12/97  CrossComm Corp                  Mnfr computer networking equip  Olicom A/S
03/27/97  03/27/97  Strober Organization Inc        Wholesale building materials    Hamilton Acquisition LLC
03/31/97  06/03/97  Peak Technologies Group Inc     Whl integrated systems          Moore Corp Ltd
04/10/97  06/13/97  ERO Inc                         Manufacture toys                Hedstrom Corp (Hedstrom Hldgs)
04/10/97  06/26/97  Microcom Inc                    Mnfr data comm products         Company Computer Corp
04/18/97  07/10/97  LIVE Entertainment Inc          Whl, retail recorded music      Investor Group
05/30/97  07/09/97  Integrated Living Communities   Pvd nursing, personal care svcs Whitehall Street Real Estate
05/30/97  10/16/97  National Picture and Frame Co   Mnfr picture, mirror frames     Colonnade Capital LLC
06/03/97  09/08/97  Physician Corp of America       Own and operate HMO's           Humana Inc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Value of   Enter-
                                                                                     Trans-     prise
Date      Date                                      Acquiror                         action    Value
Announced Effective Target Name                     Business Description             ($ mil)   ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
01/03/96  08/28/96  International Jensen Inc        Mnfr audio, video equipment       109.1   109.595
01/08/96  05/31/96  Medalist Industries Inc         Mnfr indl fasteners, tools         55.4    91.567
01/11/96  07/30/96  Golf Enterprises Inc            Real estate investment trust       82.9   141.614
10/16/96  02/26/96  Concord Health Group            Own, op nursing care facilities   126.9   126.755
01/16/96  04/10/96  Orthopedic Technology Inc       Mnfr orthopedic devices            45.2    44.871
01/24/96  03/29/96  TGV Software Inc                Mnfr inter-networking systems      92.4     71.54
01/29/96  04/08/96  Varitronic Systems Inc          Mnfr indl labeling machines        42.5    43.333
02/08/96  07/31/96  Citizens Security Group Inc     Insurance holding company          22.6    26.703
03/04/96  06/27/96  Storage Properties Inc          Real estate investment trust       22.8 1,293.505
03/13/86  04/18/96  CAPCO Automotive Products Corp  Manufacture automotive parts      128.9   140.935
04/03/96  06/17/96  E&B Marine Inc                  Own, op boat dealerships           30.6    49.597
04/15/96  11/22/96  Multi-Market Radio Inc          Own, op radio bdcstg stations     104.4    89.166
04/22/95  07/18/96  Duplex Products Inc             Pvd comp sys bus forms svcs        90.1     85.54
04/22/96  08/07/96  Ideon Group Inc                 Provide discount club svcs        381.8   382.225
04/25/96  10/01/96  Sterling Chemicals Inc          Investor group                    798.4   791.162
04/29/96  09/09/96  Crocker Realty Trust Inc        Real estate investment trust      537.5    531.94
05/16/96  08/20/96  Professional Sports Care Mngmt  Own, op outpatient surgery ctr     64.8    54.952
05/20/96  08/29/96  Financing for Science Inl Inc   Pvd financial services             39.2   193.919
05/22/95  08/02/96  Network express Inc             Mnfr, whl, install LAN, WAN       118.4   112.039
05/24/96  09/04/96  Clinton Gas Systems Inc         Investment firm                    38.4    52.887
06/10/96  08/23/96  Bailey Corp                     Investment holding company         47.8   106.359
06/14/96  09/13/96  Bugaboo Creek Steak House Inc   own and operate steakhouses        48.5    55.641
06/21/96  09/26/96  Applied Bioscience Inc (IMS)    Pvd comm phy research svcs        491.5   483.418
07/01/96  09/25/96  Brooktree Corp                  Mnfr aircraft defense systems     261.8   273.377
07/03/96  09/05/97  Golden Poultry Co Inc           Produce, wholesale poultry         52.1   209.708
07/11/96  10/11/96  Fay's Inc                       Own and operate drug stores       277.9   352.368
07/12/96  10/10/96  ADCO Technologies Inc           Mnfr specialty chemicals           53.8    54.141
07/12/96  10/23/96  Supercuts Inc                   Operate hairstyling salons        175.1   174.379
07/19/96  08/30/96  FluoroScan Imaging Systems      Mnfr and whl X-ray systems         59.1    53.882
08/02/96  11/07/96  Colonial data Technologies      Pvd equip rental, leasing svcs    186.5   176.021
08/26/96  12/20/96  Home Shopping Network (Liberty) Operate television stations     1,216.9 1,069.458
09/09/96  09/23/96  Crooker realty Trust Inc        Real estate investment trust       76.1   557.561
09/10/96  12.05/96  Acquitron Medical Inc           Mnfr electn patient monitors       56.6    56.176
09/11/96  12/02/96  ReadiCare Inc                   Own, op outpatient surgery ctr     73.9    70.736
09/16/96  11/07/97  Centerior Energy Corp           Electric utility                1,612.6 6,202.925
09/24/96  01/02/97  Datalogix International         Develop database software          80.0    63.045
10/01/96  04/25/97  Cosmetic Center Inc             Own and op retail stores           32.8     30.68
10/10/96  02/12/97  Knogo North America Inc         Provide electrical services        48.8    45.572
10/10/96  11/27/96  WCI Stell Inc (Renco Group Inc) Mnfr steel products                56.5   437.182
10/17/96  02/27/97  Triad Systems Corp              Investor group                    193.1   225.973
11/06/96  03/07/97  Midland Financial Group Inc     Insurance holding company          47.2    72.692
11/06/96  12/11 96  Union Switch & Signal Inc       Mnfr train and transp equip        27.1   135.632
11/13/96  03/17/97  All Healthcare Systems Inc       Pvd health care mgmt services     117.0   103.179
11/13/96  12/17/96  Edmark Corp                     Mnfr computers, office equip      123.8    81.322
11/18/96  03/27/97  Tyco Toys Inc                   Mnfr, whl games, toys             737.4 1,073.147
12/10/96  04/01/97  Softdesk Inc                    Design drafting software           91.7    88.442
12/23/96  05/05/97  StarSight Telecast Inc          Mnfr simplified VCR programmer    273.1   266.569
12/26/96  04/16/97  Royce Laboratories Inc          Mnfr pharmaceutical products       84.2    81.639
01/17/96  04/24/97  American Recreation Centers     Own, op bowling centers            70.7     63.83
01/27/97  07/24/97  Cardiometrics Inc               Mnfr image processing equip        56.8    37.872
02/11/97  05/29/97  Fractal Design Corp             Develop software                  140.2   136.069
02/11/97  03/24/97  Innotech Inc                    Mnfr medical equip and prods      135.6   116.561
02/18/97  07/01/98  Contour Medical (Retirement)    Pvd long-term healthcare svcs      55.2    72.823
02/18/97  07/01/98  Retirement Care Associates Inc  Pvd long-term healthcare svcs     305.9   292.435
03/06/97  07/03/97  Allwaste Inc                    Provide waste management svcs     506.7   534.883
03/06/97  08/13/97  Crop Growers Corp               Insurance company                  82.1    89.061
03/11/97  04/15/97  TPC Corp                        Pvd telephone commun services     408.5   398.392
03/21/97  06/12/97  CrossComm Corp                  Mnfr communications equipment      84.6    77.829
03/27/97  03/27/97  Strober Organization Inc        Investment company                 33.4    30.937
03/03/97  06/03/97  Peak Technologies Group Inc     Mnfr manifold business forms      169.8    192.09
04/10/97  06/13/97  ERO Inc                         Manufacture games and toys        203.6   201.739
04/10/97  06/26/97  Microcom Inc                    Manufacture personal computers    267.6   273.087
04/18/97  07/10/97  LIVe Entertainment Inc          Investor group                     53.1    98.981
05/30/97  07/09/97  Integrated Living Communities   Real estate development finn       79.7    78.553
05/30/97  10/16/97  National Picture and Frame Co   Private equity firm                60.3    67.073
06/03/97  09/08/97  Physician Corp of America       Own and operate HMO's             405.1   260.352

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Day Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date   to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
01/03/96  08/28/96  International Jensen Inc           29.41         57.14            49.15           46.67           12.82
01/08/96  05/31/96  Medalist Industries Inc           127.20         136.67           110.37         (43.20)         (43.20)
01/11/96  07/30/96  Golf Enterprises Inc               37.14         45.46            45.46           (7.69)           6.67
10/16/96  02/26/96  Concord Health Group               25.11         43.42            58.92           50.77           40.00
01/16/96  04/10/96  Orthopedic Technology Inc          26.45         43.89            49.03
01/24/96  03/29/96  TGV Software Inc                   41.55         70.63            73.00           73.00
01/29/96  04/08/96  Varitronic Systems Inc             79.49         79.49            62.79           94.44           89.19
02/08/96  07/31/96  Citizens Security Group Inc        88.68        108.33           117.39           25.00           25.00
03/04/96  06/27/96  Storage Properties Inc             10.94         16.44            15.29          (58.88)         (50.59)
03/13/86  04/18/96  CAPCO Automotive Products Corp     66.67         72.41            78.57           24.22          (13.04)
04/03/96  06/17/96  E&B Marine Inc                     (4.76)        20.00             7.14          100.00            3.45
04/15/96  11/22/96  Multi-Market Radio Inc             11.11         29.87            19.05           28.21           56.25
04/22/95  07/18/96  Duplex Products Inc                 1.05         28.86            36.17           48.84           41.18
04/22/96  08/07/96  Ideon Group Inc                    38.46         54.29            36.71           38.46          (22.30)
04/25/96  10/01/96  Sterling Chemicals Inc             29.73         47.69            47.69           29.73           (7.69)
04/29/96  09/09/96  Crocker Realty Trust Inc           10.20         11.60            13.03           24.17
05/16/96  08/20/96  Professional Sports Care Mngmt     13.74         29.05            34.21          620.95          (36.92)
05/20/96  08/29/96  Financing for Science Inl Inc       4.49          6.67            12.53           17.70          108.98
05/22/95  08/02/96  Network express Inc               (10.64)        19.97            39.01          119.00          (20.36)
05/24/96  09/04/96  Clinton Gas Systems Inc             3.85         14.89            31.71           12.50           80.00
06/10/96  08/23/96  Bailey Corp                         5.46          6.06            11.11           55.56           68.67
06/14/96  09/13/96  Bugaboo Creek Steak House Inc       9.19         16.02            10.82          (60.93)         (30.62)
06/21/96  09/26/96  Applied Bioscience Inc (IMS)       75.34         82.86            77.78           77.78          204.76
07/01/96  09/25/96  Brooktree Corp                     42.86         64.38            16.51           71.43          (13.04)
07/03/96  09/05/97  Golden Poultry Co Inc              52.00         50.00            39.02           29.55          142.55
07/11/96  10/11/96  Fay's Inc                          27.50         61.91            61.91           82.14           72.88
07/12/96  10/10/96  ADCO Technologies Inc              28.13         51.85            57.69          368.57          105.00
07/12/96  10/23/96  Supercuts Inc                      55.29         53.04            60.00           99.25           50.86
07/19/96  08/30/96  FluoroScan Imaging Systems        116.00        109.35            70.10          134.62          131.63
08/02/96  11/07/96  Colonial data Technologies         20.00         33.33            (6.80)         (45.86)          13.68
08/26/96  12/20/96  Home Shopping Network (Liberty)    38.95         62.46            62.46           (6.55)          27.23
09/09/96  09/23/96  Crooker realty Trust Inc           18.80         20.30            21.85            5.02           58.40
09/10/96  12.05/96  Acquitron Medical Inc              18.06         21.53            40.07           23.34           22.43
09/11/96  12/02/96  ReadiCare Inc                      66.79         55.42            55.42           66.83          120.65
09/16/96  11/07/97  Centerior Energy Corp              42.82         40.52            42.82           50.21            2.49
09/24/96  01/02/97  Datalogix International            28.00         42.22            56.10           14.19          (55.24)
10/01/96  04/25/97  Cosmetic Center Inc                17.39         45.33           103.47           64.97           (3.11)
10/10/96  02/12/97  Knogo North America Inc            (3.38)        13.31             7.45
10/10/96  11/27/96  WCI Steel Inc (Renco Group Inc)    17.65         29.03            77.78           90.48          105.13
10/17/96  02/27/97  Triad Systems Corp                 68.18         60.87            89.74           72.09           68.18
11/06/96  03/07/97  Midland Financial Group Inc        30.91         24.14                0           (2.70)          (5.26)
11/06/96  12/11 96  Union Switch & Signal Inc           3.57          3.57                0           (6.45)           9.43
11/11/96  03/17/97  AHI Healthcare Systems Inc         10.90         34.00            23.69           34.00          (34.37)
11/13/96  12/17/96  Edmark Corp                        35.52         63.16            31.92            5.08          (61.73)
11/18/96  03/27/97  Tyco Toys Inc                      73.69         80.12            94.53          (33.82)         (26.30)
12/10/96  04/01/97  Softdesk Inc                       60.00         66.76           146.67          111.43          (32.73)
12/23/96  05/09/97  StarSight Telecast Inc             17.86         20.84            44.28           16.22           94.60
12/26/96  04/16/97  Royce Laboratories Inc              0.57         22.91            18.52           30.95          (36.21)
01/17/96  04/24/97  American Recreation Centers        15.25         33.33            70.00           58.14           33.33
01/27/97  07/24/97  Cardiometrics Inc                  18.28         13.81            47.12           82.79            2.24
02/11/97  05/29/97  Fractal Design Corp                44.97         40.44             0.99           (6.82)         (18.25)
02/11/97  03/24/97  Innotech Inc                       54.93         64.18            54.93          400.00          (50.95)
02/18/97  07/01/98  Contour Medical (Retirement)       21.43         47.83            58.14
02/18/97  07/01/98  Retirement Care Associates Inc     19.44         14.67            21.13           91.11            3.79
03/06/97  07/03/97  Allwaste Inc                       48.22         63.35            95.22          122.44          128.80
03/06/97  08/13/97  Crop Growers Corp                  20.59         15.49            41.38           57.69           (2.38)
03/11/97  04/15/97  TPC Corp                           52.17         65.05            55.48          652.84          946.63
03/21/97  06/12/97  CrossComm Corp                     74.32         70.17            70.17           70.10           (9.57)
03/27/97  03/27/97  Strober Organization Inc               0          3.23             2.13            4.35           37.14
03/03/97  06/03/97  Peak Technologies Group Inc       108.70         97.26            65.52           50.00           (1.37)
04/10/97  06/13/97  ERO Inc                            12.50         16.88            30.44           47.54           73.08
04/10/97  06/26/97  Microcom Inc                       54.76         91.18            35.42           35.42          (43.48)
04/18/97  07/10/97  LIVE Entertainment Inc              6.67          6.67            50.00
05/30/97  07/09/97  Integrated Living Communities      26.90         21.05            50.82           73.58
05/30/97  10/16/97  National Picture and Frame Co      31.51         28.00            28.00           22.29           18.52
06/03/97  09/08/97  Physician Corp of America          12.00         12.00            23.08           65.93          (45.63)

                                                                        Page F-4

Merger Premiums to Market Value Analysis
Mergers with Target Price Between $5 and $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------


Date      Date
Announced Effective Target Name                     Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
06/05/97  07/14/97  DIGEX Inc                       Develop Internet software        Intermedia Communicaitons Inc
06/20/97  10/23/97  Convest Energy Corp             Oil and gas exploration, prodn   Forcenergy Inc
07/02/97  10/28/97  Calnetics Corp                  Manufacture plastic products     Summa Industries Inc
07/03/97  09/26/97  Krystal Co                      Own, op fast food restaurants    Port Royal Holdings Inc
07/10/97  11/18/97  Airways Corp                    Passenger airline                AirTran Holdings Inc
07/14/97  10/28/97  Katz Media Group                Advertising agency               Investor Group
07/24/97  10/28/97  Astrotech International Corp    Pvd storage tank maintenance     ITEQ Inc
07/25/97  12/01/97  Homegate Hospitality Inc        Own and operate hotels           Prime Hospitality Corp
07/25/97  08/28/97  Imo Industries Inc              Mnfr industrial controls, pumps  Constellation Capital Partners
07/31/97  09/29/97  Interactive Group Inc           Dvlp, whl comp integrated sys    DataWorks Corp
08/04/97  12/31/97  Belmont Homes Inc               Mnfr prefabricated Houses        Cavalier Homes Inc
08/04/97  11/19/97  Gyncare Inc                     Pvd biotech prod dvlp services   Johnson & Johnson
08/14/97  12/18/97  Technology Service Group Inc.   Mnfr cellular telephones         Elcotel
08/25/97  10/03/97  BioWhitaker Inc                 Mnfr, whl medical testing prods  Cambrex Corp
08/25/97  01/23/98  PerSeptive Biosystems Inc       Mnfr chromatography equipment    Perkin-Elmer Corp
09/17/97  12/12/97  Designer Holdings (New Rio LLC) Dvlp, mkt designer sportswear    Warnaco Group Inc
09/23/97  01/22/98  El Chico Restaurants Inc        Own and operate restaurants      Investor Group
09/26/97  02/03/98  Sagebrush Inc                   Own and operate eating places    WSMP Inc
09/26/97  04/28/98  Skyline Chili Inc               Operate, franchise restaurants   Investor Group
09/29/97  11/26/97  CompuRAD Inc                    Pvd Healthcare software          Lumisys Inc
10/01/97  12/05/97  Alpine Lace Brands Inc          Whl dairy products, cheese       LandO'Lakes Inc
10/15/97  11/21/97  Thompson PBE Inc                Whl automotive paint, supplies   FinishMaster Inc (Lacey Distn)
10/20/97  01/29/98  Cruise America Inc              Own, op trailer dealership       Budget Group Inc
11/07/97  05/28/98  Medicus Systems Corp            Develop, whl medical software    QuadraMed Corp
11/17/97  03/10/98  Shared Technologies Fairchild   Mnfr telecommunications equip    Intermedia Communications Inc
11/17/97  03/02/98  Visigenie Software Inc          Dvlp database access software    Borland International Inc
11/21/97  01/20/98  New Jersey Steel (Von Roll)     Mnfr steel reinforcing bars      Co-Steel Inc
11/24/97  02/03/98  Communicaitons Central Inc      Pvd telecommunications svcs      Davel Communications Inc
12/19/97  06/03/98  Eclipse Telecommunicaitons Inc  Pvd radiotelecommunication svc   IXC Communications Inc
12/29/97  03/17/98  Heartstream Inc                 Mnfr defibrillators              Hewlett-Packard Co
01/06/98  03/02/98  DBA Systems Inc                 Dvlp digital imaging systems     Titan Corp
01/14/98  06/02/98  Meridian Point Realty Trust     Real estate investment trust     EastGroup Properties
01/15/98  06/11/98  OHM Corp                        Operate hazardous waste sites    International Technology Corp
01/16/98  02/25/98  Checkmate Electronics Inc       Mnfr, whl payment systems        International Verifact Inc
01/21/98  05/15/98  BKC Semiconductors Inc          Mnfr semiconductor devices       Microsemi Corp
01/22/98  09/29/98  BT Office Products Intl Inc     Whl office stationary, supples   Buhrmann NV
01/28/98  03/05/98  Sun Coast Industries Inc        Mnfr plastic products            Kerr Group Inc
01/29/98  06/05/98  Monroe Inc                      Mnfr, whl concrete, sand, gravel US Aggregates Inc
01/29/98  05/21/98  ProSource Inc (Onex Corp)       Wholesale groceries              AmeriServe Food Distribution
02/04/98  06/09/98  TresCom International Inc       Pvd communicaitons svcs          Primus Telecommunications
02/10/98  06/30/98  Ryan Beck & Co, Livingston, NJ  Securities brokerage firm        BankAtlantic Bancorp, Florida
02/17/98  08/17/98  Bell Sports Corp                Mnfr bicycle equip, accessories  HB Acquisition Corp
02/24/98  05/04/98  Somatogen Inc                   Dvlp human blood substitutes     Baxter International Inc
03/02/98  04/30/98  Signature Brands USA Inc        Mnfr, whl consumer housewares    Sunbean Corp
03/05/98  05/20/98  Intelligent Electronics Inc     Whl, ret computer systems        Xerox Corp
03/06/98  04/30/98  Proxima Corp                    Mnfr PC liq crys display prods   ASK AS
03/10/98  06/19/98  Corcom Inc                      Manufacture radio filters        Communications Instruments Inc
03/16/98  07/10/98  International Murex Tech Corp   Mnfr in-vitro test systems       Abbott Laboratories
04/03/98  07/21/98  Bertucci's Inc                  Own and operate restaurants      NE Restaurant Co Inc
04/15/98  05/29/98  Simulation Sciences Inc         Dvlp simulation software         Siche PLC
04/28/98  07/20/98  Hein-Werner Corp                Mnfr automotive service equip    Snap-On Inc
04/29/98  09/25/98  Group I Software Inc            Develop software                 COMNET Corp
05/04/98  06/10/98  Farah Inc                       Mnfr, ret family apparel         Tropical Sportswear Intl Corp
05/07/98  06/30/98  InTime Systems International    Pvd systems integration svcs     Aris Corp
05/29/98  08/06/98  Mid-America Realty Investments  Real estate investment trust     Bradley Real Estate Inc
06/01/98  08/28/98  PST Vans Inc                    Trucking company                 US Xpress Enterprises Inc
06/11/98  07/02/98  Imo Industries Inc              Mnfr industrial controls, pumps  Constellation Capital Partners
07/28/98  09/10/98  CyberMedia Inc                  Dvlp, whl support software prod  Network Associates Inc
09/14/98  09/14/98  Icon CMT Corp                   Pvd Internet computer svcs       Qwest Commun Int Inc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Value of   Enter-
                                                                                    Trans-     prise
Date      Date                                      Acquiror                        action    Value
Announced Effective Target Name                     Business Description            ($ mil)   ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
06/05/97  07/14/97  DIGEX Inc                       Pvd telecommunications svcs     171.6 166.838
06/20/97  10/23/97  Convest Energy Corp             Oil, gas exploration and prodn  102.0 101.521
07/02/97  10/28/97  Calnetics Corp                  Mnfr plastic conveyor parts      23.4  26.363
07/03/97  09/26/97  Krystal Co                      Investment company              145.4 145.677
07/10/97  11/18/97  Airways Corp                    Passenger airline                63.7  75.936
07/14/97  10/28/97  Katz Media Group                Investor group                  371.9 362.128
07/24/97  10/28/97  Astrotech International Corp    Prvd, treatment for liqds, gas  116.7 147.176
07/25/97  12/01/97  Homegate Hospitality Inc        Own, operate, franchise hotels  133.2 123.069
07/25/97  08/28/97  Imo Industries Inc              Investment company              117.3 430.169
07/31/97  09/29/97  Interactive Group Inc           Dvlp computer integrated sys     55.0  59.004
08/04/97  12/31/97  Belmont Homes Inc               Manufacture mobile homes         74.0  68.986
08/04/97  11/19/97  Gyncare Inc                     Mnfr medical equip and prods     70.5   65.68
08/14/97  12/18/97  Technology Service Group Inc.   Mnfr public commun products      32.9  35.485
08/25/97  10/03/97  BioWhitaker Inc                 Mnfr specialty chemicals        130.5 130.017
08/25/97  01/23/98  PerSeptive Biosystems Inc       Mnfr analytical instruments     288.1 339.306
09/17/97  12/12/97  Designer Holdings (New Rio LLC) Mnfr women's intimate apparel   353.6 290.492
09/23/97  01/22/98  El Chico Restaurants Inc        Investor group                   49.2   58.65
09/26/97  02/03/98  Sagebrush Inc                   Produce prepared sandwiches      39.4  41.395
09/26/97  04/28/98  Skyline Chili Inc               Investor group                   22.9  26.661
09/29/97  11/26/97  CompuRAD Inc                    Mnfr medical imaging equipment   25.0  23.321
10/01/97  12/05/97  Alpine Lace Brands Inc          Produce butter, milk and meats   48.4  59.309
10/15/97  11/21/97  Thompson PBE Inc                Whl automotive paint, coatings   69.3 116.683
10/20/97  01/29/98  Cruise America Inc              Pvd passenger car rental svcs    59.3 144.263
11/07/97  05/28/98  Medicus Systems Corp            Pvd info sys for healthcare      23.3   46.93
11/17/97  03/10/98  Shared Technologies Fairchild   Pvd telecommunications svcs     503.6 585.377
11/17/97  03/02/98  Visigenie Software Inc          Develop software                148.4 130.467
11/21/97  01/20/98  New Jersey Steel (Von Roll)     Mnfr steel and steel products   173.5 176.789
11/24/97  02/03/98  Communicaitons Central Inc      Pvd pay telephone commun svcs   102.4 133.097
12/19/97  06/03/98  Eclipse Telecommunicaitons Inc  Pvd long distance tele svcs     122.2 122.055
12/29/97  03/17/98  Heartstream Inc                 Mnfr computers, testing equip   130.6  110.93
01/06/98  03/02/98  DBA Systems Inc                 Pvd computer sys design svcs     37.9  28.993
01/14/98  06/02/98  Meridian Point Realty Trust     Real estate investment trust     51.7  45.053
01/15/98  06/11/98  OHM Corp                        Pollution control engineering   326.8  343.15
01/16/98  02/25/98  Checkmate Electronics Inc       Mnfr, whl electn payment sys     47.2  46.947
01/21/98  05/15/98  BKC Semiconductors Inc          Mnfr semi-conductor products     13.3  15.905
01/22/98  09/29/98  BT Office Products Intl Inc     Mnfr folding paperboard boxes   138.1 689.726
01/28/98  03/05/98  Sun Coast Industries Inc        Mnfr plastic packaging prods     45.5  63.493
01/29/98  06/05/98  Monroe Inc                      Manufacture building products    50.3  60.961
01/29/98  05/21/98  ProSource Inc (Onex Corp)       Wholesale packaged frozed food  343.3  293.91
02/04/98  06/09/98  TresCom International Inc       Pvd telecommunications svcs     134.7 142.626
02/10/98  06/30/98  Ryan Beck & Co, Livingston, NJ  Savings and loan                 35.9  36.324
02/17/98  08/17/98  Bell Sports Corp                Investment firm                 165.7 228.365
02/24/98  05/04/98  Somatogen Inc                   Mnfr health care products       232.9 175.471
03/02/98  04/30/98  Signature Brands USA Inc        Mnfr, whl household appliances   81.7  246.68
03/05/98  05/20/98  Intelligent Electronics Inc     Mnfr business machine, fin co   341.6 298.084
03/06/98  04/30/98  Proxima Corp                    Mnfr liquid crystal displays     82.9  70.022
03/10/98  06/19/98  Corcom Inc                      Mnfr, whl relay systems          51.7   44.47
03/16/98  07/10/98  International Murex Tech Corp   Mnfr pharmaceuticals, med equip 232.7 126.361
04/03/98  07/21/98  Bertucci's Inc                  Own, operate restaurants         96.5 104.175
04/15/98  05/29/98  Simulation Sciences Inc         Mnfr aappliance controls        146.5 100.093
04/28/98  07/20/98  Hein-Werner Corp                Manufacture tools                37.5  32.296
04/29/98  09/25/98  Group I Software Inc            Pvd dat processing svcs          11.8  64.592
05/04/98  06/10/98  Farah Inc                       Mnfr, whl mens sportswear        93.6 144.521
05/07/98  06/30/98  InTime Systems International    Pvd computer related services    44.9  39.672
05/29/98  08/06/98  Mid-America Realty Investments  Real estate investment trust    153.2 148.756
06/01/98  08/28/98  PST Vans Inc                    Trucking company                 83.9  88.376
06/11/98  07/02/98  Imo Industries Inc              Investment company                9.1
07/28/98  09/10/98  CyberMedia Inc                  Develop network software        130.1  108.15
09/14/98  09/14/98  Icon CMT Corp                   Pvd telephone commun svcs       190.6 171.891

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Day Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date   to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
06/05/97  07/14/97  DIGEX Inc                         19.54          35.95           31.65           20.93
06/20/97  10/23/97  Convest Energy Corp               11.06          11.06           18.93           84.20            89.99
07/02/97  10/28/97  Calnetics Corp                    30.67          33.64           25.11           20.00           (13.53)
07/03/97  09/26/97  Krystal Co                       132.00         169.77          176.19          169.77           182.93
07/10/97  11/18/97  Airways Corp                      26.74          29.76           32.93           (7.66)          (39.47)
07/14/97  10/28/97  Katz Media Group                  44.26          69.23           93.41          225.93           120.00
07/24/97  10/28/97  Astrotech International Corp      45.70          63.40           78.41           96.49           149.83
07/25/97  12/01/97  Homegate Hospitality Inc          30.25          33.77           28.56           83.26
07/25/97  08/28/97  Imo Industries Inc                18.74          20.00           22.61          116.92            44.62
07/31/97  09/29/97  Interactive Group Inc             54.40          44.75           71.56          137.54           131.60
08/04/97  12/31/97  Belmont Homes Inc                (17.90)          0.65            9.47            2.30           (42.22)
08/04/97  11/19/97  Gyncare Inc                       (2.82)          1.66           37.67           37.67            73.89
08/14/97  12/18/97  Technology Service Group Inc.     (4.55)          7.14           41.89           23.48           (34.40)
08/25/97  10/03/97  BioWhitaker Inc                   17.77          38.87           47.68            8.19            63.23
08/25/97  01/23/98  PerSeptive Biosystems Inc         16.80          24.88           50.42           92.78            68.27
09/17/97  12/12/97  Designer Holdings (New Rio LLC)   17.28          50.36           58.49            7.32           (51.65)
09/23/97  01/22/98  Il Chico Restaurants Inc          64.52          75.86          104.00           39.73            54.55
09/26/97  02/03/98  Sagebrush Inc                     15.87          13.38           21.20
09/26/97  04/28/98  Skyline Chili Inc                     0           1.89            5.88            8.00            18.68
09/29/97  11/26/97  CompuRAD Inc                       1.32           3.43            1.32            3.50            (4.46)
10/01/97  12/05/97  Alpine Lace Brands Inc            15.87          48.98           46.00           60.53            43.22
10/15/97  11/21/97  Thompson PBE Inc                  25.49          33.33           42.22           45.45            10.34
10/20/97  01/29/98  Cruise America Inc                17.95          13.70           39.87           36.28            64.67
11/07/97  05/28/98  Medicus Systems Corp              36.36          39.54           25.00           87.50            50.00
11/17/97  03/10/98  Shared Technologies Fairchild     66.67         106.90          163.74
11/17/97  03/02/98  Visigenie Software Inc            92.00          64.00           92.00           19.27           (41.45)
11/21/97  01/20/98  New Jersey Steel (Von Roll)      162.86         170.59          166.67          148.65           411.11
11/24/97  02/03/98  Communicaitons Central Inc        30.23          25.37           12.00           20.00            71.43
12/19/97  06/03/98  Eclipse Telecommunicaitons Inc    18.02          19.92           14.39           (7.10)           16.13
12/29/97  03/17/98  Heartstream Inc                   (6.71)         18.17           (8.64)          10.80           (13.10)
01/06/98  03/02/98  DBA Systems Inc                   38.40          44.29           25.58            5.59            57.77
01/14/98  06/02/98  Meridian Point Realty Trust       38.78          65.85           88.89
01/15/98  06/11/98  OHM Corp                          24.21          45.08                           26.77            31.36
01/16/98  02/25/98  Checkmate Electronics Inc          4.83           9.37           37.52           10.22           (29.86)
01/21/98  05/15/98  BKC Semiconductors Inc            66.73          59.48           66.73          (58.79)          (33.31)
01/22/98  09/29/98  BT Office Products Intl Inc       32.53          78.86           78.86           30.18            44.74
01/28/98  03/05/98  Sun Coast Industries Inc          56.36          62.26           84.95          115.00           244.00
01/29/98  06/05/98  Monroe Inc                         5.07          10.46            6.37           (3.19)           74.06
01/29/98  05/21/98  ProSource Inc (Onex Corp)        126.42         106.90          100.00
02/04/98  06/09/98  TresCom International Inc         25.17          30.86           51.52            5.37            39.35
02/10/98  06/30/98  Ryan Beck & Co, Livingston, NJ    23.21          21.29           25.20           38.57           104.21
02/17/98  08/17/98  Bell Sports Corp                  13.89          13.10            8.61           15.49            90.70
02/24/98  05/04/98  Somatogen Inc                     35.85          39.81           92.00           58.24           (31.43)
03/02/98  04/30/98  Signature Brands USA Inc          57.14          60.98          106.25           73.68           103.08
03/05/98  05/20/98  Intelligent Electronics Inc        5.74          19.22           34.37           44.76           125.19
03/06/98  04/30/98  Proxima Corp                      31.34          25.71           23.94           58.56            44.26
03/10/98  06/19/98  Corcom Inc                        33.33          31.65           36.84           36.84            62.50
03/16/98  07/10/98  International Murex Tech Corp     21.64          38.21           50.73          (97.44)          (96.56)
04/03/98  07/21/98  Bertucci's Inc                    35.48          35.48           35.48           58.49            86.67
04/15/98  05/29/98  Simulation Sciences Inc           24.03          16.79           11.11          (26.61)            6.67
04/28/98  07/20/98  Hein-Werner Corp                  52.73          65.25           80.00           83.27            96.00
04/29/98  09/25/98  Group I Software Inc              71.60          61.51           71.60          115.37            80.07
05/04/98  06/10/98  Farah Inc                         33.33          44.00           39.81           60.00           (10.00)
05/07/98  06/30/98  InTime Systems International      18.80          14.97           28.43
05/29/98  08/06/98  Mid-America Realty Investments     5.00           6.33            2.44            1.20             9.09
06/01/98  08/28/98  PST Vans Inc                      32.80          35.82           10.67           24.50           159.83
06/11/98  07/02/98  Imo Industries Inc                (1.05)          4.44            2.55
07/28/98  09/10/98  CyberMedia Inc                    25.62          38.18          117.14            8.57           (34.48)
09/14/98  09/14/98  Icon CMT Corp                     65.52          60.00           (4.00)         (25.87)
                                              Mean:    34.3%          42.3%           48.5%           58.0%            45.8%

Source: Securities Data Company, Inc.; Three month and one-year premiums calculated using security prices from FactSet Research Systems, Inc. Commercial banks and other similar financial institutions were excluded for the purpose of this analysis.
                                                                       Page F-5

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98

------------------------------------------------------------------------------------------------------------------------------------

Date      Date
Announced Effective Target Name                    Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
01/05/96  07/01/96  Safety Fund Corp               Closed-end investment fund     CFX Corp, Keene, New Hampshire
01/08/96  04/30/96  Loral Corp                     Mnfr defense electronics       Lockheed Martin Corp
01/08/96  03/04/96  US Delivery Systems Inc.       Pvd courier services           Corporate Express Inc
01/09/96  04/30/96  Technalysis Corp               Develop software               CompuWare Corp
01/18/96  07/02/96  Corvita Corp                   Manufacture medical equipment  Pfizer Inc.
01/22/96  04/11/96  Premier Industrial Corp        Whl electronic parts and equip Farnell Electronics PLC
01/24/96  08/08/96  National Lodging Corp          Own and operate casinos        Chartwell Leisure Associates
01/25/96  06/12/96  Dual Drilling (Mosvold Shippg) Oil and gas drilling           ENSCO International Inc
01/30/96  05/31/96  Daig Corporation               Mnfr pacemakers                St Jude Medical Inc
01/31/96  03/04/96  Tivoli Systems Inc             Dvlp systems mgmt software     IBM Corp
02/01/96  04/12/96  Health Wise of America Inc     Own and operate HMO            United HealthCare Corp
02/05/96  04/30/96  DiMark Inc.                    Pvd database marketing svcs    Harte-Hanks Inc.
02/07/96  05/07/96  Pyxis Corp                     Provide med equip leasing svcs Cardinal Health Inc
02/12/96  05/01/96  Duracraft Corp                 Mnfr electric housewares       Honeywell Inc
02/13/96  09/18/96  Citicasters(American Finl Grp) Own, op TV, radio stations     Jacor Communications Inc
02/14/96  03/20/96  Helene Curtis Industries Inc   Mnfr perfumes, cosmetics       Unilever NV
02/15/96  05/14/96  Andros Inc                     Mnfr infared gas analyzers     Genstar Capital Partners II LP
02/16/96  05/30/96  Circle K Corp                  Operate convenience stores     Tosco Corp
02/16/96  06/13/96  Forum Group Inc                Own, operate nursing homes     Marriott International Inc
02/20/96  07/24/96  Davidson & Associates Inc.     Develop educational software   CUC International Inc.
02/20/96  07/24/96  Sierra On-Line Inc             Develop software for games     CUC International Inc
02/23/96  07/01/96  Cray Research Inc              Manufacture supercomputers     Silicon Graphics Inc
02/26/96  09/16/96  Sterile Concepts Inc           Mnfr sterilized surgical trays Maxxim Medical Inc
02/26/96  06/18/96  Tide West Oil Co               Oil and gas exploration, prodn HS Resources Inc
02/27/96  05/24/96  Brandon Systems Corp           Personnel agency, consulting   Interim Services Inc
02/29/96  07/10/96  Big O Tires Inc                Own, operate tire stores       TBC Corp
03/04/96  04/08/96  Guardsman Products Inc         Mnfr coatings, cleaning prod   Lilly Industries, Inc
03/07/96  07/03/96  Acme-Cleveland Corp            Mnfr metal cutting tools       Danaher Corp
03/11/96  08/02/96  Life Partners Group Inc        Life insurance holding company Conseco Inc
03/18/96  07/01/96  Athena Neurosciences Inc       Manufacture pharmaceuticals    Elan Corp PLC
03/18/96  08/30/96  Microtek Medical Inc           Mnfr, whl surgical supplies    Isolyser Co Inc
03/25/96  07/01/96  InStent Inc                    Mfr surgical instrumentation   Medtronic Inc
03/26/96  08/09/96  DeBartolo Realty Corp          Real estate investment trust   Simon Property Group Inc.
03/28/96  08/01/96  Stop & Shop Cos                Own, op supermarkets           Koninklijke Ahold NV
03/29/96  04/26/96  Great American Mgmt & Invt Inc Invt advice and financial svcs Equity Holdings, Chicago, IL
03/29/96  07/02/96  Hayes Wheels International Inc Mnfr motor vehicle parts       Motor Wheel Corp
03/29/96  08/07/96  MediSense Inc                  Mnfr blood monitoring systems  Abbot Laboratories
03/29/96  09/03/96  Regional Acceptance Corp       Pvd consumer financing svcs    Southern Natl, Winston-Salem, NC
04/01/96  04/01/97  Pacific Telesis Group          Pvd telecommun svcs; hldg co   SBC Communications Inc
04/01/96  07/19/96  US Healthcare Inc              Own and operate HMO's          Aetna Life & Casualty Co
04/02/96  08/15/96  Teledyne Inc                   Manufacture aviation products  Allegheny Ludlum Corp
04/08/96  08/16/96  Cellular Communications Inc    Operate cellular telephone sys AirTouch Communications
04/10/96  10/15/96  Waterhouse Investor Services   Discount brokerage holding co  Toronto-Dominion Bank
04/17/96  07/31/96  Tucker Drilling Co Inc         Oil & gas contract drilling    Patterson Energy Inc
04/22/96  07/10/96  StrataCom Inc                  Manufacture telecommun equip   Cisco Systems Inc
04/22/96  06/03/96  Westcott Communicatons Inc     Pvd motion picture prodn svcs  K-III Communications Corp
04/30/96  08/12/96  UUNet Technologies Inc         Internet service provider      MFS Communications Co Inc
05/01/96  06/28/96  Quantum Health Resources Inc   Provide home health care svcs  Olsten Corp
05/01/96  08/21/96  Uniroyal Chemical Co           Mnfr pesticides, rubber chems  Crompton & Knowles Corp
05/07/96  07/03/96  Guaranty National Corp         Insurance company              Orion Capital Corp
05/07/96  08/14/96  Kahler Realty Corp             Real estate investment trust   Tiger Real Estate Fund LP
05/10/96  08/22/96  CyCare Systems Inc             Provide accounting services    HBO & Co
05/10/96  12/11/96  Transnational Re Corp          Property reinsurance company   PXRE Corp
05/13/96  08/15/96  MICOM Communications Corp      Mnfr communications equipment  Northern Telecom Ltd(BCE Inc.)
05/14/96  09/05/96  Caremark International Inc     Pvd home health care services  MedPartners/Mullikin Inc
05/15/96  08/23/96  Davis Water & Waste Industries Water distn and treatment prod United StatesFilter Corp
05/16/96  11/15/96  A+ Network Inc                 Pvd paging servics             Metrocall Inc
05/20/96  07/23/96  AmeriData Technologies Inc     Whl computers, peripherals     General Electric Capital Svces
05/20/96  12/30/96  Continental Waste Industries   Pvd waste disposal services    Republic Industries Inc
05/20/96  10/31/96  Sterling Healthcare Group Inc  Own, op doctor's offices.      FPA Medical Management Inc
05/24/96  07/02/96  Masland Corp                   Mnfr motor vehicle parts       Lear Corp
05/27/96  02/16/97  SyStemix Inc(Novartis AG)       Mnfr, dvlp cellular processes  Norvartis AG
05/31/96  12/19/96  Addington Resources Inc        Bituminous coal mining         Republic Industries Inc
05/31/96  08/30/96  Image Industries Inc.          Pvd plastic recycling svcs     Maxim Group Inc
06/03/96  08/05/96  Heltel Broadcasting Corp       Own, op radio bdcstg stations  Clear Channel Communications
06/03/96  09/30/96  Univar Corp                    Whl chemicals, pesticides      Pakhoed Holding NV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Value of         Enter-
                                                                                      Trans-           prise
Date      Date                                      Acquiror                          action           Value
Announced Effective Target Name                     Business Description              ($ mil)          ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
01/05/96  07/01/96  Safety Fund Corp                 Savings and loan                     28.30          206.25
01/08/96  04/30/96  Loral Corp                       Mnfr aerospace systems, prod      8,762.40        8,322.78
01/08/96  03/04/96  US Delivery Systems Inc.         Retail office supplies              428.70          456.04
01/09/96  04/30/96  Technalysis Corp                 Dvlp, whl software systems           32.60           28.79
01/18/96  07/02/96  Corvita Corp                     Manufacture pharmaceuticals          78.50           78.53
01/22/96  04/11/96  Premier Industrial Corp          Mnfr, whl electronic components   2,722.70        2,720.93
01/24/96  08/08/96  National Lodging Corp            Own and operate hotels               57.00           21.75
01/25/96  06/12/96  Dual Drilling (Mosvold Shippg)   Pvd oil, gas drilling svcs.         224.70          352.22
01/30/96  05/31/96  Daig Corporation                 Mnfr heart valves, x-ray equip      441.30          419.98
01/31/96  03/04/96  Tivoli Systems Inc               Mnfr computers, office equip        709.80          688.03
02/01/96  04/12/96  Health Wise of America Inc       Own and operate HMOs                271.10          268.54
02/05/96  04/30/96  DiMark Inc.                      Pvd direct marketing services       151.80          145.08
02/07/96  05/07/96  Pyxis Corp                       Whl pharmaceutical products         907.30          870.02
02/12/96  05/01/96  Duracraft Corp                   Mnfr automation, control sys        286.70          295.83
02/13/96  09/18/96  Citicasters(American Finl Grp)   Own, op radio bdcstg stations       767.60          746.54
02/14/96  03/20/96  Helene Curtis Industries Inc     Produce foods; holding company      737.40          882.13
02/15/96  05/14/96  Andros Inc                       Investment firm                      92.60           61.21
02/16/96  05/30/96  Circle K Corp                    Petroleum refining                  983.00          951.57
02/16/96  06/13/96  Forum Group Inc                  Own, op hotels, restaurants         622.30          598.84
02/20/96  07/24/96  Davidson & Associates inc.       Provide discount club svcs        1,145.00        1,141.54
02/20/96  07/24/96  Sierra On-Line Inc               Provide discount club svcs          911.00          964.42
02/23/96  07/01/96  Cray Research Inc                Manufacture computer systems        770.00          776.92
02/26/96  09/16/96  Sterile Concepts Inc             Mnfr surgical instruments           140.20          145.64
02/26/96  06/18/96  Tide West Oil Co                 Oil and gas exploration, prodn      201.30          199.61
02/27/96  05/24/96  Brandon Systems Corp             Pvd human resource solutions        165.20          162.70
02/29/96  07/10/96  Big O Tires Inc                  Whl tires, automobile parts          56.60           69.32
03/04/96  04/08/96  Guardsman Products Inc           Mnfr industrial finishings          227.80          247.93
03/07/96  07/03/96  Acme-Cleveland Corp              Mnfr tools, control equipment       204.40          193.81
03/11/96  08/02/96  Life Partners Group Inc          Insurance holding company           838.80          721.52
03/18/96  07/01/96  Athena Neurosciences Inc         Mnfr drug delivery systems          601.30          477.78
03/18/96  08/30/96  Microtek Medical Inc             Mnfr surgical supplies              108.60          104.86
03/25/96  07/01/96  InStent Inc                      Mnfr medical technology prods       233.70          204.11
03/26/96  08/09/96  DeBartolo Realty Corp            Real estate investment trust      2,962.10        2,782.11
03/28/96  08/01/96  Stop & Shop Cos                  Own, operate supermarkets         2,870.80        3,029.71
03/29/96  04/26/96  Great American Mgmt & Invt Inc   Investment firm                      63.30          746.41
03/29/96  07/02/96  Hayes Wheels International Inc   Manufacture automotive parts        563.80          695.07
03/29/96  08/07/96  MediSense Inc                    Mnfr pharmaceuticals, med equip     821.60          797.41
03/29/96  09/03/96  Regional Acceptance Corp         Bank holding company                160.70          261.86
04/01/96  04/01/97  Pacific Telesis Group            Provide telecommun services      16,490.00       22,421.02
04/01/96  07/19/96  US Healthcare Inc                Insurance Company                 8,939.00        7,793.34
04/02/96  08/15/96  Teledyne Inc                     Mnfr specialty materials, metal   2,097.50        2,442.37
04/08/96  08/16/96  Cellular Communications Inc      Pvd telecommunications svcs       1,657.40        2,910.44
04/10/96  10/15/96  Waterhouse Investor Services     Bank holding company                526.00          551.24
04/17/96  07/31/96  Tucker Drilling Co Inc           Pvd contract drilling services       23.30           15.86
04/22/96  07/10/96  StrataCom Inc                    Mnfr inter-networking systems     4,833.50        4,728.08
04/22/96  06/03/96  Westport Communicatons Inc       Publish magazines                   438.90          421.64
04/30/96  08/12/96  UUNet Technologies Inc           Pvd telephone communs svcs        2,060.90         2037.02
05/01/96  06/28/96  Quantum Health Resources Inc     Pvd temporary personnel svcs        270.20          301.17
05/01/96  08/21/96  Uniroyal Chemical Co             Mnfr chemicals, dyes, flavors     1,463.40        1,326.16
05/07/96  07/03/96  Guaranty National Corp           Insurance company; holding co        85.10          361.07
05/07/96  08/14/96  Kahler Realty Corp               Real estate investment trust        222.70          212.81
05/10/96  08/22/96  CyCare Systems Inc               Dvlp healthcare software            277.10          252.05
05/10/96  12/11/96  Transnational Re Corp            Reinsurance company                 133.10          165.35
05/13/96  08/15/96  MMICOM Communications Corp       Mnfr telecommunications equip       138.30          144.31
05/14/96  09/05/96  Caremark Internation Inc         Pvd management health services    2,707.80        3,139.10
05/15/96  08/23/96  Davis Water & Waste Industries   Mfr water treatment equip           100.80          109.50
05/16/96  11/15/96  A+Network Inc                    Pvd local paging services           345.10          342.75
05/20/96  07/23/96  AmeriData Technologies Inc       Pvd financing services              454.80          734.65
05/20/96  12/30/96  Continental Waste Industries     Provide waste disposal svcs         345.40          360.35
05/20/96  10/31/96  Sterling Healthcare Group Inc    Pvd health care mgmet services      157.50          172.34
05/24/96  07/02/96  Masland Corp                     Mnfr automobile seats               413.50          444.87
05/27/96  02/16/97  SyStemix Inc(Novartis AG)        Manufacture pharmaceuticals         107.60          401.60
05/31/96  12/19/96  Addington Resources Inc          Provide waste disposal svcs         317.80          358.73
05/31/96  08/30/96  Image Industries Inc.            Own, op floor covering fran         105.10          152.44
06/03/96  08/05/96  Heltel Broadcasting Corp         Own, op TV, radio bdcstg station    315.30          370.10
06/03/96  09/30/96  Univar Corp                      Pvd freight transp services         331.80          605.30

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Week Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date    to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
01/05/96  07/01/96  Safety Fund Corp                  3.53          10.06                          145.06           60.04
01/08/96  04/30/96  Loral Corp                        4.83           7.42            8.19
01/08/96  03/04/96  US Delivery Systems Inc.          9.57           8.62           32.63          123.01           30.57
01/09/96  04/30/96  Technalysis Corp                 12.00          16.67           16.67           30.23            9.80
01/18/96  07/02/96  Corvita Corp                     -2.38           2.50           -2.38          148.48           24.24
01/22/96  04/11/96  Premier Industrial Corp          37.17          35.75           34.37           65.64           18.63
01/24/96  08/08/96  National Lodging Corp            34.12          26.67                           42.50           46.15
01/25/96  06/12/96  Dual Drilling (Mosvold Shippg)    8.86          13.19           23.65           72.36           51.68
01/30/96  05/31/96  Daig Corporation                 20.17          22.72           26.77
01/31/96  03/04/96  Tivoli Systems Inc               25.83          25.00           41.79                           49.31
02/01/96  04/12/96  Health Wise of America Inc        8.35           9.07           18.63           15.26           32.13
02/05/96  04/30/96  DiMark Inc.                       1.70           1.70            0.84           33.93           16.50
02/07/96  05/07/96  Pyxis Corp                       53.27          60.93           66.48           10.35           67.93
02/12/96  05/01/96  Duracraft Corp                   58.18          50.00           68.12           16.78           82.20
02/13/96  09/18/96  Citicasters(American Finl Grp)    9.26          15.69           28.26          337.04          349.52
02/14/96  03/20/96  Helene Curtis Industries Inc     18.64          30.23           71.78
02/15/96  05/14/96  Andros Inc                       16.13          24.14           35.85            4.35           12.50
02/16/96  05/30/96  Circle K Corp                    45.85          42.47           68.82          830.11          548.63
02/16/96  06/13/96  Forum Group Inc                   4.00           8.33           44.44
02/20/96  07/24/96  Davidson & Associates inc.       72.30          87.50           67.76          129.77           30.12
02/20/96  07/24/96  Sierra On-Line Inc               69.33          71.70           90.38          160.60           65.51
02/23/96  07/01/96  Cray Research Inc                18.81          21.21           20.60           83.21           34.83
02/26/96  09/16/96  Sterile Concepts Inc             53.85          60.00           55.34
02/26/96  06/18/96  Tide West Oil Co                 44.64          44.64           51.52           74.36           27.28
02/27/96  05/24/96  Brandon Systems Corp             32.21          39.41           29.77          758.54          554.88
02/29/96  07/10/96  Big O Tires Inc                   5.60           7.32           12.82           22.22           23.36
03/04/96  04/08/96  Guardsman Products Inc           32.37          32.37           57.27
03/07/96  07/03/96  Acme-Cleveland Corp              50.00          55.84           56.86
03/11/96  08/02/96  Life Partners Group Inc          35.48          34.40           55.56           -1.75           69.70
03/18/96  07/01/96  Athena Neurosciences Inc         20.66          16.80           40.39          220.88           73.81
03/18/96  08/30/96  Microtek Medical Inc             37.50          40.63           43.90          201.85          129.19
03/25/96  07/01/96  InStent Inc                       1.03           9.14            5.87                          228.93
03/26/96  08/09/96  DeBartolo Realty Corp            11.59          16.57           25.54           15.54           23.17
03/28/96  08/01/96  Stop & Shop Cos                  25.23          27.01           45.65
03/29/96  04/26/96  Great American Mgmt & Invt Inc    2.56           4.17            3.63           41.34            2.04
03/29/96  07/02/96  Hayes Wheels International Inc   29.29          33.33           43.02           62.03           24.88
03/29/96  08/07/96  MediSense Inc                    48.76          48.76           39.00          123.60           42.29
03/29/96  09/03/96  Regional Acceptance Corp          9.33           6.60           25.41            6.60            9.33
04/01/96  04/01/97  Pacific Telesis Group            38.70          36.24           33.88           27.24           14.04
04/01/96  07/19/96  US Healthcare Inc                24.25          21.28           18.75           28.81           23.91
04/02/96  08/15/96  Teledyne Inc                    113.55         115.12          108.97           39.31           35.44
04/08/96  08/16/96  Cellular Communications Inc       7.45           7.84            6.28           87.23           94.69
04/10/96  10/15/96  Waterhouse Investor Services     15.15          19.69           65.22
04/17/96  07/31/96  Tucker Drilling Co Inc            4.68           7.13           10.05           71.68           34.13
04/22/96  07/10/96  StrataCom Inc                    48.39          59.72           79.69          192.99           57.00
04/22/96  06/03/96  Westport Communicatons Inc       43.33          57.80           56.36           45.15           37.05
04/30/96  08/12/96  UUNet Technologies Inc           27.59          39.91          125.91                           58.86
05/01/96  06/28/96  Quantum Health Resources Inc     23.65          29.32           60.18            9.27           54.90
05/01/96  08/21/96  Uniroyal Chemical Co             27.66          44.58           55.84           25.00           64.38
05/07/96  07/03/96  Guaranty National Corp           15.63          15.63           22.31           12.98           26.50
05/07/96  08/14/96  Kahler Realty Corp                9.68          13.33            9.68           88.89           46.24
05/10/96  08/22/96  CyCare Systems Inc                6.33           8.99           61.02          101.69           79.49
05/10/96  12/11/96  Transnational Re Corp            12.47          16.52            8.70           22.75            0.81
05/13/96  08/15/96  MMICOM Communications Corp      -14.29           9.09           58.35           74.55           57.38
05/14/96  09/05/96  Caremark Internation Inc          9.95          16.00           18.17           81.93           25.81
05/15/96  08/23/96  Davis Water & Waste Industries   36.18          59.03           62.30          207.74          111.57
05/16/96  11/15/96  A+Network Inc                    36.13          40.67           63.88           53.45           72.24
05/20/96  07/23/96  AmeriData Technologies Inc        4.07          25.49           47.13          109.84           62.03
05/20/96  12/30/96  Continental Waste Industries     66.73          62.18           82.04          223.19          117.56
05/20/96  10/31/96  Sterling Healthcare Group Inc    -3.07           3.67           13.09
05/24/96  07/02/96  Masland Corp                      6.12          18.18           30.00           84.07           77.78
05/27/96  02/16/97  SyStemix Inc(Novartis AG)         4.70          69.57           59.18           59.18           39.29
05/31/96  12/19/96  Addington Resources Inc          24.88          43.93           50.30           58.73           69.84
05/31/96  08/30/96  Image Industries Inc.            17.00          15.84           23.16
06/03/96  08/05/96  Heltel Broadcasting Corp          2.22           4.55            2.22          253.85          162.86
06/03/96  09/30/96  Univar Corp                      57.17          54.06           58.78           55.60           80.93


                                                                      Page F-6

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------


Date      Date
Announced Effective Target Name                     Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
06/04/96  09/20/96  HomeTown Buffet Inc             Own and operate restaurants     Buffets Inc.
06/06/96  10/10/96  AT&T Capital Corp (AT&T Corp)   Pvd leasing, financing services Investor Group
06/06/96  12/18/96  Bally Entertainment Corp        Own, op casino hotels           Hilton Hotels Corp
06/06/96  07/09/96  FinishMaster Inc (Maxco Inc)    Whl automotive paint, coatings  Lacy Distribution Inc (LDI Ltd)
06/10/96  08/23/96  Orbit Semiconductor Inc         Manufacture semiconductors      DII Group Inc
06/11/96  07/23/96  Community Health Systems Inc    Own and operate hospitals       Forstmann Little & Co
06/14/96  08/23/96  Brenco Inc                      Ball and roller bearings        Varlen Corp
06/17/96  11/19/96  Penril DataComm Networks Inc    Mnfr data communications equip  Bay Networks Inc
06/18/96  09/30/96  Builders Warehouse Assn Inc     Pvd LAN design services         Osicom Technologies Inc
06/20/96  12/31/96  Infinity Broadcasting Corp      Own, op radio broadcasting stns Westinghouse Electric Corp
06/20/96  09/16/96  Public Storage Properties X     Pvd warehousing, storage svcs   Public Storage Inc
06/20/96  09/16/96  Public Storage Properties XII   Rent storage space              Public Storage Inc
06/24/96  09/03/96  Sanifill Inc                    Provide waste management svcs   USA Waste Services Inc
06/28/96  10/02/96  National Re Corp                Fire, casualty insurance co     General Re Corp
06/28/96  09/27/96  Salem Corp                      Whl industrial mach and equip   Investor Group
07/01/96  10/04/96  Landmark Graphics Corp          Dvlp CAE sys for geoscientists  Halliburton Co
07/01/96  03/25/97  Renaissance Commun Corp         Own and operate TV stations     Tribune Co
07/02/96  08/08/96  Ambar Inc                       Pvd oil and gas field services  Beacon Group Energy Investment
07/17/96  01/22/97  New World Common Grp (Mafco)    Operate television stations     News Corp Ltd
07/19/96  07/01/97  Portland General Corp           Electric utility holding co     Enron Corp
07/19/96  08/27/97  Rexene Corp                     Mnfr petrochemical products     Huntsman Corp
07/22/96  10/03/96  Global Natural Resources Inc    Oil and gas exploration, prodn  Seagull Energy Corp
07/22/96  10/25/96  Telchit Corp                    Mnfr data transmission equip    Cisco Systems Inc
07/22/96  07/29/97  United Cities Gas Co            Gas utility                     Atmos Energy Corp
07/23/96  02/19/97  Osborn Communications Corp      Own, op radio and TV stations   Capstar Broadcasting Partners
07/24/96  10/11/96  PCI Services Inc                Pvd product packaging services  Cardinal Health Inc
08/02/96  11/29/96  First Colony Corp               Insurance holding company       General Electric Capital Corp
08/05/96  04/07/97  EZ Communications Inc           Own, operate radio stations     American Radio Systems Corp
08/05/96  02/14/97  FHP International Corp          Own and operate HMOs            PacifiCare Health Systems Inc
08/07/96  10/03/96  Douglas & Lomason Co            Wholesale motor vehicles        Magna International Inc
08/08/96  09/17/96  Roto-Rooter Inc (Chemed Corp)   Provide Plumbing services, prod Chemed Corp
08/09/96  08/06/97  NorAm Energy Corp               Oil and gas exploration, prodn  Houston Industries Inc
08/12/96  03/02/98  Atlantic Energy (Conoco)        Public utility holding co       Delmarva Power & Light
08/14/96  11/25/96  American Re Corp                Property, casualty insurance co Muenchener Rueckversicherungs
08/14/96  11/07/96  Payco American Corp             Credit collection services      OSI Holdings Corp
08/14/96  10/24/96  Redman Industries Inc           Manufacture mobile homes        Champion Enterprises Inc
08/15/96  09/26/96  Orchard Supply Hardware Stores  Own, op home improvement ctrs   Sears Roebuck & Co
08/19/96  09/20/96  CasTech Aluminum Group Inc      Mnfr aluminum sheets            Commonwealth Aluminum Corp
08/19/96  12/16/96  Griffin Gaming & Entertainment  Own, op gaming facilities       Sun International Hotels Ltd
08/22/96  10/29/96  Meta Software Inc               Develop software                Avant! Corp
08/26/96  12/17/96  American Travellers Corp        Insurance company               Conseco Inc
08/26/96  12/31/96  Bankers Life Holding (Conseco)  Life ins co; holding company    Conseco Inc
08/26/96  03/04/97  Capitol American Financial      Pvd accident, life ins svcs     Conseco Inc
08/26/96  11/14/96  Career Horizons Inc             Pvd temporary personnel svcs    AccuStaff Inc
08/26/96  12/31/96  MFS Communications Co Inc       Pvd telephone communs svcs      WorldCom Inc
08/26/96  01/09/97  Spreckels Industries Inc        Produce sugar; mnfr indust prod Columbus McKinnon Corp
08/28/96  11/08/96  Red Lions Hotels (Red Lion Inn) Own, op hotels                  Doubletree Corp
08/29/96  11/14/96  Amtrol Inc                      Mnfr plumbing, heating systems  Cypress Group LLC
09/02/96  03/06/97  Arcadian Corp                   Mnfr phosphatic fertilizers     Potash Corp of Saskatchewan
09/09/96  12/23/96  Big B Inc (Revco DS Inc)        Drug, grocery retail stores     Revco DS Inc
09/12/96  12/31/96  Duracell International Inc      Manufacture alkaline batteries  Gillette Co
09/23/96  12/04/96  Diamond Shamrock Inc            Mnfr, wholesale petroleum       Ultramar Corp
09/24/96  12/09/96  GMIS Inc                        Develop software                HBO & Co
09/26/96  02/28/97  Providence Journal Co           Own, op TV broadcasting stns    AH Belo Corp
09/26/96  12/23/96  Transport Holdings              Insurance holding company       Conseco Inc
09/30/96  06/27/97  Belden & Blake Corp             Oil and gas exploration, prodn  Texas Pacific Group Inc
10/01/96  12/31/96  South West Property Trust Inc   Real estate investment trust    United Dominion Realty Tr Inc
10/02/96  02/03/97  Baby Superstore Inc             Own, op children's wear stores  Toys 'R' Us Inc
10/02/96  02/07/97  TSX Corporation                 Mnfr communications equipment   ANTEC Corp
10/03/96  02/13/97  Kinder-Care Learning Centers    Operate day care centers        Kohlberg Kravis Roberts & Co
10/03/96  12/31/96  LXE (Electromagnetic Sciences)  Mnfr microwave components       Electromagnetic Sciences Inc
10/07/96  12/11/96  Augat Inc                       Mnfr electn, hardware prods     Thomas & Betts Corp
10/07/96  12/02/96  Cheyenne Software Inc           Develop computer software       Computer Associates Intl Inc
10/08/96  11/22/96  Super Food Services Inc         Wholesale food products         Nash Finch Co
10/10/96  01/31/97  Gelman Sciences Inc             Mnfr medical filter devices     Pall Corp
10/14/96  06/26/98  Pacific Enterprises Inc         Natural gas utility             Enova Corp

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Value of   Enter-
                                                                                    Trans-     prise
Date      Date                                      Acquiror                        action    Value
Announced Effective Target Name                     Business Description            ($ mil)   ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
06/04/96  09/20/96  HomeTown Buffet Inc             Own and operate restaurants       174.00   195.94
06/06/96  10/10/96  AT&T Capital Corp (AT&T Corp)   Investor group                   2128.60  9188.70
06/06/96  12/18/96  Bally Entertainment Corp        Own, operate hotels              3138.10  3108.89
06/06/96  07/09/96  FinishMaster Inc (Maxco Inc)    Whl industrial machinery equip     62.60   111.13
06/10/96  08/23/96  Orbit Semiconductor Inc         Mnfr electronic components        118.30   105.05
06/11/96  07/23/96  Community Health Systems Inc    Investment company               1080.00  1267.50
06/14/96  08/23/96  Brenco Inc                      Mnfr custom tubular products      161.40   164.89
06/17/96  11/19/96  Penril DataComm Networks Inc    Mnfr, whl data networking prods   117.60   124.14
06/18/96  09/30/96  Builders Warehouse Assn Inc     Mnfr communications equipment      69.30    73.34
06/20/96  12/31/96  Infinity Broadcasting Corp      Mnfr elec defense electn equip   4737.80  4153.30
06/20/96  09/16/96  Public Storage Properties X     Real estate investment trust       50.20    39.48
06/20/96  09/16/96  Public Storage Properties XII   Real estate investment trust       55.20    37.66
06/24/96  09/03/96  Sanifill Inc                    Pvd waste disposal services      1236.90  1604.45
06/28/96  10/02/96  National Re Corp                Insurance holding company         904.60  1110.32
06/28/96  09/27/96  Salem Corp                      Investor group                     46.60    31.81
07/01/96  10/04/96  Landmark Graphics Corp          Mnfr oil field machinery          586.70   531.76
07/01/96  03/25/97  Renaissance Commun Corp         Publish newspaper, cable TV sys  1094.40  1118.68
07/02/96  08/08/96  Ambar Inc                       Investment firm                    66.60    81.36
07/17/96  01/22/97  New World Common Grp (Mafco)    Publish newspapers, magazines    2173.00  4241.94
07/19/96  07/01/97  Portland General Corp           Own, operate gas pipelines       2901.70  2982.29
07/19/96  08/27/97  Rexene Corp                     Mnfr petrochemicals               606.80   494.49
07/22/96  10/03/96  Global Natural Resources Inc    Own, op gas pipelines             525.60   526.49
07/22/96  10/25/96  Telchit Corp                    Mnfr inter-networking systems     196.30   196.20
07/22/96  07/29/97  United Cities Gas Co            Natural gas distribution svcs     496.50   508.19
07/23/96  02/19/97  Osborn Communications Corp      Own, operate radio stations        89.90   110.81
07/24/96  10/11/96  PCI Services Inc                Whl pharmaceutical products       208.00   209.59
08/02/96  11/29/96  First Colony Corp               Pvd consumer financing svcs      1799.20  2011.94
08/05/96  04/07/97  EZ Communications Inc           Own, op radio bdcstg station      687.30   623.19
08/05/96  02/14/97  FHP International Corp          Own and operate HMO's            2000.10  2161.89
08/07/96  10/03/96  Douglas & Lomason Co            Mnfr auto parts, accessories      134.60   213.95
08/08/96  09/17/96  Roto-Rooter Inc (Chemed Corp)   Mnfr chems, janitorial equip       93.60   220.33
08/09/96  08/06/97  NorAm Energy Corp               Electric utility holding co      3648.80  3750.59
08/12/96  03/02/98  Atlantic Energy (Conoco)        Electric and gas utility          951.10  2155.87
08/14/96  11/25/96  American Re Corp                Provide reinsurance services     3967.80  3830.43
08/14/96  11/07/96  Payco American Corp             Investment holding firm           161.90   154.65
08/14/96  10/24/96  Redman Industries Inc           Mnfr single-family houses         341.90   319.85
08/15/96  09/26/96  Orchard Supply Hardware Stores  Department stores; finl svcs      423.70   412.74
08/19/96  09/20/96  CasTech Aluminum Group Inc      Manufacture aluminum prods        328.70   322.74
08/19/96  12/16/96  Griffin Gaming & Entertainment  Own, operate hotels               309.60   345.20
08/22/96  10/29/96  Meta Software Inc               Develop software                  139.30   136.90
08/26/96  12/17/96  American Travellers Corp        Insurance holding company         868.30   968.71
08/26/96  12/31/96  Bankers Life Holding (Conseco)  Insurance holding company         120.80  1534.75
08/26/96  03/04/97  Capitol American Financial      Insurance holding company         715.50   695.10
08/26/96  11/14/96  Career Horizons Inc             Provide staffing services        1010.30   835.76
08/26/96  12/31/96  MFS Communications Co Inc       Pvd telecommunications svcs     13595.70 14885.50
08/26/96  01/09/97  Spreckels Industries Inc        Mnfr industrial chains, hoists    259.40   248.37
08/28/96  11/08/96  Red Lions Hotels (Red Lion Inn) Own, operate hotel mgt co        1174.10  1129.01
08/29/96  11/14/96  Amtrol Inc                      Investment bank                   227.20   218.87
09/02/96  03/06/97  Arcadian Corp                   Manufacture potash               1723.30  1424.49
09/09/96  12/23/96  Big B Inc (Revco DS Inc)        Own, operate drug stores          335.40   401.15
09/12/96  12/31/96  Duracell International Inc      Mnfr shaving razors and blades   7231.90  7764.78
09/23/96  12/04/96  Diamond Shamrock Inc            Mnfr refined petroleum prods      860.90  1807.57
09/24/96  12/09/96  GMIS Inc                        Dvlp healthcare software          242.60   235.10
09/26/96  02/28/97  Providence Journal Co           Newspapers; radio, TV stations   1429.60  1617.14
09/26/96  12/23/96  Transport Holdings              Insurance holding company         299.90   242.62
09/30/96  06/27/97  Belden & Blake Corp             Investment holding company        405.70   404.19
10/01/96  12/31/96  South West Property Trust Inc   Real estate investment trust      547.80   526.41
10/02/96  02/03/97  Baby Superstore Inc             Own, op retail toy stores         382.20   501.92
10/02/96  02/07/97  TSX Corporation                 Mnfr commun network products      254.30   214.63
10/03/96  02/13/97  Kinder-Care Learning Centers    Leverage buyout firm              571.00   510.01
10/03/96  12/31/96  LXE (Electromagnetic Sciences)  Mnfr microwave components          14.80    81.96
10/07/96  12/11/96  Augat Inc                       Mnfr electronic connectors        570.10   611.78
10/07/96  12/02/96  Cheyenne Software Inc           Develop applications software    1247.60  1199.60
10/08/96  11/22/96  Super Food Services Inc         Wholesale groceries               164.20   262.84
10/10/96  01/31/97  Gelman Sciences Inc             Mnfr filters, separations equip   297.70   292.22
10/14/96  06/26/98  Pacific Enterprises Inc         Electric and gas utility         2870.00  4159.40

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Day Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date   to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
06/04/96  09/20/96  HomeTown Buffet Inc                (3.27)           7.38            2.67           20.66           25.85
06/06/96  10/10/96  AT&T Capital Corp (AT&T Corp)      37.41           38.46           42.29
06/06/96  12/18/96  Bally Entertainment Corp           59.03           74.81           72.18          175.95           81.78
06/06/96  07/09/96  FinishMaster Inc (Maxco Inc)       30.42           27.76           42.27            9.82           42.27
06/10/96  08/23/96  Orbit Semiconductor Inc            37.78           36.10           57.18          (22.50)          69.09
06/11/96  07/23/96  Community Health Systems Inc       20.23           19.89           18.86           49.64           22.35
06/14/96  08/23/96  Brenco Inc                         30.96           30.30           20.56           30.67           34.42
06/17/96  11/19/96  Penril DataComm Networks Inc        7.50            2.99            6.17
06/18/96  09/30/96  Builders Warehouse Assn Inc         9.67           15.95           35.32          370.00           37.08
06/20/96  12/31/96  Infinity Broadcasting Corp         12.76           10.82           15.27           33.11            7.01
06/20/96  09/16/96  Public Storage Properties X        13.85           13.08           10.83           20.40            5.26
06/20/96  09/16/96  Public Storage Properties XII      14.56           14.56           15.30           27.66           15.30
06/24/96  09/03/96  Sanifill Inc                       (1.02)           3.86            1.63           55.38           26.37
06/28/96  10/02/96  National Re Corp                   45.21           65.63           60.61           60.61           57.04
06/28/96  09/27/96  Salem Corp                         21.95           23.46           11.73          (11.50)          30.72
07/01/96  10/04/96  Landmark Graphics Corp             65.51           77.00           68.80           24.94           93.09
07/01/96  03/25/97  Renaissance Commun Corp            11.63           19.01           20.50          150.43          423.64
07/02/96  08/08/96  Ambar Inc                          24.14           17.07           50.00          311.43           73.49
07/17/96  01/22/97  New World Common Grp (Mafco)       67.66           71.68           60.15           28.53           49.06
07/19/96  07/01/97  Portland General Corp              23.13           21.54           19.48           58.43           23.68
07/19/96  08/27/97  Rexene Corp                        75.34           60.00           56.10           16.36           19.63
07/22/96  10/03/96  Global Natural Resources Inc       11.23           13.04           13.04           73.80           17.83
07/22/96  10/25/96  Telchit Corp                       22.76           22.76            4.71          196.67          101.51
07/22/96  07/29/97  United Cities Gas Co               52.21           64.29           69.67           69.70           56.85
07/23/96  02/19/97  Osborn Communications Corp         28.13           50.00           38.20          108.54           44.75
07/24/96  10/11/96  PCI Services Inc                   44.00           42.89           23.84          158.00           16.10
08/02/96  11/29/96  First Colony Corp                  37.71           32.66           39.04           45.33           41.07
08/05/96  04/07/97  EZ Communications Inc              45.54           56.36           89.20          162.78          142.56
08/05/96  02/14/97  FHP International Corp             19.37           27.37           19.10           41.20           24.96
08/07/96  10/03/96  Douglas & Lomason Co               39.33           90.77          103.28          121.43          125.45
08/08/96  09/17/96  Roto-Rooter Inc (Chemed Corp)      12.33           12.33           11.19           25.19           20.15
08/09/96  08/06/97  NorAm Energy Corp                  35.72           46.52           41.69          143.32           48.23
08/12/96  03/02/98  Atlantic Energy (Conoco)            5.34            3.83            3.09           (0.47)           5.34
08/14/96  11/25/96  American Re Corp                   26.21           41.69           44.04           79.93           49.86
08/14/96  11/07/96  Payco American Corp                19.15           17.90           60.00           77.78           64.71
08/14/96  10/24/96  Redman Industries Inc               6.29           11.71           26.39          102.26           21.73
08/15/96  09/26/96  Orchard Supply Hardware Stores     17.65           25.56           28.44          137.29            8.95
08/19/96  09/20/96  CasTech Aluminum Group Inc         37.82           57.69           45.13            3.14           41.38
08/19/96  12/16/96  Griffin Gaming & Entertainment     88.88           88.88           69.28           52.07           52.07
08/22/96  10/29/96  Meta Software Inc                  18.00            0.48            1.48                          (27.49)
08/26/96  12/17/96  American Travellers Corp           30.09           37.35           81.17          230.54           61.36
08/26/96  12/31/96  Bankers Life Holding (Conseco)     14.94           10.50           11.73           31.58           25.79
08/26/96  03/04/97  Capitol American Financial         50.84           51.60           56.31           65.76           53.14
08/26/96  11/14/96  Career Horizons Inc                34.40           33.80           63.98          145.64          147.63
08/26/96  12/31/96  MFS Communications Co Inc          58.82           59.96           86.96          142.14           66.27
08/26/96  01/09/97  Spreckels Industries Inc           23.87           24.68           29.73          178.26           45.45
08/28/96  11/08/96  Red Lions Hotels (Red Lion Inn)    28.60           33.55           31.38
08/29/96  11/14/96  Amtrol Inc                         71.21           56.94           56.94          137.89
09/02/96  03/06/97  Arcadian Corp                      24.66           20.99           26.96           36.21           30.18
09/09/96  12/23/96  Big B Inc (Revco DS Inc)           36.63           66.27           58.62           10.40           68.29
09/12/96  12/31/96  Duracell International Inc         19.84           29.75           30.11           37.31           33.80
09/23/96  12/04/96  Diamond Shamrock Inc               (3.90)           1.11            5.71           15.70            0.68
09/24/96  12/09/96  GMIS Inc                           56.35           57.50           86.26           64.80          125.52
09/26/96  02/28/97  Providence Journal Co              58.38           64.43           65.49                          109.89
09/26/96  12/23/96  Transport Holdings                 25.80           35.27           32.18                           41.52
09/30/96  06/27/97  Belden & Blake Corp                32.52           27.81           31.71           42.11           21.35
10/01/96  12/31/96  South West Property Trust Inc       9.31            9.31           13.39           18.98           12.37
10/02/96  02/03/97  Baby Superstore Inc                17.99           21.82           25.07          (46.86)          43.21
10/02/96  02/07/97  TSX Corporation                    10.00           18.63           26.04            3.16          (22.41)
10/03/96  02/13/97  Kinder-Care Learning Centers       17.83           18.75           26.67           34.51           22.58
10/03/96  12/31/96  LXE (Electromagnetic Sciences)     22.09           14.13           19.32           28.10           23.58
10/07/96  12/11/96  Augat Inc                          32.83           30.49           45.94           49.89           54.06
10/07/96  12/02/96  Cheyenne Software Inc              32.61           34.81           30.48
10/08/96  11/22/96  Super Food Services Inc            37.78           36.26           29.17           26.53           51.22
10/10/96  01/31/97  Gelman Sciences Inc                80.47           57.91           49.42           58.81           65.43
10/14/96  06/26/98  Pacific Enterprises Inc             7.43            8.72           11.87           98.59           76.24

                                                                       Page F-7

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------


Date      Date
Announced Effective Target Name                     Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
10/14/96  12/12/96  Thrifty Payless Holdings Inc   Own, op drug store chain         Rite Aid Corp
10/15/96  06/03/97  Conrail Inc                    Own, op freight railroad lines   Investor Group
10/15/96  12/23/96  FlightSafety International     Mnfr flight simulators           Berkshire Hathaway Inc
10/17/96  01/30/97  OrNda HealthCorp               Own, operate hospitals           Tenet Healthcare Corp
10/21/96  03/31/97  Detroit & Canada Tunnel Corp   Pvd tunnel operation services    Investor Group
10/23/96  04/16/97  Syratech Corp                  Manufacture silver flatware      Thomas H Lee Equity Fund III
10/28/96  05/07/97  Cooper & Chyan Technology Inc  Develop software                 Cadence Design Systems Inc
10/28/96  01/15/97  Loctite Corp                   Mnfr adhesives & sealants        Henkel KGaA
10/28/96  05/29/97  Wireless Cable of Atlanta      Pvd wireless cable commons svc   BellSouth Corp
10/30/96  04/08/97  Vons Cos Inc                   Own and operate supermarkets     Safeway Inc
10/31/96  07/01/97  California Jockey Club/Bay     Own, op horse racing tracks      Patriot American Hospitality
10/31/96  12/18/96  Kash N'Karry Food Stores Inc   Own and operate supermarkets     Food Lion Inc
11/04/96  02/27/97  Eckerd Corp                    Operate retail drug stores       JC Penney Co
11/11/96  04/30/97  PHH Corp                       Pvd auto, truck leasing svcs     HFS Inc
11/12/96  06/12/97  Leslie's Poolmart              Own, op swimming pool stores     Investor Group
11/12/96  02/27/97  SQA Inc                        Whl software                     Rational Software Corp
11/13/96  01/20/97  Medex Inc                      Mnfr drug infusion products      FCY Inc
11/18/96  01/02/97  Sudbury Inc                    Mnfr automotive parts            Internet Corp
11/25/96  01/09/97  Opal Inc                       Mnfr special industry equip      Applied Materials Inc
11/25/96  06/18/97  PanEnergy Corp.                Oil and gas exploration, prodn   Duke Power Co
11/26/96  12/30/96  Armor All Products (McKesson)  Mnfr cleaners and waxes          Clorox Co
11/27/96  03/27/97  Central Tractor Farm & Country Own, op tractor, hardware stores JW Childs Equity Partners LP
11/27/96  12/27/96  Central Tractor Farm & Country Own, op tractor, hardware stores JW Childs Equity Partners LP
11/27/96  01/16/97  Milgray Electronics Inc        Whl electronic equip             Bell Industries Inc
11/27/96  03/19/97  Owen Healthcare Inc            Wholesale pharmaceuticals        Cardinal Health Inc
11/29/96  04/30/97  Chicago Dock and Canal Trust   Real estate investment trust     CityFront Center LLC
11/29/96  01/06/97  ElectroStar Inc                Mnfr printed circuit boards      Tyco International Ltd
12/02/96  01/30/97  Eastbay Inc                    Own, operate mail order bus      Venator Group Inc
12/02/96  03/03/97  Health Images Inc              Provide magnetic imaging svcs    HealthSouth Corp
12/05/96  02/26/97  Barefoot Inc                   Provide lawn care services       ServiceMaster LP
12/05/96  03/27/97  Cavco Industries Inc           Mnfr mobile homes                Centex Corp
12/05/96  04/11/97  Public Storage Properties XIV  Real estate investment trust     Public Storage Inc
12/05/96  04/11/97  Public Storage Properties XV   Real estate investment trust     Public Storage Inc
12/05/96  05/05/97  Santa Fe Pacific Gold Corp     Gold mining co                   Newmont Mining Corp
12/05/96  01/10/97  Zycon Corp                     Mnfr printed circuit boards      Hadco Corp
12/11/96  02/21/97  Alexander & Alexander Services Pvd insurance brokerage svcs     Aon Corp
12/16/96  01/27/97  Eljer Industries Inc           Manufacture plumbing fixtures    Zurn Industries Inc
12/16/96  04/16/97  Paragon Group Inc              Real estate investment trust     Camden Property Trust
12/16/96  05/30/97  Pioneer Financial Services     Life, health, accident ins svcs  Conseco Inc
12/16/96  01/27/97  Tylan General Inc              Mnfr gas measure equipment       Millipore Corp
12/17/96  08/01/97  McDonnell Douglas Corp         Mnfr aerospace, defense equip    Boeing Co
12/19/96  03/25/97  IWC Resources Corp             Water utility holding company    NIPSCO Industries Inc
12/24/96  04/16/97  Home Beneficial Corp           Insurance holding company        American General Corp
12/30/96  05/29/98  LILCO                          Electric utility                 Brooklyn Union Gas Co
01/07/97  02/25/97  American Medical Response Inc  Provide ambulance services       MedTrans Inc (Laidlaw Inc)
01/07/97  02/10/97  Bonray Drilling Corp           On-shore oil and gas drilling    DLB Oil & Gas Inc
01/13/97  04/25/97  OpenVision Technologies Inc    Mnfr software, pvd programming   Veritas Software Corp
01/13/97  09/02/97  Zurich Reinsurance Centre      Insurance agency                 Zurich Versicherungs GmbH
01/14/97  04/01/97  Oxford Resources Corp          Pvd passenger car leasing svcs   Barnett Banks, Jacksonville, FL
01/14/97  04/30/97  Tencor Instruments Inc         Mnfr test instruments            KLA Instruments Corp
01/15/97  08/06/97  Value Health Inc               Provide health plan services     Columbia/HCA Healthcare Corp
01/16/97  02/28/97  Epic Design Technology Inc     Develop CAD software             Synposys Inc
01/16/97  05/30/97  Wellsford Residential Ppty     Real estate investment trust     Equity Residential Pptys Trust
01/17/97  06/17/97  Avemco Corp                    Fire, marine, casualty ins co    HCC Insurance Holdings Inc
01/17/97  04/11/97  Studio Plus Hotels Inc         Own, operate hotels, motels      Extended Stay America Inc
01/20/97  06/27/97  First USA Inc                  Pvd credit card svcs             BANC ONE Corp, Columbus, Ohio
01/20/97  04/08/97  Target Therapeutics Inc        Mnfr, whl mini-surgical devices  Boston Scientific Corp
01/21/97  06/26/97  InPhyNet Medical Management    Pvd physician management svcs    MedPartners Inc
01/21/97  07/09/97  Mafco Consolidated Grp (Mafco) Mnfr cosmetics, beauty products  Mafco Holdings Inc
01/22/97  03/05/97  Norand Corp                    Mnfr electronic info systems     Western Atlas Inc
01/23/97  05/19/97  Amphenol Corp                  Manufactures connectors          Kohlberg Kravis Roberts & Co
01/23/97  06/02/98  ESELCO Inc                     Electric utility                 Wisconsin Energy Corp
01/27/97  03/07/97  Measure Corp                   Mnfr process control systems     Honeywell Inc
01/27/97  05/30/97  Revco DS Inc                   Own, operate drug stores         CVS Corp
02/03/97  03/10/97  Kysor Industrial Corp          Mnfr vehicle components          Scotsman Industries Inc
02/05/97  05/31/97  Morgan Stanley Group Inc       Investment bank                  Dean Witter Discover & Co
02/10/97  03/31/97  TheraTx Inc                    Own, op nursing care facilities  Vencor Inc
02/11/97  06/13/97  AMISYS Managed Care Systems    Pvd integrated systems svcs      HBO & Co

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Value of   Enter-
                                                                                    Trans-     prise
Date      Date                                      Acquiror                        action    Value
Announced Effective Target Name                     Business Description            ($ mil)   ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
10/14/96  12/12/96  Thrifty Payless Holdings Inc   Own, operate drug stores          2,394.00  2,367.73
10/15/96  06/03/97  Conrail Inc                    Investor group                   10,435.90 12,532.43
10/15/96  12/23/96  FlightSafety International     Property, casualty insurance co   1,518.10  1,555.16
10/17/96  01/30/97  OrNda HealthCorp               Own, op hospitals                 3,123.40  2,875.48
10/21/96  03/31/97  Detroit & Canada Tunnel Corp   Investor group                       36.50     33.33
10/23/96  04/16/97  Syratech Corp                  Pvd fund mgmt svcs                  304.40    335.62
10/28/96  05/07/97  Cooper & Chyan Technology Inc  Develop CAD software                474.80    452.04
10/28/96  01/15/97  Loctite Corp                   Mnfr, whl chemicals, detergents   1,289.10  2,118.28
10/28/96  05/29/97  Wireless Cable of Atlanta      Pvd telecommunication svcs           44.70     37.95
10/30/96  04/08/97  Vons Cos Inc                   Own, op grocery stores            2,251.60  3,092.97
10/31/96  07/01/97  California Jockey Club/Bay     Real estate investment trust        199.70    185.79
10/31/96  12/18/96  Kash N'Karry Food Stores Inc   Own and operate supermarkets        347.10    342.27
11/04/96  02/27/97  Eckerd Corp                    Department stores                 3,298.50  3,216.53
11/11/96  04/30/97  PHH Corp                       Own, op hotel franchises          1,809.50  6,273.96
11/12/96  06/12/97  Leslie's Poolmart              Investor group                      112.80    124.19
11/12/96  02/27/97  SQA Inc                        Dvlp component-based software       315.80    273.70
11/13/96  01/20/97  Medex Inc                      Mnfr engineered polymer prods       150.60    147.44
11/18/96  01/02/97  Sudbury Inc                    Ductile, gray iron castings         155.40    145.12
11/25/96  01/09/97  Opal Inc                       Mnfr wafer fabrication systems      189.60    146.57
11/25/96  06/18/97  PanEnergy Corp                 Electric utility                  7,666.80  9,955.41
11/26/96  12/30/96  Armor All Products (McKesson)  Manufacture household bleach        410.10    355.10
11/27/96  03/27/97  Central Tractor Farm & Country Investment company                   56.70    172.74
11/27/96  12/27/96  Central Tractor Farm & Country Investment company                   81.00    166.96
11/27/96  01/16/97  Milgray Electronics Inc        Mnfr electronic, computer prods     100.00    135.18
11/27/96  03/19/97  Owen Healthcare Inc            Whl pharmaceutical products         544.10    481.67
11/29/96  04/30/97  Chicago Dock and Canal Trust   Real estate investment trust        177.90    176.49
11/29/96  01/06/97  ElectroStar Inc                Mnfr fire protection systems        111.00    119.21
12/02/96  01/30/97  Easthay Inc                    Own, op variety stores              146.00    142.81
12/02/96  03/03/97  Health Images Inc              Own, op outpatient surgery ctr.     263.70    259.67
12/05/96  02/26/97  Barefoot Inc                   Pvd mgmt svcs                       230.90    246.11
12/05/96  03/27/97  Cavco Industries Inc           Construct bldgs, RE dvlp firm        76.20    104.85
12/05/96  04/11/97  Public Storage Properties XIV  Real estate investment trust         82.40     56.91
12/05/96  04/11/97  Public Storage Properties XV   Real estate investment trusts        79.10     54.22
12/05/96  05/05/97  Santa Fe Pacific Gold Corp     Gold, coal mining; oil, gas expl  2,505.50  2,862.14
12/05/96  01/10/97  Zycon Corp                     Mnfr computer circuit boards        211.70    240.90
12/11/96  02/21/97  Alexander & Alexander Services Insurance holding company         1,227.40  1,131.32
12/16/96  01/27/97  Eljer Industries Inc           Mnfr environmental equipment        175.60    254.31
12/16/96  04/16/97  Paragon Group Inc              Real estate investment trust        624.80    619.15
12/16/96  05/30/97  Pioneer Financial Services     Insurance holding company           564.00    531.20
12/16/96  01/27/97  Tylan General Inc              Mnfr analytical products            147.70    150.72
12/17/96  08/01/97  McDonnell Douglas Corp         Mnfr aircraft, aerospace equip   13,359.00 15,830.06
12/19/96  03/25/97  IWC Resources Corp             Electric, gas utility hldg co       290.60    418.56
12/24/96  04/16/97  Home Beneficial Corp           Insurance holding company           665.10
12/30/96  05/29/98  LILCO                          Gas utility                       4,725.50  8,325.51
01/07/97  02/25/97  American Medical Response Inc  Pvd ambulance svcs                1,011.10  1,179.05
01/07/97  02/10/97  Bonray Drilling Corp           Oil and gas exploration, prdn        12.70     13.61
01/13/97  04/25/97  OpenVision Technologies Inc    Dvlp bus applications software      365.70    355.21
01/13/97  09/02/97  Zurich Reinsurance Centre      Insurance holding company           319.00    932.99
01/14/97  04/01/97  Oxford Resources Corp          Commercial bank                     561.00  2,075.95
01/14/97  04/30/97  Tencor Instruments Inc         Mnfr measuring devices            1,343.60  1,268.04
01/15/97  08/06/97  Value Health Inc               Own, operate hospitals            1,132.30  1,007.30
01/16/97  02/28/97  Epic Design Technology Inc     Develop automation software         455.40    435.64
01/16/97  05/30/97  Wellsford Residential Ppty     Real estate investment trust        995.50    792.15
01/17/97  06/17/97  Avemco Corp                    Provide insurance services          246.80    295.32
01/17/97  04/11/97  Studio Plus Hotels Inc         Own, op hotels                      295.90    261.22
01/20/97  06/27/97  First USA Inc                  Bank holding company              7,304.30  7,972.55
01/20/97  04/08/97  Target Therapeutics Inc        Manufacture catheters             1,218.30  1,183.39
01/21/97  06/26/97  InPhyNet Medical Management    Pvd medical services to HMO's       369.70    364.33
01/21/97  07/09/97  Mafco Consolidated Grp (Mafco) Mnfr toilet preparations            116.80    980.32
01/22/97  03/05/97  Norand Corp                    Pvd oil, gas exploration svcs       320.80    316.14
01/23/97  05/19/97  Amphenol Corp                  Leverage buyout firm              1,390.40  1,385.99
01/23/97  06/02/98  ESELCO Inc                     Electric, gas utility; hldg co       74.30     95.65
01/27/97  03/07/97  Measurex Corp                  Mnfr automation, control sys        597.00    587.36
01/27/97  05/30/97  Revco DS Inc                   Own and operate drug stores       3,911.70  3,969.97
02/03/97  03/10/97  Kysor Industrial Corp          Mnfr refrigeration equipment        359.20    385.36
02/05/97   5/31/97  Morgan Stanley Group Inc       Securities brokerage firm        10,573.00 51,167.74
02/10/97  03/31/97  TheraTx Inc                    Provide healthcare services         378.20    539.63
02/11/97  06/13/97  AMISYS Managed Care Systems    Dvlp healthcare software            170.60    146.52

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Day Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date   to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
10/14/96  12/12/96  Thrifty Payless Holdings Inc       26.91          28.66          37.18                          62.23
10/15/96  06/03/97  Conrail Inc                        61.97          60.28          60.28          61.40           74.24
10/15/96  12/23/96  FlightSafety International         13.96          10.80          10.80
10/17/96  01/30/97  OrNda HealthCorp                    9.61          19.48          16.56          57.21           40.56
10/21/96  03/31/97  Detroit & Canada Tunnel Corp       64.89          74.19          54.29         110.73           64.89
10/23/96  04/16/97  Syratech Corp                      21.91          28.00          29.29          62.03           31.28
10/28/96  05/07/97  Cooper & Chyan Technology Inc       2.54           1.73          31.84                          63.54
10/28/96  01/15/97  Lucite Corp                        31.89          36.70          34.81          33.33           41.86
10/28/96  05/29/97  Wireless Cable of Atlanta          89.88          80.83          80.83          83.04           20.57
10/30/96  04/08/97  Vons Cos Inc                       26.80          21.52          25.71         115.49           32.96
10/31/96  07/01/97  California Jockey Club/Bay         87.23          88.57         103.08         300.61          268.67
10/31/96  12/18/96  Kash N'Karry Food Stores Inc        9.47          33.33           6.67          13.66           (7.96)
11/04/96  02/27/97  Eckerd Corp                        21.21          28.44          29.63          67.66           56.42
11/11/96  04/30/97  PHH Corp                           60.98          65.00          69.23         120.00           83.33
11/12/96  06/12/97  Leslie's Poolmart                  26.09          31.82          31.82           5.45           13.73
11/12/96  02/27/97  SQA Inc                            39.44          28.23          39.44                          73.06
11/13/96  01/20/97  Medex Inc                          54.10          57.98          66.74
11/18/96  01/02/97  Sudbury Inc                        19.05          25.00           9.89          53.85           14.94
11/25/96  01/09/97  Opal Inc                           52.58          64.44         105.56         270.00           23.33
11/25/96  06/18/97  PanEnergy                          18.34          22.70          30.29          80.18           48.15
11/26/96  12/30/96  Armor All Products (McKesson)       9.09          13.97          13.97           4.60           27.27
11/27/96  03/27/97  Central Tractor Farm & Country     17.53          17.53          18.75          67.65           42.50
11/27/96  12/27/96  Central Tractor Farm & Country     15.46          15.46          16.67          64.71           40.00
11/27/96  01/16/97  Milgray Electronics Inc             8.40          16.99          20.57
11/27/96  03/19/97  Owen Healthcare Inc                64.89         100.86          87.25
11/29/96  04/30/97  Chicago Dock and Canal Trust       22.32          22.70          22.70         150.00           68.07
11/29/96  01/06/97  ElectroStar Inc                     7.69          27.27          16.67                          40.00
12/02/96  01/30/97  Easthay Inc                        26.32          28.00          23.08
12/02/96  03/03/97  Health Images Inc                   7.39          27.85          34.24         116.52           57.93
12/05/96  02/26/97  Barefoot Inc                       25.49          28.00          42.22          31.96           60.00
12/05/96  03/27/97  Cavco Industries Inc               13.23          20.23          30.49         130.11           39.87
12/05/96  04/11/97  Public Storage Properties XIV      29.19          30.82          31.65          49.64           32.48
12/05/96  04/11/97  Public Storage Properties XV       29.19          28.40          32.48          46.48           34.19
12/05/96  05/05/97  Santa Fe Pacific Gold Corp         59.75          66.77          63.18          50.26           45.92
12/05/96  01/10/97  Zycon Corp                         12.50          46.94          94.60          39.81          105.71
12/11/96  02/21/97  Alexander & Alexander Services      6.06           8.53           9.38         (16.67)           8.53
12/16/96  01/27/97  Eljer Industries Inc               77.78          84.62          90.10         146.15          140.00
12/16/96  04/16/97  Paragon Group Inc                   9.71          12.25          14.00           7.29           19.61
12/16/96  05/30/97  Pioneer Financial Services         47.37          50.34          63.50
12/16/96  01/27/97  Tylan General Inc                  39.13          26.73          26.73          13.27           16.36
12/17/96  08/01/97  McDonnell Douglas Corp              0.62          22.71          20.08          41.33           22.41
12/19/96  03/25/97  IWC Resources Corp                 31.96          39.13          45.46          64.10           64.10
12/24/96  04/16/97  Home Beneficial Corp                2.80          39.29          50.00          56.00           56.78
12/30/96  05/29/98  LILCO                              32.28          33.14          28.96          56.52           49.66
01/07/97  02/25/97  American Medical Response Inc      21.21          23.08          36.75          33.33           31.15
01/07/97  02/10/97  Bonray Drilling Corp               11.11          11.11          30.44         179.07          105.13
01/13/97  04/25/97  OpenVision Technologies Inc        43.67          46.46          50.86                          46.49
01/13/97  09/02/97  Zurich Reinsurance Centre          17.07          18.52          11.63          20.50           18.03
01/14/97  04/01/97  Oxford Resources Corp              10.03          23.53          28.05          76.86           52.37
01/14/97  04/30/97  Tencor Instruments Inc             33.06          42.22          70.21         109.15          113.33
01/15/97  08/06/97  Value Health Inc                    1.24           0.61              0         (22.64)          17.14
01/16/97  02/28/97  Epic Design Technology Inc         (0.60)          8.52          23.63          23.01           30.09
01/16/97  05/30/97  Wellsford Residential Ppty          7.58           9.21           9.77
01/17/97  06/17/97  Avemco Corp                        47.74          55.78          89.26          86.21           80.35
01/17/97  04/11/97  Studio Plus Hotels Inc             54.96          51.12          37.48          40.68           28.79
01/20/97  06/27/97  First USA Inc                      43.16          53.05          50.85         126.89           80.64
01/20/97  04/08/97  Target Therapeutics Inc            63.65          65.86          93.68          50.39           76.90
01/21/97  06/26/97  InPhyNet Medical Management        (0.80)         12.84          25.38           8.77           43.30
01/21/97  07/09/97  Mafco Consolidated Grp (Mafco)     23.50          23.50          27.62          69.62           36.04
01/22/97  03/05/97  Norand Corp                        72.90          87.41          94.20         150.47           74.03
01/23/97  05/19/97  Amphenol Corp                      12.43          16.85          26.06          16.85           31.65
01/23/97  06/02/98  ESELCO Inc                         50.85          49.58          69.52
01/27/97  03/07/97  Measurex Corp                      44.33          42.13          45.83          18.14           37.25
01/27/97  05/30/97  Revco DS Inc                        7.57          11.47          17.69          50.79           40.73
02/03/97  03/10/97  Kysor Industrial Corp              16.22          17.01          24.64          79.17           48.28
02/05/97   5/31/97  Morgan Stanley Group Inc           11.08          12.80          13.81
02/10/97  03/31/97  TheraTx Inc                        30.29          35.45          59.07          50.33           73.16
02/11/97  06/13/97  AMISYS Managed Care Systems        38.58          44.26          43.09           8.64           62.96

                                                                       Page F-8

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------

Date      Date
Announced Effective Target Name                     Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
02/13/97  05/20/97  Reflectone Inc                   Manufacture flight simulators     British Aerospace Holdings
02/13/97  06/17/97  USLIFE Corp                      Life insurance company            American General Corp
02/14/97  10/29/97  Horizon/CMS Healthcare Corp      Pvd nursing care services         HealthSouth Corp
02/14/97  09/17/97  UNC Inc                          Mnfr aircraft components          Greenwich Air Services Inc
02/14/97  06/25/97  Winthrop Resources Corp          Provide computer leasing svcs     TCF Finl Corp, Minneapolis, MN
02/18/97  06/27/97  Destec Energy Inc                Electric utility                  NGC Corp
02/20/97  12/09/97  NHP Inc (Apartment Investment)   Own, op apartment buildings       Apartment investment & Mgmt Co
02/24/97  07/01/97  Security-Connecticut Corp        Insurance holding company         ReliaStar Financial Corp, MN
02/25/97  08/05/98  Fina Inc                         Mnfr petroleum refined prods      Petrofina SA
02/26/97  07/02/97  Petrolite Corp                   Mnfr fuel additives, waxes        Baker Hughes Inc
02/26/97  06/12/97  US Robotics Corp                 Mnfr common products, systems     3Com Corp
02/27/97  06/13/97  Production Operators Corp        Provide oil and gas field svcs    Camco International Inc
02/28/97  08/01/97  Healthsource Inc                 Own and operate HMO's             CIGNA Corp
03/03/97  05/30/97  BHC Financial Inc                Provide data processing svcs      Flserv Inc
03/07/97  08/01/97  Micro Bio-Medics Inc             Whl, mnfr medical equip           Henry Schein Inc
03/10/97  09/02/97  Greenwich Air Services Inc.      Manufacture aircraft engines      General Electric Co
03/14/97  06/26/97  Enterprise Systems Inc           Develop hospital mgmt software    HBO & Co
03/17/97  08/20/97  Heritage Media Corp              Own, op radio and TV stations     News Corp Ltd
03/19/97  07/11/97  American List Corp               Pvd mail advertising svcs         Snyder Communications Inc
03/20/97  06/17/97  Falcon Building Products Inc     Manufacture air compressors       InvestCorp
03/24/97  08/29/97  Community Bankshares, NH         Bank holding company              CFX Corp, Keene, new Hampshire
03/24/97  04/28/97  MDL Information Systems          Pvd scientific info svcs          Elsevier Science
03/24/97  08/05/97  OnTrak Systems Inc               Mnfrs semiconductor cap equip     Lam Research Corp
03/25/97  05/07/97  Foodbrands America Inc           Produce sausages, prepared meat   IBP Inc (Occidental Petroleum)
03/25/97  07/10/97  Phamis Inc                       Pvd integrated systems design     IDX Systems Corp
03/26/97  09/03/97  Argyle Television Inc            Own, op television stations       Hearst Broadcasting Group
03/31/97  06/30/97  Cascade Communications Corp      Mnfr frame relays                 Ascend Communications Inc
04/07/97  09/02/97  Alex.Brown Inc                   Securities brokerage firm         Bankers Trust New York Corp
04/07/97  07/30/97  Pure Atria Corp                  Dvlp custom computer programs     Rational Software Corp
04/08/97  06/12/97  Premiere Radio Networks Inc      Own, op radio bdcstg stations     Jacor Communications Inc
04/09/97  06/24/97  Public Storage Properties XVI    Real estate investment trust      Public Storage Inc
04/09/97  06/24/97  Public Storage Ppties XVIII      Real estate investmeht trust      Public Storage Inc
04/09/97  06/24/97  Public Storage Properties XIX    Real estate investment trust      Public Storage Inc
04/09/97  05/13/97  Stant Corp                       Mnfr, whl automotive parts        Tomkins PLC
03/09/97  97/21/97  Tambrands Inc                    Mnfr feminine hygiene products    Proctor & Gamble Co
04/14/97  11/12/97  APL Ltd                          Shipping, trucking company        Neptune Orient Lines Ltd
04/14/97  09/03/97  United Waste Systems Inc         Provide waste management svcs     USA Waste Services Inc
04/14/97  01/05/98  Wyndham Hotel Corp               Own and operate hotels            Patriot Amer Hosp/Wyndham Intl
04/16/97  01/30/98  Steck Vaughn Publishing Corp     Publish books, magazines          Harcourt General Inc
04/17/97  07/14/97  Drilex International Inc         Pvd prod, svcs used in drilling   Baker Hughes Inc
04/18/97  04/21/97  Vitalink Pharmacy Services Inc   Pvd health and allied svcs        Manor Care Inc
04/21/97  05/28/97  Goulds Pumps Inc                 Mnfr centrifugal pumps            ITT Industries Inc
04/21/97  06/10/97  National Education Corp          Vocational training services      Harcourt General Inc
04/22/97  09/04/97  International Family Ent Inc     Provide cable television svcs     Fox Kids Worldwide Inc.
04/23/97  06/25/97  VeriFone Inc                     Electronic funds transfer mach    Hewlett-Packard Co
04/30/97  06/03/97  GKN Sinter Metals Inc(GKN PLC)   Mnfr automotive, metal parts      GKN PLC
05/01/97  07/30/97  David White Inc                  Mnfr, whl surveying instruments   Choucroute Partners
05/05/97  08/13/97  Fort Howard Corp                 Mnfr sanitary tissue products     James River Corp of Virginia
05/05/97  08/01/97  Logicon Inc                      Pvd computer svcs to military     Northrop Grumman Corp
05/05/97  08/19/97  Riser Foods Inc                  Own, op grocery stores            Giant Eagle Inc
05/05/97  06/13/97  Vivra Inc                        Provide home health care svcs     Incentive AB
05/06/97  08/15/97  BBN Corp                         Mnfr computer integrated sys      GTE Corp
05/06/97  07/22/97  BW/IP Inc                        Mnfr fluid transfer equip         Durco International Inc
05/06/97  01/05/98  Physicians Health Services Inc   Own and operate HMO's             Foundation Health Systems Inc
05/06/97  07/25/97  Varsity Spirit                   Pvd cheerleading training svcs    Riddell Sports Inc
05/07/97  06/03/98  Reliable Life Insurance Co       Insurance company                 Unitrin Inc
05/08/97  11/04/97  Living Centers of America Inc    Pvd long-term health care svcs    Apollo Management LP
05/12/97  10/16/97  Dynamics Corp of America         Mnfr electrical appliances        CTS Corp
05/12/97  09/09/97  Smith's Food & Drug Centers      Own and operate supermarkets      Fred Meyer Inc
05/13/97  08/26/97  Aurum Software Inc               Dvlp sales, mktg info software    Baan Co NV
05/13/97  08/28/97  Inbrand Corp                     Mfnr incontinence products        Tyco International Ltd
05/14/97  11/18/97  Enron Global Power & Pipelines   Pvd gas transmission svcs         Enron Corp
05/20/97  09/02/97  Keystone International Inc       Mnfr indi flow control prod       Tyco International Ltd
05/21/97  08/14/97  Howell Industries Inc            Mnfr automotive parts             Oxford Automotive Inc
05/21/97  05/04/98  KU Energy Corp                   Electric utility holding co       LG&E Energy Corp
05/22/97  07/31/97  Biopsys Medical Inc              Mnfr surgical, medical instr      Johnson & Johnson


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Value of         Enter-
                                                                                    Trans-           prise
Date      Date                                      Acquiror                        action           Value
Announced Effective Target Name                     Business Description            ($ mil)         ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
02/13/97  05/20/97  Reflectone Inc                   Whl aircraft ircraft, equip           41.10       98.00
02/13/97  06/17/97  USLIFE Corp                      Insurance holding company          2,374.40    2,353.34
02/14/97  10/29/97  Horizon/CMS Healthcare Corp      Own,op outpatient surgery ctr      1,651.30    1,612.88
02/14/97  09/17/97  UNC Inc                          Manufacture aircraft engines         442.70      752.15
02/14/97  06/25/97  Winthrop Resources Corp          Savings and loan                     334.70      350.73
02/18/97  06/27/97  Destec Energy Inc                Wholesale natural gas products     1,222.40    1,235.07
02/20/97  12/09/97  NHP Inc (Apartment Investment)   Real estate investment trust         114.50      370.58
02/24/97  07/01/97  Security-Connecticut Corp        Insurance company                    545.40      503.52
02/25/97  08/05/98  Fina Inc                         Produce, whl petroleum               257.00    2,427.11
02/26/97  07/02/97  Petrolite Corp                   Mnfr oil, gas field machinery        710.90      709.81
02/26/97  06/12/97  US Robotics Corp                 Pvd network computer svcs          6,510.70    6,596.65
02/27/97  06/13/97  Production Operators Corp        Mnfr oil, gas field equipment        609.60      616.80
02/28/97  08/01/97  Healthsource Inc                 Insurance company                  1,652.70    1,545.42
03/03/97  05/30/97  BHC Financial Inc                Pvd finl data processing svcs        220.60      247.84
03/07/97  08/01/97  Micro Bio-Medics Inc             Whl med supplies                     136.10      113.12
03/10/97  09/02/97  Greenwich Air Services Inc.      Electrical, construction prod        519.20      789.39
03/14/97  06/26/97  Enterprise Systems Inc           Dvlp healthcare software             275.20      254.54
03/17/97  08/20/97  Heritage Media Corp              Publish newspapers, magazines      1,351.80    1,348.41
03/19/97  07/11/97  American List Corp               Pvd outsources marketing svcs        117.10      117.72
03/20/97  06/17/97  Falcon Building Products Inc     Investor group                       584.50      496.47
03/24/97  08/29/97  Community Bankshares, NH         Savings and loan                     101.60      514.34
03/24/97  04/28/97  MDL Information Systems          Publish scientific journals          310.70      299.21
03/24/97  08/05/97  OnTrak Systems Inc               Mnfr equip to mnfr semiconduct       217.90      200.19
03/25/97  05/07/97  Foodbrands America Inc           Produce beef and pork products       657.50      634.74
03/25/97  07/10/97  Phamis Inc                       Mnfr health care info systems        142.80      140.39
03/26/97  09/03/97  Argyle Television Inc            Own, op radio stations               322.20      487.37
03/31/97  06/30/97  Cascade Communications Corp      Dvlp comp network solutions        3,529.30    3,445.04
04/07/97  09/02/97  Alex Brown Inc                   Bank holding company               2,077.40    2,055.27
04/07/97  07/30/97  Pure Atria Corp                  Dvlp component-based software        958.40      949.50
04/08/97  06/12/97  Premiere Radio Networks Inc      Own, op radio bdcstg stations        208.90      155.81
04/09/97  06/24/97  Public Storage Properties XVI    Real estate investment trust          84.20       82.14
04/09/97  06/24/97  Public Storage Ppties XVIII      Real estate investment trust          78.60       82.66
04/09/97  06/24/97  Public Storage Properties XIX    Real estate investment trust          67.90       66.65
04/09/97  05/13/97  Stant Corp                       Mnfr, whl plumbing fixtures          574.00      593.71
03/09/97  97/21/97  Tambrands Inc                    Mnfr household prod, oil, coffee   2,003.90    1,978.69
04/14/97  11/12/97  APL Ltd                          Pvd deep sea oil transp svcs         878.50    1,482.22
04/14/97  09/03/97  United Waste Systems Inc         Pvd waste disposal services        1,682.20    1,899.63
04/14/97  01/05/98  Wyndham Hotel Corp               Real estate investment trust         773.10      731.68
04/16/97  01/30/98  Steck Vaughn Publishing Corp     Own, op movie theaters, stores        40.30      221.36
04/17/97  07/14/97  Drilex Internationsl Inc         Mnfr oil, gas field machinery        120.10      133.64
04/18/97  04/21/97  Vitalink Pharmacy Services Inc   Own, op nursing homes, hotels         30.00      278.46
04/21/97  05/28/97  Goulds Pumps Inc                 Mnfr brakes and chassis sys          922.10      913.49
04/21/97  06/10/97  National Education Corp          Own, op movie theaters, stores       776.10      874.09
04/22/97  09/04/97  International Family Ent Inc     Pvd motion picture prodn svcs      1,862.90    1,903,50
04/23/97  06/25/97  VeriFone Inc                     Mnfr computers, testing equip      1,245.10    1,142.30
04/30/97  06/03/97  GKN Sinter Metals Inc(GKN PLC)   Mnfr, whl auto parts, metals         469.70      523.10
05/01/97  07/30/97  David White Inc                  Investment company                     5.90        7.47
05/05/97  08/13/97  Fort Howard Corp                 Mnfr paper, paper-related prods    5,682.60    5,734.86
05/05/97  08/01/97  Logicon Inc                      Aircraft, aerospace products       1,027.50      949.94
05/05/97  08/19/97  Riser Foods inc                  Whl, retail grocery prods            468.50      415.19
05/05/97  06/13/97  Vivra Inc                        Mnfr medical instr, ind epuip      1,660.50    1,768.29
05/06/97  08/15/97  BBN Corp                         Pvd telecommunicatins svcs           713.80      678.34
05/06/97  07/22/97  BW/IP Inc                        Mnfr machinery, metal castings       530.70      537.88
05/06/97  01/05/98  Physicians Health Services Inc   Own, op HMO's; holding company       268.20      231.41
05/06/97  07/25/97  Varsity Spirit                   Manufacture football equip            91.00       89.64
05/07/97  06/03/98  Reliable Life Insurance Co       Insurance company                    261.10      145.97
05/08/97  11/04/97  Living Centers of America Inc    Investment management services     1,048.20    1,126.82
05/12/97  10/16/97  Dynamics Corp of America         Mnfr electronic components           244.60      255.74
05/12/97  09/09/97  Smith's Food & Drug Centers      Own, operate department stores     2,018.00    2,074.87
05/13/97  08/26/97  Aurum Software Inc               Develop software                     259.90      218.70
05/13/97  08/28/97  Inbrand Corp                     Mnfr fire protction systems          322.80      367.43
05/14/97  11/18/97  Enron Global Power & Pipelines   Own, operate gas pipelines           428.00      866.48
05/20/97  09/02/97  Keystone International Inc       Mnfr fire protection systems       1,361.50    1,426.76
05/21/97  08/14/97  Howell Industries Inc            Mnfr engineered metal prods           23.00       19.05
05/21/97  05/04/98  KU Energy Corp                   Electric utility                   1,539.40    2,112.89
05/22/97  07/31/97  Biopsys Medical Inc              Mnfr medical equip and prods         303.50      293.85

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Day Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date   to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------

02/13/97  05/20/97  Reflectone Inc                    20.00        18.52           25.49          33.33            28.00
02/13/97  06/17/97  USLIFE Corp                       20.96         22.80          43.26          57.30            68.33
02/14/97  10/29/97  Horizon/CMS Healthcare Corp       27.65         40.04          36.08          (0.66)          (32.28)
02/14/97  09/17/97  UNC Inc                           37.93         41.18          36.36          96.72            66.67
02/14/97  06/25/97  Winthrop Resources Corp            7.65         20.00          23.03
02/18/97  06/27/97  Destec Energy Inc                 82.32         80.42          63.40          73.20            37.46
02/20/97  12/09/97  NHP Inc (Apartment Investment)    28.26         25.21          16.86          12.69            16.00
02/24/97  07/01/97  Security-Connecticut Corp         43.65         45.10          36.38         105.22            57.86
02/25/97  08/05/98  Fina Inc                          19.70         18.52          21.52          23.39            25.33
02/26/97  07/02/97  Petrolite Corp                    62.67         83.46          78.10         128.04            38.64
02/26/97  06/12/97  US Robotics Corp                  11.38         13.22           0.37          16.35            (6.80)
02/27/97  06/13/97  Production Operators Corp         22.90         13.02          15.93          79.22            25.65
02/28/97  08/01/97  Healthsource Inc                  28.89         32.82          64.15         107.14           150.96
03/03/97  05/30/97  BHC Financial Inc                 67.50         60.00          82.31          92.81           112.70
03/07/97  08/01/97  Micro Bio-Medics Inc              12.19         12.19          10.44          14.93             3.94
03/10/97  09/02/97  Greenwich Air Services Inc.       21.57         33.33          34.78         (16.78)           30.53
03/14/97  06/26/97  Enterprise Systems Inc            15.29         13.75          30.00          16.88            51.67
03/17/97  08/20/97  Heritage Media Corp               69.07         72.63          69.07          21.03            45.13
03/19/97  07/11/97  American List Corp                17.32         28.05           8.81          27.27            (0.47)
03/20/97  06/17/97  Falcon Building Products Inc      43.43         49.47          52.69          97.22            24.56
03/24/97  08/29/97  Community Bankshares, NH          63.28         64.11          54.68         121.42           102.05
03/24/97  04/28/97  MDL Information Systems           85.51         43.82          54.22          50.59            79.02
03/24/97  08/05/97  OnTrak Systems Inc                -0.85          2.96          13.92          81.49            62.24
03/25/97  05/07/97  Foodbrands America Inc            47.40         50.97          61.38          36.64            71.74
03/25/97  07/10/97  Phamis Inc                        18.93         23.00          26.47          30.14            95.22
03/26/97  09/03/97  Argyle Television Inc             15.22         16.48          14.60          22.54             8.16
03/31/97  06/30/97  Cascade Communications Corp       28.28         46.70          21.08         (18.89)          (33.97)
04/07/97  09/02/97  Alex.Brown Inc                    65.00         50.04          17.70
04/07/97  07/30/97  Pure Atria Corp                   18.54         23.31          23.77         (40.10)          (23.49)
04/08/97  06/12/97  Premiere Radio Networks Inc       17.37         19.23          19.23          36.58            32.96
04/09/97  06/24/97  Public Storage Properties XVI      6.01          5.32           2.62          17.71             2.62
04/09/97  06/24/97  Public Storage Ppties XVIII        4.97          7.12           2.90          15.00            (0.38)
04/09/97  06/24/97  Public Storage Properties XIX      4.89          3.25           3.25          16.96            (2.82)
04/09/97  05/13/97  Stant Corp                        29.32         48.28          49.57          79.17            40.98
03/09/97  97/21/97  Tambrands Inc                      8.40         14.94          14.94           4.71            21.95
04/14/97  11/12/97  APL Ltd                           55.81         65.43          42.55          43.32            40.31
04/14/97  09/03/97  United Waste Systems Inc           0.71          1.05          (1.25)         53.09            13.95
04/14/97  01/05/98  Wyndham Hotel Corp                48.02         44.52          48.93                           29.23
04/16/97  01/30/98  Steck Vaughn Publishing Corp      21.65         32.58          24.21          55.26            27.57
04/17/97  07/14/97  Drilex International Inc          31.44         37.88          59.82                           31.44
04/18/97  04/21/97  Vitalink Pharmacy Services In     14.29          8.11          (4.19)         (8.05)          (17.53)
04/21/97  05/28/97  Goulds Pumps Inc                  61.75         57.45          60.87          68.18            51.02
04/21/97  06/10/97  National Education Corp           22.63         54.13          40.00          54.13            48.67
04/22/97  09/04/97  International Family Ent Inc      94.44         95.80         107.41          61.38            15.94
04/23/97  06/25/97  VeriFone Inc                      67.64         50.19          43.77          24.69            34.67
04/30/97  06/03/97  GKN Sinter Metals Inc (GKN PLC)   37.04         38.32          32.74
05/01/97  07/30/97  David White Inc                   11.63         14.29          18.52          (4.00)           52.38
05/05/97  08/13/97  Fort Howard Corp                  16.31         27.92          43.30          92.95            33.18
05/05/97  08/01/97  Logicon Inc                       75.68         84.23         102.65         134.48           102.66
05/05/97  08/19/97  Riser Foods inc                   11.63         29.23          26.79         115.38            28.24
05/05/97  06/13/97  Vivra Inc                         26.09         41.77          35.70          23.90            18.24
05/06/97  08/15/97  BBN Corp                          26.09         32.57          64.54           5.45            26.09
05/06/97  07/22/97  BW/IP Inc                         (5.48)        14.15          18.72         (10.60)           11.58
05/06/97  01/05/98  Physicians Health Services In     23.50         26.97          51.68           8.65            46.75
05/06/97  07/25/97  Varsity Spirit                    30.35         28.14          23.93          26.00            26.00
05/07/97  06/03/98  Reliable Life Insurance Co        51.11         51.11          52.06
05/08/97  11/04/97  Living Centers of America Inc     17.82         22.73          41.49           9.46            36.71
05/12/97  10/16/97  Dynamics Corp of America          91.27         94.17         112.70         156.32           107.55
05/12/97  09/09/97  Smith's Food & Drug Centers        9.93         16.48          26.99          63.23            62.85
05/13/97  8/26/97   Aurum Software Inc                32.99         40.38          55.84                            9.19
05/13/97  08/28/97  Inbrand Corp                      69.98         78.34         107.22         (81.87)          (38.18)
05/14/97  11/18/97  Enron Global Power & Pipelin      11.83         13.70          19.74          38.08            12.30
05/20/97  09/02/97  Keystone International Inc        84.19         85.31         102.49          73.73            92.30
05/21/97  08/14/97  Howell Industries Inc             28.70         30.40          32.14          26.50           (21.90)
05/21/97  05/04/98  KU Energy Corp                    34.01         31.84          35.69          38.59            32.93
05/22/97  07/31/97  Biopsys Medical Inc                6.99          6.99          22.44          17.23            (6.61)

                                                                       Page F-9

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------

Date      Date
Announced Effective Target Name                    Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
05/22/97  07/09/98  Chaparral Steel Co (Texas Ind)  Mnfr primary steel products       Texas Industries Inc
05/22/97  11/20/97  Mail Boxes, Etc                 Pvd franchised postal services    US Office Products Co
05/23/97  10/06/97  Palmer Wireless Inc             Pvd telephone services            Price Communications Corp
05/27/97  08/08/97  Alamco Inc                      Oil & gas exploration, prod       Columbia Natural Resources Inc
05/27/97  12/18/97  HFS Inc                         Own, op hotel franchises          CUC International Inc
05/28/97  02/10/98  CommNet Cellular Inc            Cellular telephone services       Blackstone Capital Partners
05/28/97  07/03/97  Fibreboard Corp                 Mnfr fibreboard, paperboard       Owens Corning
06/02/97  07/15/97  Acordia Inc (Anthem Inc)        Pvd insurance brokerage svcs      Anthem Inc
06/03/97  01/15/98  Faulding Inc (FH Faulding & Co) Mnfr pharmaceuticals              FH Faulding & Co Ltd
06/04/97  07/28/97  Maxis Inc                       Develop education software        Electronic Arts Inc
06/06/97  10/14/97  Telco Communications Group Inc  Pvd switch-based telecom svcs     Excel Communications Inc
06/09/97  10/01/97  American States Financial Corp  Fire and marine insurance co      SAFECO Corp
06/09/97  09/12/97  Amrion Inc                      Own, op food stores               Whole Foods Market Inc
06/09/97  07/15/97  Prime Service Inc               Pvd const equip rental svcs       Atlas Copco North America Inc
06/10/97  09/30/97  Numar Corp                      Mnfr imaging logging equip        Halliburton Co
06/11/97  10/31/97  Pacific Greystone Corp          Pvd general contracting svcs      Lennar Corp
06/12/97  10/01/97  Giddings & Lewis Inc            Mnfr automated machine tools      Thyssen AG
06/13/97  03/26/97  Bally's Grand Inc               Own and operate casino hotels     Hilton Hotels Corp
06/16/97  08/29/97  Core Industries Inc             Manufacture electronic equip      United Dominion Industries Ltd
06/16/97  10/10/97  Multicare Cos Inc               Own, op nursing care facilities   Genesis Eldercare
06/17/97  07/24/97  McFarland Energy Inc            Oil and gas exploration, prodn    Monterey Resources Inc
06/17/97  07/25/97  Seda Specialty Packaging Corp   Mnfr specialty packaging prods    CCL Industries Inc
06/19/97  08/15/97  Advanced Logic Research Inc     Mnfr micro computer systems       Gateway 2000 Inc
06/20/97  03/30/98  Wheelabrator Technologies Inc   Mnfr laboratory, medical equip    Waste Management Inc
06/23/97  10/17/97  Integon Corp                    Insurance holding company         General Motors Acceptance (GM)
06/23/97  08/29/97  Tandem Computer Inc             Mnfr computers, network systems   Compaq Computer Corp
06/24/97  10/14/97  American Exploration Co         Oil and gas exploration, prodn    Louis Dreyfus Natural Gas
06/24/97  09/29/97  SMT Health Services Inc         Operate and outpatient facilities Three Rivers Holding Corp
06/26/97  11/26/97  Rhone-Poulenc Rorer Inc         Manufacture pharmaceuticals       Rhone-Poulenc SA
06/30/97  10/09/97  Fusion Systems Corp             Mnfr curing sys, semiconductors   Eaton Corp
06/30/97  12/23/97  Rykoff-Sexton Inc               Wholesale grocery products        JP Foodservice Inc
          09/23/97  American Filtrona Corp          Mnfr bonded fiber                 Bunzl PLC
07/03/97  08/05/97  Duty Free International Inc     Own, op duty free shops           BAA PLC
07/03/97  08/06/97  Wyle Electronics                Whl high tech electronic prods    Raab Karcher AG (VEBA AG)
07/07/97  11/06/97  Cairn Energy USA Inc            Oil and gas exploration, prodn    Meridian Resource Corp
07/07/97  10/21/97  RoTech Medical Corp             Pvd home health care svcs         Integrated Health Services Inc
07/08/97  10/24/97  Equitable of Iowa Cos           Life insurance company            ING Groep NV
07/09/97  09/23/97  Control Data Systems Inc        Mnfr computers, peripherals       CDSI Holding Corp
07/09/97  12/23/97  Seaman Furniture Co             Own, op ret furniture stores      Investor Group
07/10/97  11/18/97  Kinetic Concepts Inc            Mnfr medical treatment tables     Investor Group
07/10/97  12/31/97  Reading & Bates Corp            Pvd oil, gas drilling services    Falcon Drilling Co
07/15/97  10/02/97  DH Technology Inc               Mnfr, whl computer printers       Axiohn SA
07/15/97  10/28/97  Intl Imaging Materials          Mnfr thermal transfer ribbons     Paxar Corp
07/15/97  09/04/97  Ply-Gem Industries Inc          Manufacture wood products         Nortek Inc
07/17/97  10/22/97  Louisiana Land & Exploration    Oil and gas exploration, prodn    Burlington Resources Inc
07/17/97  09/29/97  Octel Communications Corp       Mnfr voice processing systems     Lucent Technologies Inc
07/23/97  12/18/97  Alliance Imaging Inc            Pvd diagnostic imaging svcs       Newport Investment LLC
07/24/97  09/15/97  Nellcor Puritan-Bennett         Mnfr electn patient monitors      Mallinckrodt Inc
07/28/97  02/02/98  Chips and Technologies Inc      Design, with integrated circuit   Intel Corp
07/28/97  11/17/97  Cyrix Corp                      Mnfr PC units, microprocessors    National Semiconductor Corp
07/28/97  12/22/97  Freeport-McMoRan Inc            Own, op chem, fertilizer mines    IMC Global Inc
07/28/97  10/08/97  Regency Health Services Inc     Pvd nursing services              Sun Healthcare Group Inc
07/30/97  09/18/97  Amdahl Corp                     Develop computer sys, software    Fujitsu Ltd
07/30/97  02/02/98  Plasti-Line Inc                 Mnfr illuminated outdoor signs    PL Holdings Corp
07/31/97  09/24/97  Bucyrus International Inc       Mnfr surface mining machinery     American Industrial Partners
07/31/97  10/03/97  Delaware Otsego Corp            Own and operate railroad          Investor Group
07/31/97  10/23/97  Sterling House Corp             Own, op nursing homes             Alternative Living Services
08/04/97  10/24/97  Columbus Realty Trust           Real estate investment trust      Post Properties Inc
08/04/97  12/23/97  Perkins Family Restaurant LP    Own, op franchised restaurants    Restaurant Co
08/04/97  11/12/97  Sullivan Dental Products Inc    Wholesale dental products         Henry Schein Inc
08/08/97  12/22/97  Titan Holdings Inc              Auto, property, casualty ins co   USF&G Corp
08/11/97  12/19/97  Amscan Holdings Inc             Whl paper, plastic party goods    Confetti Acquisition Inc
08/11/97  09/30/97  National Sanitary Supply Co     Sanitary maintenance supplies     Unisource Worldwide Inc
08/11/97  12/22/97  Vacation Break USA Inc          Real estate development firm      Fairfield Communities Inc
08/12/97  09/17/97  Isomedix Inc                    Pvd contract sterilization svc    Steris Corp
08/12/97  03/03/98  LIN Television Corp             Own, op TV bdcstg stations        Hicks Muse Tate & Furst Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Value of         Enter-
                                                                                    Trans-           prise
Date      Date                                      Acquiror                        action           Value
Announced Effective Target Name                     Business Description            ($ mil)         ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
05/22/97  07/09/98  Chaparral Steel Co (Texas Inc)   Mnfr cement, steel products          72.80        519.31
05/22/97  11/20/97  Mail Boxes, Etc                  Whl, retail office supplies         354.80        324.21
05/23/97  10/06/97  Palmer Wireless Inc              Own, op TV and radio stations       870.40        865.52
05/27/97  08/08/97  Alamco Inc                       Operate natural gas pipeline        102.80         94.43
05/27/97  12/18/97  HFS Inc                          Provide discount club svcs       11,342.90     11,759.19
05/28/97  02/10/98  CommNet Cellular Inc             Investment bank                     631.20        745.35
05/28/97  07/03/97  Fibreboard Corp                  Mnfr glass fiber products           631.20        478.00
06/02/97  07/15/97  Acordia Inc (Anthem Inc)         Insurance company                   193.20        633.96
06/03/97  01/15/98  Faulding Inc (FH Faulding & Co)  Mnfr, whl drugs, toiletries          77.30        206.01
06/04/97  07/28/97  Maxis Inc                        Develop, wholesale software         127.50        116.95
06/06/97  10/14/97  Telco Communications Group Inc   Pvd telephone commun svcs         1,046.50      1,017.65
06/09/97  10/01/97  American States Financial Corp   Provide insurance services        3,127.10      3,110.92
06/09/97  09/12/97  Amrion Inc                       Own, op natural foods stores        152.60        152.21
06/09/97  07/15/97  Prime Service Inc                Mnfr compressors, machinery       1,112.00      1,110.54
06/10/97  09/30/97  Numar Corp                       Mnfr oil field machinery            341.60        336.54
06/11/97  10/31/97  Pacific Greystone Corp           Construct residential bldgs         459.30        452.05
06/12/97  10/01/97  Giddings & Lewis Inc             Manufacture malleable iron          703.00        712.16
06/13/97  03/26/97  Bally's Grand Inc                Own, operate hotels                  42.60        667.81
06/16/97  08/29/97  Core Industries Inc              Mnfr structural metal               275.20        317.27
06/16/97  10/10/97  Multicare Cos Inc                Own, op geriatric facilities      1,249.10      1,316.49
06/17/97  07/24/97  McFarland Energy Inc             Oil and gas exploration, prodn      111.20        103.59
06/17/97  07/25/97  Seda Specialty Packaging Corp    Mnfr pvd specialty packaging        182.60        192.18
06/19/97  08/15/97  Advanced Logic Research Inc      Mnfr personal computers             206.80        148.06
06/20/97  03/30/98  Wheelabrator Technologies Inc    Pvd chemical waste mgmt svcs        869.70      3,191.55
06/23/97  10/17/97  Integon Corp                     Provide business finance svcs       517.10        668.02
06/23/97  08/29/97  Tandem Computer Inc              Manufacture personal computers    2,780.40      2,873.86
06/24/97  10/14/97  American Exploration Co          Oil & gas exploration, prodn        275.50        305.83
06/24/97  09/29/97  SMT Health Services Inc          Investment company                   75.60         83.10
06/26/97  11/26/97  Rhone-Poulenc Rorer Inc          Mnfr chemicals and cosmetics      4,831.60     16,358.07
06/30/97  10/09/97  Fusion Systems Corp              Manufacture automotive parts        308.60        278.55
06/30/97  12/23/97  Rykoff-Sexton Inc                Wholesale groceries               1,435.90      1,172.90
          09/23/97  American Filtrona Corp           Whl, mnfr paper, constn material    183.50        137.24
07/03/97  08/05/97  Duty Free International Inc      Own, op airports, airfields         674.60        751.31
07/03/97  08/06/97  Wyle Electronics                 Wholesale petroleum products        633.00        751.33
07/07/97  11/06/97  Cairn Energy USA Inc             Oil and gas exploration, prodn      233.60        279.72
07/07/97  10/21/97  RoTech Medical Corp              Pvd specialty healthcare svcs       918.90        828.27
07/08/97  10/24/97  Equitable of Iowa Cos            Insurance Company                 2,626.40      2,586.78
07/09/97  09/23/97  Control Data Systems Inc         Investment holding company          273.90        176.78
07/09/97  12/23/97  Seaman Furniture Co              Investor Group                       45.60        130.12
07/10/97  11/18/97  Kinetic Concepts Inc             Investor group                      776.70        814.20
07/10/97  12/31/97  Reading & Bates Corp             Pvd contract drilling svcs        2,587.00      2,680.96
07/15/97  10/02/97  DH Technology Inc                Mnfr, whl computer printers         169.50        167.60
07/15/97  10/28/97  Intl Imaging Materials           Mnfr label systems                  244.40        267.86
07/15/97  09/04/97  Ply-Gem Industries Inc           Mnfr AC, building, wood prods       476.30        388.57
07/17/97  10/22/97  Louisiana Land & Exploration     Oil and gas exploration, prodn    2,954.30      2,911.54
07/17/97  09/29/97  Octel Communications Corp        Mnfr telecom equip, software      1,824.80      1,772.96
07/23/97  12/18/97  Alliance Imaging Inc             Investment company                  114.20        205.49
07/24/97  09/15/97  Nellcor Puritan-Bennett          Mnfr diagnostic products          1,858.40      1,833.05
07/28/97  02/02/98  Chips and Technologies Inc       Mnfr, whl microprocessors           422.90        391.35
07/28/97  11/17/97  Cyrix Corp                       Mnfr semiconductors, circuits       566.40        623.21
07/28/97  12/22/97  Freeport-McMoRan Inc             Mnfr phosphate fertilizers          790.70      1,233.54
07/28/97  10/08/97  Regency Health Services Inc      Pvd long-term healthcare svcs       587.90        570.89
07/30/97  09/18/97  Amdahl Corp                      Mnfr semiconductors, computers      924.80      1,563.05
07/30/97  02/02/98  Plasti-Line Inc                  Investor group formed by mgmt        30.70         62.00
07/31/97  09/24/97  Bucyrus International Inc        Pvd fund mgmt & fin adv svcs        193.30        262.15
07/31/97  10/03/97  Delaware Otsego Corp             Investor group                       53.40         62.54
07/31/97  10/23/97  Sterling House Corp              Pvd residential care svcs           170.00        151.79
08/04/97  10/24/97  Columbus Realty Trust            Real estate investment trust        600.00        565.32
08/04/97  12/23/97  Perkins Family Restaurant LP     Own, operate restaurants             76.30        215.01
08/04/97  11/12/97  Sullivan Dental Products Inc     Whl med supplies                    312.80        314.55
08/08/97  12/22/97  Titan Holdings Inc               Insurance holding company           278.10        277.43
08/11/97  12/19/97  Amscan Holdings Inc              Investment company                  334.90        390.42
08/11/97  09/30/97  National Sanitary Supply Co      Wholesale printing paper            155.90        149.31
08/11/97  12/22/97  Vacation Break USA Inc           Construct vacation resorts          178.10        239.94
08/12/97  09/17/97  Isomedix Inc                     Mnfr sterile processing sys         139.80        136.20
08/12/97  03/03/98  LIN Television Corp                Leverage buyout firm              1,960.60    1,988.60

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Week Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date    to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
05/22/97  07/09/98  Chaparral Steel Co (Texas Ind)      20.39          25.25          29.17            5.08            29.17
05/22/97  11/20/97  Mail Boxes, Etc                     39.20          40.99          38.31           52.84            33.27
05/23/97  10/06/97  Palmer Wireless Inc                 45.08          55.56          64.71          (15.15)           27.27
05/27/97  08/08/97  Alamco Inc                           7.69          11.50          16.67           44.83            11.50
05/27/97  12/18/97  HFS Inc                              5.93           2.99           5.23           (3.97)          (12.17)
05/28/97  02/10/98  CommNet Cellular Inc                21.78          28.64          39.81          449.62           605.88
05/28/97  07/03/97  Fibreboard Corp                     15.79          22.22          49.66          120.00            65.41
06/02/97  07/15/97  Acordia Inc (Anthem Inc)            12.68          11.50          25.98          317.39           207.69
06/03/97  01/15/98  Faulding Inc (FH Faulding & Co)     25.58          22.73          45.95          111.76            56.52
06/04/97  07/28/97  Maxis Inc                            2.27           2.27          40.63          (50.55)           18.42
06/06/97  10/14/97  Telco Communications Group Inc      32.91          23.77          26.44                            61.32
06/09/97  10/01/97  American States Financial Corp      45.74          48.62          57.32          104.35            41.89
06/09/97  09/12/97  Amrion Inc                           8.12          19.22          47.04           68.37            43.69
06/09/97  07/15/97  Prime Service Inc                   28.64          29.95          31.28                            60.00
06/10/97  09/30/97  Numar Corp                          90.94          99.35          95.65          126.40           115.62
06/11/97  10/31/97  Pacific Greystone Corp              75.27          83.30          98.45                           110.67
06/12/97  10/01/97  Giddings & Lewis Inc                10.53           9.80           0.60           24.44            46.09
06/13/97  03/26/97  Bally's Grand Inc                   27.88          29.85          31.06           32.70            66.14
06/16/97  08/29/97  Core Industries Inc                 26.58          37.93          49.25           76.99            60.00
06/16/97  10/10/97  Multicare Cos Inc                    9.27          13.71          34.94           38.27            55.56
06/17/97  07/24/97  McFarland Energy Inc                11.58          41.33          44.78           89.04            57.87
06/17/97  07/25/97  Seda Specialty Packaging Corp       31.82          36.47          52.63           40.61            68.12
06/19/97  08/15/97  Advanced Logic Research Inc         29.17          30.53          34.78           87.88            67.57
06/20/97  03/30/98  Wheelabrator Technologies Inc       26.92          28.16          30.69            4.76            15.79
06/23/97  10/17/97  Integon Corp                       173.68          92.59          74.79           30.00            73.33
06/23/97  08/29/97  Tandem Computer Inc                 49.33          51.86          51.86          113.33            99.11
06/24/97  10/14/97  American Exploration Co             12.99          15.03          21.60           28.97            41.87
06/24/97  09/29/97  SMT Health Services Inc              4.44           2.17           8.05           43.69            44.62
06/26/97  11/26/97  Rhone-Poulenc Rorer Inc             22.11          22.79          29.33           44.51            29.12
06/30/97  10/09/97  Fusion Systems Corp                 11.43           9.86          24.30           57.58            50.00
06/30/97  12/23/97  Rykoff-Sexton Inc                   24.40          26.00          27.65           69.81            38.50
          09/23/97  American Filtrona Corp               8.82           2.24           3.38           53.79             3.38
07/03/97  08/05/97  Duty Free International Inc                        39.13          50.00
07/03/97  08/06/97  Wyle Electronics                    16.79          38.41          35.14           52.67            49.25
07/07/97  11/06/97  Cairn Energy USA Inc                22.30          28.97          26.67           (5.84)           13.19
07/07/97  10/21/97  RoTech Medical Corp                 19.79          12.70          22.22           25.61            15.95
07/08/97  10/24/97  Equitable of Iowa Cos               18.52          20.35          21.70           86.30            38.78
07/09/97  09/23/97  Control Data Systems Inc            29.08          30.65          35.00           28.57            31.71
07/09/97  12/23/97  Seaman Furniture Co                 21.46          25.25          21.46           43.14            27.64
07/10/97  11/18/97  Kinetic Concepts Inc                 6.94           7.69           9.22           24.19            32.76
07/10/97  12/31/97  Reading & Bates Corp                16.55          14.52          30.47           53.19            69.09
07/15/97  10/02/97  DH Technology Inc                   57.48          56.25          57.48            6.38            45.99
07/15/97  10/28/97  Intl Imaging Materials              67.35          60.18          64.89           32.69            69.88
07/15/97  09/04/97  Ply-Gem Industries Inc              20.00          16.42          19.08           30.00            48.57
07/17/97  10/22/97  Louisiana Land & Exploration        20.76          25.47          39.98           17.72            48.08
07/17/97  09/29/97  Octel Communications Corp           15.89          37.40          41.31           54.04            87.88
07/23/97  12/18/97  Alliance Imaging Inc                 7.32           3.53          14.29          134.67            44.26
07/24/97  09/15/97  Nellcor Puritan-Bennett             36.12          43.40          57.24           26.67            67.65
07/28/97  02/02/98  Chips and Technologies Inc          25.00          32.08          68.68           77.22           115.38
07/28/97  11/17/97  Cyrix Corp                          30.31          29.54          29.54           97.79            34.66
07/28/97  12/22/97  Freeport-McMoRan Inc                14.35          13.55           5.20          (16.77)            5.21
07/28/97  10/08/97  Regency Health Services Inc         34.35          50.43          43.09          104.65           107.06
07/30/97  09/18/97  Amdahl Corp                          4.97          22.47          25.57                           (49.13)
07/30/97  02/02/98  Plasti-Line Inc                     36.47          36.47          30.34           84.13            65.71
07/31/97  09/24/97  Bucyrus International Inc           33.33          46.94          71.43          108.70            94.59
07/31/97  10/03/97  Delaware Otsego Corp                    0          15.03          17.33          160.28            32.33
07/31/97  10/23/97  Sterling House Corp                 30.36          29.47          40.46           48.69            88.44
08/04/97  10/24/97  Columbus Realty Trust                4.23           4.23           4.51          247.75           191.08
08/04/97  12/23/97  Perkins Family Restaurant LP        28.74          26.55          31.77           17.89             5.66
08/04/97  11/12/97  Sullivan Dental Products Inc        28.85          40.71          66.20          186.70            79.19
08/08/97  12/22/97  Titan Holdings Inc                  15.99          19.06          24.85           57.29            30.26
08/11/97  12/19/97  Amscan Holdings Inc                 36.08          37.50          46.67                            23.36
08/11/97  09/30/97  National Sanitary Supply Co         (6.67)         20.00          47.37
08/11/97  12/22/97  Vacation Break USA Inc              41.57          39.09          95.75           80.18           147.75
08/12/97  09/17/97  Isomedix Inc                         5.81          15.49          13.89           47.75            38.98
08/12/97  03/03/98  LIN Television Corp                 15.85          18.75          18.01

                                                                      Page F-10

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)
--------------------------------------------------------------------------------

Date       Date
Announced Effective Target Name                        Target Business Description     Acquiror Name
---------------------------------------------------------------------------------------------------------------------------------
08/14/97  12/13/97  Allied Capital Commercial Corp     Real estate investment trusts   Allied Capital Lending Corp
08/14/97  12/31/97  Allied Capital Corp                Pvd bus, personal fin svcs      Allied Capital Lending Corp
08/14/97  09/16/97  American Medserve Corp             Wholesale pharmaceuticals       Omnicare Inc
08/14/97  09/24/97  Talbert Medical Management         Own, op medical, dental clinics MedPartners Inc
08/14/97  12/29/97  Tuesday Morning Corp               Own, operate giftware stores    Madison Dearborn Partners
08/14/97  12/05/97  Uniforce Services Inc              Pvd temporary personnel svcs    Comforce Corp
08/18/97  11/04/97  Monterey Resources Inc             Oil and gas exploration, prodn  Texaco Inc
08/21/97  01/14/98  Boston Technology Inc              Mnfr voice processing systems   Comverse Technology Inc
08/25/97  10/21/97  ACC Consumer Finance Corp          Pvd auto financing services     Household International Inc
08/25/97  12/17/97  Mosince Paper Corp                 Manufacture paper               Wausau Paper Mills
08/26/97  12/22/97  Savannah Foods & Industries        Produce sugar, sugar by-prod    Imperial Holly Corp
08/28/97  12/23/97  Evans Withycombe Residential       Real estate investment trust    Equity Residential Pptys Trust
08/28/97  02/25/98  Value Property Trust               Real estate investment trust    Wellsford Real Properties Inc
08/28/97  10/10/97  Versa Technologies Inc             Mnfr rubber components, molds   Applied Power Inc
08/29/97  12/29/97  Rexel Inc                          Whl electrical components       Rexel SA (Pinault-Printemps)
09/03/97  12/30/97  Zytec Corp                         Mnfr electric power supplies    Computer Products Inc
09/04/97  01/09/98  Hudson Foods Inc                   Produce poultry products        Tyson Foods Inc
09/05/97  11/26/97  Medic Computer Systems Inc         Pvd mgmt info sys design svcs   Misys PLC
09/05/97  01/16/98  Technology Modeling Assoc Inc      Dvlp simulation software        Avant! Corp
09/08/97  02/02/98  CompuServe Inc (H&R Block)         Internet service provider       WorldCom Inc
09/08/97  12/31/97  Fuqua Enterprises Inc              Manufacture tanned leather      Graham-Field Health Products
09/10/97  11/28/97  Data Documents Inc                 Manufacture tabulating cards    Corporate Express Inc
09/10/97  12/02/97  Tinsley Laboratories Inc           Mnfr optical instr, lenses      Silicon Valley Group Inc
09/11/97  12/22/97  Fieldcrest Cannon Inc              Mnfr broadwoven fabrics         Pillowtex Corp
09/12/97  12/09/97  Unison Software Inc                Develop network mgmt software   Tivoli Systems Inc (IBM Corp)
09/12/97  01/16/98  WHG Resort & Casino Inc            Own, op resorts and casino      Patriot Amer Hosp/Wyndham Intl
09/12/97  02/25/98  Western National Corp              Insurance holding co            American General Corp
09/15/97  12/19/97  Beacon Properties Corp             Real estate investment trust    Equity Office Properties Trust
09/16/97  11/04/97  All American Communications        Pvd motion picture & video svc  Pearson PLC
09/16/97  02/02/98  Quick & Reilly Group Inc           Securities brokerage firm       Fleet Financial Group Inc, MA
09/18/97  12/16/97  Guaranty National Corp             Insurance company               Orion Capital Corp
09/18/97  12/22/97  USLD Communications Corp           Pvd long distance commun svcs   LCI International Inc
09/19/97  01/16/98  Sterling Electronics Corp          Whl electronic components       Marshall Industries
09/21/97  12/16/97  Computer Data Systems Inc          Design computer program data    Affiliated Computer Services
09/22/97  12/05/97  Washington National Corp           Insurance company               Conseco Inc
09/23/97  01/12/98  Tejas Gas Corp                     Own, op natural gas lines       Shell Oil (Royal Dutch Petro)
09/24/97  11/24/97  Allergan Ligand Retinoid           Manufacture pharmaceuticals     Ligand Pharmaceuticals Inc
09/24/97  12/12/97  Game Financial Corp                Pvd fund access svcs            Travelers Express Co (Viad)
09/24/97  11/28/97  Salomon Inc                        Investment bank, finl advisory  Travelers Group Inc
09/25/97  02/19/98  Talley Industries Inc              Mnfr guided missiles, space veh Carpenter Technology Corp
09/29/97  12/22/97  Graphic Industries Inc             Pvd financial printing svcs     Wallace Computer Services Inc
09/29/97  12/23/97  HPR Inc                            Pvd computer programming svcs   HBO & Co
09/29/97  12/01/97  Morningstar Group Inc              Produce dairy products          Suiza Foods Corp
09/30/97  11/26/97  Arbor Health Care Co               Own and operate nursing homes   AHC Acquisition Corp
10/01/97  01/29/98  Brooks Fiber Properties Inc        Pvd communication installation  WorldCom Inc
10/01/97  09/14/98  MCI Communications Corp            Pvd telecommunication services  WorldCom Inc
10/02/97  04/30/98  Kapson Senior Quarters Corp        Provide residential care svcs   Prometheus Senior Quarters
10/03/97  12/29/97  Natl Health Enhancement Sys        Develop healthcare software     HBO & Co
10/06/97  01/28/98  Caliber Systems Inc                Trucking holding company        FDX Corp
10/06/97  12/19/97  EndoVascular Technologies Inc      Mnfr surgical instruments       Guidant Corp
10/06/97  03/20/98  Orion Network Systems Inc          Pvd Communications svcs         Loral Space & Communications
10/08/97  04/07/98  Associates First Capital Corp      Pvd finance, leasing services   Shareholders
10/09/97  12/23/97  Melamine Chemicals Inc             Manufacture melamine crystal    Borden Chemical Inc (Borden)
10/10/97  11/19/97  Greenfield Industries Inc          Mnfr steel cutting tools        Kennametal Inc
10/13/97  01/22/98  Netcom On-Line Communication       Internet service provider       ICG Communications Inc
10/13/97  12/01/97  Network General Corp               Pvd computer sys design svcs    McAfee Associates Inc
10/15/97  12/04/97  Viewlogic Systems Inc              Dvlp automation software        Synopsys Inc
10/16/97  02/12/98  Omni Insurance Group Inc           Insurance company               Hartford Financial Services
10/17/97  12/29/97  Computational Systems Inc          Manufacture measuring devices   Emerson Electric Co
10/17/97  11/19/97  Exide Electronics Group Inc        Manufacture power supplies      BTR PLC
10/17/97  01/02/98  Infinity Financial Technology      Dvlp financial software         SunGard Data Systems Inc
10/20/97  02/24/98  ITT Corp                           Own and operate hotels          Starwood Hotels & Resorts
10/20/97  03/06/98  Santa Fe Pacific Pipeline          Operate petroleum pipelines     Kinder Morgan Energy Partners
10/20/97  06/24/98  Ticketmaster Group Inc             Own, operate ticket agencies    HSN Inc
10/21/97  01/07/98  International Dairy Queen Inc      Whl dairy desserts, hamburgers  Berkshire Hathaway Inc
10/23/97  12/19/97  Premenos Technology Corp           Develop EDT software            Harbinger Corp

                                                                                         Value of    Enterprise
Date       Date                                        Acquiror                        Transaction    Value
Announced Effective Target Name                        Business Description              ($ mil)      ($ mil)
---------------------------------------------------------------------------------------------------------------------------------
08/14/97  12/13/97  Allied Capital Commercial Corp    Closed-end mgmt investment co     381.30       621.24
08/14/97  12/31/97  Allied Capital Corp               CLosed-end mgmt investment co     130.00       210.64
08/14/97  09/16/97  American Medserve Corp            Whl, retail pharmaceuticals       233.20       240.47
08/14/97  09/24/97  Talbert Medical Management        Pvd medical services to HMO's     189.00
08/14/97  12/29/97  Tuesday Morning Corp              Investors                         298.60       337.36
08/14/97  12/05/97  Uniforce Services Inc             Pvd help supply services          140.70       133.72
08/18/97  11/04/97  Monterey Resources Inc            Oil and gas exploration, prodn  1,435.30     1,320.89
08/21/97  01/14/98  Boston Technology Inc             Mnfr telecommunication equip      873.90       906.34
08/25/97  10/21/97  ACC Consumer Finance Corp         Provide financial services        186.90       219.83
08/25/97  12/17/97  Mosince Paper Corp                Manufacture, wholesale paper      446.30       512.46
08/26/97  12/22/97  Savannah Foods & Industries       Produce sugar                     582.90       609.91
08/28/97  12/23/97  Evans Withycombe Residential      Real estate investment trust      932.40     1,068.03
08/28/97  02/25/98  Value Property Trust              Real estate investment trust      186.60       163.55
08/28/97  10/10/97  Versa Technologies Inc            Mnfr tools, equip, consumables    141.90       140.65
08/29/97  12/29/97  Rexel Inc                         Whl radios, televisions           302.00       647.89
09/03/97  12/30/97  Zytec Corp                        Design, mnfr electronic prod      412.30       428.02
09/04/97  01/09/98  Hudson foods Inc                  Poultry, meat processing          648.40     1,021.87
09/05/97  11/26/97  Medic Computer Systems Inc        Manufacture computers             915.80       882.60
09/05/97  01/16/98  Technology Modeling Assoc Inc     Develop software                  144.30       140.54
09/08/97  02/02/98  CompuServe Inc (H&R Block)        Pvd telecommunication svcs      1,185.90     1,052.17
09/08/97  12/31/97  Fuqua Enterprises Inc             Mnfr medical supply, healthcare   231.00       229.95
09/10/97  11/28/97  Data Documents Inc                Retail office supplies            159.40       212.19
09/10/97  12/02/97  Tinsley Laboratories Inc          Mnfr semiconductor equipment       40.50        40.89
09/11/97  12/22/97  Fieldcrest Cannon Inc             Mnfr, whl home textile products   768.20       787.17
09/12/97  12/09/97  Unison software Inc               Dvlp systems mgmt software        183.00       180.26
09/12/97  01/16/98  WHG Resort & Casino Inc           Real estate investment trust      266.00       169.94
09/12/97  02/25/98  Western National Corp             Insurance holding company       1,215.00     2,340.92
09/15/97  12/19/97  Beacon Properties Corp            Real estate investment trust    4,039.40     3,358.85
09/16/97  11/04/97  All American Communications       Publish newspapers, periodicals   500.20       498.59
09/16/97  02/02/98  Quick & Reilly Group Inc          Bank holding company            1,525.50     1,440.08
09/18/97  12/16/97  Guaranty National Corp            Insurance company; holding co     117.20       647.41
09/18/97  12/22/97  USLD Communications Corp          Pvd telecommunications svcs       402.80       407.07
09/19/97  01/16/98  Sterling Electronics Corp         Whl electronic components         217.60       208.73
09/21/97  12/16/97  Computer Data Systems Inc         Pvd date processing services      383.70       389.58
09/22/97  12/05/97  Washington National Corp          Insurance holding company         424.00       433.68
09/23/97  01/12/98  Tejas Gas Corp                    Oil and gas exploration, prodn  2,165.60     2,203.96
09/24/97  11/24/97  Allergan Ligand Retinoid          Manufacture diagnostic tests       71.40        39.70
09/24/97  12/12/97  Game Financial Corp               Pvd money order issuance svcs      50.60        42.63
09/24/97  11/28/97  Salomon Inc                       Insurance firm                  8,852.10   141,077.45
09/25/97  02/19/98  Talley Industries Inc             Mnfr zirconium, steel products    309.40       264.39
09/29/97  12/22/97  Graphic Industries Inc            Mnfr manifold business forms      424.50       418.75
09/29/97  12/23/97  HPR Inc                           Dvlp healthcare software          389.60       376.01
09/29/97  12/01/97  Morningstar Group Inc             Produce milk, related prod        972.00       932.58
09/30/97  11/26/97  Arbor Health Care Co              Investment holding company        424.20       419.33
10/01/97  01/29/98  Brooks Fiber Properties Inc       Pvd telecommunication svcs      2,532.60     3,112.89
10/01/97  09/14/98  MCI Communications Corp           Pvd telecommunication svcs     41,906.90    43,588.51
10/02/97  04/30/98  Kapson Senior Quarters Corp       Pvd nursing care services         247.40       231.85
10/03/97  12/29/97  Natl Health Enhancement Sys       Devlp healthcare software          97.80        96.52
10/06/97  01/28/98  Caliber Systems Inc               Provide express delivery svcs   2,471.40     2,681.17
10/06/97  12/19/97  EndoVascular Technologies Inc     Mnfr cardiovascular equipment     187.80       190.46
10/06/97  03/20/98  Orion Network Systems Inc         Manufacture satellite equip       425.60     1,265.08
10/08/97  04/07/98  Associates First Capital Corp     Investor Group                 26,624.60    75,189.21
10/09/97  12/23/97  Melamine Chemicals Inc            Mnfr formaldehyde, resins         119.70        87.78
10/10/97  11/19/97  Greenfield Industries Inc         Mnfr metalworking tools           957.00     1,062.17
10/13/97  01/22/98  Netcom On-Line Communication      Pvt telecommunications svcs       269.40       214.02
10/13/97  12/01/97  Network General Corp              Develop network software        1,142.50     1,113.34
10/15/97  12/04/97  Viewlogic Systems Inc             Develop automation software       530.90       492.99
10/16/97  02/12/98  Omni Insurance Group Inc          Provide insurance services        184.70       184.72
10/17/97  12/29/97  Computational Systems Inc         Mnfr appliance componments        158.60       160.45
10/17/97  11/19/97  Exide Electronics Group Inc       Mnfr plastic, rubber,indl prods   583.20       590.91
10/17/97  01/02/98  Infinity Financial Technology     Provide data processing svcs      358.00       347.76
10/20/97  02/24/98  ITT Corp                          Real estate investment trust   13,748.20    13,534.84
10/20/97  03/06/98  Santa Fe Pacific Pipeline         Operate natural gas pipelines   1,473.00     1,352.15
10/20/97  06/24/98  Ticketmaster Group Inc            Operate television stations       413.20       845.30
10/21/97  01/07/98  International Dairy Queen Inc     Property, casualty insurance co   596.90       558.69
10/23/97  12/19/97  Premenos Technology Corp          Dvle elctn commerce software      234.70       211.13

                                                         1 Day      1 Week     4 Weeks   3 Months   1 Year
Date       Date                                         Prior to   Prior to   Prior to   Prior to   Prior to
Announced  Effective Target Business Description       Annc. Date Annc. Date Annc. Date Annc. Date Annc. Date
------------------------------------------------------------------------------------------------------------------------
08/14/97  12/13/97  Allied Capital Commercial Corp        7.49      7.77       10.64      18.18      8.90
08/14/97  12/31/97  Allied Capital Corp                   7.83      7.83        9.10      19.93     23.12
08/14/97  09/16/97  American Medserve Corp                2.49     16.13       25.76
08/14/97  09/24/97  Talbert Medical Management           10.53     18.87       36.96                72.60
08/14/97  12/29/97  Tuesday Morning Corp                 22.70     25.79       11.11     197.03     28.21
08/14/97  12/05/97  Uniforce Services Inc                37.56     37.56       52.62      48.23    101.50
08/18/97  11/04/97  Monterey Resources Inc               39.42     39.42       54.13                30.23
08/21/97  01/14/98  Boston Technology Inc                (0.32)    16.22       10.37     103.42     15.71
08/25/97  10/21/97  ACC Consumer Finance Corp            35.82     34.75       29.64     125.16     96.69
08/25/97  12/17/97  Mosince Paper Corp                   15.62     15.91        5.64      52.89     11.73
08/26/97  12/22/97  Savannah Foods & Industries           8.36     14.89       17.39      65.31     31.71
08/28/97  12/23/97  Evans Withycombe Residential         14.16     21.39       18.88      21.40     22.88
08/28/97  02/25/98  Value Property Trust                 24.99     20.90       18.68      32.00     25.59
08/28/97  10/10/97  Versa Technologies Inc               36.81     33.11       31.33      72.84     72.84
08/29/97  12/29/97  Rexel Inc                            19.21     26.32       21.62      62.16     23.29
09/03/97  12/30/97  Zytec Corp                           45.35     48.22       71.17               283.18
09/04/97  01/09/98  Hudson Foods Inc                     23.49     31.63       28.64      51.64     25.81
09/05/97  11/26/97  Medic Computer Systems Inc            7.69     12.00       25.00      17.15     89.19
09/05/97  01/16/98  Technology Modeling Assoc Inc        29.52     52.81       43.16                36.00
09/08/97  02/02/98  CompuServe Inc (H&R Block)            1.39      2.92        8.36       1.39     16.36
09/08/97  12/31/97  Fuqua enterprises Inc                42.32     52.82       78.75      57.24     81.87
09/10/97  11/28/97  Data Documents Inc                   10.91     14.87       26.13      53.14     26.12
09/10/97  12/02/97  Tinsley Laboratories Inc             96.36     96.36       96.36     301.64    132.53
09/11/97  12/22/97  Fieldcrest Cannon Inc                 1.49      8.58       31.72      86.30     76.62
09/12/97  12/09/97  Unison Software Inc                   9.09     25.00       22.45       4.65    100.00
09/12/97  01/16/98  WHG Resort & Casino Inc              35.08     72.35       78.50               117.30
09/12/97  02/25/98  Western National Corp                 9.58      7.43       14.41      68.88     13.62
09/15/97  12/19/97  Beacon Properties Corp               28.39     30.62       30.85      69.44     45.80
09/16/97  11/04/97  All American                         12.71     41.67       37.84     175.68    100.00
09/16/97  02/02/98  Quick & Reilly Group Inc             18.23     33.10       69.63     103.58     60.91
09/18/97  12/16/97  Guaranty National Corp               10.77     23.87       27.72     125.00     44.00
09/18/97  12/22/97  USLD Communications Corp             18.86     34.13                 120.92     40.10
09/19/97  01/16/98  Sterling Electronics Corp            16.26     30.23       57.01      91.74     69.70
09/21/97  12/16/97  Computer Data Systems Inc            42.54     47.63       73.68     129.64     84.54
09/22/97  12/05/97  Washington National Corp              2.70      4.11       12.24      10.37     17.70
09/23/97  01/12/98  Tejas Gas Corp                       24.09     22.39       33.70      75.71     50.23
09/24/97  11/24/97  Allergan Ligand Retinoid             13.03     11.59        7.83
09/24/97  12/12/97  Game Financial Corp                   4.88      4.88        4.88      10.26     11.69
09/24/97  11/28/97  Salomon Inc                          21.43     24.09       34.60      77.50     44.76
09/25/97  02/19/98  Talley Industries Inc                 6.67     10.98       34.27      54.84     34.27
09/29/97  12/22/97  Graphic Industries Inc                8.75     19.18       34.88     155.88     65.71
09/29/97  12/23/97  HPR Inc                              22.92     24.54       32.38      57.08     30.54
09/29/97  12/01/97  Morningstar Group Inc                14.62     11.48       53.46
09/30/97  11/26/97  Arbor Health Care Co                 15.39     19.60       26.76      92.51     39.53
10/01/97  01/29/98  Brooks Fiber Properties Inc          35.71     58.40       83.65     121.34     93.47
10/01/97  09/14/98  MCI Communications Corp              65.17     63.55       58.10      96.15     20.35
10/02/97  04/30/98  Kapson Senior Quarters Corp          (0.86)     9.43        1.75      45.00     34.88
10/03/97  12/29/97  Natl Health Enhancement Sys          16.69     41.48      121.93      76.88     85.57
10/06/97  01/28/98  Caliber Systems Inc                  13.90     19.72       42.57     284.73     68.28
10/06/97  12/19/97  EndoVascular Technologies Inc        22.14     22.14       73.91      56.86     87.13
10/06/97  03/20/98  Orion Network Systems Inc            20.16     27.94       32.62      91.91     68.16
10/08/97  04/07/98  Associates First Capital Corp        32.67     36.32       31.24      96.48     39.00
10/09/97  12/23/97  Melamine Chemicals Inc               70.83     72.63       70.83     177.97     46.43
10/10/97  11/19/97  Greenfield Industries Inc            19.69     26.67       44.08      35.71     34.22
10/13/97  01/22/98  Netcom On-Line Communication         49.75     70.94       78.52      51.00     64.73
10/13/97  12/01/97  Network General Corp                 19.65     25.27       42.72
10/15/97  12/04/97  Viewlogic Systems Inc                24.44     25.14       29.48     215.49     82.11
10/16/97  02/12/98  Omni Insurance Group Inc             78.87     75.78      130.91     252.78    154.00
10/17/97  12/29/97  Computational Systems Inc            45.08     48.25       62.47      91.29    101.02
10/17/97  11/19/97  Exide Electronics Group Inc         125.24    133.17      149.46     146.81     30.34
10/17/97  01/02/98  Infinity Financial Technology        19.00     17.93       17.40                (0.09)
10/20/97  02/24/98  ITT Corp                             94.29     98.25       95.40      98.83     34.12
10/20/97  03/06/98  Santa Fe Pacific Pipeline            31.82     33.24       38.56      51.64     34.27
10/20/97  06/24/98  Ticketmaster Group Inc               32.00     28.43       56.32                68.51
10/21/97  01/07/98  International Dairy Queen Inc        11.92      9.09        9.37      35.00      8.54
10/23/97  12/19/97  Premenos Technology Corp             55.20     49.12       27.82       8.63    117.26


Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------

Date      Date
Announced Effective Target Name                    Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
10/23/97  04/02/98  Universal Outdoor Holdings Inc Pvd outdoor advertising svcs     Clear Channel Communications
10/29/97  01/30/98  Carson Pirie Scott & Co        Own, op department stores        Proffitt's Inc
10/31/97  03/12/98  ILC Technology Inc             Mnfr high intensity lamps        BEC Group Inc
10/31/97  02.27/98  Xpedite Systems Inc            Pvd enhanced fax services        Premiere Technologies Inc
11/03/97  03/24/98  Oregon Metallurgical Corp      Mnfr, whl titanium               Allegheny Teledyne Inc
11/03/97  01/09/98  Sequana Therapeutics           Mnfr diagnostic substances       Arris Pharmaceuticals Corp
11/04/97  05/20/98  Safety-Kleen Corp (Laidlaw)    Pvd vehicular cleaning svcs      Laidlaw Environmental Services
11/05/97  01/16/98  Mac Frugal's Bargains          Whl, ret general merchandise     Consolidated Stores Corp
11/07/97  03/10/98  Quality Food Centers Inc       Own and operate supermarkets     Fred Meyer Inc
11/11/97  02/11/98  Healthdyne Technologies Inc    Mnfr specialized med devices     Respironics Inc
11/13/97  03/25/98  Chartwell Leisure Inc          Own, op hotels and motels        Investor Group
11/13/97  03/11/98  Hugoton Energy Corp            Oil and gas exploration prodn    Chesapeake Energy Corp
11/17/97  02/26/98  Grantic Financial Inc          Pvd business credit services     Fidelity National Financial
11/18/97  01/08/98  Jackson Hewitt                 Pvd tax preparation services     Cendant Corp
11/19/97  02/27/98  Amati Communications Corp      Mnfr data communications equip   Texas Instruments Inc
11/19/97  04/01/98  Renal Treatment Centers Inc    Own, op kidney dialysis centers  Total Renal Care Holdings Inc
11/19/97  08/12/98  Telemundo Group Inc            Own. op Spanish TV stations      Investor Group
11/21/97  01/28/98  BDM International Inc          Pvd comp info technology svcs    TRW Inc
11/24/97  03/30/98  MAPCO Inc                      Gas utility, petro refining      Williams Cos Inc
11/26/97  04/23/98  ACC Corp                       Pvd telecommunications svcs      Teleport Communications Group
11/26/97  02/25/98  Universal Hospital Services    Pvd med equip rental services    Investor Group
11/28/97  12/30/97  Deflecta-Shield Corp           Mnfr truck accessories           Lund International Holdings
12/01/97  02/19/98  Raptor Systems Inc             Develop security mgmt software   AXENT Technologies Inc
12/02/97  06/02/98  Interstate Hotels Co           Own, op hotels and motels        Patriot Amer Hosp/Wyndam Ind
12/11/97  01/20/98  TriMas Corp                    Mnfr specialty closures, caps    MascoTech Inc
12/12/97  05/29/98  Lukens Inc                     Mnfr steel plates                Bethlehem Steel Corp
12/15/97  03/27/98  Gulf South Medical Supply Inc  Wholesale medical supplies       Physician Sales & Services Inc
12/15/97  05/01/98  Piper Jaffray Cos              Investment bank; holding co      U.S. Bancorp, Minneapolis, MN
12/15/97  03/02/98  Sano Corp                      Mnfr pharmaceuticals             Elan Corp PLC
12/16/97  05/08/98  Ambassador Apartments Inc      Real estate investment trust     Apartment Investment & Mgmt Co
12/16/97  01/30/98  Spine-Tech Inc                 Mnfr spinal implants             Sulzer Medical (Gebrueder Sulzer)
12/17/97  04/08/98  Oasis Residential Inc          Real estate investment trust     Camden Property Trust
12/17/97  01/23/98  Suburban Ostomy Supply Co Inc  Whl medical and hospital equip   InvaCare Corporation
12/19/97  03/30/98  ASR Investments Corp           Real estate investment trust     United Dominion REalty Tr Inc
12/19/97  06/17/98  Chemi-Trol Chemical Co         Mnfr steel pressure tanks        Harsco Corp
12/19/97  04/20/98  Continental Homes Holding      Construct, design homes          DR Horton Inc
12/19/97  05/01/98  IPC Information Systems Inc    Mnfr telecommunications equip    Cable Systems International
12/19/97  06/04/98  Panavision Inc                 Mnfr camera systems              Mafco Holdings Inc
12/19/97  01/20/98  Showboat Inc                   Own, operate hotel casinos       Harrah's Entertainment
12/19/97  01/27/98  Software Artistry Inc          Develop help-desk software       Tivoli Systems Inc (IBM Corp)
12/19/97  02/03/98  Synmetrics Industries Inc      Mnfr communications equip        Tel-Save Holdings
12/22/97  05/21/98  Dynatech Corp                  Mnfr test, analysis products     Investor Group
12/22/97  09/30/98  Essex County Gas               Gas utility                      Eastern Enterprises
12/23/97  04/01/98  Union Corp                     Pvd adjustment collection svcs   Outsourcing Solutions Inc
01/01/98  07/31/98  GoodMark Foods Inc             Produce meat snacks              ConAgra Inc
01/05/98  07/17/98  La Quinta Inns Inc             Own, op motor inns               Medtrust Acquisition Co
01/06/98  04/01/98  Schult Homes Corp              Manufacture mobile homes         Oakwood Homes Corp
01/08/98  07/23/98  Teleport Communications Group  Pvd telecommunication services   AT&T Corp
01/12/98  02/19/98  Computer Language Research Inc Dvlp tax processing software     Research Institute of America
01/14/98  06/01/98  Continental Can Co Inc         Mnfr metal, plastic cans         Suiza Foods Corp
01/14/98  06/19/98  Price REIT Inc                 Real estate investment trust     Kimco Realty Corp
01/19/98  04/24/98  USF&G Corp                     Insurance holding company        St Paul Cos Inc
01/20/98  10/05/98  Buttrey Food and Drug Stores   Own, op supermarkets, drug store Albertson's Inc
01/20/98  04/16/98  NACT Telecommunications (GST)  Pvd telephone commun svcs        World Access Inc
01/20/98  05/27/98  Regal Cinemas Inc              Pvd movie exhibition services    Investor Group
01/21/98  05/22/98  Thermadyne Holdings Corp       Mnfr welding equip, indl mach    DLJ Merchant Bkg Partners II
01/23/98  04/13/98  Handy & Harman                 Mnfr, whl metal wire, cable      WHX Corp
01/26/98  06/11/98  Digital Equipment Corp         Mnfr computers, equip            Compaq Computer Corp
01/27/98  03/03/98  State of the Art Inc           Develop financial software       Sage Group PLC
02/02/98  03/27/98  BGS Systems Inc                Develop utilities software       BMC Software Inc
02/02/98  04/20/98  Source Services Corp           Provide help supply services     Romac International Inc
02/04/98  03/20/98  Industrial Acoustics Inc       Mnfr noise reducing products     IAC Holdings Corp
02/09/98  03/31/98  Arbor Drugs Inc                Own, operate drug stores         CVS Corp
02/09/98  06/15/98  Culligan Water Technologies    Mnfr, whl purification products  United States Filter Corp
02/09/98  04/16/98  Summit Care Corp               Provide nursing services         Fountain View (Heritage)
02/10/98  06/04/98  Illinois Central Corp          Railroad transportation svcs     Canadian National Railway Co

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Value of         Enter-
                                                                                      Trans-           prise
Date      Date                                      Acquiror                          action           Value
Announced Effective Target Name                     Business Description              ($ mil)          ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
10/23/97  04/02/98  Universal Outdoor Holdings Inc Own, op TV, radio bdscstg station   1,627.80        1,729.53
10/29/97  01/30/98  Carson Pirie Scott & Co        Own and operate dept stores           867.70          992.38
10/31/97  03/12/98  ILC Technology Inc             Mnfr, whl eyeglass lenses, frame      130.80          135.55
10/31/97  02.27/98  Xpedite Systems Inc            Pvd computer telephony svcs           496.40          468.79
11/03/97  03/24/98  Oregon Metallurgical Corp      Mnfr specialty materials, metal       557.20          566.80
11/03/97  01/09/98  Sequana Therapeutics           Manufacture synthetic drugs           169.40          169.97
11/04/97  05/20/98  Safety-Kleen Corp (Laidlaw)    Pvd waste removal svcs              1,804.00        2,054.95
11/05/97  01/16/98  Mac Frugal's Bargains          General merchandise ret stores        994.10        1,040.90
11/07/97  03/10/98  Quality Food Centers Inc       Own, operate department stores      1,703.40        1,671.77
11/11/97  02/11/98  Healthdyne Technologies Inc    Mnfr, whl respiratory prod            341.90          344.16
11/13/97  03/25/98  Chartwell Leisure Inc          Investor group                        240.80          272.75
11/13/97  03/11/98  Hugoton Energy Corp            Oil and gas exploration, prodn        377.00          377.46
11/17/97  02/26/98  Grantic Financial Inc          Title insurance company               132.40          151.93
11/18/97  01/08/98  Jackson Hewitt                 Provide discount club svcs            468.20          442.64
11/19/97  02/27/98  Amati Communications Corp      Mnfr semiconductors, computers        459.80          463.30
11/19/97  04/01/98  Renal Treatment Centers Inc    Pvd kidney dialysis services        1,362.60        1,457.03
11/19/97  08/12/98  Telemundo Group Inc            Investor group                        521.40          710.48
11/21/97  01/28/98  BDM International Inc          Elec equip, credit reporting          888.00          923.01
11/24/97  03/30/98  MAPCO Inc                      Gas utility                         2,634.10        3,405.65
11/26/97  04/23/98  ACC Corp                       Pvd telecommunication services        906.80          930.23
11/26/97  02/25/98  Universal Hospital Services    Investor group                        133.00          122.73
11/28/97  12/30/97  Deflecta-Shield Corp           Mnfr automobile parts                  89.80           87.26
12/01/97  02/19/98  Raptor Systems Inc             Develop software                      253.70          225.83
12/02/97  06/02/98  Interstate Hotels Co           Real estate investment trust        2,055.90        2,095.27
12/11/97  01/20/98  TriMas Corp                    Mnfr motor vehicle components         911.70        1,384.00
12/12/97  05/29/98  Lukens Inc                     Manufacture steel products            700.20          751.93
12/15/97  03/27/98  Gulf South Medical Supply Inc  Wholesale medical equipment           678.90          629.50
12/15/97  05/01/98  Piper Jaffray Cos              Bank holding company                  767.80          991.44
12/15/97  03/02/98  Sano Corp                      Mnfr drug delivery systems            396.80          395.98
12/16/97  05/08/98  Ambassador Apartments Inc      real estate investment trust          663.00          620.98
12/16/97  01/30/98  Spine-Tech Inc                 Mnfr medical implants                 621.10          618.51
12/17/97  04/08/98  Oasis Residential Inc          Real estate investment trust          395.20          825.51
12/17/97  01/23/98  Suburban Ostomy Supply Co Inc  Mnfr surgical, medical supplies       130.80          128.54
12/19/97  03/30/98  ASR Investments Corp           real estate investment trust          277.00          264.20
12/19/97  06/17/98  Chemi-Trol Chemical Co         Mnfr scaffolding, pipes                46.10           55.83
12/19/97  04/20/98  Continental Homes Holding      Construct residential bldgs           590.20          569.49
12/19/97  05/01/98  IPC Information Systems Inc    Mnfr telecommun equip                 201.70          252.03
12/19/97  06/04/98  Panavision Inc                 Mnfr toilet preparation               296.60           np
12/19/97  01/20/98  Showboat Inc                   Own, op hotel casinos               1,147.60          987.48
12/19/97  01/27/98  Software Artistry Inc          Dvlp systems mgmt software            201.90          190.51
12/19/97  02/03/98  Synmetrics Industries Inc      ,Pvd telecommunications svcs           25.00           31.51
12/22/97  05/21/98  Dynatech Corp                  Investor group                        762.90          783.40
12/22/97  09/30/98  Essex County Gas               Gas utility holding company            79.20          117.58
12/23/97  04/01/98  Union Corp                     Pvd outsourcing svcs                  193.00          202.64
01/01/98  07/31/98  GoodMark Foods Inc             Produce meats, eggs, cooking oil      217.80          230.60
01/05/98  07/17/98  La Quinta Inns Inc             Real estate investment trust        2,907.50        3,040.50
01/06/98  04/01/98  Schult Homes Corp              Mnfr, ret factory-built homes         101.40          104.04
01/08/98  07/23/98  Teleport Communications Group  Own, op telecommunications sys     11,187.70        4,612.51
01/12/98  02/19/98  Computer Language Research Inc Publish tax law information           325.40          320.43
01/14/98  06/01/98  Continental Can Co Inc         Produce milk, related prod            330.50          334.44
01/14/98  06/19/98  Price REIT Inc                 Real estate investment trust          870.60          804.79
01/19/98  04/24/98  USF&G Corp                     Insurance holding company           3,782.20        3,382.59
01/20/98  10/05/98  Buttrey Food and Drug Stores   Supermarkets, department stores       139.20          175.71
01/20/98  04/16/98  NACT Telecommunications (GST)  Pvd telecommunication services         53.10          144.63
01/20/98  05/27/98  Regal Cinemas Inc              Investor group                      1,462.70        1,408.72
01/21/98  05/22/98  Thermadyne Holdings Corp       Merchant banking firm                 790.00          742.65
01/23/98  04/13/98  Handy & Harman                 Mnfr steel and steel prods            625.10          613.20
01/26/98  06/11/98  Digital Equipment Corp         Manufacture personal computers      9,123.70           8,620
01/27/98  03/03/98  State of the Art Inc           Dvlp, whl accounting software         245.20          244.44
02/02/98  03/27/98  BGS Systems Inc                Develop software                      306.90          288.51
02/02/98  04/20/98  Source Services Corp           Pvd specialty staffing svcs           454.40          431.09
02/04/98  03/20/98  Industrial Acoustics Inc       Investment company                     25.30           48.96
02/09/98  03/31/98  Arbor Drugs Inc                Own and operate drug stores         1,423.30          957.18
02/09/98  06/15/98  Culligan Water Technologies    Mnfr water treatment equip          1,474.30        1,927.57
02/09/98  04/16/98  Summit Care Corp               Own, op healthcare facilities         275.10          276.92
02/10/98  06/04/98  Illinois Central Corp          Pvd railroad services               2,931.00        2,996.58

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Week Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date    to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
10/23/97  04/02/98  Universal Outdoor Holdings Inc     2.32           5.17            20.46           20.65             21.75
10/29/97  01/30/98  Carson Pirie Scott & Co           38.83          39.30            31.80          109.29             56.87
10/31/97  03/12/98  ILC Technology Inc               108.72         107.62           108.72          125.56            128.19
10/31/97  02.27/98  Xpedite Systems Inc               69.02          73.02            68.05           78.29             73.02
11/03/97  03/24/98  Oregon Metallurgical Corp         45.50          61.66            40.62            9.12             35.05
11/03/97  01/09/98  Sequana Therapeutics              44.00          47.27            23.43            6.23             82.54
11/04/97  05/20/98  Safety-Kleen Corp (Laidlaw)       26.16          38.06            47.32
11/05/97  01/16/98  Mac Frugal's Bargains              2.92          18.49            23.46           62.78             33.31
11/07/97  03/10/98  Quality Food Centers Inc          13.86          23.43            27.96           46.76             42.28
11/11/97  02/11/98  Healthdyne Technologies Inc       44.36          40.15            44.36          166.67             44.36
11/13/97  03/25/98  Chartwell Leisure Inc             11.29           4.55            11.29           25.45             12.20
11/13/97  03/11/98  Hugoton Energy Corp                7.68          11.04            26.91           52.34             12.25
11/17/97  02/26/98  Grantic Financial Inc             89.79          89.79            87.61          155.00             87.59
11/18/97  01/08/98  Jackson Hewitt                    26.51          21.70            47.83        1,600.00            156.60
11/19/97  02/27/98  Amati Communications Corp         31.69          44.14            13.48           13.58             26.48
11/19/97  04/01/98  Renal Treatment Centers Inc      8.63           17.04            26.87         64.55             16.63
11/19/97  08/12/98  Telemundo Group Inc               19.66          29.07            24.96           47.72             30.76
11/21/97  01/28/98  BDM International Inc             31.11          43.47            38.01           19.19             13.46
11/24/97  03/30/98  MAPCO Inc                         21.05          35.99            43.66           36.24             53.83
11/26/97  04/23/98  ACC Corp                          14.94          19.05            84.33           65.29             71.67
11/26/97  02/25/98  Universal Hospital Services       29.17          29.17            25.25           67.57             26.53
11/28/97  12/30/97  Deflecta-Shield Corp              33.33          33.33            77.78           82.86             70.67
12/01/97  02/19/98  Raptor Systems Inc                 5.40          20.73            16.49          (24.55)            22.40
12/02/97  06/02/98  Interstate Hotels Co               2.56           8.70            27.39           45.63             30.15
12/11/97  01/20/98  TriMas Corp                       12.65           9.96            18.97           42.27             13.58
12/12/97  05/29/98  Lukens Inc                        92.00          94.33            69.61           64.38             48.61
12/15/97  03/27/98  Gulf South Medical Supply Inc     38.50          21.97            16.04           36.44             49.07
12/15/97  05/01/98  Piper Jaffray Cos                 25.21          24.17            54.01          132.81             44.66
12/15/97  03/02/98  Sano Corp                         52.71          42.64            95.13          105.08             71.32
12/16/97  05/08/98  Ambassador Apartments Inc          4.44           5.42             5.42            4.10            (13.30)
12/16/97  01/30/98  Spine-Tech Inc                    14.29          52.94            55.81          121.28             16.20
12/17/97  04/08/98  Oasis Residential Inc              9.47          10.72             7.95           12.32             (2.60)
12/17/97  01/23/98  Suburban Ostomy Supply Co Inc      8.05          13.25            13.25            2.17             22.08
12/19/97  03/30/98  ASR Investments Corp               4.38           1.09             2.56            3.76             (5.16)
12/19/97  06/17/98  Chemi-Trol Chemical Co            61.40          61.40            64.29          113.95             75.24
12/19/97  04/20/98  Continental Homes Holding         26.28          27.64            35.97          114.69             61.02
12/19/97  05/01/98  IPC Information Systems Inc       14.29          31.25            14.29          182.35            100.00
12/19/97  06/04/98  Panavision Inc                                    3.42            19.10           24.71             21.14
12/19/97  01/20/98  Showboat Inc                                     66.78            62.91           67.35             50.46
12/19/97  01/27/98  Software Artistry Inc                            61.98            57.43          237.93             67.52
12/19/97  02/03/98  Synmetrics Industries Inc                        36.36           172.73          110.53            114.29
12/22/97  05/21/98  Dynatech Corp                     29.93          37.16            29.93          (41.41)           (42.38)
12/22/97  09/30/98  Essex County Gas                  26.56          55.46            61.17           97.44             74.73
12/23/97  04/01/98  Union Corp                        14.55          13.51            23.53           41.57             29.90
01/01/98  07/31/98  GoodMark Foods Inc                54.49          75.88            69.36           73.21             68.12
01/05/98  07/17/98  La Quinta Inns Inc                28.40          35.95            35.95           41.50             47.00
01/06/98  04/01/98  Schult Homes Corp                  1.12          10.43            19.21           15.51             25.00
01/08/98  07/23/98  Teleport Communications Group     (2.45)          1.72            16.96           76.12             20.38
01/12/98  02/19/98  Computer Language Research Inc    60.71          62.16            69.81          767.47          1,025.00
01/14/98  06/01/98  Continental Can Co Inc            45.83          74.37            71.16          198.35             72.98
01/14/98  06/19/98  Price REIT Inc                    13.48          14.33            18.21           26.42             17.50
01/19/98  04/24/98  USF&G Corp                        18.19          22.47            14.51           18.55             17.52
01/20/98  10/05/98  Buttrey Food and Drug Stores      44.19          44.19            47.62           89.31             39.33
01/20/98  04/16/98  NACT Telecommunications (GST)     12.00          12.45            16.67                             20.69
01/20/98  05/27/98  Regal Cinemas Inc                 14.29          10.71            34.78           29.17             19.23
01/21/98  05/22/98  Thermadyne Holdings Corp          19.48          21.05            18.46           30.19             15.72
01/23/98  04/13/98  Handy & Harman                     8.67          14.63             1.62          118.60             30.56
01/26/98  06/11/98  Digital Equipment Corp            32.06          50.25            62.45           61.07             25.65
01/27/98  03/03/98  State of the Art Inc              33.33          35.39            35.39           57.14             38.58
02/02/98  03/27/98  BGS Systems Inc                   23.29          32.35            42.86           57.89             37.93
02/02/98  04/20/98  Source Services Corp              51.12          56.69            50.24          140.98             59.65
02/04/98  03/20/98  Industrial Acoustics Inc              0           4.76            10.00            2.33             10.00
02/09/98  03/31/98  Arbor Drugs Inc                    1.86          14.12            18.13           82.45             30.81
02/09/98  06/15/98  Culligan Water Technologies       57.49          62.89            27.35           56.96             43.47
02/09/98  04/16/98  Summit Care Corp                  14.29          31.25            37.71           97.65             27.27
02/10/98  06/04/98  Illinois Central Corp             10.64          20.00            18.86           17.74              8.71

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------

Date      Date
Announced Effective Target Name                    Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
02/11/98  06/10/98  MTL Inc                        Pvd tank truck carrier svcs     Sombrero Acquisition Corp
02/11/98  05/20/98  Waverly Inc                    Publish books, periodicals      Wotlers Kluwer NV
02/16/98  08/04/98  Coherent Communications Sys    Mnfr voice enhancement prods    Tellabs Inc
02/17/98  05/27/98  Devon Group Inc                Pvd graphic arts services       Applied Graphics Technologies
02/17/98  06/11/98  Zurn Industries Inc            Mnfr environmental equipment    US Industries Inc
02/18/98  06/27/98  Republic Automotive Parts Inc  Mnfr, who automotive parts      Keystone Automotive Inds Inc
02/19/98  04/21/98  Mastering Inc                  Provide computer training svcs  PLATINUM Technology Inc
02/23/98  06/30/98  Money Store Inc.               Provide mtg svcs, loans         First Union Corp, Charlotte, NC
02/23/98  04/28/98  Trusted Information Systems    Develop security software       Network Associates Inc
02/24/98  04/06/98  Wonderware Corp                Dvlp process control software   Siehe PLC
02/26/98  09/30/98  Dresser Industries Inc         Mnfr oil & gas field machinery  Halliburton Co
03/02/98  08/03/98  Benchmarq Microelectronics Inc Mnfr microprocessors            Unitrode Corp
03/02/98  08/17/98  DeepTech International         Oil and gas exploration, prodn  El Paso Natural Gas Co
03/02/98  05/19/98  Scopus Technology Inc          Dvlp Client/server software     Siebel Systems Inc
03/03/98  05/27/98  EVI Weatherford Inc            Provide oil field services      EVI Inc
03/05/98  05/20/98  XL Connect Solutions Inc       Pvd integrated sys design svcs  Xerox Corp
03/06/98  07/31/98  Alumax Inc                     Mnfr aluminum products          Aluminum Co of America (Alcoa)
03/09/98  06/05/98  LCI International Inc          Pvd telecommunications svcs     Qwest Communications Corp

03/09/98  06/25/98  PriCellular Corp               Pvd cellular telephone svcs     American Cellular Corp
03/10/98  06/05/98  Portec Inc                     Mnfr railroad track components  J Richard Industries Inc
03/11/98  07/16/98  Waste Management Inc           Pvd chemical waste mgmt svcs    USA Waste Services Inc
03/12/98  04/20/98  Metromail Corp                 Pvd direct-mail advg svcs       Great Universal Stores PLC
03/13/98  07/31/98  MedCath Inc                    Pvd cardiology related svcs     Investor Group
03/16/98  08/03/98  American General Hospitality   Real estate investment trust    CapStar Hotel Co
03/16/98  05/28/98  Logic Works Inc                Develop client/server software  PLATINUM Technology Inc
03/16/98  07/01/98  360 Communications Co          Pvd telecommunication svcs      ALLTEL Corp
03/17/98  07/31/98  BET Holdings Inc               Own and operate TV stations     Investor Group
03/17/98  05/27/98  ForeFront Group Inc            Develop software                CBT Group PLC
03/18/98 06/30/98   Medusa Corp                    Manufacture cement              Southdown Inc
03/24/98  08/17/98  Insilco Corp                   Mnfr auto, elec, & electn parts DLJ Merchant Bkg Partners II
03/24/98  06/24/98  Walsh International Inc        Provide programming svcs        Cognizant Corp
03/27/98  07/01/98  Grand Prix Assoc Of Long Beach Own, op motorsport facilities   Dover Downs Entertainment Inc
03/27/98  07/15/98  Intl Specialty Prods           Mnfr speciality chemicals       ISP Holdings Inc
03/30/98  05/11/98  Children's Discovery Centers   Operate child care centers      Knowledge Beginnings Inc
04/02/98  06/30/98  Security Capital Atlantic Inc  Real estate investment trust    Security Capital Pacific Trust
04/06/98  07/10/98  MoneyGram Payment Systems Inc  Pvd money wire transfer svcs    Viad Corp
04/06/98  07/31/98  Zero Corp                      Manufacture metal encasements   Applied Power Inc
04/07/98  06/30/98  Beneficial Corp                Pvd consumer financing svcs     Household International Inc.
04/07/98  06/30/98  Green Tree Financial Corp      Pvd consumer, coml finance svcs Conseco Inc
04/08/98  05/19/98  Blessings Corp                 Mnfr plastic film products      Huntsman Packaging Corp
04/09/98  07/27/98  Claremont Technology Group Inc Pvd comp integrated sys svc     Complete Business Solutions
04/09/98  05/15/98  Dart Group Corp                Own, operate auto part stores   Richfood Holdings Inc
04/13/98  07/31/98  Mariner Health Group Inc       Provide sub-acute care svcs     Paragon Health Network Inc
04/15/98  08/11/98  Harborside Healthcare Corp     Pvd long-term med services      Investcorp
04/16/98  09/28/98  Award Software International   Develop software                Phoenix Technologies Ltd
04/17/98  07/21/98  XcelleNet Inc                  Dvlp remote computing software  Sterling Commerce Inc
04/20/98  09/15/98  Atria Communities Inc          Provide residential care svcs   Kapson Senior Quarters Corp
04/21/98  08/25/98  PCA International Inc          Pvd photo processing services   Investor Group
04/21/98  06/24/98  Tracor Inc                     Mnfr defense electronics        General Electric Co PLC
04/27/98  07/09/98  Fluke Corp                     Mnfr electronic test equipment  Danaher Corp
04/27/98  08/30/98  Vitalink Pharmacy Services Inc Pvd health and allied svcs      Genesis Health Ventures Inc
04/27/98  06/01/98  Yuric Systems Inc              Mnfr communications equip       Lucent Technologies Inc
04/29/98  08/14/98  Neurex Corp                    Mnfr, whl biopharmaceuticals    Elan Corp PLC
05/04/98  07/09/98  Echlin Inc                     Mnfr, whl automotive parts      Dana Corp
05/04/98  06/29/98  Union Texas Petroleum Holdings Oil and gas exploration, prodn  ARCO
05/06/98  08/06/98  Mountbatten Inc                Surety insurance company        Fidelity & Deposit Co of MD
05/08/98  06/15/98  Authentic Specialty Foods Inc  Whl, mnfr Mexican foods         Agrobios (Desc SA de CV)
05/13/98  06/26/98  Sage Laboratories Inc          Mnfr electronic components      Filtronic Comick PLC
05/14/98  09/25/98  New Plan Realty Trust          Real estate investment trust    Excel Realty Trust Inc
05/18/98  08/19/98  Mercantile Stores Co Inc       Own, op department stores       Dillard's Inc
05/18/98  08/07/98  RP Scherer Corp                Mnfr soft gelatin capsules      Cardinal Health Inc
05/18/98  08/26/98  Viking Office Products Inc     Whl. retail office products     Office Depot Inc.
05/25/98  10/01/98  US Surgical Corp               Manufacture surgical staples    Tyco International Ltd
05/26/98  08/24/98  Hyperion Software Corp         Develop software                Arbor Software Corp
05/27/98  09/17/98  May & Speh Inc                 Pvd computer-based direct mktg  Acxioin Corp
05/28/98  07/07/98  Donnelley Enterprise Solutions Pvd info management services    Bowne & Co Inc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Value of         Enter-
                                                                                      Trans-           prise
Date      Date                                      Acquiror                          action           Value
Announced Effective Target Name                     Business Description              ($ mil)          ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
02/11/98  06/10/98  MTL Inc                          Investment company                  250.10         250.36
02/11/98  05/20/98  Waverly Inc                      Publish newspapers,books            375.60         390.05
02/16/98  08/04/98  Coherent Communications Sys      Mnfr voice data transport sys       664.30         514.18
02/17/98  05/27/98  Devon Group Inc                  Pvd digital prepress services       474.40          25.32
02/17/98  06/11/98  Zurn Industries Inc              Mfnr consumer building prods        790.80         699.54
02/18/98  06/27/98  Republic Automotive Parts Inc    Whl auto parts and supplies          62.80          85.90
02/19/98  04/21/98  Mastering Inc                    Develop integrated software         198.70         180.54
02/23/98  06/30/98  Money Store Inc.                 Commercial bank holding co        2,215.20       3,631.37
02/23/98  04/28/98  Trusted Information Systems      Develop network software            322.10         255.45
02/24/98  04/06/98  Wonderware Corp                  Mnfr appliance controls            362.70         343.26
02/26/98  09/30/98  Dresser Industries Inc           Mnfr oil field machinery          7,783.20       8,429.13
03/02/98  08/03/98  Benchmarq Microelectronics Inc   Mnfr semiconductors, capacitors     150.60         145.10
03/02/98  08/17/98  DeepTech International           Oil and gas exploration, prodn      375.40         526.65
03/02/98  05/19/98  Scopus Technology Inc            Dvlp sales automation software      490.70         455.88
03/03/98  05/27/98  EVI Weatherford Inc              Mnfr oil field products           2,670.70       2,826.43
03/05/98  05/20/98  XL Connect Solutions Inc         Mnfr business machine; fin co        88.00         348.57
03/06/98  07/31/98  Alumax Inc                       manufacture aluminum products     3,944.20       3,698.41
03/09/98  06/05/98  LCI International Inc            Pvd telephone commun svcs         4,401.40       4,808.21
03/09/98  06/25/98  PriCellular Corp                 Pvd cellular common services      1,385.20       1,070.55
03/10/98  06/05/98  Portec Inc                       Investment firm                      76.50          79.77
03/11/98  07/16/98  Waste Management Inc             Pvd waste disposal services      13,313.60      19,980.86
03/12/98  04/20/98  Metromail Corp                   Own, op mail order house            837.90         830.34
03/13/98  07/31/98  MedCath Inc                      Investor group                      227.80         354.05
03/16/98  08/03/98  American General Hospitality     Own, operate hotels               1,211.80         979.19
03/16/98  05/28/98  Logic Works Inc                  Develop integrated software         212.90         190.35
03/16/98  07/01/98  360 Communications Co            Pvd telecommunication svcs        5,948.60       6,021.37
03/17/98  07/31/98  BET Holdings Inc                 Investor group                      462.30         768.07
03/17/98  05/27/98  ForeFront Group Inc              Dev educational software            147.50         127.13
03/18/98 06/30/98   Medusa Corp                      Mnfr cement; limestone mining     1,052.50       1,084.12
03/24/98  08/17/98  Insilco Corp                     Merchant banking firm               425.30         446.51
03/24/98  06/24/98  Walsh International Inc          pvd information services            176.80         179.22
03/27/98  07/01/98  Grand Prix Assoc Of Long Beach   Own, op race track, casinos          91.00         114.96
03/27/98  07/15/98  Intl Specialty Prods             Mnfr industrial chemicals           324.50       2,125.81
03/30/98  05/11/98  Children's Discovery Centers     Own, operate child care centers      89.10          98.06
04/02/98  06/30/98  Security Capital Atlantic Inc    Real estate investment trust      1,681.40       1,688.36
04/06/98  07/10/98  MoneyGram Payment Systems Inc    Provide food catering services      293.60         268.95
04/06/98  07/31/98  Zero Corp                        Mnfr tools, equip, consumables      431.60         456.24
04/07/98  06/30/98  Beneficial Corp                  Provide financial services        8,703.80      21,875.73
04/07/98  06/30/98  Green Tree Financial Corp        Insurance holding company         7,358.80       8,515.19
04/08/98  05/19/98  Blessings Corp                   Prod printed, laminated films       269.70         244.61
04/09/98  07/27/98  Claremont Technology Group Inc   Pvd computer programming svcs       282.50         278.53
04/09/98  05/15/98  Dart Group Corp                  Wholesale groceries                 193.30         565.17
04/13/98  07/31/98  Mariner Health Group Inc         Own, op nursing care facilities     622.30       1,089.72
04/15/98  08/11/98  Harborside Healthcare Corp       Investment firm                     263.20         280.42
04/16/98  09/28/98  Award Software International     Develop systems software            129.50         101.81
04/17/98  07/21/98  XcelleNet Inc                    Dvlp electn commerce software       214.30         196.34
04/20/98  09/15/98  Atria Communities Inc            Provide residential care svcs       238.90         501.89
04/21/98  08/25/98  PCA International Inc            Investor group                      210.40         268.01
04/21/98  06/24/98  Tracor Inc                       Mnfr radios and televisions       1,323.50       1,377.62
04/27/98  07/09/98  Fluke Corp                       Mnfr tools, control equipment       718.90         657.51
04/27/98  08/30/98  Vitalink Pharmacy Services Inc   Own, op geriatric facilities        678.40         680.28
04/27/98  06/01/98  Yuric Systems Inc                Mnfr telecom equip, software      1,044.10       1,002.06
04/29/98  08/14/98  Neurex Corp                      Mnfr drug delivery systems          824.50         800.83
05/04/98  07/09/98  Echlin Inc                       Mnfr motor vehicle products       4,124.80       4,345.06
05/04/98  06/29/98  Union Texas Petroleum Holdings   Oil and gas exploration, prodn    2,741.40       3,124.56
05/06/98  08/06/98  Mountbatten Inc                  Surety insurance co                  43.40          41.43
05/08/98  06/15/98  Authentic Specialty Foods Inc    Mnfr, whl foods products            141.90         148.06
05/13/98  06/26/98  Sage Laboratories Inc            Mnfr mobile telephone devices        20.20          16.61
05/14/98  09/25/98  New Plan Realty Trust            Real estate investment trust      1,715.30       2,270.33
05/18/98  08/19/98  Mercantile Stores Co Inc         Own, op department stores         2,943.10       3,022.02
05/18/98  08/07/98  RP Scherer Corp                  Whl pharmaceutical products       2,541.60       2,518.70
05/18/98  08/26/98  Viking Office Products Inc.      Own. op stationerly stores        3,082.20       3,049.42
05/25/98  10/01/98  US Surgical Corp                 Mnfr fire protection systems      3,394.20       3.969.78
05/26/98  08/24/98  Hyperion Software Corp           Dvlp software                       837.30         751.40
05/27/98  09/17/98  May & Speh Inc                   Provide on-line database svcs       502.50         526.15
05/28/98  07/07/98  Donnelley Enterprise Solutions   Pvd printing svcs                   105.20         114.54
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Week Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date    to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
02/11/98  06/10/98  MTL Inc                          37.93         38.53            56.10           79.78           46.79
02/11/98  05/20/98  Waverly Inc                      42.47         50.73            50.73           77.27           -3.11
02/16/98  08/04/98  Coherent Communications Sys      30.36         43.23            81.37          104.76           40.24
02/17/98  05/27/98  Devon Group Inc                  29.19         32.03            37.91          108.07           52.10
02/17/98  06/11/98  Zurn Industries Inc              19.53         22.00            36.05           80.82           28.17
02/18/98  06/27/98  Republic Automotive Parts Inc    33.03         33.33            28.57            9.09           20.00
02/19/98  04/21/98  Mastering Inc                    31.58         25.00            33.33           -1.96           36.99
02/23/98  06/30/98  Money Store Inc.                 37.26         28.50            87.43           25.81           34.20
02/23/98  04/28/98  Trusted Information Systems      59.92         84.59            92.29           25.21          119.76
02/24/98  04/06/98  Wonderware Corp                  50.00         59.34            79.44          125.88           32.41
02/26/98  09/30/98  Dresser Industries Inc           13.73         15.03            18.32           43.09           17.73
03/02/98  08/03/98  Benchmarq Microelectronics Inc   15.77         14.02            67.22            5.97            4.86
03/02/98  08/17/98  DeepTech International            8.74          9.80            15.46          138.30           30.23
03/02/98  05/19/98  Scopus Technology Inc            58.51         93.64           100.13            2.35           84.66
03/03/98  05/27/98  EVI Weatherford Inc              39.85         59.59            41.33           74.50            6.18
03/05/98  05/20/98  XL Connect Solutions Inc        -11.11         15.11            22.14          180.70           19.40
03/06/98  07/31/98  Alumax Inc                       35.08         33.26            36.25           30.83           52.85
03/09/98  06/05/98  LCI International Inc            22.18         24.21            54.84          133.33           55.20
03/09/98  06/25/98  PriCellular Corp                  7.69         16.67            16.06           58.87           23.76
03/10/98  06/05/98  Portec Inc                        8.48         13.78            10.35           43.82           13.27
03/11/98  07/16/98  Waste Management Inc             12.62         15.78            15.78          -12.03            5.07
03/12/98  04/20/98  Metromail Corp                   32.69         28.37            30.19          117.32           77.49
03/13/98  07/31/98  MedCath Inc                      15.15         10.95            34.51           26.67           26.67
03/16/98  08/03/98  American General Hospitality     56.60         58.43            52.01           27.67           37.49
03/16/98  05/28/98  Logic Works Inc                  12.96         36.18            57.13          131.25           70.22
03/16/98  07/01/98  360 Communications Co            15.41         30.39            49.84           84.49           68.97
03/17/98  07/31/98  BET Holdings Inc                 53.66         58.49            58.24          109.13           17.76
03/17/98  05/27/98  ForeFront Group Inc              17.27         29.36            48.50          258.63           81.91
03/18/98  06/30/98  Medusa Corp                      17.16         24.29            35.28           60.58           53.29
03/24/98  08/17/98  Insilco Corp                      4.65         11.11            12.85
03/24/98  06/24/98  Walsh International Inc                        36.84            53.33          105.29           59.10
03/27/98  07/01/98  Grand Prix Assoc Of Long Beach   11.81         22.06            21.55           42.21           31.37
03/27/98  07/15/98  Intl Specialty Prods              4.29          1.74            14.51           43.14           22.18
03/30/98  05/11/98  Children's Discovery Centers     20.99         16.67            25.64          139.02           28.95
04/02/98  06/30/98  Security Capital Atlantic Inc    14.88         14.88            14.20           10.31           12.56
04/06/98  07/10/98  MoneyGram Payment Systems Inc    11.49         15.67            42.36           87.57           61.40
04/06/98  07/31/98  Zero Corp                        16.46         17.99            33.18           84.27           24.56
04/07/98  06/30/98  Beneficial Corp                  82.38         82.10            86.06          131.23           84.34
04/07/98  06/30/98  Green Tree Financial Corp        82.51         86.12            94.23           60.39          110.14
04/08/98  05/19/98  Blessings Corp                   18.73         18.31            34.94          118.18           41.77
04/09/98  07/27/98  Claremont Technology Group Inc   21.35         77.05           118.18           21.35           60.00
04/09/98  05/15/98  Dart Group Corp                  14.29         11.89            19.40           71.81           46.79
04/13/98  07/31/98  Mariner Health Group Inc          6.04         10.88            28.98          139.39           27.42
04/15/98  08/11/98  Harborside Healthcare Corp       18.34         22.70             5.82          117.39           35.59
04/16/98  09/28/98  Award Software International     12.83         21.34            53.12           44.54           96.40
04/17/98  07/21/98  XcelleNet Inc                     6.11         12.55             7.73
04/20/98  09/15/98  Atria Communities Inc             2.53          7.29            -0.31           82.02           16.13
04/21/98  08/25/98  PCA International Inc            23.26         17.78            20.46           80.43           19.10
04/21/98  06/24/98  Tracor Inc                        9.97         16.79            25.00          100.00           33.89
04/27/98  07/09/98  Fluke Corp                       61.73         61.29            57.90           64.38           64.84
04/27/98  08/30/98  Vitalink Pharmacy Services Inc   13.57         12.15             6.51           23.29            6.51
04/27/98  06/01/98  Yuric Systems Inc                11.11         17.40            49.73          268.42           62.55
04/29/98  08/14/98  Neurex Corp                      65.56         46.75            41.40          197.27           88.20
05/04/98  07/09/98  Echlin Inc                       41.48         42.86            52.78           67.94           49.41
05/04/98  06/29/98  Union Texas Petroleum Holdings   41.46         46.84            36.47           53.64           49.68
05/06/98  08/06/98  Mountbatten Inc                   2.46          6.18             4.29           66.86           24.26
05/08/98  06/15/98  Authentic Specialty Foods Inc     6.25         13.33            37.37                           20.35
05/13/98  06/26/98  Sage Laboratories Inc            37.26         34.62            35.92           29.63           38.61
05/14/98  09/25/98  New Plan Realty Trust            13.43         15.44            14.29           29.55           11.49
05/18/98  08/19/98  Mercantile Stores Co Inc          9.12          9.59            15.42           56.48           19.40
05/18/98  08/07/98  RP Scherer Corp                  17.47         23.34            30.06           83.76           51.76
05/18/98  08/26/98  Viking Office Products Inc       43.86         42.38            44.24          107.16           49.74
05/25/98  10/01/98  US Surgical Corp                  7.91         25.73            39.73           35.01           51.62
05/26/98  08/24/98  Hyperion Software Corp            4.97          3.78            -3.57          114.87           -1.79
05/27/98  09/17/98  May & Speh Inc                    2.65         12.58            20.35           58.64           34.23
05/28/98  07/07/98  Donnelley Enterprise Solutions   60.77         61.54            83.61          102.41          118.18


                                                                      Page F-13

Merger Premiums to Market Value Analysis
Mergers with Target Price Equal to or Greater than $10 per Share
Announced and Completed 1/1/96-10/9/98
(continued)

------------------------------------------------------------------------------------------------------------------------------------

Date      Date
Announced Effective Target Name                    Target Business Description     Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------
06/04/98  09/08/98  DSC Communications Corp        Dvlp, mnfr digital telecom sys  Alcatel Alsthom CGE
06/04/98  07/20/98  Pollo Tropical Inc             Own and operate restaurants     Carrols Corp
06/10/98  08/18/98  Ceanic Corp                    Pvd subsea services, products   Stolt Comex Seaway SA
06/10/98  09/25/98  Manor Care Inc                 Own, op nursing homes, hotels   Health Care and Retirement
06/12/98  07/21/98  Triangle Pacific Corp          Mnfr, whl wood cabinets         Armstrong World Industries Inc
06/15/98  08/31/98  Bay Networks Inc               Mnfr, whl data networking prods Northern Telecom Ltd (BCE Inc)
06/16/98  08/31/98  Personnel Management Inc       Employment agency               Linsalata Capital Partners
06/17/98  09/24/98  Intersolv Inc.                 Develop software products       Micro Focus Group PLC
06/17/98  09/08/98  Nimbus CD International Inc    Mnfr compact discs              Carlton Communications PLC
06/18/98  07/28/98  ARCO Chemical Co (ARCO)        Mnfr, whl intermediate chems    Lyondell Petrochemical Co
06/18/98  09/24/98  PMT Services Inc               Pvd credit card services        NOVA Corp
06/19/98  08/31/98  Camco International Inc        Mnfr oil, gas field equipment   Schlumberger Technology Corp
06/22/98  08/31/98  Broderbund Software Inc        Dvlp, whl educational software  Learning Co Inc
06/24/98  10/05/98  Penederm Inc                   Mnfr pharmaceutical products    Mylan Laboratories Inc
06/29/98  09/22/98  Dawson Production Services Inc Oil and gas exploration, prodn  Key Energy Group Inc
06/29/98  09/30/98  Physio-Control International   Mnfr, whl cardiac defibrilator  Medtronic Inc
07/01/98  08/20/98  Leeg Inc                       Provide management services     Metzler Group Inc
07/03/98  09/18/98  Saks Holdings (Investcorp Bk)  Own and operate dept stores     Proffitt's Inc
07/17/98  09/02/98  DeCrane Aircraft Holdings Inc  Mnfr avionics components        DLJ Merchant Banking Inc
07/20/98  10/06/98  General Signal Corp            Mnfr electric control equip     SPX Corp
09/29/98  10/07/98  Newmont Gold Co                Gold mining                     Newmont Mining Corp


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Value of         Enter-
                                                                                    Trans-           prise
Date      Date                                      Acquiror                        action           Value
Announced Effective Target Name                     Business Description            ($ mil)         ($ mil)
------------------------------------------------------------------------------------------------------------------------------------

06/04/98  09/08/98  DSC Communications Corp         Mnfr telephone, common equip        4685.30     5084.93
06/04/98  07/20/98  Pollo Tropical Inc              Own and operate restaurants           94.60       93.28
06/10/98  08/18/98  Ceanic Corp                     Pvd oil/gas contracting svcs         222.80      247.21
06/10/98  09/25/98  Manor Care Inc                  Own, operate nursing homes          2474.40     2986.16
06/12/98  07/21/98  Triangle Pacific Corp           Mnfr interior furnishings           1124.30     1124.59
06/15/98  08/31/98  Bay Networks Inc                Mnfr telecommunications equip       9268.60     9008.96
06/16/98  08/31/98  Personnel Management Inc        Investment firm                       34.90       37.50
06/17/98  09/24/98  Intersolv Inc.                  Manufacture lenses, computers        532.00      511.38
06/17/98  09/08/98  Nimbus CD International Inc     Pvd motion picture prodn svcs        264.90      288.46
06/18/98  07/28/98  ARCO Chemical Co (ARCO)         Mnfr petrochems, polyolefins        5645.70     6512.54
06/18/98  09/24/98  PMT Services Inc                Pvd information retrieval svcs      1266.60     1238.70
06/19/98  08/31/98  Camco International Inc         Develop software                    3376.30     3307.25
06/22/98  08/31/98  Broderbund Software Inc         Pvd serv dev consumer software       424.30      287.22
06/24/98  10/05/98  Penederm Inc                    Mnfr, whl pharmaceuticals            193.10      190.48
06/29/98  09/22/98  Dawson Production Services Inc  Pvd oil well services                348.80      309.40
06/29/98  09/30/98  Physio-Control International    Mnfr medical technology prods        529.10      543.04
07/01/98  08/20/98  Leeg Inc                        Pvd business consulting svcs         294.40      272.58
07/03/98  09/18/98  Saks Holdings (Investcorp Bk)   Own and operate dept stores         3282.30     3381.20
07/17/98  09/02/98  DeCrane Aircraft Holdings Inc   Merchant banking firm                181.50      174.11
07/20/98  10/06/98  General Signal Corp             Mnfr engine components, tools       2318.70     2309.41
09/29/98  10/07/98  Newmont Gold Co                 Gold, coal mining, oil, gas expl     264.80     4235.41


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Premium
                                                  ----------------------------------------------------------------------------------
Date      Date                                     1 Day Prior     1 Week Prior    4 Weeks Prior  3 Months Prior    1 Year Prior
Announced Effective Target Name                   to Annc. Date   to Annc. Date    to Annc. Date  to Annc. Date     to Annc. Date
------------------------------------------------------------------------------------------------------------------------------------
06/04/98  09/08/98  DSC Communications Corp         81.64            111.91            98.67            46.71            105.08
06/04/98  07/20/98  Pollo Tropical Inc              10.00              7.32            18.12            66.04             37.50
06/10/98  08/18/98  Ceanic Corp                     29.56             34.45                             79.78             52.38
06/10/98  09/25/98  Manor Care Inc                  21.77             25.31            17.97            21.29             (1.47)
06/12/98  07/21/98  Triangle Pacific Corp           26.14             26.50            24.02
06/15/98  08/31/98  Bay Networks Inc                34.97             18.49            44.88            61.74             59.21
06/16/98  08/31/98  Personnel Management Inc        25.49             23.08            23.08            66.23             21.90
06/17/98  09/24/98  Intersolv Inc.                  56.16             41.05            52.09           161.01             24.91
06/17/98  09/08/98  Nimbus CD International Inc      6.98              5.75            10.84             8.24             12.20
06/18/98  07/28/98  ARCO Chemical Co (ARCO)         14.22             12.27             3.36            23.20             18.92
06/18/98  09/24/98  PMT Services Inc                21.98             35.54            31.98            57.25             53.65
06/19/98  08/31/98  Camco International Inc         32.57             39.88            19.50            51.78             36.41
06/22/98  08/31/98  Broderbund Software Inc         21.21             16.36            18.96           (19.60)           (16.23)
06/24/98  10/05/98  Penederm Inc                    38.97             39.52            88.28            76.89             75.12
06/29/98  09/22/98  Dawson Production Services In   40.70             50.54            66.67            29.63             38.61
06/29/98  09/30/98  Physio-Control International    19.57             31.74            31.34            86.44             57.14
07/01/98  08/20/98  Leeg Inc                        46.50             48.98            41.77                              69.08
07/03/98  09/18/98  Saks Holdings (Investcorp Bk)   34.46             39.02            40.85            39.55            (12.07)
07/17/98  09/02/98  DeCrane Aircraft Holdings Inc   30.50             28.67            33.82            33.33             31.90
07/20/98  10/06/98  General Signal Corp             19.60             22.66            19.40           (13.46)             0.28
09/29/98  10/07/98  Newmont Gold Co                 (5.16)            20.81            62.37           (44.55)             4.35
                                            Mean:    28.1%             32.7%            39.6%            77.9%             53.2%


Source: Securities Data Company, Inc.; Three month and one-year premiums calculated using security prices from FactSet Research Systems, Inc. Commercial banks and other similar financial institutions were excluded for the purpose of this analysis.
                                                                      Page F-14

RELATIVE CONTRIBUTION ANALYSIS (a)
($ IN THOUSANDS)

STAR GAS' AVERAGE
GROSS PROFIT
CONTRIBUTION

96-97          26.7%

98-99          28.8%

96-99          27.8%


STAR GAS' AVERAGE
EBITDA CONTRIBUTION

96-97          35.4%

98-99          32.8%

96-99          34.0%


[_] A.G. Edwards analyzed the relative pro forma contribution of both Star Gas and Petro to the ownership of capital in the pro forma entity based on Star Gas' and Petro's historical results from operations and their respective projections.

[GROSS PROFIT CHART APPEARS HERE]

[EBITDA (c) CHART APPEARS HERE]


______________________________________
(a) For purposes of its analysis, A.G. Edwards converted Petro's historical December 31st fiscal year-end to a September 30th fiscal year-end for comparison purposes. Petro's projections are based on a December 31st calendar year end. Other measures of relative contribution analysis are non-meaningful.
(b)  Assumes normalized weather.
(c)  Includes only heating oil EBITDA for Petro.


                                                                        Page G-1

                                       RELATIVE CONTRIBUTION ANALYSIS
                                       ($ IN THOUSANDS)
                                       (continued)


FOR STAR GAS' CONTRIBUTION                   IMPLIED FIRM VALUE
OF APPROXIMATELY 27.8% OF THE
COMBINED ENTITY'S GROSS                          [PIE CHART APPEARS HERE]
PROFIT AND 34.0% OF THE COMBINED
ENTITY'S EBITDA, IT WILL RECEIVE
APPROXIMATELY 37.1% OF THE
IMPLIED FIRM VALUE.

                                                                       Page G-2

                     DISCOUNTED CASH FLOW ANALYSIS


                        [_] A.G. Edwards performed discounted cash flow analyses for Petro, Star Gas and Star Gas Pro Forma using projected tax-adjusted operating cash flows for 1999 through 2002, terminal values calculated on 2002 EBITDA, and discount rates based on the related weighted average cost of capital.


                        Assumptions:


                        [_]   Weighted average cost of capital ("WACC")
                              -    Petro Stand Alone of 13.4% to 13.9%
                                   (calculated WACC of 13.6%)
                              -    Star Gas Stand Alone of 6.8% to 7.2%
                                   (calculated WACC of 7.0%)
                              -    Star Gas Pro Forma of 7.3% to 7.7%
                                   (calculated WACC of 7.5%)


                        [_]   Terminal value EBITDA multiple
                              -    Petro Stand Alone of 6.0x to 8.0x (calculated
                                   normalized 1998 EBITDA multiple of 6.5x)
                              -    Star Gas Stand Alone and Star Gas Pro Forma
                                   of 9.0x to 11.0x (calculated normalized 1998
                                   EBITDA multiple of 10.6x)

                                                                        Page H-1

Discounted Cash Flow Analysis

(continued)



                            Petro Stand Alone
               ------------------------------------------------------------
                             Terminal Value EBITDA Multiple
                 30 Year
                          -------------------------------------------------
                             6.0x     6.5x     7.0x      7.5x      8.0x
               ------------------------------------------------------------
                   13.4%   $ 64,921 $ 81,662 $ 98,403 $ 115,143 $ 131,884

     WACC          13.6%     62,511   79,110   95,709   112,308   128,908

                   13.9%     60,124   76,583   93,042   109,502   125,961
               ------------------------------------------------------------



                            Star Gas Stand Alone
               ------------------------------------------------------------
                             Terminal  Value EBITDA Multiple
                 30 Year
                          -------------------------------------------------
                             9.0x     9.5x    10.0x     10.5x     11.0x
               ------------------------------------------------------------
                    6.8%   $103,675 $110,428 $117,181 $ 123,935 $ 130,688

     WACC           7.0%    102,537  109,240  115,942   122,645   129,347

                    7.2%    101,410  108,062  114,714   121,367   128,019
               ------------------------------------------------------------



                            Star Gas Pro Forma
               ------------------------------------------------------------
                             Terminal Value EBITDA Multiple
                 30 Year
                          -------------------------------------------------
                             9.0x     9.5x    10.0x     10.5x     11.0x
               ------------------------------------------------------------
                    7.3%   $139,743 $148,282 $156,820 $ 165,358 $ 173,896

     WACC           7.5%    138,338  146,815  155,291   163,767   172,243

                    7.7%    136,946  145,360  153,775   162,190   170,605
               ------------------------------------------------------------

                                                                  Page H-2

DISCOUNTED CASH FLOW ANALYSIS
PETRO -- STAND ALONE
EXCLUDING DISTRIBUTIONS FROM STAR GAS
($ IN THOUSANDS)

====================================================================================================================================
                                                                   NORMALIZED
CASH FLOW SUMMARY (a):                                               1998          1999        2000      2001      2002    TERMINAL
----------------------                                            ------------    ------      ------    ------    ------  ----------
EBITDA                                                                 $46,900   $48,706      $51,196   $53,390   $55,385

Taxes                                                                     (500)     (500)        (500)     (500)     (500)

Maintenance capital expenditures                                                  (3,000)      (3,060)   (3,121)   (3,184)

Working capital increases (b)                                                       (500)        (500)     (500)     (500)
                                                                                 -------      -------   -------   -------
Net operating cash flow (free cash flow)                                          44,706       47,136    49,269    51,201
                                             --------------
WEIGHTED AVERAGE COST OF CAPITAL (C)                 13.6%
                                             --------------
                                             --------------
Terminal EBITDA multiple (d)                          6.5x
                                             --------------

Discount factor                                                                   0.8799       0.7742    0.6812    0.5994    0.5994

Terminal value (e)                                                                                                         $360,003
                                             --------------
PRESENT VALUE                                    $355,875                        $39,337      $36,494   $33,564   $30,691  $215,791
                                             --------------                      -------      -------   -------   -------  --------
Current net debt and preferred stock (f)        ($276,765)
                                             --------------
                                             --------------
NET PRESENT VALUE OF EQUITY                      $ 79,110
                                             --------------

___________________________________________________________
(a)  Based on management projections.
(b)  A.G. Edwards' estimate.
(c)  Based on comparable companies' WACC.
(d) Petro's current firm value of $304.4 million/$46.9 million normalized 1998 EBITDA = 6.5x, which represents a multiple of current year normalized EBITDA.
(e)  Terminal value calculated using EBITDA multiple.
(f)  Net of $33.2 million of cash. Market value of debt used.

                                                                        Page H-3

DISCOUNTED CASH FLOW ANALYSIS
PETRO - STAND ALONE USING STAR GAS' PRO FORMA WACC
EXCLUDING DISTRIBUTIONS FROM STAR GAS
($ in thousands)

====================================================================================================================================
                                                             NORMALIZED
CASH FLOW SUMMARY (a):                                          1998         1999       2000        2001        2002      TERMINAL
-----------------                                            ----------  ----------  ----------  ----------  ----------  ----------
EBITDA                                                        $46,900     $48,706     $51,196     $53,390     $55,385

Taxes                                                            (500)       (500)       (500)       (500)       (500)

Maintenance capital expenditures                                           (3,000)     (3,060)     (3,121)     (3,184)

Working capital increases (b)                                                (500)       (500)       (500)       (500)
                                                                         ----------  ----------  ----------  ----------
Net operating cash flow
(free cash flow)                                                           44,706      47,136      49,269      51,201

                                        -----------------
WEIGHTED AVERAGE COST OF CAPITAL (c)                 7.5%
                                        -----------------

                                        -----------------
TERMINAL EBITDA MULTIPLE (d)                         6.5x
                                        -----------------

Discount factor                                                            0.9299      0.8647      0.8041      0.7477       0.7477

Terminal value (e)                                                                                                        $360,003

                                        -----------------
PRESENT VALUE                                   $429,392                  $41,571     $40,758     $39,615     $38,282     $269,166
                                        -----------------                ----------  ----------  ----------  ----------  ----------

Current net debt and preferred
stock (f)                                      ($276,765)
                                        -----------------

                                        =================
NET PRESENT VALUE OF EQUITY                     $152,627
                                        =================

------------------------------------------------------------------------------------------------------------------------------------

(a) Based on management projections.
(b) A.G. Edwards' estimate.
(c) Based on comparable companies' WACC.
(d) Petro's current term value of $304.4 million/$46.9 million normalized 1998 EBITDA = 6.5x, which represents a multiple of current year normalized EBITDA.
(e) Terminal value calculated using EBITDA multiple.
(f) Net of $33.2 million of cash. Market value of debt used.

                                                                      Page H - 4

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS - STAND ALONE
($ IN THOUSANDS)

==========================================================================================================================
                                                            NORMALIZED
INCOME STATEMENT SUMMARY (a):                                  1998       1999      2000      2001      2002      TERMINAL
----------------------------                                   ----       ----      ----      ----      ----      --------
EBITDA                                                        22,135     24,491    26,029    27,566    29,104
 % increase                                                                10.6%      6.3%      5.9%      5.6%
Net income                                                     2,799      3,297     3,281     3,439     3,761

CASH FLOW SUMMARY:
-----------------

After-tax EBI                                                            12,108    12,658    13,317    14,141
Depreciation and amortization                                            12,358    13,346    14,224    14,938
Maintenance capital expenditures                                         (2,632)   (2,679)   (2,728)   (2,777)
Working capital increases (b)                                              (500)     (500)     (500)     (500)
                                                                        -------   -------   -------   -------
Net operating cash flow (free cash flow)                                 21,334    22,825    24,313    25,802

                                        -------------
WEIGHTED AVERAGE COST OF CAPITAL (c)             7.0%
                                        -------------
                                        -------------
TERMINAL EBITDA MULTIPLE (d)                    10.6x
                                        -------------
Discount factor                                                           0.9342    0.8728    0.8154    0.7618       0.7618
Terminal value (e)                                                                                                 $308,502
                                        -------------
PRESENT VALUE                               $314,355                     $19,931   $19,922   $19,825   $19,656     $235,020
                                        -------------                    -------   -------   -------   -------     --------
Current net debt (f)                       ($109,285)
                                        -------------
NET PRESENT VALUE OF EQUITY                 $205,070
                                        =============

Common units/Total units (g)                    60.5%

                                        =============
EQUITY VALUE TO COMMON UNITS (h)            $123,985
                                        =============
--------------------------------------------------------------------------------

(a)  Based on management projections.
(b)  A.G. Edwards' estimate.
(c)  Based on comparable companies' WACC.
(d) Star's current firm value of $234.1 million $22.1 million normalized 1998 EBITDA = 10.6x, which represents a multiple of current year normalized EBITDA.
(e)  Terminal value calculated using EBITDA multiple.
(f)  Represents total projected 9/30/98 debt less cash.
(g)  Total units include common, subordinated and GP units.
(h) Current market value of common units is 3,858 units* $19.563 unit price = $75,472

                                                                        Page H-5

Discounted Cash Flow Analysis
Star Gas - Pro Forma
($ in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                               Normalized
Income Statement Summary (a):                    1998           1999          2000           2001           2002         Terminal
------------------------                       ----------     --------      --------      ---------      ----------    ------------
EBITDA                                          69,535         73,697        77,725         81,456         84,989
   % increase                                                     6.0%          5.5%           4.8%           4.3%

Net income                                        (102)          (456)       (4,315)        (7,751)       (10,944)

Cash Flow Summary:
------------------

After-tax EBI                                                  29,012        27,234         25,266         23,258

Depreciation and amortization                                  43,661        49,466         55,166         60,705

Maintenance capital expenditures                               (5,632)       (5,739)        (5,849)        (5,961)

Working capital increases (b)                                  (1,000)       (1,000)        (1,000)        (1,000)
                                                              --------      --------      ---------      ----------
Net operating cash flow (free cash flow)                       66,041        69,961         73,583         77,002



                                           ----------------
Weighted average cost of capital (c)                 7.5%
                                           ----------------

                                           ----------------
Terminal EBITDA multiple (d)                        10.6
                                           ----------------

Discount factor                                                0.9299        0.8647         0.8041         0.7477        0.7477

Terminal value (e)                                                                                                     $900,883

                                           ----------------
Present value                                   $912,213      $61,410       $60,494        $59,165        $57,573      $673,571
                                           ----------------   -------       -------        -------        -------      --------

Less net debt (f)                              ($291,997)
                                           ----------------

Net present value of equity                     $620,216
                                           ================
Original common units/Total units (g)               26.7%

                                           ----------------
Equity value to common units (h)                $165,462
                                           ----------------
------------------------------------------------------------------------------------------------------------------------------------

(a) Based on management projections. See Appendix K for model.
(b) A.G. Edwards' estimate.
(c) Based on comparable companies' WACC.
(d) Star's current firm value of $234.1 million/$22.1 million normalized 1998 EBITDA = 10.6x, which represents a multiple of current year normalized EBITDA.
(e) Terminal value calculated using EBITDA multiple.
(f) Represents total proforma projected 9/30/98 debt less cash and cash collateral.
(g) Total units include common, newly issued common, senior subordinated, subordinated and GP units.
(h) Current market value of common units is 3,858 units *$19.563 unit price = $75,472.


                                                                        Page H-6

DISCOUNTED CASH FLOW ANALYSIS
PETRO - STAND ALONE
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ in millions)
================================================================================

                                                    TOTAL                                 IMPLIED      TOTAL      TOTAL
                                                    MARKET       UNIT        TOTAL        MARKET       DEBT/     DEBT AS %     UN-
                                        LEVERED    VAL. DEBT    PRICE AT     UNITS        VALUE OF     TOTAL     OF TOTAL    LEVERED
COMPARABLE COMPANY                      BETA (a)   (BK = MKT)  (10/14/98)   OUT. (MIL)    EQUITY       EQUITY     CAPITAL      BETA
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                  0.42       $711.1      $24.125       41.9        $1,031.2     69.0%       40.8%      0.249
Cornerstone Propane Partners, L.P.       0.45        240.9       18.000       19.9           365.2     66.0%       39.8%      0.271
Ferrellgas Partners, L.P.                0.46        504.1       20.000       31.3           638.6     78.9%       44.1%      0.257
Heritage Propane Partners, L.P.          0.42        177.8       20.813        8.5           180.0     98.8%       49.7%      0.211
National Propane Partners, L.P.          0.61        145.5        9.438       11.2           108.2    134.5%       57.4%      0.260
Star Gas Partners, L.P.                  0.39        109.8       19.563        6.3           124.9     87.9%       46.8%      0.208
Suburban Propane Partners, L.P.          0.40        427.9       19.625       28.7           575.3     74.4%       42.7%      0.229


                                                                          ----------------------------------------------------------
                                                                           Petro's capitalization - at market
Comparable group's average unlevered beta:                         0.24        Total debt (b)                      $310.0      91.8%
Petro's debt - to - equity ratio:                                1123.5%       Common equity                         27.6       8.2%
                                                                                                                   ------     -----
Petro's debt as a percent of total capital:                        91.8%                                           $337.6     100.0%
                                                                          ----------------------------------------------------------
Comparable group's beta relevered for Petro's capital structure:  2.945%
                                                                  =====


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:
----------------------------------------------

                                                                                             MARKET RISK PREMIUM RANGE (e)
                                                                                           ---------------------------------
                                                                                              11.3%       12.3%        13.3%
                                                                                           ---------------------------------
Petro's theoretical levered beta (d):                                        2.945
Assumed % of equity in Petro's capital structure:                              8.2%
Risk - free rate of return (c):                                                4.6%
Petro's cost of equity range (at various market risk premiums):                               37.9%       40.8%        43.8%
                                                                                              ====        ====         ====
Petro's assumed tax rate:                                                      0.0%
Assumed % of debt in capital structure (b):                                   91.8%
Petro's estimated cost of debt (f):                                           11.2%
Petro's estimated after - tax cost of debt:                                   11.2%           11.2%       11.2%        11.2%

                                                                                           ---------------------------------
Petro's weighted average cost of capital range (g):                                           13.4%       13.6%        13.9%
                                                                                           ---------------------------------

_______________________________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Includes preferred stock; not net of cash.
(c) Ten - year Treasury rate on October 14, 1998.
(d) Bloomberg's reported beta for Petro is .60.
(e) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(f) Based on Petro's current debt structure.
(g) Calculation based upon use of the capital Asset Pricing Model (CAPM).

                                                                        Page H-7

Discounted Cash Flow Analysis
Star Gas -- Stand Alone
Weighted Average Cost of Capital Derivation
($ in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Total                                Implied     Total         Total
                                                   Market        Unit       Total       Market      Debt/       Debt as %      Un-
                                     Levered     Val. Debt     Price at     Units      Value of     Total        of Total    levered
Comparable Company                   Beta (a)     (Bk=Mkt)    (10/14/98)  Out. (Mil)    Equity     Equity        Capital      Beta
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                0.42        $711.1        $24.125      41.9     $1,031.2     69.0%         40.8%       0.249
Cornerstone Propane Partners, L.P.     0.45         240.9         18.000      19.9        365.2     66.0%         39.8%       0.271
Ferrellgas Partners, L.P.              0.46         504.1         20.000      31.3        638.6     78.9%         44.1%       0.257
Heritage Propane Partners, L.P.        0.42         177.8         20.813       8.5        180.0     98.8%         49.7%       0.211
National Propane Partners, L.P.        0.61         145.5          9.438      11.2        108.2    134.5%         57.4%       0.260
Star Gas Partners, L.P.                0.39         109.8         19.563       6.3        124.9     87.9%         46.8%       0.208
Suburban Propane Partners, L.P.        0.40         427.9         19.625      28.7        575.3     74.4%         42.7%       0.229

                                                                                       Star's capitalization -
                                                                                       at market (b)
Comparable group's average unlevered beta:                          0.24                Total debt       $109.8    46.8%
Star's debt-to-equity ratio (b):                                   87.9%                Common equity     124.9    53.2%
Star's debt as a percent of total capital (b):                     46.8%                              ---------    -----
Comparable group's beta relevered for Star's capital structure    0.378%                                 $234.6   100.0%
                                                                  =====

Derivation of Weighted Average Cost of Capital:                                                   Market Risk Premium Range (d)
----------------------------------------------                                                --------------------------------------
                                                                                                   11.3%          12.3%        13.3%
                                                                                              --------------------------------------
Star's theoretical levered beta:                                             0.378
Assumed % of equity in Star's capital structure (b):                         53.2%
Risk-free rate of return (c):                                                 4.6%
Star's cost of equity range (at various market risk premiums):                                      8.9%           9.3%         9.6%
Star's assumed tax rate:                                                     35.0%                  ====           ====         ====
Assumed % of debt in capital structure (b):                                  46.8%
Star's estimated cost of debt (e):                                            6.9%
Star's estimated after-tax cost of debt:                                      4.5%                  4.5%           4.5%         4.5%
                                                                                              --------------------------------------
Star's weighted average cost of capital range (f):                                                  6.8%           7.0%         7.2%

----------------------------------------
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 Index.
(b) Market value of debt is assumed to equal book value; debt is not net of cash.
(c)  Ten-year Treasury rate on October 14, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e)  Based on Star current debt structure.
(f)  Calculation based upon use of the Capital Asset Pricing Model (CAPM).

                                                                        Page H-8

Discounted Cash Flow Analysis
Star Gas - Pro Forma
Pro Forma Weighted Average Cost of Capital Derivation
($ in millions)

----------------------------------------------------------------------------------------------------------------------------------

                                                     Total                                Implied     Total     Total
                                                     Market         Unit       Total       Market     Debt/    Debt as %    Un-
                                         Levered    Val. Debt     Price at     Units      Value of    Total    of Total   levered
Comparable Company                       Beta (a)   (Bk = Mkt)   (10/14/98)   Out. (Mil)   Equity     Equity   Capital    Beta
----------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                  0.42       $711.1       $24.125      41.9        $1,031.2     69.0%   40.8%      0.249
Cornerstone Propane Partners, L.P.       0.45        240.9        18.000      19.9           365.2     66.0%   39.8%      0.271
Ferrellgas Partners, L.P.                0.46        504.1        20.000      31.3           638.6     78.9%   44.1%      0.257
Heritage Propane Partners, L.P.          0.42        177.8        20.813       8.5           180.0     98.8%   49.7%      0.211
National Propane Partners, L.P.          0.61        145.5         9.438      11.2           108.2    134.5%   57.4%      0.260
Star Gas Partners, L.P.                  0.39        109.8        19.563       6.3           124.9     87.9%   46.8%      0.208
Suburban Propane Partners, L.P.          0.40        427.9        19.625      28.7           575.3     74.4%   42.7%      0.229

Comparable group's average unlevered beta:              0.24            -------------------------------------------
Pro forma debt - to - equity ratio (b):                113.5%           Pro forma capitalization - at market (b)
Pro forma debt as a percent of total                                    Total debt          $313.9       53.2%
  capital (b):                                         53.2%            Total equity         276.5       46.8%
Comparable group's beta relevered for                                                       ------      -----
  Pro Forma capital structure                          0.418                                $590.5      100.0%
                                                      ======            --------------------------------------------

Derivation of Weighted Average Cost of Capital:                              Market Risk Premium Range (d)
-----------------------------------------------                              -----------------------------
Pro forma theoretical levered beta:                  0.418                       11.3%     12.3%     13.3%
Assumed % of equity in Pro forma capital                                     -----------------------------
  structure (b):                                      46.8%
Risk - free rate of return (c):                        4.6%
Pro forma cost of equity range (at various
  market risk premiums):                                                          9.3%      9.8%     10.2%
Pro forma assumed tax rate:                           35.0%                      =====     =====     =====
Assumed % of debt in capital structure (b):           53.2%
Pro forma estimated cost of debt (e):                  8.6%
Pro forma estimated after - tax cost of debt:          5.6%                       5.6%      5.6%      5.6%
                                                                             -----------------------------
Pro forma weighted average cost of capital range (f):                             7.3%      7.5%      7.7%
---------------------------------------------------------------              -----------------------------

(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to equal book value. See page C-6 for equity calculation.
(c) Ten-Year Treasury rate on October 14, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on Pro forma debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).


                                                                        Page H-9

COMPARABLE TRANSACTIONS ANALYSIS
FIRM VALUATION

  [_] A.G. Edwards noted that public disclosure regarding transactions in the retail home heating oil distribution industry was extremely limited.

  [_] A.G. Edwards analyzed the financial terms related to divestitures by Petro of certain of its retail home heating oil branches and compared them to the implied multiples of the aggregate purchase price of Petro's heating oil assets.

  [_]   Petro has sold three branches for an average EBITDA multiple of 9.0x.

  [_] A.G. Edwards calculated the purchase price of Petro's heating oil assets and calculated multiples based on Petro's EBITDAs.



        ========================================================================
        PURCHASE PRICE OF HEATING OIL ASSETS
        ------------------------------------

        Equity purchase price of heating oil assets
          including CUs (see page C-5)                                 $25,549

        Cost of Debt to be Redeemed ($206,250 + $2,844 premium)        209,094

        Cost of Debt to be Assumed                                      69,646

        Cost of Preferred stock at Redemption Value                     31,767

        Consent Fees                                                     2,110

        Transaction Fees                                                19,343
                                                                     ---------
        Aggregate purchase price of heating oil assets               $ 357,509
                                                                     =========

                  Multiples
        ----------------------------------
                                                             Multiples             Notes
                                                          --------------           ----------------------------------------
        1997 Normalized EBITDA (a)            43,040             8.3 x             As a multiple of aggregate transaction value
        Normalized 1998 EBITDA budget (a)     46,900             7.6 x             As a multiple of aggregate transaction value
        1999 Projected EBITDA (a)             48,706             7.3 x             As a multiple of aggregate transaction value
                                                          --------------

        _______________________________________
        (a) Calculated as gross profit minus SG&A expense and direct delivery expense.

                                                                        Page I-1

PUBLIC COMPANY ANALYSIS

  [__] A.G. Edwards compared certain financial and market information of Star Gas on a historical and pro forma basis to that of certain public propane master limited partnerships which A.G. Edwards deemed relevant for the purposes of this analysis. In addition to Star Gas, A.G. Edwards reviewed the trading multiples from a total of six master limited partnerships.

  [__]  The selected propane master limited partnerships are as follows:
        - AmeriGas Partners, L.P.             - Heritage Propane Partners, L.P.
        - Cornerstone Propane Partners, L.P.  - National Propane Partners, L.P.
        - Ferrellgas Partners, L.P.           - Suburban Propane Partners, L.P.

  [__]  No company used in the analysis is identical to Star Gas.


        ----------------------------------------------------------------------------------------------------
         PUBLIC COMPARABLE COMPANIES (a)
        ----------------------------------------------------------------------------------------------------
                                                                                 PUBLIC            PUBLIC
                                                            PRO FORMA           COMPANY           COMPANY
                                              STAR            STAR               MEDIANS           RANGES
        ----------------------------------------------------------------------------------------------------
         Yield                               11.2%          11.8%                10.1%       9.1% to 22.3%
         Firm value/LTM EBITDA               12.5x (b)      10.0x (b)            11.6x       9.0x to 12.7x
         Firm value/1999E EBITDA              9.6x           7.7x                 9.2x       8.4x to 11.1x
         Equity Market Cap/LTM DCF           15.4x (c)      12.5x (c)            13.4x       8.1x to 15.3x
         Equity Market Cap/1999E DCF          9.6x           7.4x                 9.8x       4.9x to 12.2x
         LTM common unit coverage             1.0x (d)       0.9x (d)             1.5x       0.6x to 1.6x
         1999E common unit coverage           1.5x           1.5x                 2.1x       1.1x to 2.3x
         LTM total unit coverage              0.6x (d)       0.7x (d)             0.7x       0.4x to 1.2x
         1999E total unit coverage            0.9x           1.1x                 1.0x       0.7x to 1.2x
         ---------------------------------------------------------------------------------------------------

         (a) Public comparable companies include: APU, CNO, FGP,HPG, NPL AND
             SPH.
         (b) Firm value/adjusted for actual 1998 budget EBITDA.
         (c) Equity market cap/adjusted for actual 1998 budget EBITDA.
         (d) Adjusted for actual 1998 budget.
                                                                        Page J-1

Public Company Analysis
($ in millions, except per unit data)


------------------------------------------------------------------------------------------------------------------------

                                                      Closing       Implied
                                                       Price        Market    Implied                           Common
                                                        on          Value      Firm     Distribution            Units/
Company                                    Ticker   (10/14/98)    of Equity    Value      per Unit     Yield  Total Units
------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.               (a)   SGU       $19.563     $  124.9    $  234.1       $2.20       11.2%     60.5%

AmeriGas Partners, L.P.                     APU        24.125      1,031.2     1,739.4        2.20        9.1%     52.8%
Cornerstone Propane Partners, L.P.    (c)   CNO        18.000        365.2       596.7        2.16       12.0%     66.8%
Ferrellgas Partners, L.P.             (d)   FGP        20.000        638.6     1,131.2        2.00       10.0%     47.0%
Heritage Propane Partners, L.P.             HPG        20.813        180.0       354.6        2.00        9.6%     56.3%
National Propane Partners, L.P.             NPL         9.438        108.2       250.9        2.10       22.3%     59.6%
Suburban Propane Partners, L.P.       (c)   SPH        19.625        575.3       922.5        2.00       10.2%     75.1%

------------------------------------------------------------------------------------------------------------------------
Mean                                                                                                     12.2%     59.6%
Median                                                                                                   10.1%     58.0%
------------------------------------------------------------------------------------------------------------------------

Pro Forma                                             $19.563       $276.5 (f)  $568.5 (g)   $2.30       11.8%     74.9%


                                             LTM Common      LTM Total        FY99E      FY99E Common       FY99E Total
Company                                     Unit Coverage  Unit Coverage    DCF/Unit     Unit Coverage     Unit Coverage
--------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.                        1.0x (b)        0.6x (h)       $2.02          1.5x               0.9x

AmeriGas Partners, L.P.                        1.4x            0.8x            2.39          2.1x               1.1x
Cornerstone Propane Partners, L.P.             0.8x            0.6x            1.51          1.1x               0.7x
Ferrellgas Partners, L.P.                      1.5x            0.7x            2.15          2.3x               1.1x
Heritage Propane Partners, L.P.                1.5x            0.8x            2.38          2.2x               1.2x
National Propane Partners, L.P.                0.6x            0.4x            1.87           NA                0.9x
Suburban Propane Partners, L.P.                1.6x            1.2x            1.98          1.3x               1.0x

--------------------------------------------------------------------------------------------------------------------------------
Mean                                           1.3x            0.7x                          1.8x               1.0x
Median                                         1.5x            0.7x                          2.1x               1.0x
--------------------------------------------------------------------------------------------------------------------------------

Pro Forma                                      0.9x (b)        0.7x (b)        2.60          1.5x               1.1x


-------------------------------------------------------
1999 estimates per A.G. Edwards' research, except for Star and Pro Forma. 1999 estimates for National Propane from Merrill Lynch research report dated
July 29, 1998.
Implied Firm Value equals common, subordinated and GP units multiplied by the market price of common units plus debt, less cash.
(a) Pro Forma for the Pearl Gas acquisition and the common unit offering.
(b) For Star and Pro Forma only, LTM DCF figures are adjusted for actual 1998 budget DCF estimates.
(c) Financial information pro forma for common unit offering. Maintenance capital expenditures assumed to be 8% of EBITDA due to lack of disclosure.
(d) Maintenance capital expenditures assumed to be 8% of EBITDA due to lack of disclosure.
(e) Financial figures exclude $5.1 million gain from sale of minority interest.
(f) Calculated as: (10,841 common units X $19,563)+(2,767 senior subordinated units X $18.52)+ (857 junior subordinated and GP units X $15.41).
(g) $276.5 in equity plus $313.9 pro forma debt, less $21.9 cash and cash collateral.


                                                                        Page J-2

PUBLIC COMPANY ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)
(continued)

--------------------------------------------------------------------------------

                                LONG TERM        LTM           FIRM VALUE/     FIRM VALUE/       EQUITY        EQUITY
                                  DEBT/         EBITDA/            LTM            1999E        MARKET CAP/    MARKET CAP/
                                FIRM VALUE      INT. EXP.         EBITDA          EBITDA         LTM DCF       1999E DCF
                                -------------------------------------------------------------------------------------------
STAR GAS PARTNERS, L.P.             44.8%        2.4x (a)         12.5x (a)         9.6x        15.4x (a)         9.6x

AmeriGas Partners, L.P.             39.9%        2.2x             11.8x             9.9x        14.8x            10.4x
Cornerstone Propane Partners, L.P.  39.7%        2.4x             12.7x            11.1x        15.3x            12.2x
Ferrellgas Partners, L.P.           44.1%        2.1x             11.4x             9.0x        14.2x             9.5x
Heritage Propane Partners, L.P.     49.8%        2.6x              9.7x             9.0x        12.6x             8.8x
National Propane Partners, L.P.     55.2%        2.6x             12.7x             9.3x        12.0x             4.9x
Suburban Propane Partners, L.P.     46.4%        3.3x              9.0x             8.4x         8.1x            10.1x

---------------------------------------------------------------------------------------------------------------------------
MEAN                                45.8%        2.6x             11.2x             9.5x        12.9x             9.3x
MEDIAN                              45.2%        2.5x             11.6x             9.2x        13.4x             9.8x
---------------------------------------------------------------------------------------------------------------------------

PRO FORMA                           55.2%        2.0x (a)         10.0x (a)         7.7x        12.5x (a)         7.4x

______________________________________________________________________________
EBITDA is defined as net income (loss) before extraordinary items plus interest, income taxes, depreciation and amortization, impairment expense, and other non-recurring and non-operating items.
(a) For Star and Pro forma only, LTM figures use adjusted for actual 1998 budget estimates.

                                                              Page J-3

                          PUBLIC COMPANY DESCRIPTIONS


AMERIGAS PARTNERS, L.P.          AmeriGas Partners operates the largest retail
                                 propane distribution business in the U.S., serving approximately 968,000 residential, commercial, industrial, agricultural, and motor-fuel customers in 45 states. AmeriGas
                                 Partners also sells propane-related supplies and equipment, including home appliances. The company owns or leases a fleet of about 385 transport trucks, 680 railroad tank cars, and 2,300 bobtail and rack trucks. It also owns or leases propane-storage facilities in Arizona and Rhode Island. AmeriGas Propane, a wholly owned subsidiary of UGI Corp., owns 58% of AmeriGas Partners.

                                            [GRAPH APPEARS HERE]

CORNERSTONE PROPANE              Cornerstone Propane Partners, L.P. distributes
PARTNERS, L.P.                   propane for residential, commercial,
                                 industrial, agricultural and other retail uses;
                                 markets and distributes propane and natural gas liquids; services propane heating systems and appliances; and sells propane-related supplies, appliances and other equipment. It is the fifth largest retail marketer of propane in the U.S.
                                 in terms of volume. The partnership's
                                 operations are concentrated in the east coast, south-central and west coast regions of the U.S.

                                            [GRAPH APPEARS HERE]

                                                                      Page J-4

                          PUBLIC COMPANY DESCRIPTIONS
                          (continued)


FERRELLGAS PARTNERS, L.P.          Ferrellgas is the second largest U.S.
                                   distributor of propane serving more than 800,000 residential and commercial customers.
                                   The company also engages in propane/natural gas trading, wholesale propane marketing, and chemical feedstock marketing. It markets its products primarily in the Midwest, the Great
                                   Lakes area, and the Southeast. With a
                                   delivery fleet of approximately 4,000
                                   vehicles, Ferrellgas sells almost 700 million gallons of fuel annually to its retail customers, which represents about 8% of all retail propane bought in the U.S. The company has acquired more than 100 companies in 11 years.

                                                [GRAPH APPEARS HERE]

HERITAGE PROPANE                   Heritage Propane Partners distributes propane
PARTNERS, L.P.                     to more than 220,000 residential, commercial,
                                   industrial, and agricultural customers. The propane is used primarily for heating, drying, cooking, as fuel for engines, as a cutting gas for mining operations, and for curing tobacco. The company's retail operations distribute propane to customers in 23 states in the western, southeastern, and northeastern U.S. The company also distributes wholesale propane and sells, installs, and repairs propane-related equipment. Heritage has acquired 40 retail propane operations since 1989, bringing annual propane sales to over 125 million gallons.

                                                [GRAPH APPEARS HERE]

                                                                      Page J-5

                          PUBLIC COMPANY DESCRIPTIONS
                          (continued)


NATIONAL PROPANE PARTNERS, L.P.          National Propane L.P. markets propane
                                         on a retail basis to residential,
                                         commercial, industrial and agricultural
                                         customers and dealers in 25 states; and
                                         also sells propane-related supplies and
                                         equipment, including home and
                                         commercial appliances. It is the sixth
                                         largest retail marketer of propane in
                                         the U.S. in terms of volume, supplying
                                         approximately 250,000 active retail and
                                         wholesale customers in 25 states
                                         through 166 service centers located in
                                         24 states. Operations are concentrated
                                         in the Midwest, Northeast, Southeast
                                         and Southwest regions of the
                                         U.S.
                                                 [GRAPH APPEARS HERE]

SUBURBAN PROPANE PARTNERS, L.P.          Suburban Propane Partners markets and
                                         distributes propane to residential,
                                         commercial, industrial and agricultural
                                         customers through a retail distribution
                                         network consisting of 352 district
                                         locations in 41 states. The company,
                                         the third largest retail marketer of
                                         propane in the U.S., serves over
                                         730,000 active customers primarily
                                         located in the east and west coast
                                         regions of the country. Suburban
                                         Propane also sells, installs and
                                         services equipment related to its
                                         propane distribution business,
                                         including heating and cooking
                                         appliances and, at some locations,
                                         propane fuel systems.

                                                 [GRAPH APPEARS HERE]

                                                                      Page J-6

TRANSACTIONS SUMMARY AND ASSUMPTIONS

(In thousands except per share and per unit data)

------------------------------------------------------------------------------------------------------------------------------------
SUMMARY CASH FLOW AND COVERAGE ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
($ on per Unit basis)
                                        Estimated      Normalized                              Projected
                                                                     ------------------------------------------------------------
                                           1998           1998          1999            2000              2001           2002
                                       -----------    ------------   -----------    ------------      -----------    ------------
STAR STAND ALONE
  EBITDA                                $ 18,781        $ 22,135      $ 24,491       $ 26,029           $ 27,566       $ 29,104
    Interest Expense                      (7,922)         (7,662)       (8,811)        (9,377)            (9,878)       (10,380)
    Maintenance CapEx                     (2,710)         (2,710)       (2,632)        (2,679)            (2,728)        (2,777)
    Other                                    (25)            (25)          (25)           (25)               (25)           (25)
                                       -----------    ------------   -----------    ------------      -----------    ------------
  Distributable Cash Flow               $  8,124        $ 11,738      $ 13,023       $ 13,948           $ 14,935       $ 15,922
                                       ===========    ============   ===========    ============      ===========    ============
  DCF per Common Unit                   $   2.11        $   3.04      $   3.32       $   3.42           $   3.51       $   3.62
  DCF / Common Unit MQD                     0.96 x          1.38 x        1.51 x         1.55 x             1.60 x         1.65 x

  DCF per Total Unit                    $   1.27        $   1.84      $   2.02       $   2.11           $   2.20       $   2.30
  DCF / Total MQD                           0.58 x          0.84 x        0.92 x         0.96 x             1.00 x         1.04 x

  Indicated Distribution per Common
   Unit                                 $   2.20         $  2.20      $   2.20       $   2.20           $   2.20       $  2.20

STAR PRO FORMA
  EBITDA
  ------
   Star                                 $ 18,781        $ 22,135      $ 24,491       $ 26,029           $ 27,566       $ 29,104
   Petro                                  37,650          46,900        48,706         51,196             53,390         55,385
   Synergies                                 500             500           500            500                500            500
                                       -----------    ------------   -----------    ------------      -----------    ------------
  Total                                   56,911          69,535        73,697         77,725             81,456         84,989
                                       -----------    ------------   -----------    ------------      -----------    ------------

  Interest Expense                       (28,307)        (28,253)      (29,468)       (31,549)           (33,017)       (34,202)
  Maintenance CapEx                       (5,486)         (5,486)       (5,632)        (5,739)            (5,849)        (5,961)
  Other                                   (1,025)         (1,025)       (1,025)        (1,025)            (1,025)        (1,025)
                                       -----------    ------------   -----------    ------------      -----------    ------------
   Distributable Cash Flow                22,093          34,771        37,572         39,412             41,565         43,801
                                       ===========    ============   ===========    ============      ===========    ============

  DCF per Common Unit                   $   2.04        $   3.21      $   3.47       $   3.54           $   3.51       $   3.45
  DCF per Sr. Sub & Common Unit         $   1.62        $   2.56      $   2.76       $   2.78           $   2.73       $   2.73
  DCF per Total Unit                    $   1.53        $   2.40      $   2.60       $   2.62           $   2.59       $   2.59

  Indicated Distribution per Common     $   2.30        $   2.30      $   2.30       $   2.30           $   2.30       $   2.30
   Unit
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ACCRETION/DILUTION
------------------------------------------------------------------------------------------------------------------------------------
  DCF per Unit - Star Stand Alone       $   1.27        $   1.84      $   2.02       $   2.11           $   2.20       $   2.30
  DCF per Unit - Pro Forma              $   1.53        $   2.40      $   2.60       $   2.62           $   2.59       $   2.59
------------------------------------------------------------------------------------------------------------------------------------
   Accretive ($/Unit)                   $   0.25        $   0.56      $   0.58       $   0.51           $   0.39       $   0.29
   Accretive (%)                           20.0%           30.7%         28.6%          24.1%              17.5%          12.6%
------------------------------------------------------------------------------------------------------------------------------------
  Pro Forma Heating Oil DCF per Unit                                  $   3.06       $   3.02           $   2.87       $   2.79
  DPUs Issued as Sr Sub Units at Beg of
   Year                                        -               -             -            303                303              -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Credit Analysis
------------------------------------------------------------------------------------------------------------------------------------
  EBITDA/Interest                           2.01 x          2.46 x        2.50 x         2.46 x             2.47 x         2.48 x
  LT Debt/EBITDA                            5.43            4.45          4.68           4.73               4.72           4.71
  LT Debt/EBITDA (Pro Forma for
   Full-Year Acquisitions)                  5.27            4.32          4.44           4.50               4.50           4.50
  # of Units Issued to Meet Debt
   Covenant                                    -               -             -            574                846            874
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Coverage Ratios
------------------------------------------------------------------------------------------------------------------------------------
  MQD Coverage
  ------------
   Common Unit                              0.89 x          1.39 x        1.51 x         1.54 x             1.53 x         1.50 x
   Senior Subordinated Units                0.71            1.11          1.20           1.21               1.19           1.18
   Total Unit                               0.66            1.05          1.13           1.14               1.12           1.12

  Indicated Distribution Coverage
  -------------------------------
   Common Unit                              0.89 x          1.39 x        1.51 x         1.54 x             1.53 x         1.50 x
   Senior Subordinated Unit                 0.71            1.11          1.20           1.21               1.19           1.18
   Total Unit                               0.66            1.05          1.13           1.14               1.12           1.12
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CURRENT MODEL ASSUMPTIONS
-------------------------------------------------------------------------------------------------------------
Scenario Version                    30-yrs, $30mm @ 4.75x mid-year, $.01 '99, $.005 '00-'01, flat att.
Petro Acqs/yr                           $30,000
Star Acqs/yr                            $10,000                  G.P. Interest Subordinate
Price per Petro Share                   $  2.42
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
EQUITY RESTRUCTURING
-------------------------------------------------------------------------------------------------------------
                                                                  PETRO
                                                  --------------------------------------
                                                   PUBLIC                      INSIDERS
                                                  --------                    ----------
Securities Offered                                 Sr Sub                      Sub & GP
Insentive Rights                                       76%                           24%
Value Offered                                      $ 2.42                        $ 2.45
Current Market                                     $ 1.31                        $ 1.31
Premium to Market                                    84.1%                         86.7%


Implied Value of Security Offered                  $18.52                        $15.41
Security Offered per Share                        0.13064                       0.15920
Total Shares                                       14,609                        11,953
Insiders to Receive Sr. Sub                         6,572                        (6,572)
Shares to Be Converted                             21,181                         5,382
Units Offered                                       2,767                           857
DPUs Offered                                                                        909

Implied Value of GP/Unit                                                         $15.41
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SOURCES AND USES OF FUNDS
-------------------------------------------------------------------------------------------------------------
Sources:                                          Uses:
Excess Cash on Hand                  $841         Repay Debt Principal         $206,250
New Sar Debt                      120,000         Redeem Preferred               31,767
New MLP Equity                    139,363         Premium on Redemption/
New MLP E Equity                        -          Exchange/Defeasance            2,844
Equity for Contest Fees             2,110         Consent Fees                    2,110
Cash Balance                            0         Transaction Fees               19,343

                                 ---------                                     ---------
                                 $262,314                                       $262,314
                                 =========                                     =========
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
FINANCING SUMMARY
-------------------------------------------------------------------------------------------------------------
                                   AMOUNT        RATE       UNIT PRICE
                                 ---------    ----------    ----------
New Common Raised                 $139,363                    $20.26
New Debt Raised                    120,000       9.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
UNITS OUTSTANDING
-------------------------------------------------------------------------------------------------------------
                                                     CURRENT                  PRO FORMA
                                            -----------------------------   -----------------------------
                                                UNITS             %             UNITS             %
                                            -------------   -------------   -------------   -------------
Existing Common                                     3,858           60.5%           3,858           26.7%
New Common                                              0            0.0%           6,983           48.5%
New Common for Acquisitions                             0            0.0%               0            0.0%
Common to Petro Shareholders                            0            0.0%               0            0.0%
Sr Sub (Petro S/Hs)                                     0            0.0%           2,767           19.1%
Existing Sub                                        2,395           37.5%             567            3.9%
Implied GP                                            128            2.0%             289            2.0%
                                            -------------   -------------   -------------   -------------
          Total Units                               6,382          100.0%          14,465          100.0%
                                            =============   =============   =============   =============
-------------------------------------------------------------------------------------------------------------

         Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro
         Projections and tax effect. For discussion purposes only.




                                    1 of 19

TRANSACTION SUMMARY AND ASSUMPTIONS
(in thousands except per share and per unit data)

30-yr.; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01 flat att.

$10,000   Star Acqs/yr
$30,000   Petro Acqs/yr         G.P. Interest Subordinate
$2.42     /Petro Share

OPERATING ASSUMPTIONS
---------------------
                                               PETRO       STAR      STAR NORMAL
                                               -----       ----      -----------
Normalized Maintenance CapEx                   $2,776     $2,710        $2,710
Maintenance CapEx Life                         15 yrs     15 yrs
Growth CapEx Life                             6.5 yrs     15 yrs

Marginal Tax Rate                                33.0%      33.0%
Deferred Tax Percent                                         0.0%

Required Cash at Beginning for Initial
 Distribution                                              7,956
Minimum Star Stand Alone Cash Balance                       $500
Minimum Star Pro Forma Cash Balance                      $10,142
Consolidation Savings                                       $500
Annual Bank Fees                                 $692       $222
Last 20 Days Average Stock Price @ 10/14        $1.31     $20.26
Annual Transaction/Deal Expenses                            $450
Debt/EBITDA Bank Covenant Ratio                             4.5x
Issue Equity to Meet Bank Debt Covenants (Y/N)?              yes

DEBT RESTRUCTURING
------------------
                                               PROJECTED
                                               12/31/97
PRIVATES:                         % TENDERED   PRINCIPAL    STRATEGY    PRICE
                                  ----------   ---------    --------    -----
  11.96% Sr Notes                   100.0%       60,000     Exchange   105.2%
  14.10% Sr Notes                   100.0%        3,100     Exchange   105.2%
  14.10% Sub Notes                  100.0%        3,100     Exchange   105.2%
  14.33% Pfd Stock                  100.0%        4,167   Neg. Tender  100.0%
PUBLICS:
  10.13% Sub Notes & Sr Notes       100.0%       50,000   Neg. Tender  100.0%
  9.38% Sub Notes & Sr Notes        100.0%       75,000      Tender    100.0%
  12.25% Sub Notes & Sr Notes       100.0%       81,250      Tender    103.5%
  12.88% Pfd Stock                  100.0%       30,000      Tender     92.0%

NEW SECURITY ASSUMPTIONS
------------------------

New MLP Equity
--------------
Gross Proceeds                    $139,363
Common Units for Consent Fee         2,110
Common Units to Enron                   --
                                  --------
  Total New Equity Value          $141,473
Common Units to Public               6,983 units

                                                        New Star Debt
                                                        -------------
                                                        Gross Proceeds  120,000
Gross Spread %                                   5.0%   Gross Spread %     3.0%
Gross Spread $                                 $6,968   Gross Spread $   $3,600
Offering Price/Share (current market price)    $20.26   Coupon            9.00%

Main Model Oct-7 Rev 1 with new Star & AGE 30 yr Petro Projections and tax effect

ACQUISITION ASSUMPTIONS
-----------------------

Petro                      Multiple       1998        1999       2000       2001       2002
-----                      --------      ------      ------     ------     ------     ------
  Amount                     4.75x           $0     $30,000    $30,000    $30,000    $30,000
  Timing                                    End         Mid        Mid        Mid        Mid
  % EBITDA                                 0.0%       50.0%      50.0%      50.0%      50.0%
  Amount                     4.75x                       $0
  Timing                                                Beg
  % EBITDA in Initial Yr.                            100.0%
Units Issued at: Common                  $22.00
                 Sr Sub                  $18.52

Star Stand-Alone
----------------
  Weather                   30 year
  Amount                      6.50x     $10,000     $10,000    $10,000    $10,000    $10,000
  Timing                                    End         Mid        Mid        Mid        Mid
  % EBITDA in Initial Year                 0.0%       50.0%      50.0%      50.0%      50.0%
  Amount Financed with Equity              $600      $2,948     $4,127     $3,521     $2,853
  New Units @:                               27         134        188        160        130
  Units Issued at Price of:              $22.00      $22.00     $22.00     $22.00     $22.00

  Amount                      6.50x                      $0
  Timing                                                Beg
  % EBITDA in Initial Year                           100.0%

EXCHANGE ASSUMPTIONS
--------------------
                                                                GETS NEW UNITS OF:
                                EXISTING       --------------------------------------------------
SHAREHOLDERS OF:                 SHARES        COMMON     SR SUB     JNR SUB     G.P.     DPUs(1)
----------------               ----------      ------     ------     -------    ------    -------
Public Class A Shareholders     14,609              0      1,909           0         0       479
Insider Class B Shares              11              0          0           0                   0
Insider Class C Shareholders                                                         0
  Class A & C Shares to Receive
   Jr Sub & GP                   5,382              0          0         567       289       215
  Class A Shares to Receive
   Sr Sub                        6,572              0        859           0         0       215
                               -------            ---      -----         ---       ---       ---
                                26,574              0      2,767         567       289       909
E Sr. Sub                                                     --                              --
                                                           -----                             ---
    Total                                                  2,767                             909
                                                           =====                             ===

(1) Includes 2.0% G.P. Interest.


TRANSACTION COSTS SUMMARY
-------------------------

New MLP Equity                                    $6,968
New Star Debt                                      3,600
Fairness Opinion                                   1,000
Financial Advisory                                 1,500
Exchange Fees on Public Petro Debt/Preferred       1,375
Legal Fees                                         2,500
Printing                                           1,000
Accounting Fees                                      250
Other:
------
Environmental                                        350
Rating Agencies                                      100
Roadshow                                             200
Asset Appraisal                                      250
Solicitation expenses                                100
Other Bank Fees                                      150
                                                 -------
                                                 $19,343
                                                 =======

HEATING OIL DPU TRIGGER
-----------------------
DCF/Unit:       % Convert
  $2.90           33.3%


CONSENT FEE CALCULATION
-----------------------

% of Petro Stock                3.0%
New Petro Shares                 797
Exchange Ratio                 7.65x
                              ------
New Common Units                 104
Common Unit Price             $20.26
                              ------
Implied Value                 $2,110
                              ======



               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.


                                    2 of 19

                                                      -------------------------------------------------------------------------
Summary                                               30-yr; $30mm @ 4.75x mid year; $.01 `99, $.005 `00-`01, flat std.
Distributions                                         $10,000     Star Acqs/yr
                                                      $30,000     Petro Acqs/yr        G.P. Interest Subordinate
                                                      $2.42       / Petro Share
                                                      -------------------------------------------------------------------------



                                                                                               Projected
                                                                ---------------------------------------------------------------
Unitholder Class (1)                                 1998            1999            2000            2001            2002
                                                -------------   ---------------  --------------  --------------  --------------
Common Unitholders
   MQD                                                              $24,936         $25,596         $27,229         $29,207
   Incentive Distributions                                             -                -               -               -
                                                                ---------------  --------------  --------------  --------------
                Total                                               $24,936         $25,596         $27,229         $29,207
E Capital
        Existing Sr. Sub Units                                          -               -               -               -
        Number of DPUs Issued as Sr Sub Units                           -               -               -               -
        New Sr. Sub Units                                               -               -               -               -
                                                                ---------------  --------------  --------------  --------------
                Total Sr. Sub Units                                     -               -               -               -

        Existing Common                                                 -               -               -               -
        New Common                                                      -               -               -               -
                                                                ---------------  --------------  --------------  --------------
                Total Common                                            -               -               -               -
        Common MQD                                                      -               -               -               -
        Common Incentive Distributions                                  -               -               -               -
        Sr. Sub MQD                                                     -               -               -               -
        Sr. Sub Incentive Distributions                                 -               -               -               -
                                                                ---------------  --------------  --------------  --------------
                Total Distributions

Senior Subordinated Unitholders (1)                                     -               237             237             -
        Number of DPUs Issued on Sr. Sub Units
        Base MQD                                                    $ 6,364         $ 6,378         $ 6,392         $ 6,392
        Incremental MQD from DPUs Issued as
          Sr. Sub Units                                                 -               545           1,089           1,089
        Incentive Distributions                                         -               -               -               -
        Incremental Incentive Distributions
          from DPUs Issued as Sr. Sub Units                             -               -               -               -
                                                                ---------------  --------------  --------------  --------------
                Total                                               $ 6,364         $ 6,923         $ 7,481         $ 7,481

Subordinated Unitholders (1)
        Number of DPUs Issued as Sr. Sub Units                          -                60              60              -
        Base MQD                                                     $1,305         $ 1,305         $ 1,305         $ 1,305
        Incremental MQD from DPUs Issued as
          Sr. Sub Units                                                 -               138             277             277
        Incentive Distributions                                         -               -               -                 -
        Incremental Incentive Distributions
          from DPUs Issued as Sr. Sub Units                             -               -               -                 -
                                                                ---------------  --------------  --------------  --------------
                Total                                                $1,305         $ 1,443         $ 1,582         $ 1,582

General Partner
        Number of DPUs Issued on Sr. Sub Units                          -               -               -               -
        Base MQD                                                       $665            $651            $638            $638
        Incremental MQD from DPUs Issued as
          Sr. Sub Units                                                 -                14              28              28
        Incentive Distributions                                         -               -               -               -
        Incremental Incentive Distributions
          from DPUs Issued as Sr. Sub Units                             -               -               -               -
                                                                ---------------  --------------  --------------  --------------
                Total                                                  $665            $665            $665            $665

Unitholder Class Total
        Common Unitholders                                          $24,936         $25,596         $27,279         $29,207
        Senior Subordinated Unitholders                             $ 6,364         $ 6,923         $ 7,481         $ 7,481
        Subordinated Unitholders                                      1,305           1,443           1,582           1,582
        General Partner                                                 665             665             665             665
                                                                ---------------  --------------  --------------  --------------
                Total                                               $33,270         $34,628         $36,957         $38,935

Distributions to DPUs converted to
  Senior Subordinated Units
        MQD                                                         $     0         $   697         $ 1,394         $ 1,394
        Incentive Distributions                                         -               -               -               -
                                                                ---------------  --------------  --------------  --------------
                Total                                                   -               697           1,394           1,394

                                                        check           -               -               -               -

------------
(1) Reflects distributions for respective Unitholder class. All DPUs are issued as Senior Subordinated Units but are distributed pro rata to all Petro shareholders. Consequently, the Subordinated Unitholder class includes DPUs which have been issued as Senior Subordinated Units.



               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.


                                    3 of 19

TRANSACTION SUMMARY AND ASSUMPTIONS
(in thousands except per share and per unit data)                    30-yr; $30mm @ 4.75x mid-year;$.01 '99,$.005 '00-'O1, flat att.



RECAPITALIZATION ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                            (D)EFEASE
                                            (T)ENDER
                                            (R)EDEEM       PRINCIPAL
                                  LOCKUP    (E)XCHANGE      AS OF       MATURITY PERIOD   COUPON/   SINKING FUND PAYMENT   % RED/
                                                                        ---------------             --------------------
PETRO INSTRUMENTS:                PREMIUM   (N)OTHING      9/30/98       M/D         YR   DIVIDEND  PAYMENT   YEAR START   EXCHANGED
------------------                -------   ----------     ----------   ---------------   --------  --------------------   ---------
11.96% Sr Notes                                 e          $ 60,000 v    1-Oct        0   11.960%    $   0             0    100.0%
14.10% Sr Notes                                 e             3,100 v   15-Jan     2001   14.100%        -          1997    100.0%
14.10% Sub Notes                                e             3,100 v   15-Jan     2001   14.100%        -          1997    100.0%
10.13% Sub Notes & Sr Notes        0.0%         t            50,000 v    1-Apr     2003   10.130%        -                  100.0%
 9.38% Sub Notes & Sr Notes        0.0%         t            75,000 v    1-Feb     2006    9.375%        -                  100.0%
12.25% Sub Notes & Sr Notes        0.0%         t            81,250 v    1-Feb     2005   12.250%        -                  100.0%
 8.00% Acq. & Other Notes Pay                   n            14,508 v                 0    8.000%        -             0      0.0%
 8.25% Existing Credit Facility                 n                 0 v              1998    8.250%        -                    0.0%
 0.00% Other Notes                              n                 0 v       NA       NA    0.000%        0            NA      0.0%
                                                           --------
                                                           $286,958

PFRD STOCK:
-----------
14.33% Pfd Stock                                t             4,167 v     1-Aug    1999   14.330%    4,167          1997    100.0%
12.88% Pfd Stock                  0.0%          t            30,000 v    15-Feb    2009   12.875%        0                  100.0%
0.00%                                           n                 0                        0.000%
                                                           --------
                                                           $ 34,167
                                                           --------
        Total Petro                                        $321,125
                                                           --------

STAR INSTRUMENTS:
------------------
8.04% 1st Mortgage Notes         0.07           n            85,000 v        NA      NA    8.040%        -             0      0.0%
7.25% WC Revolver                0.00           n             4,785          NA      NA    7.250%        -            NA      0.0%
7.25% Acquisition Facility       0.01           n             9,000 v        NA      NA    7.250%        -            NA      0.0%
9.00% New Debt                                  n           120,000 v        NA      NA    9.000%        0            NA      0.0%
7.17% Pearl Notes                0.01           n            11,000          NA      NA    7.170%        0            NA      0.0%
                                                           --------
                                 8.21%                     $218,785
                                                           --------
        Total Combined                                     $539,910
                                                           ========

                                   RED/EXCHG      DEFEASANCE         RED/EXCHG/DEFEASE            EXCHANGED
                                                                 -------------------------
PETRO INSTRUMENTS:                 PRICE           PRICE          VALUE          PREMIUM          INT RATE     SECURITY TYPE
------------------                 ---------      ----------     -----------    ---------         ---------    -------------
11.96% Sr Notes                      105.2%                        $63,126      $       0               9.0%   Sr Notes
14.10% Sr Notes                      105.2%                          3,260            -                11.5%   Sr Notes
14.10% Sub Notes                     105.2%                          3,260            -                11.5%   Sub Notes
10.13% Sub Notes & Sr Notes          100.0%         106.2%          50,000            -                        Sub Notes & Sr Notes
 9.38% Sub Notes & Sr Notes          100.0%         108.2%          75,000            -                        Sub Notes & Sr Notes
12.25% Sub Notes & Sr Notes          103.5%         116.2%          84,094          2,844                      Sub Notes & Sr Notes
8.00% Acq. & Other Notes Pay         100.0%                            -              -                        Acq. & Other Notes
                                                                                                                Pay
8.25% Existing Credit Facility       100.0%                            -              -                        Existing Credit
                                                                                                                Facility
0.00% Other Notes                      0.0%                            -              -                11.0%   Other Notes
                                                                                ----------
                                                                                $   2,844
PFRD STOCK:
-----------
14.33% Pfd Stock                     100.0%                          4,167            -                        Pfd Stock
12.88% Pfd Stock                      92.0%                         27,600            -                        Pfd Stock
0.00%                                                                  -              -
                                                                                ----------
                                                                                $       0
        Total Petro                                                             ----------
                                                                                $   2,844
                                                                                ----------
STAR INSTRUMENTS:
------------------
8.04% 1st Mortgage Notes               0.0%                            -              -                        1st Mortgage Notes
7.25% WC Revolver                      0.0%                            -              -                        WC Revolver
7.25% Acquisition Facility             0.0%                            -              -                        Acquisition
                                                                                                               Facility
9.00% New Debt                         0.0%                            -              -                        New Notes
7.17% Pearl Notes                      0.0%                            -              -                        Pearl Notes
                                                                                ----------
                                                                                $       0
                                                                                ----------
Total Combined                                                                  $   2,844
                                                                                ----------
                                                                                 2,843.75


STAR STAND ALONE DISTRIBUTION ASSUMPTIONS
-----------------------------------------------------------------------------

                                                                Distribution
                                                                ------------
Minimum Quarterly Distribution                                  $   2.20
First Target Distribution                                       $   2.42
Second Target Distribution                                      $   2.84
Third Target Distribution                                       $   3.70
Thereafter                                                            NM

Target Distribution Level                                       $   2.20
Annual Distribution Increase                                    $   0.00

                                                                ------------
Standard Distributions Structure ("S") or Target ("T")                  t
                                                                ------------

STAR PRO FORMA DISTRIBUTION ASSUMPTIONS
-------------------------------------------------------------
                                                 Distribution
                                                 ------------
Minimum Quarterly Distribution                   $   2.30
First Target Distribution                        $   2.42
Second Target Distribution                       $   2.84
Third Target Distribution                        $   3.70
Thereafter                                             NM
                                                      ----------------------------------------------------
                                              1998      1999      2000       2001      2002     Thereafter
                                           ---------  --------  --------   --------  --------
Annual Indicated Distribution Increase     $   0.00   $   0.00  $   0.00   $   0.00  $   0.00   $   0.00
Target Indicated Distribution Level        $   2.30   $   2.30  $   2.30   $   2.30  $   2.30
                                                      -----------
Standard Distribution Structure ("S") or Target ("T")        t
                                                      -----------
----------------------------------------------------------------------------------------------------------


               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.



                                    4 of 19

--------------------------------------------------------------------------------
Pro Forma Opening Balance Sheet
(In thousands except per share and per unit data)

Opening Balance Sheet                                       Star Gas       Petro                                         Pro Forma
                                                            --------       -----
                                                           ----------     ----------                         Merger       Star Gas
                                                             9/30/98        9/30/98                       Adjustments     9/30/98
                                                           ----------     ----------                      -----------    --------
Assets
   Cash                                                    $    500         $   9,642                       $     0    $ 10,142
   Other Current Assets                                      15,376            71,498                             -      86,874
                                                           --------         ---------                      --------    --------
    Total Current Assets                                     15,876            81,140                             -      97,016

   PP&E and Intangibles, Net                                161,292           106,695                             -     267,987
   Investments in Unconsolidated Affiliates                       -             1,582                        (1,582)          -
   Other Assets                                                   -            12,802                             -      12,802
                                                           --------         ---------                      --------    --------
    Total Assets                                            177,168           202,219                        (1,582)    377,805
                                                           ========         =========                                  ========
Liabilities

   Current Liabilities                                       10,101            80,870                             -      90,971
   8.25% Existing Credit Facility                             4,785                 -                             -       4,785
   Long Term Debt                                           105,000           286,958                       (82,804)    309,154
   Total Preferred Stock                                          -            34,167                       (34,167)          -
   Other Liabilities                                             76            10,710                             -      10,786
                                                           --------         ---------                      --------    --------
    Total Liabilities                                       119,962           412,705                      (116,971)    415,696

Common Shareholder's/Partner's Equity                        57,206          (210,486)                      115,389     (37,891)
                                                           --------         ---------                      --------    --------
    Total Liabilities and Equity Check                     $177,168          $202,219                     ($  1,582)   $377,805
                                                           ========         =========                                  ========
                                                                  0                 -

PRO FORMA CAPITAL STRUCTURE                                 Star Gas         Petro
                                                            --------         -----
                                                           ----------       ----------        % Not         Merger       Star Gas
                                                            9/30/98          9/30/98         Tendered     Adjustments    9/30/98
                                                           ----------       ----------       --------     -----------   --------
DEBT:
8.04% 1st Mortgage Notes                                   $ 85,000                $0                     $       0     $85,000
7.25% WC Revolver                                             4,785                 -                             -       4,785
7.25% Acquisition Facility                                    9,000                 -                             -       9,000
7.17% Pearl Notes                                            11,000                 -                             -      11,000

11.96% Sr Notes                                                 -              60,000         100.0%        (60,000)          -
14.10% Sr Notes                                                 -               3,100         100.0%         (3,100)          -
14.10% Sub Notes                                                -               3,100         100.0%         (3,100)          -
10.13% Sub Notes & Sr Notes                                     -              50,000         100.0%        (50,000)          -
9.38% Sub Notes & Sr Notes                                      -              75,000         100.0%        (75,000)          -
12.25% Sub Notes & Sr Notes                                     -              81,250         100.0%        (81,250)          -
0.00% Other Notes                                               -                   0                             -           -
8.00% Acq. & Other Notes Pay                                    -              14,508                             -      14,508
8.25% Existing Credit Facility                                  -                   0                             -           -

9.00% Exchange Debt                                             -                   -                        63,126      65,126
11.50% Exchanged Debt                                                                                         6,520       6,520
9.00% New Debt                                                  -                   -                       120,000     120,000
                                                           --------         ---------                      --------    --------
    Total L.T. Debt                                         109,785           286,958                       (82,804)    313,939
                                                           --------         ---------                                  --------
Preferred Stock
14.33% Pfd. Stock                                               -               4,167             -          (4,167)          -
12.88% Pfd. Stock                                               -              30,000                       (30,000)          -
                                                           --------         ---------                      --------    --------
    Total Preferred                                             -              34,167                       (34,167)          -
                                                           --------         ---------                                  --------
Common Equity                                                57,206          (210,486)                      115,389     (37,891)
                                                           --------         ---------                                  --------

    Total Capital                                          $166,991         $ 110,639                                  $276,048
                                                           ========         =========                                  ========


               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.



                                    5 of 19

STAR GAS STAND ALONE INCOME STATEMENT
(In thousands except per share and per unit data)

                                                        Estimated   Normalized                  Projected
                                                                                ---------------------------------------
                                                          1998        1998       1999       2000        2001      2002
                                                        -------      -------    -------    -------    -------   -------
EBITDA                                                  $18,781      $22,133    $24,491    $26,029    $27,566   $29,104
     Depreciation and Amortization                       11,927       11,649     12,358     13,346     14,224    14,938
                                                        -------      -------    -------    -------    -------   -------

EBIT                                                      6,854       10,486     12,133     12,683     13,342    14,166
     Interest Expense                                    (7,922)      (7,662)    (8,811)    (9,377)    (9,878)  (10,380)
     Interest Income                                          -            -          -          -          -         -
     Other Income                                             -            -          -          -          -         -
                                                        -------      -------    -------    -------    -------   -------

Income Before Taxes                                      (1,068)       2,824      3,322      3,306      3,464     3,786
     Current Income Taxes                                   (25)         (25)       (25)       (25)       (25)      (25)
     Deferred Income Taxes                                    -            -          -          -          -         -
                                                        -------      -------    -------    -------    -------   -------
Net income Available to Common                          ($1,093)     $ 2,799    $ 3,297    $ 3,281    $ 3,439   $ 3,761
                                                        =======      =======    =======    =======    =======   =======

STAR GAS STAND ALONE UNITS OUTSTANDING

Common Units
   Beginning Balance                                      3,832        3,832      3,858      3,990      4,174     4,330
     Issuance                                                27           27        131        184        157       127
     Buyback                                                  0            0          0          0          0         0
                                                        -------      -------    -------    -------    -------   -------
   Ending Balance                                         3,858        3,858      3,990      4,174      4,330     4,458
                                                        -------      -------    -------    -------    -------   -------
   Average Common Units Outstanding                       3,858        3,858      3,924      4,082      4,252     4,394

Subordinated Units
   Beginning Balance                                      2,396        2,396      2,396      2,396      2,396     2,396
     Issuance                                                 0            0          0          0          0         0
     Buyback                                                  0            0          0          0          0         0
                                                        -------      -------    -------    -------    -------   -------
   Ending Balance                                         2,396        2,396      2,396      2,396      2,396     2,396
                                                        -------      -------    -------    -------    -------   -------
   Average Subordinated Units Outstanding                 2,396        2,396      2,396      2,396      2,396     2,396

GP Implied Units
   Beginning Balance                                        127          127        128        130        134       137
     Issuance                                                 1            1          3          4          3         3
     Buyback                                                  0            0          0          0          0         0
                                                        -------      -------    -------    -------    -------   -------
   Ending Balance                                           128          128        130        134        137       140
                                                        -------      -------    -------    -------    -------   -------
   Average Implied GP Units Outstanding                     128          128        129        132        136       139
     Total Units                                          6,382        6,382      6,516      6,704      6,864     6,993
                                                        =======      =======    =======    =======    =======   =======

     Average Units Outstanding                            6,382        6,382      6,449      6,610      6,784     6,929
                                                        =======      =======    =======    =======    =======   =======


               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.


                                    6 of 19


(In thousands except per share and per unit data)
                                                                Estimated                 Projected
                                                                           -------------------------------------------
Star Gas Stand Alone Balance Sheet                                 1998      1999       2000        2001        2002
                                                                ---------  --------   --------    --------    --------
Assets:
 Cash                                                          $    500    $    500   $    500    $    500    $    500
 Other Current Assets                                            15,376      18,447     19,274      20,101      20,928
                                                               --------    --------   --------    --------    --------
     Total Current Assets                                        15,876      18,947     19,774      20,601      21,428


 PP&E and Intangibles, Net                                      161,292     162,016    161,799     160,753     159,042
 Other Assets                                                         -           -          -           -           -
                                                               --------    --------   --------    --------    --------
     Total Assets                                               177,168     180,963    181,573     181,354     180,470
                                                               ========    ========   ========    ========    ========


Liabilities:
 Current Liabilities - Excluding Working Capital Borrowing       10,101      13,172     13,999      14,826      15,653
 Total Debt                                                     109,785     118,453    125,370     132,288     139,207
 Other Liabilities                                                   76          76         76          76          76
                                                               --------    --------   --------    --------    --------
     Total Liabilities                                          119,962     131,701    139,445     147,190     154,936

Partner's Equity                                                 57,206      49,262     42,128      34,164      25,534
                                                               ========    --------   --------    --------    --------
     Total Liabilities and Equity                              $177,168    $180,963   $181,573    $181,354    $180,470
                                                               ========    ========   ========    ========    ========
          Check                                                       0           0          0           0           0

Star Gas Stand Alone Cash Flow Statement

 Net Income                                                                 $ 3,297   $  3,281    $  3,439    $  3,761
 Depreciation and Amortization                                               12,358     13,346      14,224      14,938
 Deferred Taxes                                                                   -          -           -           -
 Other Income                                                                     -          -           -           -
 Other Assets/Liabilities                                                         -          -           -           -
 Change in Working Capital                                                        0          -          (0)          0
                                                                           --------   --------    --------    --------
Cash from Operations                                                         15,655     16,627      17,663      18,699
                                                                           --------   --------    --------    --------

 Maintenance CapEx                                                           (2,632)    (2,679)     (2,728)     (2,777)
 Internal Growth CapEx                                                            -          -           -           -
 External Growth CapEx                                                      (10,000)   (10,000)    (10,000)    (10,000)
                                                                           --------   --------    --------    --------
Cash from Investments                                                       (12,632)   (12,679)    (12,728)    (12,777)
                                                                           --------   --------    --------    --------

 Acquisition Borrowing                                                        7,052      5,873       6,479       7,147
 Remaining Distributions to Repay Debt                                           (0)        (0)        (11)       (678)
 Amortization of Mortgage Notes                                                   -          -           -           -
 Borrowing to Repay Exisitng Debt                                                 -          -           -           -
 Borrowing for Changes in WC                                                     (0)         -           0          (0)
 Borrowing to Pay Full MQD                                                    1,166        594           -           -
 Change in Equity                                                             2,949      4,127       3,521       2,853
 Transaction/Deal Expenses                                                     (450)      (450)       (450)       (450)
 Distributions                                                              (14,188)   (14,542)    (14,924)    (15,243)
                                                                           --------   --------    --------    --------
Cash from Financing                                                          (3,473)    (4,398)     (5,385)     (6,372)
                                                                           --------   --------    --------    --------

Net Cash Flow                                                                  (450)      (450)       (450)       (450)
Initial Cash Balance                                                            500        500         500         500
                                                                           --------   --------    --------    --------
Cash Available for Paydown on WC Revolver and Acq. Facility                      50         50          50          50

Minimum Cash Balance                                                            500        500         500         500

Borrowing/(Paydown) on WC Revolver and Acq. Facility                            450        450         450         450
                                                                           --------   --------    --------    --------
Net Change in Cash                                                                -          -           -           -
                                                                           --------   --------    --------    --------

Ending Cash Balance                                                        $    500   $    500    $    500    $    500
                                                                           ========   ========    ========    ========


               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.


                                    7 of 19


(In thousands except per share and per unit data)
                                                                 Estimated   Normalized             Projected
                                                                                         ----------------------------------
                                                                    1998        1998     1999      2000      2001      2002
                                                                 ---------   ----------  ----      ----      ----      ----
STAR GAS STAND ALONE EBITDA CALCULATION
(See Tab 3: Cases)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             Year 1      Year 2    Year 3    Year 4    Year 5
EBITDA Growth Rate                                                              17.9%       10.6%      6.3%      5.9%      5.6%
-------------------------------------------------------------------------------------------------------------------------------

  Base EBITDA:     Timing
                   ------
                    End              1998
                    Mid              1999
                    Mid              2000
                    Mid              2001
                    Mid              2002
                    Mid              2003
                    Mid              2004
                    Mid              2005
                                                                 -------     -------     -------   -------   -------   -------
Total EBITDA                                                     $18,781     $22,135     $24,491   $26,029   $27,566   $29,104
                                                                 =======     =======     =======   =======   =======   =======

Pro Forma Full-Year EBITDA for Debt Covenant Analysis             18,781      22,135      25,260    26,798    28,335    29,873

STAR GAS STAND ALONE DEPRECIATION CALCULATION

Existing Depreciation                                            $11,927     $11,649     $11,649   $11,649   $11,649   $11,649

                                   1998 Normal          2,710
Maintenance CapEx:                      1998            2,710    $     0     $     0     $   181   $   181   $   181   $   181
               Annual Growth 1.8%       1999            2,632                                 88       175       175       175
                                        2000            2,679                                           89       179       179
                                        2001            2,728                                                     91       182
                                        2002            2,777                                                               93

Internal Growth CapEx                   1998                0          -           -           -         -         -         -
               Annual Growth: 0.0%      1999                0                                  -         -         -         -
                                        2000                0                                            -         0         0
                                        2001                0                                                      -         0
                                        2002                0                                                                -
                                        2003                0
                                        2004                0
                                        2005                0

External Growth CapEx:                  1998           10,000          -           -         667       667       667       667
               Annual Growth: 0.00/6    1999           10,000                                333       667       667       667
                                        2000           10,000                                          333       667       667
                                        2001           10,000                                                    333       667
                                        2002           10,000                                                              333
                                        2003           10,000
                                        2004           10,000
                                        2005           10,000
                                                                 -------     -------     -------   -------   -------   -------
   Total Depreciation:                                           $11,927     $11,649     $12,358   $13,346   $14,224   $14,938
                                                                 =======     =======     =======   =======   =======   =======

               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.

                                    8 of 19

Star Gas Stand Alone Schedule
(In thousands except per share and per unit share)

                                                Estimated       Normalized                           Projected
                                                                               ----------------------------------------------------
                                                  1998             1998            1999          2000            2001       2002
                                               ----------      ------------    ------------   ---------        --------   ---------
8.04% 1st Mortgage Notes
 Beginning Balance                              $ 85,000          $85,000          $ 85,000    $ 85,000         $85,000   $ 85,000
  Borrowing                                            0                0                 0           0               0          0
  Amortization                                         0                0                 0           0               0          0
                                               ----------      ------------    ------------   ---------        --------   ---------
 Ending Balance                                   85,000           85,000            85,000      85,000          85,000     85,000

 Interest Payment                  8.04%           6,834            6,834             6,834       6,834           6,834      6,834
 Make-Whole Payment                                    0                0                 0           0               0          0

7.17% Pearl Notes
 Beginning Balance                              $      0          $     0          $ 11,000     S11,000         $11,000    S11,000
  Borrowing                                       11,000           11,000                 0           0               0          0
  Amortization                                         0                0                 0           0               0          0
                                               ----------      ------------    ------------   ---------        --------   ---------
 Ending Balance                                   11,000           11,000            11,000      11,000          11,000     11,000

 Interest Payment                  7.17%             613              613               789         789             789        789
 % of year Pearl Notes
  Outstanding                                       77.7%            77.7%                0           0               0          0

7.25% WC Revolver
 Beginning Balance                                     -                -          $  4,785    $  4,785         $ 4,785   $  4,785
  Borrowing for Change in WC                           -                -                (0)                          0         (0)
  Borrowing/(Payment)                              4,785            4,785                 0           0               0          0
                                               ----------      ------------    ------------   ---------        --------   ---------
 Ending Balance                                    4,785            4,785             4,785       4,785           4,785      4,795
 Effective Avg WC Balance                          3,490              (97)                0          14               0         14

 Interest Payment                  7.25%             253               (7)                0           1               0          1

7.25% Acquisition Facility
 Beginning Balance                                     -                           $  9,000    $ 17,668         $24,585   $ 31,503
  External Acquisitions                            9,400            9,400             7,052       5,873           6,479      7,147
  External Acquisitions at
   Beginning of 1999                                   -                -                 -           -               -          -
  Internal Acquisitions                             (400)            (400)                -           -               -          -
  Borrowing to Pay Full MQD                            -                -             1,166         594               -          -
  Borrowings to Repay                                  -                -                 -           -               -          -
   Existing Debt                                       -                -                 -           -               -          -
   Borrowings/(Payment)                                -                -               450         450             450        450
  Remaining Distributions
   to Repay Debt                                       -                -                (0)         (0)            (11)      (678)
                                               ----------      ------------    ------------   ---------        --------   ---------
 Ending Balance                                    9,000            9,000            17,668      24,585          31,503     38,422

 Interest Payment                  7.25%               0                0               967       1,532           2,033      2,535

Total Debt
 Beginning Balance                              $ 85,000          $85,000          $109,785    $118,453        $125,370   $132,288
  Amortization of Mortgage    Notes                    -                -                 -           -               -          -
  Borrowing for Pearl Notes                       11,000           11,000                 -           -               -          -
  Borrowing for Changes in    WC                       -                -                (0)          -               0         (0)

  Borrowing to Pay Full MQD                            -                -             1,166         594               -          -
  Acquisition Borrowing                            9,000            9,000             7,052       5,873           6,479      7,147
  Borrowing to Repay
   Existing Debt                                       -                -                 -           -               -          -
  Remaining Distributions
   to Repay Debt                                       -                -                (0)         (0)            (11)      (678)
  Borrowing/(Payment) on WC Revolver
   and Acq. Facility                               4,785            4,785               450         450             450        450
                                               ----------      ------------    ------------   ---------        --------   ---------
Ending Balance                                  $109,785         $109,785          $118,453    $125,370        $132,288   $139,207
                                               ==========      ============    ============   =========        ========   =========


Interest Expense
  Interest Expense                              $  7,700          $ 7,440          $  8,589    $  9,155         $ 9,656   $ 10,158
  Bank Fee                                           222              222               222         222             222        222
                                               ----------      ------------    ------------   ---------        --------   ---------
     Total Interest Payment                     $  7,922          $ 7,662          $  8,811    $  9,377         $ 9,878   $ 10,380
                                               ==========      ============    ============   =========        ========   =========




               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.

                                    9 of 19

Star Gas Stand Alone Schedule of Actual Distributions
(In thousands except per share and per unit data)

                                            Estimated   Normalized                                 Projected
                                                                                    ------------------------------------------------
ASSUMES REVISED TARGET
 DISTRIBUTION STRUCTURE                        1998        1998                         1999         2000      2001           2002
                                           ---------   --------                      ----------   ---------  --------       --------

Distributable Cash
------------------
Cash from Operations                        $10,834     $14,448                        $15,655     $16,627    $17,663       $18,699
 Maintenance CapEx                           (2,710)     (2,710)                        (2,632)     (2,679)    (2,728)       (2,777)

 Other                                            0           0                              0           0          0             0
                                           ---------   --------                      ----------   ---------  --------       --------

Total MLP Distributable Cash
 Flow                                         8,124      11,738                         13,023      13,948     14,935        15,922
Distributable Cash Flow / Unit              $  1.27     $  1.84                        $  2.02     $  2.11    $  2.20       $  2.30

Average Units for Calculating Annual
------------------------------------
 Distributions                                                                               2           2          2             2
 -------------
Common Units                                  3,858       3,858                          3,924       4,082      4,252         4,394
Subordinated Units                            2,396       2,396                          2,396       2,396      2,396         2,396
General Partner Interest Unit
 Equivalent                                     128         128                            129         132        136           139
                                           ---------   --------                      ----------   ---------  --------       --------

Total Units Outstanding                       6,382       6,382                          6,449       6,610      6,784         6,929

Distribution Levels
-------------------
MQD                                         $  2.20     $  2.20                        $  2.20     $  2.20    $  2.20       $  2.20
First Target                                $  2.42     $  2.42                        $  2.42     $  2.42    $  2.42       $  2.42
Second Target                               $  2.84     $  2.84                        $  2.84     $  2.84    $  2.84       $  2.84
Third Target                                $  3.70     $  3.70                        $  3.70     $  3.70    $  3.70       $  3.70
Indicated Cash Distribution                 $  2.20     $  2.20                        $  2.20     $  2.20    $  2.20       $  2.20

Distribution of MQD
-------------------
Cash Available                                8,124      11,738                         13,023      13,948     14,935        15,922
Cash Borrowed to Pay Full MQD,                5,917       2,303                          1,166         594          0             0
Allocation to:
 Common Units                                 8,489       8,489                          8,633       8,980      9,354         9,667
 Subordinated Units                           5,271       5,271                          5,271       5,271      5,271         5,271
 General Partner Interest                       281         281                            284         291        298           305

First Target Distribution
-------------------------
Cash Available                                    0           0                              0           0         11           678
 Cash Required for Target
  Distribution                                    0           0                              0           0      1,492         1,524
 Cash Required for Indicated
  Distribution                                    0           0                              0           0          0             0
 Actual Cash Distributed                          0           0                              0           0          0             0
Allocation to:
 Common units                                     0           0                              0           0          0             0
 Subordinated Units                               0           0                              0           0          0             0
 General Partner Interest                         0           0                              0           0          0             0

Second Target Distribution
--------------------------
Cash Available                                    0           0                              0           0          0             0
 Cash Required for Target
  Distribution                                    0           0                              0           0          0             0
 Cash Required for Indicated
  Distribution                                    0           0                              0           0          0             0
 Actual Cash Distributed                          0           0                              0           0          0             0
Allocation to:
 Common Units                                     0           0                              0           0          0             0
 Subordinated Units                               0           0                              0           0          0             0
 General Partner Interest                         0           0                              0           0          0             0
 Incentive Distribution                           0           0                              0           0          0             0

Third Target Distribution
-------------------------
Cash Available                                    0           0                              0           0          0             0
 Cash Required for Target
  Distribution                                    0           0                              0           0          0             0
 Cash Required for Indicated
  Distribution                                    0           0                              0           0          0             0
 Actual Cash Distributed                          0           0                              0           0          0             0
Allocation to:
 Common Units                                     0           0                              0           0          0             0
 Subordinated Units                               0           0                              0           0          0             0
 General Partner Interest                         0           0                              0           0          0             0
 Incentive Distribution                           0           0                              0           0          0             0



               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.

                                   10 of 19

(In thousands except per share and per unit data)


                                     Estimated      Normalized                          Projected
                                                                  ----------------------------------------------------
                                       1998            1998           1999          2000          2001          2002
                                   -----------      -----------   ------------    ---------    ----------     --------
Remaining Distributions
-----------------------
Cash Available                           0                0                 0            0             0             0
Allocation to:
 Common Units                            0                                  0            0             0             0
 Subordinated Units                      0                0                 0            0             0             0
 General Partner Interest                0                0                 0            0             0             0
 Incentive Distribution                  0                0                 0            0             0             0
 Repay Indebtedness                     (0)              (0)                0            0            11           678

Total Distributions
-------------------
Common Units                         8,489            8,489             8,633        8,980         9,354         9,667
Subordinated Units                   5,271            5,271             5,271        5,271         5,271         5,271
General Partner Interest               281              281               284          291           298           305
Incentive Distribution                   0                0                 0            0             0             0
                                   -------          -------           -------      -------       -------       -------
 Total Distributions               $14,041          $14,041           $14,188      $14,542       $14,924       $15,243
                                   =======          =======           =======      =======       =======       =======

Total Distributions Per Unit
----------------------------
Common Unit                        $  2.20          $  2.20           $  2.20      $  2.20       $  2.20       $  2.20
Subordinated Unit                     2.20             2.20              2.20         2.20          2.20          2.20
GP Unit                               2.20             2.20              2.20         2.20          2.20          2.20


               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.

                                   11 of 19

(In thousands except per share and per unit data)

Petro EBITDA Calculation                         Estimated        Normalized                          Projected
                                                                               ----------------------------------------------------
                                                    1998            1998           1999          2000          2001          2002
                                                -----------      -----------   ------------    ---------    ----------     --------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year 1        Year 2         Year 3       Year 4         Year 5
EBITDA Growth Rate
------------------------------------------------------------------------------------------------------------------------------------
   Base EBITDA:    Timing
                   ------
   Acquisitions:    End      1998  $     0
                    Mid      1999   30,000
                    Mid      2000   30,000
                    Mid      2001   30,000
                    Mid      2002   30,000
                    Mid      2003   30,000
                    Mid      2004   30,000
                    Mid      2005   30,000
                                                  -------        -------        -------         -------       -------       -------
   Total EBITDA.                                  $37,630        $46,900        $48,706         $51,196       $53,390       $55,385
                                                  =======        =======        =======         =======       =======       =======

   Pro Forma Full-Year EBITDA for Debt Covenent
   Analysis                                        37,630         46,900         51,864          54,354        56,548        58,543

Petro Depreciation Calculation

Existing Depreciation                             $28,710        $28,710        $28,710         $28,710       $28,710       $28,710

Maintenance CapEx:           1998  $ 2,776              -              -            185             185           185           185
   Annual Growth: 2.0%       1999    3,000                                          100             200           200           200
                             2000    3,060                                                          102           204           204
                             2001    3,121                                                                        104           208
                             2002    3,184                                                                                      106
                             2003    3,247
                             2004    3,312
                             2005    3,378

Internal Growth CapEx:       1998  $     0              -              -              -               -             -             -
   Annual Growth: 0.0%       1999        0                                            -               -             -             -
                             2000        0                                                            -             -             -
                             2001        0                                                                          -             -
                             2002        0                                                                                        -

                             2003        0
                             2004        0
                             2005        0

External Growth CapEx:       1998  $     0              -              -              0               0             0             0
   Annual Growth: 0.0%       1999   30,000                                        2,308           4,615         4,615         4,615
                             2000   30,000                                                        2,308         4,615         4,615
                             2001   30,000                                                                      2,308         4,615
                             2002   30,000                                                                                    2,308
                             2003   30,000
                             2004   30,000
                             2005   30,000

                                                  -------        -------        -------         -------       -------       -------
 Total Depreciation:                               28,710         28,710         31,303          36,120        40,942        45,767
                                                  =======        =======        =======         =======       =======       =======



               Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.

                                 12 of 19


------------------------------------------------------------------------------------------------------------------------------------
(in thousands except per share and per unit data)

STAR PRO FORMA INCOME STATEMENT                                                                         PROJECTED
                                                                ESTIMATED  NORMALIZED   -----------------------------------------
                                                                  1998        1998        1999       2000       2001       2002
                                                                --------   ----------   --------   --------   --------   --------
Combined EBITDA                                                 $ 56,411   $   69,035   $ 73,197   $ 77,225   $ 80,956   $ 84,489
   Consolidated Savings                                              500          500        500        500        500        500
                                                                --------   ----------   --------   --------   --------   --------
Pro Forma EBITDA                                                  56,911       69,535     73,697     77,725     81,456     84,989
   Depreciation and Amortization                                  40,637       40,359     43,661     49,466     55,166     60,705
                                                                --------   ----------   --------   --------   --------   --------
EBIT                                                              16,274       29,176     30,036     28,259     26,290     24,284
   Interest Expense                                              (28,307)     (28,253)   (29,468)   (31,549)   (33,017)   (34,202)
   Interest Income                                                     -            -          -          -          -          -
   Other Income                                                        -            -          -          -          -          -

EBT                                                              (12,033)         923        569     (3,290)    (6,726)    (9,919)
                                                                --------   ----------   --------   --------   --------   --------
   Current Income Taxes                                           (1,025)      (1,025)    (1,025)    (1,025)    (1,025)    (1,025)
   Deferred Income Taxes                                               -            -          -          -          -          -
                                                                --------   ----------   --------   --------   --------   --------
Net Income Available to Common                                  $(13,058)  $     (102)  $   (456)  $ (4,315)  $ (7,751)  $(10,944)
                                                                ========   ==========   ========   ========   ========   ========
Pro Forma Full-Year EBITDA for Debt Covenant Analysis             56,911       69,535     77,624     81,652     85,383     88,916

STAR PRO FORMA UNITS OUTSTANDING

Common Units
   Beginning Balance                                                           10,842     10,842     10,842     11,416     12,261
     Issuance                                                                       -          -          -          -          -
     Issued to Meet Debt Covenant Ratio                                             -          -        574        846        874
     Issued to E                                                                    -          -          -          -          -
     Buyback                                                                        -          -          -          -          -
                                                                --------   ----------   --------   --------   --------   --------
   Ending Balance                                                 10,842       10,842     10,842     11,416     12,261     13,136
                                                                --------   ----------   --------   --------   --------   --------
   Average Common Units Outstanding                               10,842       10,842     10,842     11,129     11,839     12,699

Deferred Participation Units                                                        -
  Beginning Balance                                                    -            -        909        909        606        303
     DPUs Issued at Beginning of Year                                  -            -          -       (303)      (303)         -
                                                                --------   ----------   --------   --------   --------   --------
   Ending Balance                                                      -            -        909        606        303        303

SR Subordinated Units
   Beginning Balance - Sr Sub Units                                              2,767      2,767      2,767      3,070      3,373
     DPUs Issued                                                                    -          -        303        303          -
     Sr. Sub Issuance                                                               -          -          -          -          -
     Sr. Sub to E                                                                   -          -          -          -          -
     Sr. Sub Converted to G.P. Interest                                             -          -          -          -          -
                                                                --------   ----------   --------   --------   --------   --------
   Ending Balance                                                  2,767        2,767      2,767      3,070      3,373      3,373
                                                                --------   ----------   --------   --------   --------   --------
   Average Sr Subordinated Units Outstanding                       2,767        2,767      2,767      3,070      3,373      3,373

Subordinated Units
   Beginning Balance                                                              567        567        567        567        567
     Issuance                                                                       -          -          -          -          -
     Buyback                                                                        -          -          -          -          -
                                                                --------   ----------   --------   --------   --------   --------
   Ending Balance                                                    567          567        567        567        567        567
                                                                --------   ----------   --------   --------   --------   --------
   Average Subordinated Units Outstanding                            567          567        567        567        567        567

GP Implied Units
   Beginning Balance                                                              289        289        289        289        289
     Issued in conjunction with DPUs                                                -          -          -          -          -
     Issued to Meet Debt Covenant Ratio                                             -          -          -          -          -
     Issued in conjunction with E Equity                                            -          -          -          -          -
     Buyback                                                                        -          -          -          -          -
                                                                --------   ----------   --------   --------   --------   --------
                                                                     289          289        289        289        289        289
                                                                --------   ----------   --------   --------   --------   --------
   Average Implied GP Units Outstanding                              289          289        289        289        289        289

Total Units Outstanding                                           14,465       14,465     14,465     15,343     16,491     17,366
                                                                --------   ----------   --------   --------   --------   --------
Average Total Units Outstanding                                   14,465       14,465     14,465     15,055     16,068     16,928
                                                                ========   ==========   ========   ========   ========   ========

Pro Forma Heating Oil Units Used for DPU Issue Calculation                                 8,016      8,446      9,285     10,000

(In thousands except per share and per unit data}


STAR PRO FORMA BALANCE SHEET                              Estimated                           Projected
                                                                        --------------------------------------------------
                                                            1998           1999          2000        2001          2002
                                                          ---------     ---------     ---------    ---------     ---------
ASSETS
  Cash                                                    $  10,142     $  10,142     $  10,142    $  10,142     $  10,142
  Other Current Assets                                       86,874        92,319        97,589      102,470       107,092
                                                          ---------     ---------     ---------    ---------     ---------
    Total Current Assets                                     97,016       102,461       107,731      112,612       117,354

  PP&E and Intangibles, Net                                 267,987       269,958       266,231      256,915       242,170
  Other Assets                                               12,802        12,802        12,802       12,802        12,802
                                                          ---------     ---------     ---------    ---------     ---------
    Total Assets                                            377,805       385,221       386,764      382,329       372,206
                                                          =========     =========     =========    =========     =========

LIABILITIES
  Current Liabilities                                        90,978        96,416       101,686      106,567       111,189
  8.25% Existing Credit Facility                              4,785         4,785         4,785        4,785         4,785
  Total LT Debt                                             309,154       344,852       367,434      384,224       400,122
  Other Liabilities                                          10,786        10,786        10,786       10,786        10,786
                                                          ---------     ---------     ---------    ---------     ---------
    Total Liabilities                                       415,696       456,839       484,691      506,361     $ 526,882

PREFERRED STOCK                                                   -             -             -            -             -
Common Shareholder's Equity                                 (37,891)      (71,618)      (97,927)    (124,033)     (154,676)
                                                          ---------     ---------     ---------    ---------     ---------
    Total Liabilities and Equity                          $ 377,805     $ 385,221     $ 386,764    $ 382,329     $ 372,206
                                                          =========     =========     =========    =========     =========
                                       Check                      -             -             0           (0)           (0)

STAR PRO FORMA CASH FLOW STATEMENT
Net Income                                                                  ($456)      ($4,315)     ($7,751)      (10,944)
  Depreciation and Amortization                                            43,661        49,466       55,366        60,705
  Deferred Taxes                                                                -             -            -             -
  Other Assets/Liab                                                             -             -            -             -
                                                                        ---------     ---------    ---------     ---------
  Change in Non-Cash Working Capital                                            -             -            -             -
Cash from Operations                                                       43,204        45,151       47,414        49,762

  Maintenance CapEx                                                        (5,632)       (5,739)      (5,849)       (5,961)
  Internal Growth CapEx                                                         -             -            -             -
  External Growth CapEx                                                   (40,000)      (40,000)     (40,000)      (40,000)
                                                                        ---------     ---------    ---------     ---------
Cash from Investments                                                     (45,632)      (45,739)     (45,849)      (45,961)

  Acquisition Borrowing                                                    40,000        40,000       40,000        40,000
  Remaining Distributions to Repay Debt                                    (4,302)       (4,785)      (4,608)       (4,866)
  Amortization of Existing Debt                                            (6,127)       (8,141)         (60)          (60)
  Borrowing to Repay Existing Debt                                          6,127         8,141           60            60
  Borrowing for Changes in WC                                                   -             -            -             -
  Change in Common Equity & GP Interest                                         -        12,634       18,603        19,236
  Repayment of Preferred Stock                                                  -             -            -             -
  Distributions                                                           (33,270)      (34,628)     (36,957)      (38,935)
                                                                        ---------     ---------    ---------     ---------
Cash from Financing                                                         2,428        13,221       17,038        15,435

Net Cash Flow                                                                   0        12,634       18,603        19,236
Initial Cash Balance                                                       10,142        10,142       10,142        10,142
                                                                        ---------     ---------    ---------     ---------
Cash Available for Paydown on WC Revolver and Acq. Facility                10,142        22,776       28,745        29,378

Minimum Cash Balance                                                       10,142        10,142       10,142        10,142

Borrowing (Paydown) on WC Revolver and Acq. Facility                            0       (12,634)     (18,603)      (19,236)
                                                                        ---------     ---------    ---------     ---------
Ending Cash Balance                                                        10,142        10,142       10,142        10,142

Net Change in Cash                                                      $       0     $       0    $       0     $       0
                                                                        =========     =========    =========     =========



            Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.


                                   14 of 19


(In thousands except per share and per unit data)

                                                  Estimated     Normalized                       Projected
Star Pro Forma Debt Schedule                                                   ------------------------------------------------

                                                    1998           1998           1999         2000         2001        2002
                                                 ----------    ------------    ----------   ----------   ----------  ----------
8.04% 1 st Mortgage Notes
    Beginning Balance                               $85,000         $85,000        85,000      $85,000      $85,000     $85,000
      Borrowing                                           -               -             -            -            -           -
      Amortization                                        -               -             -            -            -           -
                                                 ----------    ------------    ----------   ----------   ----------  ----------
    Ending Balance                                   85,000          85,000        85,000       85,000       85,000      85,000
    Interest Payment                    8.04%         6,834           6,834         6,834        6,834        6,834       6,834

7.17% Pearl Notes
    Beginning Balance                                11,000          11,000        11,000       11,000       11,000      11,000
      Borrowing                                           -               -             -            -            -           -
      Amortization                                        -               -             -            -            -           -
                                                 ----------    ------------    ----------   ----------   ----------  ----------
    Ending Balance                                   11,000          11,000        11,000       11,000       11,000      11,000
    Interest Payment                    7.17%           613             613           789          789          789         789
    % of year Pearl Notes Outstanding                 77.7%           77.7%

10.13% Sub Notes & Sr Notes
    Beginning Balance                                50,000          50,000              -           -            -           -
      Borrowing                                           -               -              -           -            -           -
      Amortization                                  (50,000)        (50,000)             -           -            -           -
                                                 ----------    ------------    -----------  ----------   ----------  ----------
    Ending Balance                                        -               -              -           -            -           -
    Interest Payment                   10.13%             -               -              -           -            -           -

9.38% Sub Notes & Sr Notes
    Beginning Balance                               75,000           75,000              -           -            -           -
      Borrowing                                          -                -              -           -            -           -
      Amortization                                 (75,000)         (75,000)             -           -            -           -
                                                -----------    ------------    -----------  ----------   ---------- -----------
    Ending Balance                                        -               -              -           -            -           -
    Interest Payment                    9.38%             -               -              -           -            -           -

12.25% Sub Notes & Sr Notes
    Beginning Balance                                81,250          81,250              -           -            -           -
      Borrowing                                           -               -              -           -            -           -
      Amortization                                  (81,250)        (81,250)             -           -            -           -
                                                -----------    ------------    -----------  ----------   ----------  ----------
    Ending Balance                                        -               -              -           -            -           -
    Interest Payment                   12.25%             -               -              -           -            -           -

9.00% New Debt
    Beginning Balance                                     -               -        120,000     126,127      134,268     134,328
      Borrowing                                     120,000         120,000          6,127       8,141           60          60
      Amortization                                        -               -              -           -            -           -
                                                -----------    ------------    -----------  ----------   ----------  ----------
    Ending Balance                                  120,000         120,000        126,127     134,268      134,328     134,388
    Interest Payment                    9.00%        10,800          10,800         11,076      11,718       12,087      12,092

Exchange of 11.96% Senior Notes
    Beginning Balance                                     -               -         63,126      63,126       63,126      63,126
      Borrowing                                      63,126          63,126              -           -            -           -
      Amortization                                        -               -              -           -            -           -
                                                -----------    ------------    -----------  ----------   ----------  ----------
    Ending Balance                                   63,126          63,126         63,126      63,126       63,126      63,126
    Interest Payment                    9.00%         5,681           5,681          5,681       5,681        5,681       5,681

8.00% Acq. & Other Notes Pay
    Beginning Balance                                16,507          16,507         14,508       8,381          240         180
      Borrowing                                           -               -              -           -            -           -
      Amortization                                   (1,999)         (1,999)        (6,127)     (8,141)         (60)        (60)
                                                -----------    ------------    -----------  ----------   ----------  ----------
    Ending Balance                                   14,508          14,508          8,381         240          180         120
    Interest Payment                    8.00%         1,241           1,241            916         345           17          12



            Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.




                                   15 of 19

-------------------------------------------------------------------------------
(In thousands except per share and per unit data)

                                                   Estimated      Normalized                             Projected
                                                                                 ---------------------------------------------------
Star Pro Forma Debt Schedule (cont'd)                1998           1998         1999           2000           2001          2002
                                                   --------      ---------       ----           ----           ----          ----
Exchange of 14.10% Senior Notes
  Beginning Balance                                     -               -          6,520         6,520         6,520         6,520
     Borrowing                                        6,520           6,520          -             -             -             -
     Amortization                                       -               -            -             -             -             -
                                                  ---------       ---------     --------      --------      --------      --------
  Ending Balance                                      6,520           6,520        6,520         6,520         6,520         6,520
  Interest Payment            11.50%                    750             750          750           750           750           750

7.25% WC Revolver
  Beginning Balance                                     -               -          4,785         4,785         4,785         4,785
     Borrowing for Change in WC                         -               -            -             -             -             -
     Borrowing to Pay Full MQD                          -               -            -             -             -             -
     Borrowing (Payment)                              4,785           4,785          -             -             -             -
                                                  ---------       ---------     --------      --------      --------      --------
  Ending Balance                                      4,785           4,785        4,785         4,785         4,785         4,785

  Effective Avg WC Balance                           23,600          23,600       10,814         9,393         9,393         9,393
  Interest Payment             7.25%                  1,711           1,711          784           681           681           681

7.25% Acquisition Facility
  Beginning Balance                                     -               -          9,000        44,698        67,280        84,069
    External Acquisitions                             9,400           9,400       40,000        40,000        40,000        40,000
    External Acquisitions at Beginning of 1999          -               -            -             -             -             -
    Internal Growth CapEx                              (400)           (400)         -             -             -             -
    Payment                                             -               -             (0)      (12,634)      (18,603)      (19,236)
    Remaining Distributions to Repay Debt               -            (1,501)      (4,302)       (4,785)       (4,608)       (4,866)
                                                  ---------       ---------     --------      --------      --------      --------
    Ending Balance                                    9,000           7,499       44,698        67,280        84,069        99,968
  Interest Payment             7.25%                   ($15)           ($69)    $  1,947      $  4,059      $  5,486      $  6,671

Total Pro Forma Debt
  Beginning Balance                               $ 318,757       $ 318,757     $313,939      $349,637      $372,219      $389,009
     Amortization of Existing Debt                 (208,249)       (208,249)      (6,127)       (8,141)          (60)          (60)
     Exchange of Notes                               69,646          69,646          -             -             -             -
     Borrowing for Changes in WC                        -               -            -             -             -             -
     Acquisition Borrowing                            9,000           9,000       40,000        40,000        40,000        40,000
     Borrowing to Pay Full MQD                          -               -            -             -             -             -
     Borrowing to Repay Existing Debt               120,000         120,000        6,127         8,141            60            60
     Remaining Distributions to Repay Debt              -            (1,501)      (4,302)       (4,785)       (4,608)       (4,866)
     Borrowing (Payments) on WC Revolver and
       Acq. Facility                                  4,785           4,785           (0)      (12,634)      (18,603)      (19,236)
                                                  ---------       ---------     --------      --------      --------      --------
  Ending Balance                                    313,939         312,439      349,637       372,219       389,009       404,907

Preferred Stock
  Beginning Balance                                  34,167          34,167          -             -             -             -
     Repayments                                     (34,167)        (34,167)         -             -             -             -
                                                  ---------       ---------     --------      --------      --------      --------
  Ending Balance                                        -               -            -             -             -             -
  Dividend Payment            14.33%                    -               -            -             -             -             -

  Interest Expense/Dividends                         27,615          27,561       28,776        30,857        32,325        33,510
  Chase Fees                                            692             692          692           692           692           692
                                                  ---------       ---------     --------      --------      --------      --------
       Total Interest Payment/Dividends           $  28,307       $  28,253     $ 29,468      $ 31,549      $ 33,017      $ 34,202
                                                  =========       =========     ========      ========      ========      ========


            Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.



                                   16 of 19

STAR PRO FORMA DISTRIBUTION SCHEDULE OF ACTUAL DISTRIBUTIONS

(In thousands except per share and per unit data)

                                                Estimated      Normalized                        Projected
                                                                            ----------------------------------------------------
                                                  1998           1998           1999           2000          2001        2002
                                               ---------      ----------    ----------      ----------    ---------   ----------

Distributable Cash
------------------
Cash from Operations (excl chg in WC)             27,579          40,257      $ 43,204        $ 45,151     $ 47,414      $49,762
 Maintenance CapEx                                (5,486)         (5,486)       (5,632)         (5,739)      (5,849)      (5,961)
 Other                                               -               -             -               -            -
                                               ---------      ----------    ----------      ----------    ---------   ----------
Total MLP Distributable
 Cash Flow                                        22,093          34,771        37,572          39,412       41,565       43,801
Distributable Cash Flow Unit                     $  1.53        $   2.40      $   2.60        $   2.62     $   2.59      $  2.59
Distributable Cash Flow /
 Unit Pro Forma for DPU Conversion

Average Units for Calculating Annual
------------------------------------
 Distribution
-------------
Common Units                                      10,842          10,842        10,842          11,129       11,839       12,699
SR Subordinated Units                              2,767           2,767         2,767           3,070        3,373        3,373
Subordinated Units                                   567             567           567             567          567          567
General Partner Interest Unit
 Equivalent                                          289             289           289             289          289          289
                                               ---------      ----------    ----------      ----------    ---------   ----------
Total Units Outstanding                           14,465          14,465        14,465          15,055       16,068       16,928

Distribution Levels                              $  2.30        $   2.30        $ 2.30        $   2.30     $   2.30      $  2.30
-------------------
MQD                                              $  2.30        $   2.30        $ 2.30        $   2.30     $   2.30      $  2.30
First Target                                     $  2.42        $   2.42         $2.42        $   2.42     $   2.42         2.42
Second Target                                    $  2.84        $   2.84         $2.84        $   2,84     $   2.84         2.84
Third Target                                     $  3.70        $   3.70      $    170        $   3.70     $   3.70      $  3.70

Indicated Cash Distribution                      $  2.30        $   2.30         $2.30        $   2.30     $   2.30      $  2.30

Distribution of MQD
-------------------
Cash Available                                    22,093          34,771        37,572          39,412       41,565       43,801
Allocation to:
 Common Units                                     22,093          24,936        24,936          25,596       27,229       29,207
 SR Subordinated Units                                 0           6,364         6,364           7,061        7,758        7,758
 Subordinated Units                                    0           1,305         1,305           1,305        1,305        1,305
 General Partner Interest                              0             665           665             665          665          665

First Target Distribution
-------------------------
Cash Available                                         0           1,501         4,302           4,785        4,608        4,866
 Cash Required for Target Distribution                 0           1,736         1,736           1,808        1,932        2,037
 Cash Required for Indicated
  Distribution                                         0               0             0               0            0            0
 Actual Cash Distributed                               0               0             0               0            0            0
Allocation to:
 Common Units                                          0               0             0               0            0            0
 SR Subordinated Units                                 0               0             0               0            0            0
 Subordinated Units                                    0               0             0               0            0            0
 General Partner Interest                              0               0             0               0            0            0

 Total Distributions to:
  Common Units                                         0               0             0               0            0            0
  Sr. Subordinated Units                               0               0             0               0            0            0
  Subordinated Units                                   0               0             0               0            0            0
  General Partner Interest                             0               0             0               0            0            0


            Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.




                                   17 of 19

(In thousands except per share and per unit data)

                                            Estimated    Normalized                  Projected
                                                                       -----------------------------------------------------
                                               1998         1998           1999        2000          2001           2002
                                            ---------    ----------    -----------   ---------    ----------     -----------
Second Target Distribution
--------------------------
Cash Available                                      0             0              0           0             0               0
   Cash Required for Target Distribution            0             0              0           0             0               0
   Cash Required for Indicated Distribution         0             0              0           0             0               0
   Actual Cash Distributed                          0             0              0           0             0               0

Allocation to:
   Common Units                                     0             0              0           0             0               0
   SR Subordinated Units                            0             0              0           0             0               0
   Subordinated Units                               0             0              0           0             0               0
   General Partner Interest                         0             0              0           0             0               0
   Incentive Right                                  0             0              0           0             0               0
      Incentive Right to GP Interest                0             0              0           0             0               0
      Incentive Right to Sub Units                  0             0              0           0             0               0
      Incentive Right to Sr. Sub Units              0             0              0           0             0               0

   Total Distributions to:
      Common Units                                  0             0              0           0             0               0
      Sr. Subordinated Units                        0             0              0           0             0               0
      Subordinated Units                            0             0              0           0             0
      General Partner Interest                      0             0              0           0             0               0

Third Target Distribution
-------------------------
Cash Available                                      0             0              0           0             0               0

   Cash Required for Target Distribution            0             0              0           0             0               0
   Cash Required for Indicated Distribution         0             0              0           0             0               0
   Actual Cash Distributed                          0             0              0           0             0               0

Allocation to:
   Common Units                                     0             0              0           0             0               0
   Sr. Subordinated Units                           0             0              0           0             0               0
   Subordinated Units                               0             0              0           0             0               0
   General Partner Interest                         0             0              0           0             0               0
   Incentive Right                                  0             0              0           0             0               0
      Incentive Right to GP Interest                0             0              0           0             0               0
      Incentive Right to Sub Units                  0             0              0           0             0               0
      Incentive Right to Sr. Sub Units              0             0              0           0             0               0

   Total Distributions to:
      Common Units                                  0             0              0           0             0               0
      Sr. Subordinated Units                        0             0              0           0             0               0
      Subordinated Units                            0             0              0           0             0               0
      General Partner Interest                      0             0              0           0             0               0

Remaining Distribution
----------------------
Cash Available                                      0             0              0           0             0               0
   Cash Required for Indicated
    Distribution                                    0             0              0           0             0               0
   Actual Cash Distributed                          0             0              0           0             0               0
Allocation to:
   Common Units                                     0             0              0           0             0               0
   Sr. Subordinated Units                           0             0              0           0             0               0
   Subordinated Units                               0             0              0           0             0               0
   General Partner Interest                         0             0              0           0             0               0
   Incentive Right                                  0             0              0           0             0               0
      Incentive Right to GP Interest                0             0              0           0             0               0
      Incentive Right to Sub Units                  0             0              0           0             0               0
      Incentive Right to Sr. Sub Units              0             0              0           0             0               0
   Repay Indebtedness                               0         1,501          4,302       4,785         4,608           4,866

   Total Distributions to:
      Common Units                                  0             0               0          0             0               0
      Sr. Subordinated Units                        0             0               0          0             0               0
      Subordinated Units                            0             0               0          0             0               0
      General Partner Interest                      0             0               0          0             0               0


            Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.

STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT,D)

(In thousands except per share and per unit data)

                                     Estimated        Normalized                               Projected
                                                                    ----------------------------------------------------------------
                                        1998            1998            1999                 2000             20O1           2002
                                    ----------       ----------     -----------          ------------     -----------    -----------
Total Distributions
-------------------
Common units                         $22,093          $24,936        $24,936                $25,596          $27,229       $29,207
SR Subordinated Units                      0            6,364          6,364                  7,061            7,758         7,758
Subordinated Units                         0            1,305          1,305                  1,305            1,305         1,305
General Partner Interest                   0              665            665                    665              665           665
                                    ----------        ---------     -----------          ------------      ----------    -----------
 Total Distributions                 $22,093          $33,270        $33,270                $34,628          $36,957       $38,935
                                    ==========        =========     ===========          ============      ==========    ===========

                                      14,041           14,041         14,188                 14,542           14,924        15,243
Total Distributions Per Units
-----------------------------
Common Units                         $  2.04          $  2.30        $  2.30                $  2.30          $  2.30       $  2.30
SR Subordinated Units                   0.00             2.30           2.30                   2.30             2.30          2.30
Subordinated & GP Units                 0.00             2.30           2.30                   2.30             2.30          2.30


            Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.


                                   19 of 19

PETRO PRO FORMA, WORKING CAPITAL REQUIREMENTS
(IN 000S, EXCEPT PER SHARE AMOUNTS)

-------------------------------------------------------------------------------------------------------
                                                   ASSUMPTIONS
-------------------------------------------------------------------------------------------------------

DEBT ATTRIBUTED TO PETRO:
                                                           9/30/98
                                                          Pro Forma       Interest      Annual
                                                           Balance          Rate       Interest
                                                          ----------      ---------    --------
8.00 % Acquisition & Other Notes Pay                      $ 14,508          8.00%       $ 1,161
9.00 % Exchanged Debt                                       63,126          9.00%         5,681
11.50% Exchanged Debt                                        6,520         11.50%           750
9.25% New Debt (a)                                         120,000          9.25%        11,100
                                                                                       --------
                                                                                        $18,692

NEW COMMON UNITS TO REFINANCE OLD DEBT & CONSENT FEE:
                                                Price Per        Number                     Annual
     Amount to be Raised                         Share          of Units       MQD       Distribution
----------------------------------------------------------     ----------   --------    ---------------
          $141,473                              $20.259           6,983       $2.30         $16,061

INCREASE IN MQD ON OLD COMMON UNITS                              Number     Increase in     Annual
                                                                of Units       MQD       Distribution
                                                               ----------   -----------  --------------
Old Common Units                                                  3,832       $0.10         $   383



OPERATING WORKING CAPITAL REQUIRE               $   500

Tax Liability:                                  $ 5,000

(a) AGE assumed rate of 9.25%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   REQUIREMENT CALCULATION
-------------------------------------------------------------------------------------------------
                                                                    Closing Date
                                                         ----------------------------------------
                                                            Jan 31         Feb 28       Mar 31
                                                             1999           1999         1999
                                                         ------------    ----------   -----------
 Interest on Debt Attributed to Petro:                   $  17,134       $ 15,576     $14,019

 MQD on New Common Units                                    16,061         16,061      16,061

 Increase in MQD on old Common Units                           383            383         383

 Operating Working Capital Requirement                         500            500         500

 Tax Liability                                               5,000          5,000       5,000
                                                         ---------       --------     -------
 Sub Total                                               $  39,078       $ 37,521     $35,963

 Petro EBITDA
 Historical Quarter Ended:
 6/30/98                                                   ($6,355)       ($6,355)   ($ 6,355)
 9/30/97                                                   (20,908)       (20,908)    (20,908)
 12/31/97                                                   16,716         16,716      16,716
                                                                                      -------
 Projected Month Ended:
 2/28/99                                                    20,434
 3/31/99                                                    13,281         13,281
                                                         ---------       --------

 Sub Total                                               $  23,168       $  2,734    ($10,547)

 TOTAL                                                   $  15,910       $ 34,787     $46,510

-------------------------------------------------------------------------------------------------
 WORKING CAPITAL REQUIREMENT                                18,000         35,000      46,500
-------------------------------------------------------------------------------------------------

 Projected Month Ended Working Capital:
 Standard Calculation                                    $  20,670       $ 36,836     $47,341
 Excess Cash Assuming a March 31 Close                                                $   841